UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04391

Old Mutual Funds II
(Exact name of registrant as specified in charter)
________

4643 South Ulster Street, Suite 600
Denver, CO 80237
(Address of principal executive offices)

Julian F. Sluyters
4643 South Ulster Street, Suite 600, Denver, CO 80237
(Name and address of agent for service)

Copies to:

William H. Rheiner, Esq.	Andra C. Ozols, Esq.
Stradley Ronon Stevens & Young, LLP	Old Mutual Capital, Inc.
2600 One Commerce Square	4643 South Ulster Street, Suite 600
Philadelphia, PA 19103	Denver, CO 80237
(215) 564-8082	(720) 200-7725

Registrant’s telephone number, including area code: 1-888-772-2888

Date of fiscal year end: March 31

Date of reporting period: September 30, 2009

Item 1.	Reports to Stockholders.
[OLD MUTUAL LOGO]
         Funds II

                                                         Old Mutual Funds II

                                                             SEMI-ANNUAL
                                                               REPORT

                                                          September 30, 2009

Equity Funds
____________

Old Mutual Analytic U.S. Long/Short Fund

Old Mutual Barrow Hanley Value Fund

Old Mutual Columbus Circle Technology and

   Communications Fund

Old Mutual Focused Fund

Old Mutual Growth Fund

Old Mutual Heitman REIT Fund

Old Mutual Large Cap Growth Fund

Old Mutual Strategic Small Company Fund

Old Mutual TS&W Mid-Cap Value Fund

Old Mutual TS&W Small Cap Value Fund

Fixed-Income Funds
__________________

Old Mutual Barrow Hanley Core Bond Fund

Old Mutual Cash Reserves Fund

Old Mutual Dwight High Yield Fund

Old Mutual Dwight Intermediate Fixed Income Fund

Old Mutual Dwight Short Term Fixed Income Fund

TABLE OF CONTENTS

About This Report                                                                                                                  1

Message to Shareholders                                                                                                            4

Management Overview and Schedules of Investments

Equity Funds

   Old Mutual Analytic U.S. Long/Short Fund
      Class Z (OBDEX), Class A (OADEX), Class C (OCDEX), Institutional Class (OISLX)                                               5

   Old Mutual Barrow Hanley Value Fund
      Class Z (OBFOX), Class A (OAFOX), Class C (OCFOX), Institutional Class (OIBHX)                                              13

   Old Mutual Columbus Circle Technology and Communications Fund
      Class Z (OBTCX), Class A (OATCX), Class C (OCOMX), Institutional Class (OICTX)                                              18

   Old Mutual Focused Fund
      Class Z (OBFVX), Class A (OAFCX), Class C (OCFCX), Institutional Class (OIFCX)                                              23

   Old Mutual Growth Fund
      Class Z (OBHGX), Class A (OAHGX), Class C (OCHGX), Institutional Class (OIGHX)                                              28

   Old Mutual Heitman REIT Fund
      Class Z (OBRTX), Class A (OARTX), Class C (OCRTX), Institutional Class (OIHRX)                                              37

   Old Mutual Large Cap Growth Fund
      Class Z (OLCPX), Class A (OLGBX), Class C (OCLAX), Institutional Class (OILLX)                                              42

   Old Mutual Strategic Small Company Fund
      Class Z (OSSCX), Class A (OSSAX), Class C (OCSSX), Institutional Class (OISSX)                                              48

   Old Mutual TS&W Mid-Cap Value Fund
      Class Z (OTMZX), Class A (OTMAX), Class C (OTMCX), Institutional Class (OTMIX)                                              59

   Old Mutual TS&W Small Cap Value Fund
      Class Z (OSMVX), Class A (OACVX), Class C (OCCVX), Institutional Class (OICVX)                                              65

Fixed-Income Funds

   Old Mutual Barrow Hanley Core Bond Fund
      Institutional Class (OCBIX)                                                                                                 72

   Old Mutual Cash Reserves Fund
      Class Z (OBCXX), Class A (OCAXX), Class C (OCCXX), Institutional Class (OCIXX)                                              79

   Old Mutual Dwight High Yield Fund
      Institutional Class (ODHYX)                                                                                                 83

   Old Mutual Dwight Intermediate Fixed Income Fund
      Class Z (OBFJX), Class A (OAFJX), Class C (OCIRX), Institutional Class (OIDIX)                                              88

   Old Mutual Dwight Short Term Fixed Income Fund
      Class Z (OBCPX), Class A (OIRAX), Class C (OIRCX), Institutional Class (OIDSX)                                              96

TABLE OF CONTENTS - concluded

Statements of Assets & Liabilities                                                                                               104

Statements of Operations                                                                                                         110

Statements of Changes in Net Assets                                                                                              116

Statement of Cash Flows                                                                                                          122

Financial Highlights                                                                                                             123

Notes to Financial Statements                                                                                                    136

Proxy Voting and Portfolio Holdings                                                                                              160

Fund Expenses Example                                                                                                            161

Board Review and Approval of Investment Management
and Sub-Advisory Agreements                                                                                                      164

ABOUT THIS REPORT

HISTORICAL RETURNS
____________________________________________________________________________________________________________________________________

All total returns mentioned in this report account for the change in a Fund's per-share price, and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 888-772-2888 or visit oldmutualfunds.com for performance results current to the most recent month-end.

Performance without load assumes that no front-end or contingent deferred sales charge was applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge was applied to the extent applicable.
The Funds offer Class A, Class C, Class Z and Institutional Class shares of most Funds. Effective following the close of business on
August 10, 2009, all Funds except the Old Mutual Dwight Intermediate Fixed Income Fund and Old Mutual Dwight Short Term Fixed Income
Fund, no longer offered Class C shares to new investors. Class A shares have a current maximum up-front sales charge of 5.75% (4.75%
for Dwight Intermediate Fixed Income Fund, 3.00% for Dwight Short Term Fixed Income Fund and none for Cash Reserves Fund) and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
____________________________________________________________________________________________________________________________________

This report reflects views, opinions, and Fund holdings as of September 30, 2009, the end of the report period, and these views and opinions are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or of the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of September 30, 2009 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology and real estate sectors have been among the most volatile sectors in the market. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. High-yield bonds involve a greater risk of default and price volatility than U.S. government and other higher-quality bonds. An investment in a Fund is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Certain Funds utilize call options, short selling and derivatives as part of their investment strategy. Call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. There are risks associated with short selling, including the risk that a Fund may have to cover the short position at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. By engaging in certain derivative strategies or investing the proceeds received from selling securities sold short, a Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's net asset value greater than without the use of leverage, which could result in increased volatility of returns. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. A Fund could be negatively affected if the change in market value of the securities fails to correlate with the value of the derivative purchased or sold.

                                                                 1

ABOUT THIS REPORT - concluded

COMPARATIVE INDEXES
____________________________________________________________________________________________________________________________________

The comparative indexes discussed in this report are meant to provide a basis for comparing the Funds' performance against specific securities indexes. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Funds may significantly differ in holdings and composition from an index. Individuals cannot invest directly in an index.

Barclays Capital U.S. Aggregate Bond Index

The unmanaged Barclays Capital U.S. Aggregate Bond Index is a widely recognized measure of the aggregate bond market. The unmanaged index is market value-weighted inclusive of accrued interest.

Barclays Capital U.S. Corporate High-Yield Bond Index

The Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged portfolio of corporate bonds constructed with a rules-based methodology to mirror the U.S. high yield debt market. Performance data for the index includes reinvested income.

Barclays Capital U.S. Intermediate Aggregate Bond Index

The Barclays Capital Intermediate U.S. Aggregate Bond Index is an unmanaged index of fixed-income securities with medium term durations. The unmanaged index is market-value weighted inclusive of accrued interest.

Lipper Money Market Funds Average

Funds that by portfolio practice invest in money market instruments with an average maturity of less than 6 months, including commercial paper, floating rate notes, certificates of deposit, and cash deposits. The Lipper Money Market Funds Average represents the average performance of 331 mutual funds (as of September 30, 2009) classified by Lipper, Inc. in the Money Market category.

Merrill Lynch 1-3 Year U.S. Treasuries Index

The Merrill Lynch 1-3 Year U.S. Treasuries Index is a capitalization weighted basket of all outstanding U.S. Treasury notes and bonds having between one and three years remaining term to maturity and a minimum outstanding of $1 billion.

NYSE Arca Tech 100 Index

The NYSE Arca Tech 100 Index is a price-weighted index of the top 100 U.S. technology stocks from major industries within the technology sector.

Russell 1000® Growth Index

The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Index

The unmanaged Russell 2000 Index is comprised of smaller cap common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

Russell 2000® Growth Index

The Russell 2000 Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

                                                                 2

Russell 2000® Value Index

The unmanaged Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index

The unmanaged Russell Midcap Growth Index consists of stocks from the Russell Midcap® Index with a greater than average growth orientation.

Russell Midcap® Value Index

Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Standard & Poor's 500 Index

The unmanaged Standard & Poor's 500 ("S&P 500") Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

Standard & Poor's MidCap 400 Index

The unmanaged Standard & Poor's MidCap 400 ("S&P MidCap 400") Index is a widely recognized mid-cap index of 400 domestic mid-cap stocks chosen for their market capitalization, liquidity, and industry group representations.

Wilshire U.S. Real Estate Securities Index

The unmanaged Wilshire U.S. Real Estate Securities Index is a market weighted capitalization index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies, and partnerships. This index is float adjusted.

Index returns and statistical data included in this report are provided by Bloomberg and Factset.

                                                                 3

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

The stock market maintained an upward trajectory throughout the six-month period ending September 30, 2009, providing much needed relief for equity investors as stocks rallied across the board and helped to mend some of the losses from prior periods. Stocks considered most economically sensitive, and those that had suffered significantly during the worst of the credit crisis, significantly rebounded. During the period, all capitalization segments of stocks recorded positive returns and value stocks outperformed growth stocks. U.S. stocks, as measured by the S&P 500 Index, were up 34.02% for the six-month period ended September
30, 2009. Fixed income market conditions also improved this period, as virtually every sector of the bond markets produced generous returns as long-term interest rates fell and credit spreads continued to become tighter.

Much of the market rally was due in part to recent economic and financial news, including reports of massive government intervention in the U.S. economy that led to a gradual easing of the recession's grip. Although unemployment continued to climb closer to 10%
during the period, declines in the housing market began to slow, and even stabilize, in certain areas. Credit markets began to thaw as several large banks and brokerage firms tapped the capital markets. Confidence seemed to be on the rise, and most observers were cautiously optimistic about a gradual improvement in consumption outlays and economic prosperity.

Many of the sub-advisers to the Old Mutual Funds II portfolios believe that the economy appears to be near or in the early stages of a recovery, though areas of concern remain. These include continued high unemployment rates and a still-crippled housing market, both of which may contribute to headwinds in the face of a recovery. However, the sub-advisers are encouraged by the strengthening manufacturing segment of the economy, and believe that the strongest indicator of growth to come resides in the improving corporate earnings.

As always, we are grateful for your support and will continue to work diligently to enhance your experience as an investor in the
Old Mutual Funds II portfolios. Please do not hesitate to contact us if there is anything we can do to better serve you. Feel free to contact me directly at President@oldmutualcapital.com, or please see the back cover of this report for other contact information.

Sincerely,

/s/ Julian Sluyters

Julian F. Sluyters
President
Old Mutual Funds II

                                                                 4

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Performance Highlights

o    For the six-month period ended September 30, 2009, the Old Mutual Analytic U.S. Long/Short Fund (the "Fund") underperformed its benchmark, the S&P 500 Index (the "Index"). The Fund's Class Z shares posted a 27.52% return versus a 34.02% return for the
     Index.

o    Stock selection in the utilities, materials, and health care sectors contributed positively to the Fund's performance, while stock selection in the financials, energy, and information technology sectors detracted from the Fund's performance.

o    Long positions in Ashland (no longer a Fund holding), Microsoft, and Occidental Petroleum contributed positively to the Fund's performance.

o    Short positions in Century Aluminum (no longer a Fund holding), Plains Exploration & Production, and Hartford Financial
     Services Group (no longer a Fund holding) detracted from Fund performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2009, the Old Mutual Analytic U.S. Long/Short Fund (the "Fund") underperformed its benchmark, the S&P 500 Index (the "Index"). The Fund's Class Z shares posted a 27.52% return versus a 34.02% return for the
     Index. Performance for all share classes can be found on page 7.

Q.   What investment environment did the Fund face during the past period?

A.   The stock market rebounded significantly during the six-month period ended September 30, 2009, with 15% of the return coming during the last three months of the period. Signs that the recession may be ending drove investor optimism. At the beginning of the period, the credit markets improved and volatility levels fell, which led investors to bid up equity prices. At the end of the period, investor optimism soared when 73% of all companies in the Index beat earnings expectations. During the period, investors favored stocks with high betas, low momentum, and lower quality, possible signs that the market may be on its way out of its downturn as investors have historically tended to favor such stocks in the final months of a recession.

Q.   Which market factors influenced the Fund's relative performance?

A.   The investment process utilized by Analytic Investors, LLC ("Analytic"), the Fund's sub-adviser, is based on the premise that investor behavior changes, but changes slowly, and is fairly persistent from month to month. Thus, market inconsistency during the period presented a challenging environment for Analytic to add value. Holdings in companies with attractive asset utilization and above-average sales to price ratios contributed positively to the Fund's performance as these characteristics were favored by investors during the period. However, holdings in companies with above-average interest coverage and return on equity detracted from the Fund's performance as these characteristics were not favored by investors during the period. The
     Fund's de-emphasis on companies with attractive price momentum and volatility, as measured through sales per share, contributed positively to the Fund's performance as investors did not favor these measures during the period. The Fund's de-emphasis on companies with high financial leverage and trading volume detracted from the Fund's performance as these characteristics were favored by investors during the period.

Q.   How did portfolio composition affect Fund performance?

A.   Stock selection in the utilities, materials, and health care sectors contributed positively to the Fund's performance, while stock selection in the financials, energy, and information technology sectors detracted from the Fund's performance.

     Long positions in Ashland (no longer a Fund holding), Microsoft, and Occidental Petroleum contributed positively to the Fund's performance. Ashland, a chemical company, saw its share price rise when it announced that earnings should be better than expected and analysts upgraded its stock. Microsoft, a software company, saw its stock price rise as the stock market bounced back and rewarded well run companies with strong balance sheets. International oil and gas company, Occidental Petroleum, benefited from a discovery in California of natural gas that looked inexpensive to extract due to its geological layout. The company expected costs at the site to be below average.

                                                                                                       Analytic U.S. Long/Short Fund

                                                                 5

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Top Ten Holdings
as of September 30, 2009

Chevron                                                                     4.6%
___________________________________________________________________________________

Exxon Mobil                                                                 3.8%
___________________________________________________________________________________

Comcast, Cl A                                                               3.7%
___________________________________________________________________________________

Intel                                                                       3.6%
___________________________________________________________________________________

Occidental Petroleum                                                        3.5%
___________________________________________________________________________________

Amgen                                                                       3.1%
___________________________________________________________________________________

AmerisourceBergen                                                           3.0%
___________________________________________________________________________________

Corning                                                                     2.9%
___________________________________________________________________________________

NRG Energy                                                                  2.6%
___________________________________________________________________________________

T Rowe Price Group                                                          2.5%
___________________________________________________________________________________

As a % of Total
Fund Investments*                                                          33.3%
___________________________________________________________________________________

*Top ten holdings are all long positions.

     On the other side of the equation, short positions in Century Aluminum (no longer a Fund holding), Plains Exploration &
     Production, and Hartford Financial Services Group (no longer a Fund holding) detracted from Fund performance. Aluminum producer
     Century Aluminum, saw its stock price rise as profits rose with aluminum prices. Plains Exploration & Production, an oil and gas company, saw its stock price rise when its production volumes increased. Life insurer Hartford Financial Services Group, saw its stock price rise when it reported earnings that beat analysts' expectations.

Q.   What is the investment outlook for the U.S. equity market?

A.   Analytic intends to continue to emphasize stocks with attractive historical earnings to price ratios and asset utilization.
     Analytic also intends to focus on select companies with above average profit margins, while de-emphasizing companies with higher than average volatility, as measured through sales per share. Analytic further anticipates continuing to move away from companies with high six-month returns and above average volatility, as measured through cash flow per share.

     Analytic's process is based on the fundamental belief that there is consistency in the types of characteristics investors prefer. If this belief holds going forward, Analytic believes the Fund could benefit from being properly positioned toward stocks with characteristics that have been historically favored by investors.

Analytic U.S. Long/Short Fund

                                                                 6

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2009
____________________________________________________________________________________________________________________________________

                                                                                      Annualized       Annualized       Annualized
                                          Inception       6 Month      1 Year           5 Year           10 Year        Inception
                                            Date          Return       Return           Return           Return          to Date
____________________________________________________________________________________________________________________________________

Class Z*                                   07/01/93       27.52%      (11.41)%           1.10%           (0.62)%          7.36%
Class A with load                          07/31/03       20.15%      (16.73)%          (0.35)%            n/a            1.59%
Class A without load                       07/31/03       27.41%      (11.62)%           0.83%             n/a            2.58%
Class C with load                          07/31/03       25.88%      (13.08)%           0.10%             n/a            1.82%
Class C without load                       07/31/03       26.88%      (12.20)%           0.10%             n/a            1.82%
Institutional Class                        12/20/06 (1)   27.61%      (11.22)%            n/a              n/a           (9.87)%
S&P 500 Index                              07/01/93       34.02%       (6.91)%           1.02%           (0.15)%          7.44%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

*   Data prior to January 11, 2002 includes performance of a predecessor fund. The predecessor fund was managed by Analytic
    Investors, LLC and had investment goals, strategies and policies that were substantially similar to the Fund.
(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to February 2006, the Fund did not take short positions as part of its main investment strategies and the Fund's performance prior to February 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 29, 2009 prospectuses) are 1.70% and
1.84%; 2.60% and 2.04%; 3.24% and 2.79%; and 1.72% and 1.61%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Analytic U.S. Long/Short Fund, Class Z	S&P 500 Index
3/31/99	10,000	10,000
3/31/00	11,717	11,794
3/31/01	9,717	9,238
3/31/02	9,962	9,260
3/31/03	7,090	6,967
3/31/04	9,536	9,414
3/31/05	10,346	10,044
3/31/06	11,500	11,222
3/31/07	14,000	12,549
3/31/08	12,955	11,912
3/31/09	7,785	7,375
9/30/09	9,927	9,884

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 1999 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	1.8%
Consumer Discretionary	5.8%
Consumer Staples	9.0%
Energy	14.7%
Financials	13.6%
Health Care	15.2%
Industrials	11.4%
Information Technology	19.4%
Materials	1.6%
Telecommunication Services	3.7%
U.S. Treasury Obligations	0.4%
Utilities	3.4%

                                                                 7

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 116.7%                                                      Commercial Banks-Western US - 0.2%
Aerospace/Defense - 5.0%                                                   Bank of Hawaii                                 6,660   $        277
General Dynamics (C)                          49,170   $      3,176                                                               ______________
Lockheed Martin (C)                           57,446          4,485
Raytheon                                      24,267          1,164        Total Commercial Banks-Western US                               277
                                                       ______________      _____________________________________________________________________

Total Aerospace/Defense                                       8,825        Commercial Services-Finance - 1.1%
_____________________________________________________________________      Visa, Cl A (C)                                27,525          1,902
                                                                                                                                  ______________
Agricultural Chemicals - 0.1%
CF Industries Holdings                         1,023             88        Total Commercial Services-Finance                             1,902
                                                       ______________      _____________________________________________________________________

Total Agricultural Chemicals                                     88        Computer Services - 1.0%
_____________________________________________________________________      Computer Sciences*                            32,110          1,692
                                                                                                                                  ______________
Airlines - 1.9%
Southwest Airlines                           339,482          3,259        Total Computer Services                                       1,692
                                                       ______________      _____________________________________________________________________

Total Airlines                                                3,259        Computers - 1.9%
_____________________________________________________________________      Dell*                                         85,929          1,311
                                                                           Hewlett-Packard (C)                           11,526            544
Applications Software - 0.6%                                               International Business Machines               11,419          1,366
Microsoft (C)                                 39,880          1,032        Sun Microsystems*                             13,819            126
                                                       ______________                                                             ______________

Total Applications Software                                   1,032        Total Computers                                               3,347
_____________________________________________________________________      _____________________________________________________________________

Auto-Cars/Light Trucks - 0.9%                                              Computers-Integrated Systems - 0.1%
Ford Motor*                                  213,163          1,537        NCR*                                           6,343             88
                                                       ______________                                                             ______________

Total Auto-Cars/Light Trucks                                  1,537        Total Computers-Integrated Systems                               88
_____________________________________________________________________      _____________________________________________________________________

Beverages-Non-Alcoholic - 0.1%                                             Containers-Paper/Plastic - 0.1%
Pepsi Bottling Group                           2,888            105        Sonoco Products                                4,418            122
                                                       ______________                                                             ______________

Total Beverages-Non-Alcoholic                                   105        Total Containers-Paper/Plastic                                  122
_____________________________________________________________________      _____________________________________________________________________

Building-Mobile Home/Manufactured Housing - 0.1%                           Cosmetics & Toiletries - 0.4%
Thor Industries                                3,218            100        Estee Lauder, Cl A                            15,488            574
                                                       ______________      Procter & Gamble                               2,442            141
                                                                                                                                  ______________
Total Building-Mobile Home/Manufactured Housing                 100
_____________________________________________________________________      Total Cosmetics & Toiletries                                    715
                                                                           _____________________________________________________________________
Cable/Satellite TV - 5.0%
Comcast, Cl A (C)                            462,098          7,805        Distribution/Wholesale - 1.5%
DIRECTV Group*                                 8,218            227        Ingram Micro, Cl A*                            9,265            156
DISH Network, Cl A*                           41,246            794        Tech Data*                                    61,658          2,566
                                                       ______________                                                             ______________

Total Cable/Satellite TV                                      8,826        Total Distribution/Wholesale                                  2,722
_____________________________________________________________________      _____________________________________________________________________

Cellular Telecommunications - 0.3%                                         Diversified Banking Institution - 0.4%
NII Holdings, Cl B*                           18,961            568        Bank of America                               41,763            707
                                                       ______________                                                             ______________

Total Cellular Telecommunications                               568        Total Diversified Banking Institution                           707
_____________________________________________________________________      _____________________________________________________________________

Chemicals-Diversified - 1.3%                                               Diversified Manufacturing Operations - 0.5%
Dow Chemical                                  58,452          1,524        Harsco                                        26,259            930
E.I. du Pont de Nemours                        4,574            147        Illinois Tool Works                              799             34
FMC                                           11,673            657                                                               ______________
                                                       ______________
                                                                           Total Diversified Manufacturing Operations                      964
Total Chemicals-Diversified                                   2,328        _____________________________________________________________________
_____________________________________________________________________
                                                                           E-Commerce/Services - 2.5%
Chemicals-Specialty - 0.3%                                                 eBay*                                        184,501          4,356
Cabot                                         13,241            306                                                               ______________
Eastman Chemical                               4,979            267
                                                       ______________      Total E-Commerce/Services                                     4,356
                                                                           _____________________________________________________________________
Total Chemicals-Specialty                                       573
_____________________________________________________________________      Electric-Integrated - 0.7%
                                                                           PPL                                           41,988          1,274
                                                                                                                                  ______________

                                                                           Total Electric-Integrated                                     1,274
                                                                           _____________________________________________________________________

                                                                 8

_____________________________________________________________________      _____________________________________________________________________

 Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Electronic Components-Semiconductors - 7.2%                                Life/Health Insurance - 0.6%
Intel                                        385,020   $      7,535        Torchmark                                     12,566   $        546
Texas Instruments (C)                        218,375          5,173        Unum Group                                    24,535            526
                                                       ______________                                                             ______________

Total Electronic Components-Semiconductors                   12,708        Total Life/Health Insurance                                   1,072
_____________________________________________________________________      _____________________________________________________________________

Engineering/R&D Services - 4.3%                                            Machinery-Farm - 1.9%
Fluor (C)                                     72,542          3,689        AGCO* (C)                                    120,338          3,325
KBR (C)                                      165,642          3,858                                                               ______________
                                                       ______________
                                                                           Total Machinery-Farm                                          3,325
Total Engineering/R&D Services                                7,547        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical Products - 3.3%
Entertainment Software - 2.5%                                              Johnson & Johnson (C)                         30,060          1,830
Electronic Arts*                             230,751          4,396        Stryker (C)                                   67,065          3,047
                                                       ______________      Zimmer Holdings*                              17,668            944
                                                                                                                                  ______________
Total Entertainment Software                                  4,396
_____________________________________________________________________      Total Medical Products                                        5,821
                                                                           _____________________________________________________________________
Fiduciary Banks - 5.3%
Bank of New York Mellon (C)                  156,598          4,540        Medical-Biomedical/Genetic - 5.8%
Northern Trust (C)                            82,260          4,784        Amgen*                                       108,631          6,543
                                                       ______________      Biogen Idec*                                  72,147          3,645
                                                                                                                                  ______________
Total Fiduciary Banks                                         9,324
_____________________________________________________________________      Total Medical-Biomedical/Genetic                             10,188
                                                                           _____________________________________________________________________
Finance-Credit Card - 3.7%
American Express                             107,102          3,631        Medical-Drugs - 3.2%
Discover Financial Services                  176,680          2,868        Forest Laboratories*                           7,158            211
                                                       ______________      Merck                                         39,031          1,234
                                                                           Pfizer                                       123,358          2,042
Total Finance-Credit Card                                     6,499        Schering-Plough                               30,142            851
_____________________________________________________________________      Wyeth                                         24,685          1,199
                                                                                                                                  ______________
Finance-Investment Banker/Broker - 0.0%
Charles Schwab                                     1              -        Total Medical-Drugs                                           5,537
                                                       ______________      _____________________________________________________________________

Total Finance-Investment Banker/Broker                            -        Medical-HMO - 0.2%
_____________________________________________________________________      Coventry Health Care*                              1              -
                                                                           Humana*                                        7,794            291
Food-Meat Products - 2.8%                                                                                                         ______________
Tyson Foods, Cl A (C)                        391,428          4,944
                                                       ______________      Total Medical-HMO                                               291
                                                                           _____________________________________________________________________
Total Food-Meat Products                                      4,944
_____________________________________________________________________      Medical-Hospitals - 0.7%
                                                                           Tenet Healthcare*                            197,775          1,163
Food-Miscellaneous/Diversified - 1.6%                                                                                             ______________
Sara Lee                                     250,012          2,785
                                                       ______________      Total Medical-Hospitals                                       1,163
                                                                           _____________________________________________________________________
Total Food-Miscellaneous/Diversified                          2,785
_____________________________________________________________________      Medical-Wholesale Drug Distributors - 5.1%
                                                                           AmerisourceBergen (C)                        278,304          6,228
Food-Wholesale/Distribution - 2.3%                                         Cardinal Health                                6,143            165
Sysco (C)                                    164,475          4,087        McKesson (C)                                  41,739          2,486
                                                       ______________                                                             ______________

Total Food-Wholesale/Distribution                             4,087        Total Medical-Wholesale Drug Distributors                     8,879
_____________________________________________________________________      _____________________________________________________________________

Gas-Distribution - 0.2%                                                    Multimedia - 0.3%
Energen                                        9,275            400        Walt Disney                                   20,006            549
                                                       ______________                                                             ______________

Total Gas-Distribution                                          400        Total Multimedia                                                549
_____________________________________________________________________      _____________________________________________________________________

Independent Power Producer - 3.1%                                          Oil Companies-Exploration & Production - 4.2%
NRG Energy*                                  195,133          5,501        Occidental Petroleum (C)                      93,211          7,308
                                                       ______________                                                             ______________

Total Independent Power Producer                              5,501        Total Oil Companies-Exploration &
_____________________________________________________________________         Production                                                 7,308
                                                                           _____________________________________________________________________
Investment Management/Advisory Services - 3.8%
Franklin Resources                            14,036          1,412
T Rowe Price Group                           116,040          5,303
                                                       ______________

Total Investment Management/Advisory Services                 6,715
_____________________________________________________________________

                                                                  9

LD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                                                                                                    Shares/Face
Description                               Shares        Value (000)        Description                              Amount (000)   Value (000)
_____________________________________________________________________      _____________________________________________________________________

Oil Companies-Integrated - 13.3%                                           Wireless Equipment - 1.3%
Chevron (C)                                  137,502   $      9,684        Motorola (C)                                 272,837   $      2,344
ConocoPhillips                                15,747            711                                                               ______________
Exxon Mobil                                  114,561          7,860
Hess                                          42,593          2,277        Total Wireless Equipment                                      2,344
Murphy Oil                                    48,192          2,774                                                               ______________
                                                       ______________
                                                                           Total Common Stock (Cost $169,155)                          204,543
Total Oil Companies-Integrated                               23,306        _____________________________________________________________________
_____________________________________________________________________
                                                                           U.S. Treasury Obligations - 0.5%
Oil-Field Services - 0.1%                                                  United States Treasury Bill (B)
BJ Services                                    5,652            110           0.184%, 05/06/2010                        $   850            849
                                                       ______________                                                             ______________

Total Oil-Field Services                                        110        Total U.S. Treasury Obligations
_____________________________________________________________________         (Cost $848)                                                  849
                                                                           _____________________________________________________________________
Paper & Related Products - 0.1%
International Paper                            5,942            132        Money Market Fund - 2.2%
                                                       ______________      Dreyfus Cash Management Fund,
                                                                              Institutional Class, 0.182% (A)         3,771,626          3,772
Total Paper & Related Products                                  132                                                               ______________
_____________________________________________________________________
                                                                           Total Money Market Fund (Cost $3,772)                         3,772
Retail-Discount - 1.3%                                                     _____________________________________________________________________
Big Lots*                                     18,386            460
Costco Wholesale (C)                          33,299          1,880        Total Investments - 119.4% (Cost $173,775)                  209,164
                                                       ______________      _____________________________________________________________________

Total Retail-Discount                                         2,340        Securities Sold Short - (19.4)%
_____________________________________________________________________      Advertising Sales - (0.4)%
                                                                           Clear Channel Outdoor Holdings, Cl A*       (112,103)          (785)
Retail-Drug Store - 1.1%                                                                                                          ______________
Walgreen (C)                                  49,650          1,860
                                                       ______________      Total Advertising Sales                                        (785)
                                                                           _____________________________________________________________________
Total Retail-Drug Store                                       1,860
_____________________________________________________________________      Broadcast Services/Programming - (1.5)%
                                                                           Liberty Media - Capital, Ser A*             (123,974)        (2,594)
Retail-Mail Order - 0.4%                                                                                                          ______________
Williams-Sonoma                               34,984            708
                                                       ______________      Total Broadcast Services/Programming                         (2,594)
                                                                           _____________________________________________________________________
Total Retail-Mail Order                                         708
_____________________________________________________________________      Building & Construction Products-Miscellaneous - (0.3)%
                                                                           Owens Corning*                               (23,222)          (521)
S&L/Thrifts-Eastern US - 0.1%                                                                                                     ______________
Hudson City Bancorp                           14,004            184
                                                       ______________      Total Building & Construction Products-Miscellaneous           (521)
                                                                           _____________________________________________________________________
Total S&L/Thrifts-Eastern US                                    184
_____________________________________________________________________      Building-Residential/Commercial - (0.4)%
                                                                           Toll Brothers*                               (39,363)          (769)
Super-Regional Banks-US - 2.0%                                                                                                    ______________
US Bancorp (C)                               162,741          3,557
                                                       ______________      Total Building-Residential/Commercial                          (769)
                                                                           _____________________________________________________________________
Total Super-Regional Banks-US                                 3,557
_____________________________________________________________________      Commercial Banks-Central US - (0.1)%
                                                                           Marshall & Ilsley                            (20,944)          (169)
Telecommunications Equipment-Fiber Optics - 3.4%                                                                                  ______________
Corning                                      390,351          5,976
                                                       ______________      Total Commercial Banks-Central US                              (169)
                                                                           _____________________________________________________________________
Total Telecommunications Equipment-Fiber Optics               5,976
_____________________________________________________________________      Electronic Components-Semiconductors - (1.3)%
                                                                           Rambus*                                     (132,693)        (2,309)
Telephone-Integrated - 4.1%                                                                                                       ______________
AT&T (C)                                     146,836          3,966
Sprint Nextel* (C)                           798,883          3,156        Total Electronic Components-Semiconductors                   (2,309)
                                                       ______________      _____________________________________________________________________

Total Telephone-Integrated                                    7,122        Finance-Consumer Loans - (0.6)%
_____________________________________________________________________      SLM*                                        (130,371)        (1,137)
                                                                                                                                  ______________
Tobacco - 1.4%
Philip Morris International                   50,436          2,458        Total Finance-Consumer Loans                                 (1,137)
                                                       ______________      _____________________________________________________________________

Total Tobacco                                                 2,458        Investment Management/Advisory Services - (0.2)%
_____________________________________________________________________      Legg Mason                                   (11,374)          (353)
                                                                                                                                  ______________

                                                                           Total Investment Management/Advisory Services                  (353)
                                                                           _____________________________________________________________________

                                                                 10

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Medical-Biomedical/Genetic - (2.1)%                                        X-Ray Equipment - (1.3)%
Dendreon*                                    (41,101)  $     (1,150)       Hologic*                                    (135,880)  $     (2,220)
Vertex Pharmaceuticals*                      (68,312)        (2,589)                                                              ______________
                                                       ______________
                                                                           Total X-Ray Equipment                                        (2,220)
Total Medical-Biomedical/Genetic                             (3,739)       _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Securities Sold Short
Medical-Drugs - (1.2)%                                                        (Proceeds received $(28,364))                            (34,019)
King Pharmaceuticals*                       (195,875)        (2,110)       _____________________________________________________________________
                                                       ______________
                                                                           Other Assets and Liabilities, Net - 0.0%                         99
Total Medical-Drugs                                          (2,110)       _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Net Assets - 100.0%                              $    175,244
Oil Companies-Exploration & Production - (2.8)%                            _____________________________________________________________________
Plains Exploration & Production*             (98,958)        (2,737)
Quicksilver Resources*                       (98,012)        (1,391)
SandRidge Energy*                            (55,324)          (717)       The Fund had the following futures contracts open as of
                                                       ______________      September 30, 2009:

Total Oil Companies-Exploration & Production                 (4,845)
_____________________________________________________________________                                       Contract               Unrealized
                                                                                                 Number of   Value    Expiration  Appreciation
Oil-Field Services - (0.2)%                                                Contract Description  Contracts   (000)       Date       (000) (1)
Exterran Holdings*                           (15,836)          (376)       ____________________  _________  ________  __________  ____________
                                                       ______________
                                                                           S&P 500 EMINI
Total Oil-Field Services                                       (376)          Index - Long          97       $5,107    12/18/09       $21
_____________________________________________________________________                                                             ____________

Pipelines - (1.7)%                                                                                                                    $21
El Paso                                     (282,278)        (2,913)       ___________________________________________________________________
                                                       ______________
                                                                           (1) The amount represents the fair value of derivative instruments
Total Pipelines                                              (2,913)           subject to the equity price risk exposure as of September 30,
_____________________________________________________________________          2009. The effects of this derivative instrument on the Fund's financial position are shown on the Statement of Assets and
Property/Casualty Insurance - (0.1)%                                           Liabilities as Variation Margin Receivable on Futures Contracts
OneBeacon Insurance Group, Cl A              (12,983)          (178)           and Variation Margin Payable on Futures Contracts. The table
                                                       ______________          above represents the cumulative appreciation/depreciation of futures contracts and only the current day's variation margin is
Total Property/Casualty Insurance                              (178)           reported on the Statement of Assets and Liabilities. The realized
_____________________________________________________________________          gain/(loss) and the change in unrealized appreciation/
                                                                               (depreciation) effecting the Statements of Operations for the
Real Estate Management/Services - (0.9)%                                       six-month period ended September 30, 2009 is $1,509 (000) and
CB Richard Ellis Group, Cl A*               (137,363)        (1,613)           $155 (000), respectively. No other risk exposure categories of
                                                       ______________          futures contracts were held during the semi-annual period ended
                                                                               September 30, 2009. Refer to Note 2 in the Notes to Financial
Total Real Estate Management/Services                        (1,613)           Statements for further discussion about the risks and objectives
_____________________________________________________________________          for utilizing derivative instruments.

Semiconductor Components-Integrated Circuits - (1.4)%
Cypress Semiconductor*                      (230,172)        (2,378)       For descriptions of abbreviations and footnotes, please refer to
                                                       ______________      page 103.

Total Semiconductor Components-Integrated Circuits           (2,378)
_____________________________________________________________________

Super-Regional Banks-US - (0.3)%
Huntington Bancshares                       (126,838)          (597)
                                                       ______________

Total Super-Regional Banks-US                                  (597)
_____________________________________________________________________

Telecommunications Equipment-Fiber Optics - (1.1)%
Ciena*                                      (114,312)        (1,861)
                                                       ______________

Total Telecommunications Equipment-Fiber Optics              (1,861)
_____________________________________________________________________

Transport-Marine - (0.9)%
Teekay                                       (69,417)        (1,518)
                                                       ______________

Total Transport-Marine                                       (1,518)
_____________________________________________________________________

Wireless Equipment - (0.6)%
SBA Communications, Cl A*                    (38,240)        (1,034)
                                                       ______________

Total Wireless Equipment                                     (1,034)
_____________________________________________________________________

                                                                 11

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of September 30, 2009 in valuing the fund's net assets were as follows (000):

                            Description                                    Level 1         Level 2          Level 3          Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                           $204,543           $  -             $-           $204,543
   U.S. Treasury Obligations                                                     -            849              -                849
   Money Market Fund                                                         3,772              -              -              3,772
Securities Sold Short
   Securities Sold Short                                                   (34,019)             -              -            (34,019)
Other Financial Instruments
   Futures Contracts*                                                           21*             -              -                 21
____________________________________________________________________________________________________________________________________

Total Investments                                                         $174,317           $849             $-           $175,166
____________________________________________________________________________________________________________________________________

* Futures Contracts are not reflected in the Schedule of Investments and are valued at the unrealized appreciation/depreciation of the instrument.

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 12

OLD MUTUAL BARROW HANLEY VALUE FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, Inc.

Performance Highlights

o    For the six-month period ended September 30, 2009, the Old Mutual Barrow Hanley Value Fund (the "Fund") slightly underperformed its benchmark, the Russell 1000 Value Index (the "Index"). The Fund's Class Z shares posted a 37.55% return versus a 37.99%
     return for the Index and a 34.02% return for the S&P 500 Index.

o    Stock selection in the financials, consumer discretionary, consumer staples, and energy sectors contributed positively to the
     Fund's performance, while stock selection and weighting in the health care and information technology sectors detracted from the Fund's performance.

o    Among the individual stocks that were top performers during the period were Wyndham Worldwide, XL Capital, and CBS.

o    Exelon (no longer a Fund holding), AT&T, and Verizon Communications were underperformers during the period.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2009, the Old Mutual Barrow Hanley Value Fund (the "Fund") slightly underperformed its benchmark, the Russell 1000 Value Index (the "Index"). The Fund's Class Z shares posted a 37.55% return versus a 37.99%
     return for the Index and a 34.02% return for the S&P 500 Index. Performance for all share classes can be found on page 15.

Q.   What investment environment did the Fund face during the past period?

A.   The six-month period ended September 30, 2009 was dramatically different from the previous period. The stock market experienced a sharp reversal from its prior downward momentum and there seemed to be disbelief in the powerful improvement. Cash holdings in money market funds and short-term U.S. Treasuries were at near-record levels.

Q.   Which market factors influenced the Fund's relative performance?

A.   Holdings in financial stocks were performance leaders during the period, while holdings in the health care sector were performance detractors during the period as debates continued in Congress over proposed changes to the U.S. health care system.
     On the fundamental side, companies with stressed financial situations were able to sell new equity to offset upcoming debt maturities and some of the losses realized in 2008.

Q.   How did portfolio composition affect Fund performance?

A.   Stock selection in the financials, consumer discretionary, consumer staples, and energy sectors contributed positively to the
     Fund's performance, while stock selection and weighting in the health care and information technology sectors detracted from the Fund's performance.

     Among the individual stocks that were top performers during the period were Wyndham Worldwide, XL Capital, and CBS. All of these companies were selling below book value and at a low price to earnings ratio on depressed earnings at the beginning of the period. With the improvement in market conditions, these positions rebounded, contributing to the return of the Fund.

     On the other side of the equation, Exelon (no longer a Fund holding), AT&T, and Verizon Communications were underperformers during the period. Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley"), the Fund's sub-adviser, points out that while these companies were underperformers for the period, they provided stability and dividend yield to the Fund.

                                                                                                            Barrow Hanley Value Fund

                                                                 13

OLD MUTUAL BARROW HANLEY VALUE FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, Inc.

Top Ten Holdings
as of September 30, 2009*

Philip Morris International                                                 3.3%
___________________________________________________________________________________

Hewlett-Packard                                                             3.1%
___________________________________________________________________________________

Occidental Petroleum                                                        3.0%
___________________________________________________________________________________

Wells Fargo                                                                 2.9%
___________________________________________________________________________________

International Business Machines                                             2.9%
___________________________________________________________________________________

JPMorgan Chase                                                              2.9%
___________________________________________________________________________________

Microsoft                                                                   2.8%
___________________________________________________________________________________

Imperial Tobacco Group ADR                                                  2.8%
___________________________________________________________________________________

Bristol-Myers Squibb                                                        2.7%
___________________________________________________________________________________

Wyeth                                                                       2.7%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           29.1%
___________________________________________________________________________________

* Excludes short-term money market fund.

Q.   What is the investment outlook for the large-cap value equity market?

A.   Barrow Hanley believes that equity markets may continue to improve during the next year as long as earnings recover. Barrow
     Hanley has concerns about investments with commodity price vulnerability as it believes the level of speculation, often dollar-related, is a concern.

Barrow Hanley Value Fund

                                                                 14

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2009
____________________________________________________________________________________________________________________________________

                                                                                    Annualized        Annualized       Annualized
                                    Inception         6 Month        1 Year           5 Year            10 Year         Inception
                                       Date            Return        Return           Return            Return           to Date
____________________________________________________________________________________________________________________________________

Class Z*                             09/10/98          37.55%        (5.20)%          (0.94)%            5.19%            6.14%
Class A with load                    07/31/03          29.36%       (10.88)%          (2.35)%             n/a            (0.06)%
Class A without load                 07/31/03          37.12%        (5.43)%          (1.19)%             n/a             0.90%
Class C with load                    07/31/03          35.64%        (7.06)%          (1.95)%             n/a             0.14%
Class C without load                 07/31/03          36.64%        (6.14)%          (1.95)%             n/a             0.14%
Institutional Class                  12/20/06 (1)      37.43%        (4.94)%            n/a               n/a            (9.19)%
Russell 1000 Value Index (2)         09/10/98          37.99%       (10.62)%           0.90%             2.59%            4.36%
S&P 500 Index (2)                    09/10/98          34.02%        (6.91)%           1.02%            (0.15)%           2.45%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

*   Data prior to December 14, 2001 includes performance of a predecessor fund, whose inception date was September 10, 1998. The predecessor fund had investment goals, strategies and policies that were substantially similar to the Fund.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

(2) The Fund changed its performance benchmark from the S&P 500 Index to the Russell 1000 Value Index as the Russell 1000 Value
    Index better reflects the Fund's investment strategy.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current adviser and sub-adviser and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 29, 2009 prospectuses) are 1.13% and
0.96%; 2.14% and 1.21%; 3.34% and 1.96%; and 0.93% and 0.86%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Barrow Hanley Value Fund, Class Z	S&P 500 Index	Russell 1000 Value Index
3/31/99	10,000	10,000	10,000
3/31/00	9,658	11,794	10,634
3/31/01	14,868	9,238	10,662
3/31/02	17,963	9,260	11,130
3/31/03	13,342	6,967	8,593
3/31/04	17,987	9,414	12,101
3/31/05	19,180	10,044	13,694
3/31/06	20,080	11,222	15,517
3/31/07	22,898	12,549	18,128
3/31/08	20,267	11,912	16,317
3/31/09	12,507	7,375	9,396
9/30/09	17,205	9,884	12,965

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 1999 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of September 30, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	6.0%
Consumer Discretionary	5.3%
Consumer Staples	9.7%
Energy	9.3%
Financials	15.4%
Health Care	13.5%
Industrials	16.9%
Information Technology	13.9%
Materials	1.6%
Telecommunication Services	1.9%
Utilities	6.5%

                                                                 15

OLD MUTUAL BARROW HANLEY VALUE FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 93.8%                                                       Finance-Consumer Loans - 0.8%
Aerospace/Defense - 2.6%                                                   SLM*                                         138,088   $      1,204
Raytheon                                      77,700   $      3,727                                                               ______________
                                                       ______________
                                                                           Total Finance-Consumer Loans                                  1,204
Total Aerospace/Defense                                       3,727        _____________________________________________________________________
_____________________________________________________________________
                                                                           Finance-Credit Card - 2.4%
Applications Software - 2.8%                                               American Express                             100,562          3,409
Microsoft                                    157,500          4,078                                                               ______________
                                                       ______________
                                                                           Total Finance-Credit Card                                     3,409
Total Applications Software                                   4,078        _____________________________________________________________________
_____________________________________________________________________
                                                                           Funeral Services & Related Items - 0.9%
Beverages-Wine/Spirits - 2.4%                                              Service Corp International                   178,200          1,249
Diageo ADR                                    57,372          3,528                                                               ______________
                                                       ______________
                                                                           Total Funeral Services & Related Items                        1,249
Total Beverages-Wine/Spirits                                  3,528        _____________________________________________________________________
_____________________________________________________________________
                                                                           Gas-Distribution - 1.1%
Chemicals-Diversified - 1.6%                                               Centerpoint Energy                           131,900          1,639
E.I. du Pont de Nemours                       72,500          2,330                                                               ______________
                                                       ______________
                                                                           Total Gas-Distribution                                        1,639
Total Chemicals-Diversified                                   2,330        _____________________________________________________________________
_____________________________________________________________________
                                                                           Hotels & Motels - 1.5%
Computers - 6.0%                                                           Wyndham Worldwide                            129,987          2,121
Hewlett-Packard                               94,803          4,476                                                               ______________
International Business Machines               34,550          4,133
                                                       ______________      Total Hotels & Motels                                         2,121
                                                                           _____________________________________________________________________
Total Computers                                               8,609
_____________________________________________________________________      Medical Labs & Testing Services - 2.4%
                                                                           Quest Diagnostics                             65,344          3,410
Cruise Lines - 2.4%                                                                                                               ______________
Carnival                                     104,358          3,473
                                                       ______________      Total Medical Labs & Testing Services                         3,410
                                                                           _____________________________________________________________________
Total Cruise Lines                                            3,473
_____________________________________________________________________      Medical Products - 0.8%
                                                                           Baxter International                          20,558          1,172
Diversified Banking Institution - 4.7%                                                                                            ______________
Bank of America                              153,663          2,600
JPMorgan Chase                                93,857          4,113        Total Medical Products                                        1,172
                                                       ______________      _____________________________________________________________________

Total Diversified Banking Institution                         6,713        Medical-Drugs - 7.3%
_____________________________________________________________________      Bristol-Myers Squibb                         176,001          3,964
                                                                           Pfizer                                       164,683          2,725
Diversified Manufacturing Operations - 12.1%                               Wyeth                                         79,717          3,873
Cooper Industries, Cl A ADR                   98,500          3,701                                                               ______________
General Electric                             212,930          3,496
Honeywell International                       98,538          3,661        Total Medical-Drugs                                          10,562
Illinois Tool Works                           80,355          3,432        _____________________________________________________________________
ITT                                           61,500          3,207
                                                       ______________      Medical-HMO - 1.3%
                                                                           WellPoint*                                    40,312          1,909
Total Diversified Manufacturing Operations                   17,497                                                               ______________
_____________________________________________________________________
                                                                           Total Medical-HMO                                             1,909
Electric-Integrated - 5.3%                                                 _____________________________________________________________________
Constellation Energy Group                    58,300          1,887
Dominion Resources                            61,824          2,133        Medical-Wholesale Drug Distributors - 1.6%
Duke Energy                                  183,820          2,893        Cardinal Health                               88,700          2,377
Entergy                                        9,300            743                                                               ______________
                                                       ______________
                                                                           Total Medical-Wholesale Drug Distributors                     2,377
Total Electric-Integrated                                     7,656        _____________________________________________________________________
_____________________________________________________________________
                                                                           Multi-line Insurance - 1.0%
Electronic Components-Semiconductors - 2.4%                                XL Capital, Cl A                              78,461          1,370
Intel                                        178,800          3,499                                                               ______________
                                                       ______________
                                                                           Total Multi-line Insurance                                    1,370
Total Electronic Components-Semiconductors                    3,499        _____________________________________________________________________
_____________________________________________________________________
                                                                           Oil Companies-Exploration & Production - 3.0%
                                                                           Occidental Petroleum                          54,422          4,267
                                                                                                                                  ______________

                                                                           Total Oil Companies-Exploration & Production                  4,267
                                                                           _____________________________________________________________________

                                                                 16

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Oil Companies-Integrated - 3.8%                                            Money Market Fund - 6.0%
BP ADR                                        51,100   $      2,720        Dreyfus Cash Management Fund,
ConocoPhillips                                61,095          2,759           Institutional Class, 0.182% (A)         8,583,978   $      8,584
                                                       ______________                                                             ______________

Total Oil Companies-Integrated                                5,479        Total Money Market Fund (Cost $8,584)                         8,584
_____________________________________________________________________      _____________________________________________________________________

Pipelines - 2.5%                                                           Total Investments - 99.8% (Cost $148,565)                   144,036
Spectra Energy                               190,272          3,604        _____________________________________________________________________
                                                       ______________
                                                                           Other Assets and Liabilities, Net - 0.2%                        306
Total Pipelines                                               3,604        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Net Assets - 100.0%                              $    144,342
Super-Regional Banks-US - 6.6%                                             _____________________________________________________________________
Capital One Financial                         58,540          2,092
PNC Financial Services Group                  67,236          3,267        For descriptions of abbreviations and footnotes, please refer to
Wells Fargo                                  147,615          4,160        page 103.
                                                       ______________

Total Super-Regional Banks-US                                 9,519        Other Information:
_____________________________________________________________________
                                                                           The Fund utilizes various inputs in determining the value of its
Telecommunications Services - 0.0%                                         investments as of the reporting period end. These inputs are
Fairpoint Communications                       2,687              1        summarized in three broad levels as follows:
                                                       ______________
                                                                           Level 1 - quoted prices in active markets for identical securities
Total Telecommunications Services                                 1        Level 2 - other significant observable inputs (including quoted
_____________________________________________________________________                prices for similar securities, interest rates, prepayment
                                                                                     speeds, credit risk, etc.)
Telephone-Integrated - 1.9%                                                Level 3 - significant unobservable inputs (including the Fund's own
AT&T                                          51,914          1,402                  assumption in determining the fair value of investments)
Verizon Communications                        45,758          1,385
                                                       ______________      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in
Total Telephone-Integrated                                    2,787        those securities. A summary of the inputs used as of September 30,
_____________________________________________________________________      2009 in valuing the Fund's net assets were as follows (000):

Television - 0.5%                                                               Description           Level 1     Level 2     Level 3    Total
CBS, Cl B                                     65,400            788        _____________________________________________________________________
                                                       ______________
                                                                           Investments
Total Television                                                788           Common Stock           $135,452       $-          $-      $135,452
_____________________________________________________________________         Money Market Fund         8,584        -           -         8,584
                                                                           _____________________________________________________________________
Tobacco - 7.2%
Altria Group                                  90,032          1,603        Total Investments         $144,036       $-          $-      $144,036
Imperial Tobacco Group ADR                    68,747          4,055        _____________________________________________________________________
Philip Morris International                   98,000          4,777
                                                       ______________      Refer to the "Security Valuation" section of Note 2 for further information.
Total Tobacco                                                10,435
_____________________________________________________________________

Tools-Hand Held - 2.2%
Stanley Works                                 74,411          3,177
                                                       ______________

Total Tools-Hand Held                                         3,177
_____________________________________________________________________

Wireless Equipment - 2.7%
Nokia ADR                                    264,224          3,863
                                                       ______________

Total Wireless Equipment                                      3,863
                                                       ______________

Total Common Stock (Cost $139,981)                          135,452
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 17

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Columbus Circle Investors

Performance Highlights

o    For the six-month period ended September 30, 2009, the Old Mutual Columbus Circle Technology and Communications Fund (the
     "Fund") outperformed its benchmark, the NYSE Arca Tech 100 Index (the "Index"). The Fund's Class Z shares posted a 43.59%
     return versus a 35.49% return for the Index.

o    The Fund's exposure to secular themes and emerging markets enabled it to outperform its Index during the period. In addition, the Fund's exposure to semiconductor stocks early in the period, followed by a reduction to the same stocks late in the period, contributed to performance.

o    Stocks that contributed to the Fund's performance during the period included Apple, STEC (no longer a Fund holding), and Baidu.

o    Yingli Green Energy Holding (no longer a Fund holding), VeriSign (no longer a Fund holding), and Myriad Genetics (no longer a
     Fund holding) detracted from the Fund's performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2009, the Old Mutual Columbus Circle Technology and Communications Fund (the
     "Fund") outperformed its benchmark, the NYSE Arca Tech 100 Index (the "Index"). The Fund's Class Z shares posted a 43.59%
     return versus a 35.49% return for the Index. Performance for all share classes can be found on page 20.

Q.   What investment environment did the Fund face during the past period?

A.   Technology stocks surged during the six-month period ended September 30, 2009 due to improved economic conditions worldwide.
     China and other emerging markets continued to produce robust growth, the U.S. economy gained modest traction, and the European economy began to stabilize. Manufacturing demand increased to support inventory replenishment from below average levels across most end markets, helping the technology sector post positive returns. Corporations appeared to be more optimistic about the future, however, their commitment to increased spending and investment remained muted. Investors looked for signs to determine whether the upturn was due to inventory restocking or whether a synchronized global upturn might be occurring.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund's exposure to secular themes and emerging markets enabled it to outperform its Index during the period. In addition, the Fund's exposure to semiconductor stocks early in the period, followed by a reduction to the same stocks late in the period, contributed to performance.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund's concentrated nature makes it best to discuss performance in terms of individual holdings rather than sector themes.
     Stocks that contributed to the Fund's performance during the period included Apple, STEC (no longer a Fund holding), and Baidu.
     On the other side of the equation, Yingli Green Energy Holding (no longer a Fund holding), VeriSign (no longer a Fund holding), and Myriad Genetics (no longer a Fund holding) detracted from the Fund's performance.

     Apple, a consumer focused technology company, benefited primarily from continued strength in its high growth iPhone franchise.
     The company announced a deal with China Unicom to launch iPhone handsets in the highly populated China market and also benefited from early success in its latest generation iPhone product launched in June 2009. In addition, the company's profitability continued to exceed expectations based on its innovative efforts, enabling it to realize premium product prices and leverage from stable component costs.

     STEC, a supplier of solid state disk modules ("SSDs"), benefited as enterprise SSD adoption continued to accelerate, yielding stronger than expected revenue growth. Stronger SSD sales improved STEC's margin profile and earnings power. Given heightened expectations, lack of material near-term catalysts, and evidence of increasing competition, Columbus Circle Investors
     ("Columbus Circle"), the Fund's sub-adviser, sold the position.

     Baidu, the leading search engine in China, exceeded expectations as the company saw a healthy increase in user traffic and online marketing spending. Baidu continued to benefit from an improving Chinese economy as a result of the aggressive fiscal stimulus package put forth by the Chinese government, and the company believes that it is now seeing the return of a more normal advertising environment in China. Columbus Circle remains positive on Baidu because it believes the search engine market is still in the early stage with significant growth potential ahead.

Columbus Circle Technology and
Communications Fund

                                                                 18

Top Ten Holdings
as of September 30, 2009

Apple                                                                       5.3%
___________________________________________________________________________________

EMC                                                                         4.9%
___________________________________________________________________________________

Qualcomm                                                                    4.6%
___________________________________________________________________________________

McAfee                                                                      4.3%
___________________________________________________________________________________

Oracle                                                                      3.6%
___________________________________________________________________________________

ANSYS                                                                       3.5%
___________________________________________________________________________________

Google, Cl A                                                                3.3%
___________________________________________________________________________________

Baxter International                                                        3.1%
___________________________________________________________________________________

American Tower, Cl A                                                        3.0%
___________________________________________________________________________________

SBA Communications, Cl A                                                    2.5%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           38.1%
___________________________________________________________________________________

     Yingli Green Energy Holding, one of the largest vertically integrated solar companies in China, detracted from performance when it announced that its shipments were tracking below expectations while assumptions of average selling price stabilization were too optimistic due to oversupply. Columbus Circle exited the position.

     VeriSign, a leading provider of internet domain name registration and secured socket layer certificates, saw its stock price fall after an appeals court handed back a 2006 lawsuit to a lower district federal court. The case alleges anti-competitive practices by the company. Columbus Circle exited the position due to the diminished outlook on the stock.

     Myriad Genetics, a molecular diagnostics company focused on cancer patients, saw its stock price fall when revenues came in below expectations, as the weak economy earlier in the period resulted in patients either deferring discretionary medical visits or losing health care coverage entirely. Columbus Circle exited the position.

Q.   What is the investment outlook for the technology market?

A.   Columbus Circle notes that over the last six months, technology companies have generally experienced improved business. China's demand economy style stimulus has enabled it to reaccelerate growth and Columbus Circle believes it has positioned the Fund to take advantage of this. Columbus Circle points out that the Fund benefited from the significant inventory restocking that took place over the last six months, enabling lower quality stocks to outperform. However, going forward, Columbus Circle believes that secular growth will become increasingly important unless end demand shows signs of significant positive growth. Columbus
     Circle has increased weightings and continues to focus on themes with dynamic secular trends and companies less exposed to the overall economy. The themes Columbus Circle remains focused on are digital consumer, virtualization/cloud computing, internet advertising, emerging market internet growth, next generation carrier spending (voice over IP, bandwidth optimization, video downloading), alternative energy/energy technology, biotechnology, and security. Columbus Circle believes it has positioned the
     Fund to capitalize on these themes.

Columbus Circle Technology and
Communications Fund

                                                                 19

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND
COMMUNICATIONS FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2009
____________________________________________________________________________________________________________________________________

                                                                                    Annualized       Annualized     Annualized
                                         Inception        6 Month       1 Year        5 Year          10 Year        Inception
                                           Date           Return        Return        Return          Return         to Date
____________________________________________________________________________________________________________________________________

Class Z*                                 09/29/95         43.59%        17.65%        7.66%           (6.77)%         4.61%
Class A with load                        09/30/03         35.19%        10.68%        6.11%             n/a           5.41%
Class A without load                     09/30/03         43.44%        17.40%        7.37%             n/a           6.45%
Class C with load                        09/30/03         41.90%        15.49%        6.58%             n/a           5.67%
Class C without load                     09/30/03         42.90%        16.49%        6.58%             n/a           5.67%
Institutional Class                      12/20/06 (1)     43.86%        17.94%         n/a              n/a           3.69%
NYSE Arca Tech 100 Index                 09/29/95         35.49%         6.30%        4.57%            3.21%         10.95%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action and/or regulatory settlements. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages 1-3.

  *  Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.
(1)  The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current adviser and sub-adviser and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 29, 2009 prospectuses) are 1.89% and
1.46%; 2.87% and 1.71%; 3.59% and 2.46%; and 1.52% and 1.21%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Columbus Circle Technology and Communications Fund, Class Z	NYSE Arca Tech 100 Index
3/31/99	10,000	10,000
3/31/00	33,399	23,407
3/31/01	8,617	13,356
3/31/02	6,470	13,846
3/31/03	3,198	9,248
3/31/04	4,711	14,517
3/31/05	4,549	14,786
3/31/06	5,704	17,907
3/31/07	5,748	18,151
3/31/08	6,207	17,378
3/31/09	4,366	12,785
9/30/09	6,268	17,322

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 1999 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	1.8%
Consumer Discretionary	4.0%
Health Care	14.4%
Industrials	0.5%
Information Technology	72.8%
Materials	1.0%
Telecommunication Services	5.5%

                                                                 20

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 98.4%                                                       Electronic Components-Semiconductors - 6.2%
                                                                           Broadcom, Cl A*                               32,950   $      1,011
Advertising Sales - 0.5%                                                   Cree*                                         36,100          1,327
Focus Media Holding ADR*                      61,100   $        675        Monolithic Power Systems*                     27,389            642
                                                                           Netlogic Microsystems*                        35,512          1,598
                                                       ______________      Nvidia*                                       44,520            669
                                                                           PMC - Sierra*                                238,720          2,282
Total Advertising Sales                                         675        Rambus*                                       36,470            635
_____________________________________________________________________                                                             ______________

Aerospace/Defense - 0.5%                                                   Total Electronic Components-Semiconductors                    8,164
Aerovironment*                                23,300            654        _____________________________________________________________________
                                                       ______________
                                                                           Electronic Connectors - 1.3%
Total Aerospace/Defense                                         654        Amphenol, Cl A                                44,173          1,664
_____________________________________________________________________                                                             ______________

Agricultural Chemicals - 1.0%                                              Total Electronic Connectors                                   1,664
Syngenta ADR                                  29,340          1,348        _____________________________________________________________________
                                                       ______________
                                                                           Electronic Design Automation - 2.0%
Total Agricultural Chemicals                                  1,348        Cadence Design Systems*                      364,000          2,672
_____________________________________________________________________                                                             ______________

Applications Software - 3.8%                                               Total Electronic Design Automation                            2,672
Check Point Software Technologies*            72,258          2,049        _____________________________________________________________________
Citrix Systems*                               34,730          1,362
Microsoft                                     61,940          1,604        Electronic Measuring Instruments - 0.7%
                                                       ______________      Trimble Navigation*                           37,910            906
                                                                                                                                  ______________
Total Applications Software                                   5,015
_____________________________________________________________________      Total Electronic Measuring Instruments                          906
                                                                           _____________________________________________________________________
Commercial Services-Finance - 2.4%
Visa, Cl A                                    45,790          3,165        E-Marketing/Information - 1.7%
                                                       ______________      Digital River*                                56,090          2,262
                                                                                                                                  ______________
Total Commercial Services-Finance                             3,165
_____________________________________________________________________      Total E-Marketing/Information                                 2,262
                                                                           _____________________________________________________________________
Computer Aided Design - 3.5%
ANSYS*                                       124,170          4,653        Enterprise Software/Services - 10.1%
                                                       ______________      BMC Software*                                 35,310          1,325
                                                                           Informatica*                                 117,241          2,647
Total Computer Aided Design                                   4,653        Oracle                                       230,740          4,809
_____________________________________________________________________      Sybase*                                       83,179          3,236
                                                                           Tyler Technologies*                           80,800          1,381
Computers - 5.6%                                                                                                                  ______________
Apple*                                        38,200          7,081
Palm*                                         23,480            409        Total Enterprise Software/Services                           13,398
                                                       ______________      _____________________________________________________________________

Total Computers                                               7,490        Internet Content-Information/News - 1.5%
_____________________________________________________________________      Baidu ADR*                                     5,014          1,961
                                                                                                                                  ______________
Computers-Memory Devices - 8.1%
EMC*                                         376,850          6,422        Total Internet Content-Information/News                       1,961
NetApp*                                      101,440          2,706        _____________________________________________________________________
Netezza*                                     139,290          1,566
                                                       ______________      Internet Security - 4.3%
                                                                           McAfee*                                      131,083          5,740
Total Computers-Memory Devices                               10,694                                                               ______________
_____________________________________________________________________
                                                                           Total Internet Security                                       5,740
E-Commerce/Services - 6.2%                                                 _____________________________________________________________________
Ctrip.com International ADR*                  36,411          2,141
eBay*                                        115,190          2,720        Medical Information Systems - 1.6%
OpenTable*                                    27,227            750        athenahealth*                                 56,003          2,149
priceline.com*                                15,480          2,567                                                               ______________
                                                       ______________
                                                                           Total Medical Information Systems                             2,149
Total E-Commerce/Services                                     8,178        _____________________________________________________________________
_____________________________________________________________________

                                                                 21

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND
COMMUNICATIONS FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Medical Instruments - 2.5%                                                 Wireless Equipment - 10.1%
Boston Scientific*                           121,270   $      1,284        American Tower, Cl A*                        109,840   $      3,998
Thoratec*                                     69,170          2,094        Qualcomm                                     135,740          6,106
                                                       ______________      SBA Communications, Cl A*                    121,880          3,294
                                                                                                                                  ______________
Total Medical Instruments                                     3,378
_____________________________________________________________________      Total Wireless Equipment                                     13,398
                                                                                                                                  ______________
Medical Products - 3.1%
Baxter International                          72,940          4,158        Total Common Stock (Cost $98,955)                           130,505
                                                       ______________      _____________________________________________________________________

Total Medical Products                                        4,158        Money Market Fund - 1.8%
_____________________________________________________________________      Dreyfus Cash Management Fund,
                                                                              Institutional Class, 0.182% (A)         2,334,034          2,334
Medical-Biomedical/Genetic - 6.1%                                                                                                 ______________
Alexion Pharmaceuticals*                      46,310          2,063
Gilead Sciences*                              58,280          2,715        Total Money Market Fund (Cost $2,334)                         2,334
Illumina*                                     31,290          1,330        _____________________________________________________________________
Millipore*                                    28,400          1,997
                                                       ______________      Total Investments - 100.2% (Cost $101,289)                  132,839
                                                                           _____________________________________________________________________
Total Medical-Biomedical/Genetic                              8,105
_____________________________________________________________________      Other Assets and Liabilities, Net - (0.2)%                     (268)
                                                                           _____________________________________________________________________
Medical-Drugs - 1.0%
Abbott Laboratories                           26,800          1,326        Total Net Assets - 100.0%                              $    132,571
                                                       ______________      _____________________________________________________________________

Total Medical-Drugs                                           1,326        For descriptions of abbreviations and footnotes, please refer to
_____________________________________________________________________      page 103.

Networking Products - 3.7%
Cisco Systems*                                59,910          1,410        Other Information:
Juniper Networks*                             55,245          1,493
Starent Networks*                             77,541          1,971        The Fund utilizes various inputs in determining the value of its
                                                       ______________      investments as of the reporting period end. These inputs are summarized in three broad levels as follows:
Total Networking Products                                     4,874
_____________________________________________________________________      Level 1 - quoted prices in active markets for identical securities
                                                                           Level 2 - other significant observable inputs (including quoted
Semiconductor Components-Integrated Circuits - 3.3%                                  prices for similar securities, interest rates, prepayment
Cypress Semiconductor*                       294,010          3,037                  speeds, credit risk, etc.)
Maxim Integrated Products                     73,728          1,337        Level 3 - significant unobservable inputs (including the Fund's own
                                                       ______________                assumption in determining the fair value of investments)

Total Semiconductor Components-Integrated Circuits            4,374        The inputs or methodology used for valuing securities are not
_____________________________________________________________________      necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of September 30,
Semiconductor Equipment - 0.8%                                             2009 in valuing the Fund's net assets were as follows (000):
Aixtron ADR                                   40,802          1,114
                                                       ______________          Description            Level 1     Level 2    Level 3     Total
                                                                           _____________________________________________________________________
Total Semiconductor Equipment                                 1,114
_____________________________________________________________________      Investments
                                                                              Common Stock            $130,505      $-         $-       $130,505
Software Tools - 1.0%                                                         Money Market Fund          2,334       -          -          2,334
VMware, Cl A*                                 32,815          1,318        _____________________________________________________________________
                                                       ______________
                                                                           Total Investments          $132,839      $-         $-       $132,839
Total Software Tools                                          1,318        _____________________________________________________________________
_____________________________________________________________________
                                                                           Refer to the "Security Valuation" section of Note 2 for further
Telecommunications Equipment - 0.5%                                        information.
Adtran                                        26,700            655
                                                       ______________

Total Telecommunications Equipment                              655
_____________________________________________________________________

Transactional Software - 2.0%
Longtop Financial Technologies ADR*           93,269          2,654
                                                       ______________

Total Transactional Software                                  2,654
_____________________________________________________________________

Web Portals/ISP - 3.3%
Google, Cl A*                                  8,800          4,363
                                                       ______________

Total Web Portals/ISP                                         4,363
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 22

OLD MUTUAL FOCUSED FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Advisory Services provided by OMCAP Investors, a division of Old Mutual Capital, Inc. (1)

Performance Highlights

o    For the six-month period ended September 30, 2009, the Old Mutual Focused Fund (the "Fund") outperformed its benchmark, the S&P
     500 Index (the "Index"). The Fund's Class Z shares posted a 37.11% return versus a 34.02% return for the Index.

o    From a sector perspective, stock selection in the energy sector was the largest positive contributor to the Fund's performance.
     Stock selection in the information technology and utilities sectors also helped the Fund's performance. On the other side of the equation, an overweight and stock selection in the consumer staples sector detracted from Fund performance, as did stock selection in the financials sector and an underweight to the industrials sector.

o    Among the stocks that contributed positively to the Fund's performance were natural gas company El Paso, oil and gas services company Halliburton, and insurance company MetLife.

o    Detractors from Fund performance included utility company Exelon, package delivery company United Parcel Service, and food retailer Safeway.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2009, the Old Mutual Focused Fund (the "Fund") outperformed its benchmark, the S&P
     500 Index (the "Index"). The Fund's Class Z shares posted a 37.11% return versus a 34.02% return for the Index. Performance for all share classes can be found on page 25.

Q.   What investment environment did the Fund face during the past period?

A.   A return of confidence in the U.S. and global economies lifted stock prices during the six-month period ended September 30,
     2009. Stocks considered most economically sensitive, and those that had suffered significantly during the worst of the credit crisis, rebounded the most during the period.

Q.   Which market factors influenced the Fund's relative performance?

A.   Companies that positively impacted Fund performance were those that were most levered to an improving global economy. Many energy stocks contributed to the Fund's performance as they rebounded sharply as access to the debt markets continued to expand and oil prices rose. Information technology stocks also performed well and contributed to the Fund's performance. Consumer staples stocks detracted from the Fund's performance, though OMCAP Investors, a division of Old Mutual Capital, Inc. ("OMCAP
     Investors"), the Fund's adviser, believes it is typical in a sharply rising market for these stocks to trail in performance.

Q.   How did portfolio composition affect Fund performance?

A.   From a sector perspective, stock selection in the energy sector was the largest positive contributor to the Fund's performance.
     Stock selection in the information technology and utilities sectors also helped the Fund's performance. On the other side of the equation, an overweight and stock selection in the consumer staples sector detracted from Fund performance, as did stock selection in the financials sector and an underweight to the industrials sector.

     Among the stocks that contributed positively to the Fund's performance were natural gas company El Paso, oil and gas services company Halliburton, and insurance company MetLife. El Paso and Halliburton benefited from the rising oil prices during the period. MetLife started the period with its price depressed due to concerns regarding its investment portfolio, but as the credit crunch eased, this became less of an issue, thus allowing its stock price to rise.

     Detractors from Fund performance included utility company Exelon, package delivery company United Parcel Service, and food retailer Safeway. Utility companies typically trail the market during a sharp rally as was seen this period with Exelon. United
     Parcel Service saw its stock price decline on fears the economic expansion will not last and by rising oil prices. Safeway saw its stock price decline on poor results driven by price cutting and the defensive characteristics of the consumer staples sector.

                                                                                                                        Focused Fund

                                                                 23

OLD MUTUAL FOCUSED FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Advisory Services provided by OMCAP Investors, a division of Old Mutual Capital, Inc. (1)

Top Ten Holdings
as of September 30, 2009

Johnson & Johnson                                                           4.9%
___________________________________________________________________________________

Berkshire Hathaway, Cl B                                                    4.8%
___________________________________________________________________________________

CVS Caremark                                                                4.7%
___________________________________________________________________________________

Exxon Mobil                                                                 4.5%
___________________________________________________________________________________

Allstate                                                                    4.3%
___________________________________________________________________________________

MetLife                                                                     4.3%
___________________________________________________________________________________

Wyeth                                                                       4.2%
___________________________________________________________________________________

PepsiCo                                                                     4.0%
___________________________________________________________________________________

Comcast, Special Cl A                                                       3.9%
___________________________________________________________________________________

Halliburton                                                                 3.8%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           43.4%
___________________________________________________________________________________

Q.   What is the investment outlook?

A.   OMCAP Investors believes the Fund is well positioned to benefit from a renewed focus on quality companies with solid balance sheets, large market share, and valuation levels near or at 20-year lows. OMCAP Investors feels that, assuming no sharp economic swings in either direction, the Fund is well positioned to perform well in the long-term. OMCAP Investors notes that if the market continues to rally on the belief in a sharp recovery, it plans to take advantage of the higher prices on the
     Fund's more cyclical companies and trim or sell them, and plans to continue to focus on quality companies.

(1)  OMCAP Investors, a division of Old Mutual Capital, provides investment advisory services to the Old Mutual Focused Fund, pursuant to the management agreement between Old Mutual Funds II, on behalf of the Old Mutual Focused Fund, and Old Mutual
     Capital Inc.

Focused Fund

                                                                 24

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2009
____________________________________________________________________________________________________________________________________

                                                                                    Annualized       Annualized     Annualized
                                         Inception        6 Month       1 Year        5 Year          10 Year        Inception
                                           Date           Return        Return        Return          Return         to Date
____________________________________________________________________________________________________________________________________

Class Z                                  02/12/99         37.11%         3.02%        4.99%            7.02%          8.12%
Class A with load                        09/30/03         29.05%        (3.15)%       3.49%             n/a           5.06%
Class A without load                     09/30/03         36.91%         2.77%        4.72%             n/a           6.10%
Class C with load                        09/30/03         35.42%         1.05%        3.96%             n/a           5.32%
Class C without load                     09/30/03         36.42%         2.05%        3.96%             n/a           5.32%
Institutional Class                      12/20/06 (1)     37.28%         3.36%         n/a              n/a          (4.38)%
S&P 500 Index                            02/12/99         34.02%        (6.91)%       1.02%           (0.15)%         0.33%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages
1-3.

(1)  The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 29, 2009 prospectuses) are 1.46% and
0.96%; 2.77% and 1.21%; 7.43% and 1.96%; and 0.99% and 0.81%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Focused Fund, Class Z	S&P 500 Index
3/31/99	10,000	10,000
3/31/00	18,917	11,794
3/31/01	18,238	9,238
3/31/02	17,112	9,260
3/31/03	12,686	6,967
3/31/04	18,158	9,414
3/31/05	19,658	10,044
3/31/06	21,599	11,222
3/31/07	25,023	12,549
3/31/08	24,220	11,912
3/31/09	16,499	7,375
9/30/09	22,622	9,884

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 1999 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	3.5%
Consumer Discretionary	3.9%
Consumer Staples	11.5%
Energy	13.7%
Financials	17.2%
Health Care	23.3%
Industrials	2.6%
Information Technology	17.8%
Utilities	6.5%

                                                                 25

OLD MUTUAL FOCUSED FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 97.4%                                                       Medical-Drugs - 7.2%
                                                                           Schering-Plough                              107,610   $      3,040
Applications Software - 3.6%                                               Wyeth                                         88,400          4,294
Microsoft                                    141,492   $      3,663                                                               ______________
                                                       ______________
                                                                           Total Medical-Drugs                                           7,334
Total Applications Software                                   3,663        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical-HMO - 3.8%
Beverages-Non-Alcoholic - 4.1%                                             UnitedHealth Group                           157,310          3,939
PepsiCo                                       71,160          4,174                                                               ______________
                                                       ______________
                                                                           Total Medical-HMO                                             3,939
Total Beverages-Non-Alcoholic                                 4,174        _____________________________________________________________________
_____________________________________________________________________
                                                                           Multi-line Insurance - 8.7%
Cable/Satellite TV - 3.9%                                                  Allstate                                     146,130          4,475
Comcast, Special Cl A                        248,133          3,990        MetLife                                      117,340          4,467
                                                       ______________                                                             ______________

Total Cable/Satellite TV                                      3,990        Total Multi-line Insurance                                    8,942
_____________________________________________________________________      _____________________________________________________________________

Computers - 2.5%                                                           Networking Products - 3.7%
Apple*                                        13,760          2,551        Cisco Systems*                               159,410          3,752
                                                       ______________                                                             ______________

Total Computers                                               2,551        Total Networking Products                                     3,752
_____________________________________________________________________      _____________________________________________________________________

Diversified Banking Institution - 3.8%                                     Oil Companies-Integrated - 6.2%
JPMorgan Chase                                88,890          3,895        BP ADR                                        31,760          1,691
                                                       ______________      Exxon Mobil                                   67,120          4,605
                                                                                                                                  ______________
Total Diversified Banking Institution                         3,895
_____________________________________________________________________      Total Oil Companies-Integrated                                6,296
                                                                           _____________________________________________________________________
Electric-Integrated - 3.7%
Exelon                                        76,000          3,771        Oil-Field Services - 3.9%
                                                       ______________      Halliburton                                  145,670          3,951
                                                                                                                                  ______________
Total Electric-Integrated                                     3,771
_____________________________________________________________________      Total Oil-Field Services                                      3,951
                                                                           _____________________________________________________________________
Electronic Components-Semiconductors - 4.4%
Intel                                        100,330          1,963        Pipelines - 3.8%
Texas Instruments                            109,000          2,582        El Paso                                      373,585          3,855
                                                       ______________                                                             ______________

Total Electronic Components-Semiconductors                    4,545        Total Pipelines                                               3,855
_____________________________________________________________________      _____________________________________________________________________

Food-Retail - 2.8%                                                         Reinsurance - 4.8%
Safeway                                      143,680          2,833        Berkshire Hathaway, Cl B*                      1,490          4,951
                                                       ______________                                                             ______________

Total Food-Retail                                             2,833        Total Reinsurance                                             4,951
_____________________________________________________________________      _____________________________________________________________________

Independent Power Producer - 2.8%                                          Retail-Drug Store - 4.7%
NRG Energy*                                  102,790          2,898        CVS Caremark                                 135,340          4,837
                                                       ______________                                                             ______________

Total Independent Power Producer                              2,898        Total Retail-Drug Store                                       4,837
_____________________________________________________________________      _____________________________________________________________________

Medical Instruments - 3.8%                                                 Semiconductor Components-Integrated Circuits - 1.1%
Medtronic                                    104,840          3,858        Maxim Integrated Products                     60,506          1,098
                                                       ______________                                                             ______________

Total Medical Instruments                                     3,858        Total Semiconductor Components-Integrated Circuits            1,098
_____________________________________________________________________      _____________________________________________________________________

Medical Products - 8.8%                                                    Transport-Services - 2.6%
Johnson & Johnson                             83,460          5,082        United Parcel Service, Cl B                   47,770          2,698
Zimmer Holdings*                              73,000          3,902                                                               ______________
                                                       ______________
                                                                           Total Transport-Services                                      2,698
Total Medical Products                                        8,984        _____________________________________________________________________
_____________________________________________________________________
                                                                           Web Portals/ISP - 2.7%
                                                                           Google, Cl A*                                  5,640          2,797
                                                                                                                                  ______________

                                                                           Total Web Portals/ISP                                         2,797
                                                                                                                                  ______________

                                                                           Total Common Stock (Cost $82,146)                            99,612
                                                                           _____________________________________________________________________

                                                                 26

_____________________________________________________________________

Description                                   Shares    Value (000)
_____________________________________________________________________

Money Market Fund - 3.5%
Dreyfus Cash Management Fund,
   Institutional Class, 0.182% (A)         3,619,814   $      3,620
                                                       ______________

Total Money Market Fund (Cost $3,620)                         3,620
_____________________________________________________________________

Total Investments - 100.9% (Cost $85,766)                   103,232
_____________________________________________________________________

Other Assets and Liabilities, Net - (0.9)%                     (884)
_____________________________________________________________________

Total Net Assets - 100.0%                              $    102,348
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 103.

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment
          speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of September 30,
2009 in valuing the Fund's net assets were as follows (000):

    Description            Level 1     Level 2    Level 3     Total
_____________________________________________________________________

Investments
   Common Stock            $ 99,612      $-         $-       $ 99,612
   Money Market Fund          3,620       -          -          3,620
_____________________________________________________________________

Total Investments          $103,232      $-         $-       $103,232
_____________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 27

OLD MUTUAL GROWTH FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Munder Capital Management and Turner Investment Partners, Inc.

Performance Highlights

o    For the six-month period ended September 30, 2009, the Old Mutual Growth Fund (the "Fund") underperformed its benchmarks, the
     Russell Midcap Growth Index and the S&P MidCap 400 Index. The Fund's Class Z shares posted a 40.52% return versus a 41.89%
     return for the Russell Midcap Growth Index and a 42.47% return for the S&P MidCap 400 Index.

o    From a sector perspective, stock selection in the consumer discretionary sector was the largest positive contributor to the
     Fund's performance. Stock selection in the information technology and consumer staples sectors also helped the Fund's performance. On the other side of the equation, stock selection in the utilities sector detracted from Fund performance, as did stock selection in the financials and health care sectors.

o    Among the stocks that contributed positively to the Fund's performance were Wynn Resorts, Guess?, and Express Scripts.

o    Detractors from Fund performance included MetroPCS Communications (no longer a Fund holding), Burger King (no longer a Fund holding), and Myriad Genetics (no longer a Fund holding).

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2009, the Old Mutual Growth Fund (the "Fund") underperformed its benchmarks, the
     Russell Midcap Growth Index and the S&P MidCap 400 Index. The Fund's Class Z shares posted a 40.52% return versus a 41.89%
     return for the Russell Midcap Growth Index and a 42.47% return for the S&P MidCap 400 Index. Performance for all share classes can be found on page 30.

Q.   What investment environment did the Fund face during the past period?

A.   The stock market maintained an upward trajectory throughout the entire six-month period ended September 30, 2009, providing much needed relief for equity investors as stocks rallied across the board and helped to mend some of the losses from prior periods. Although unemployment continued to climb closer to 10% across the U.S., declines in the housing market began to slow, and even stabilize, in certain areas. Credit markets began to thaw as several large banks and brokerage firms tapped the capital markets while investors began to increase their risk profile. For the period, all capitalization segments of stocks recorded positive returns and value stocks outperformed growth stocks. Stocks with low or negative projected earnings per share growth were stronger than those with rapid projected earnings per share growth. Also, stocks with the lowest price to earnings ratios were among the strongest performers. In general, those companies that had been hurt the most by the recession or financial turmoil were those that showed the greatest rebound.

Q.   Which market factors influenced the Fund's relative performance?

A.   The characteristics of the stock market leaders during the period did not, in general, meet the criteria of the Fund's strategy, whose primary focus is above-average and consistent earnings growth, coupled with a high return on capital. The
     Fund's focus on earnings and profitability gave it a somewhat defensive tilt, which was not beneficial to relative performance in the context of one of the strongest stock market rallies in decades. While the Fund participated in the market rally, it lagged on the upside.

     Within the mid-capitalization growth area of the market, smaller companies took a leadership position during the market rally.
     For example, companies within the Russell Midcap Growth Index with market capitalizations below $1.3 billion advanced 90% for the period, while companies with market capitalizations above $4.1 billion were up 32%. While the Fund was in line with the
     Russell Midcap Growth Index's weight in this smaller portion of the market, the Fund's stock selection detracted from performance.

Q.   How did portfolio composition affect Fund performance?

A.   From a sector perspective, stock selection in the consumer discretionary sector was the largest positive contributor to the
     Fund's performance. Stock selection in the information technology and consumer staples sectors also helped the Fund's performance. On the other side of the equation, stock selection in the utilities sector detracted from Fund performance, as did stock selection in the financials and health care sectors.

     Among the stocks that contributed positively to the Fund's performance were Wynn Resorts, Guess?, and Express Scripts. Casino operator Wynn Resorts experienced an increase in traffic at its casino locations, leading to increased revenues for the company. Investors also reacted positively to its initial public offering for a portion of its Macau casino assets. Retailer
     Guess? experienced stronger than anticipated sales in a period where most retailers failed to report an increase in sales.
     Express Scripts, a pharmacy benefits management company, benefited when it reported a higher second quarter profit and raised its full-year earnings forecast.

Growth Fund

                                                                 28

     Detractors from Fund performance included MetroPCS Communications (no longer a Fund holding), Burger King (no longer a Fund holding), and Myriad Genetics (no longer a Fund holding). Wireless provider MetroPCS Communications was hurt by increased competition in the prepaid wireless industry, which slowed subscriber growth. Restaurant operator Burger King was harmed by not executing its business plan effectively. Healthcare company Myriad Genetics was hurt by falling revenues as a result of economic pressures and higher unemployment levels.

Q.   What is the investment outlook for the mid-cap growth equity market?

A.   Munder Capital Management ("Munder"), a sub-adviser to the Fund, notes that at the end of the period, the Fund, with its primary themes of earnings momentum and reasonable valuation, continued to exhibit characteristics that compared favorably to the S&P MidCap 400 Index. Munder points out that the long-term performance of the Fund has benefited from a combination of strong relative fundamentals and reasonable valuation. Looking ahead, Munder believes this philosophy will continue to serve the Fund's investors well.

     Turner Investment Partners, Inc. ("Turner"), a sub-adviser to the Fund, believes that while the economy appears to be near or in the early stages of a recovery, many areas of concern remain, noting that high unemployment and a still-crippled housing market have created significant headwinds for a recovery. Turner notes that with only a small percentage of government stimulus money spent, most of the money has yet to be allocated. In Turner's opinion, this forthcoming allocation of stimulus money will likely generate the necessary kindling to reignite the long-term growth of the U.S. economy. Turner is also encouraged by the healing process occurring in the manufacturing segment of the economy, but believes that the biggest signal of the growth to come resides in the improving earnings of corporations. Turner believes that higher revenue, combined with improving cost containment, should propel the equity markets higher throughout the remainder of 2009 and into 2010.

Top Ten Holdings
as of September 30, 2009*

McAfee                                                                      1.8%
___________________________________________________________________________________

TD Ameritrade Holding                                                       1.6%
___________________________________________________________________________________

Digital Realty Trust                                                        1.3%
___________________________________________________________________________________

Midcap SPDR Trust Series 1                                                  1.3%
___________________________________________________________________________________

Fiserv                                                                      1.2%
___________________________________________________________________________________

Guess?                                                                      1.1%
___________________________________________________________________________________

Annaly Capital Management                                                   1.1%
___________________________________________________________________________________

Cognizant Technology
Solutions, Cl A                                                             1.1%
___________________________________________________________________________________

Airgas                                                                      1.1%
___________________________________________________________________________________

Affiliated Managers Group                                                   1.0%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           12.6%
___________________________________________________________________________________

* Excludes short-term money market fund.

                                                                                                                         Growth Fund

                                                                 29

OLD MUTUAL GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2009
____________________________________________________________________________________________________________________________________

                                                                                    Annualized       Annualized     Annualized
                                         Inception        6 Month       1 Year        5 Year          10 Year        Inception
                                           Date           Return        Return        Return          Return         to Date
____________________________________________________________________________________________________________________________________

Class Z                                  12/19/85         40.52%         6.63%        6.04%           (0.91)%          9.60%
Class A with load                        09/30/03         32.23%         0.27%        4.52%             n/a            3.74%
Class A without load                     09/30/03         40.32%         6.37%        5.77%             n/a            4.77%
Class C with load                        09/30/03         38.77%         4.57%        4.98%             n/a            3.98%
Class C without load                     09/30/03         39.77%         5.57%        4.98%             n/a            3.98%
Institutional Class                      12/20/06 (1)     40.63%         6.75%         n/a              n/a           (1.12)%
Russell Midcap Growth Index              01/01/86 (2)     41.89%        (0.40)%       3.75%            2.18%           9.72%
S&P MidCap 400 Index                     11/30/85 (3)     42.47%        (3.11)%       4.53%            7.48%          12.62%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action and/or regulatory settlements. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative indexes can be found on pages 1-3.

(1)  The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.
(2)  The inception date used for this index is January 1, 1986 at the time the index started.
(3)  The inception date used for this index is November 30, 1985 since at the time the index priced monthly.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current adviser and sub-advisers and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 29, 2009 prospectuses) are 1.40% and
1.10%; 7.67% and 1.35%; 3.15% and 2.10%; and 1.48% and 0.95%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Growth Fund, Class Z	S&P MidCap 400 Index	Russell Midcap Growth Index
3/31/99	10,000	10,000	10,000
3/31/00	24,857	13,809	17,720
3/31/01	10,796	12,848	9,672
3/31/02	9,405	15,274	10,127
3/31/03	6,903	11,693	7,483
3/31/04	9,107	17,434	11,197
3/31/05	9,117	19,251	12,127
3/31/06	11,526	23,414	14,878
3/31/07	11,868	25,392	15,905
3/31/08	12,374	23,622	15,181
3/31/09	7,912	15,096	9,172
9/30/09	11,117	21,507	13,014

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1999 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	1.1%
Investment Company	1.3%
Consumer Discretionary	16.4%
Consumer Staples	5.7%
Energy	6.8%
Financials	13.5%
Health Care	12.0%
Industrials	12.1%
Information Technology	20.5%
Materials	5.0%
Telecommunication Services	1.5%
Utilities	4.1%

                                                                 30

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 97.6%                                                       Building-Residential/Commercial - 0.9%
Aerospace/Defense-Equipment - 0.0%                                         D.R. Horton                                  155,610   $      1,776
Elbit Systems                                  1,525   $        104        Pulte Homes                                  137,020          1,506
                                                       ______________                                                             ______________

Total Aerospace/Defense-Equipment                               104        Total Building-Residential/Commercial                         3,282
_____________________________________________________________________      _____________________________________________________________________

Agricultural Chemicals - 0.5%                                              Cable/Satellite TV - 0.2%
CF Industries Holdings                        22,350          1,927        Cablevision Systems, Cl A                     32,650            775
                                                       ______________                                                             ______________

Total Agricultural Chemicals                                  1,927        Total Cable/Satellite TV                                        775
_____________________________________________________________________      _____________________________________________________________________

Airlines - 0.5%                                                            Casino Hotels - 0.8%
Continental Airlines, Cl B*                  116,290          1,912        Wynn Resorts*                                 40,100          2,843
                                                       ______________                                                             ______________

Total Airlines                                                1,912        Total Casino Hotels                                           2,843
_____________________________________________________________________      _____________________________________________________________________

Apparel Manufacturers - 1.2%                                               Cellular Telecommunications - 0.8%
Coach                                         81,780          2,692        Millicom International Cellular*              20,730          1,508
Gildan Activewear*                            35,600            702        NII Holdings, Cl B*                           51,775          1,552
VF                                            13,500            978                                                               ______________
                                                       ______________
                                                                           Total Cellular Telecommunications                             3,060
Total Apparel Manufacturers                                   4,372        _____________________________________________________________________
_____________________________________________________________________
                                                                           Chemicals-Specialty - 0.4%
Applications Software - 1.1%                                               Ecolab                                        35,280          1,631
Check Point Software Technologies*            77,650          2,201                                                               ______________
Salesforce.com*                               35,780          2,037
                                                       ______________      Total Chemicals-Specialty                                     1,631
                                                                           _____________________________________________________________________
Total Applications Software                                   4,238
_____________________________________________________________________      Coal - 0.6%
                                                                           Consol Energy                                 52,680          2,376
Auction House/Art Dealer - 0.6%                                                                                                   ______________
Ritchie Bros Auctioneers                      96,600          2,371
                                                       ______________      Total Coal                                                    2,376
                                                                           _____________________________________________________________________
Total Auction House/Art Dealer                                2,371
_____________________________________________________________________      Coatings/Paint - 0.4%
                                                                           Valspar                                       54,350          1,495
Auto/Truck Parts & Equipment-Original - 0.5%                                                                                      ______________
BorgWarner                                    59,600          1,804
                                                       ______________      Total Coatings/Paint                                          1,495
                                                                           _____________________________________________________________________
Total Auto/Truck Parts & Equipment-Original                   1,804
_____________________________________________________________________      Coffee - 0.4%
                                                                           Green Mountain Coffee Roasters*               20,300          1,499
Auto-Medium & Heavy Duty Trucks - 0.3%                                                                                            ______________
Navistar International*                       25,200            943
                                                       ______________      Total Coffee                                                  1,499
                                                                           _____________________________________________________________________
Total Auto-Medium & Heavy Duty Trucks                           943
_____________________________________________________________________      Commercial Banks-Eastern US - 0.3%
                                                                           Signature Bank NY*                            43,175          1,252
Batteries/Battery Systems - 0.6%                                                                                                  ______________
Energizer Holdings*                           36,000          2,388
                                                       ______________      Total Commercial Banks-Eastern US                             1,252
                                                                           _____________________________________________________________________
Total Batteries/Battery Systems                               2,388
_____________________________________________________________________      Commercial Services-Finance - 1.0%
                                                                           Global Payments                               53,130          2,481
Beverages-Non-Alcoholic - 0.3%                                             Morningstar*                                  26,850          1,304
Hansen Natural*                               35,630          1,309                                                               ______________
                                                       ______________
                                                                           Total Commercial Services-Finance                             3,785
Total Beverages-Non-Alcoholic                                 1,309        _____________________________________________________________________
_____________________________________________________________________
                                                                           Computer Services - 1.8%
Beverages-Wine/Spirits - 0.6%                                              Cognizant Technology Solutions, Cl A*        104,227          4,029
Central European Distribution*                74,700          2,447        IHS, Cl A*                                    56,750          2,902
                                                       ______________                                                             ______________

Total Beverages-Wine/Spirits                                  2,447        Total Computer Services                                       6,931
_____________________________________________________________________      _____________________________________________________________________

Broadcast Services/Programming - 0.6%                                      Computers-Integrated Systems - 1.0%
Discovery Communications, Cl A*               29,762            860        Brocade Communications Systems*              225,180          1,770
Discovery Communications, Cl C*               48,787          1,270        Micros Systems*                               68,925          2,081
                                                       ______________                                                             ______________

Total Broadcast Services/Programming                          2,130        Total Computers-Integrated Systems                            3,851
_____________________________________________________________________      _____________________________________________________________________
                                                                 31

OLD MUTUAL GROWTH FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

 Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Computers-Memory Devices - 0.7%                                            Electric-Integrated - 1.9%
NetApp*                                      105,420   $      2,813        Northeast Utilities                          115,700   $      2,747
                                                       ______________      NorthWestern                                 102,000          2,492
                                                                           Portland General Electric                     92,875          1,832
Total Computers-Memory Devices                                2,813                                                               ______________
_____________________________________________________________________
                                                                           Total Electric-Integrated                                     7,071
Consumer Products-Miscellaneous - 0.6%                                     _____________________________________________________________________
Tupperware Brands                             51,875          2,071
                                                       ______________      Electric-Transmission - 0.5%
                                                                           ITC Holdings                                  44,025          2,001
Total Consumer Products-Miscellaneous                         2,071                                                               ______________
_____________________________________________________________________
                                                                           Total Electric-Transmission                                   2,001
Containers-Metal/Glass - 0.9%                                              _____________________________________________________________________
Crown Holdings*                              123,175          3,350
                                                       ______________      Electronic Components-Semiconductors - 3.7%
                                                                           Broadcom, Cl A*                               87,940          2,699
Total Containers-Metal/Glass                                  3,350        Cree*                                         71,350          2,622
_____________________________________________________________________      Microchip Technology                          85,825          2,274
                                                                           Micron Technology*                           385,360          3,160
Cosmetics & Toiletries - 1.1%                                              Netlogic Microsystems*                        27,600          1,242
Alberto-Culver                                44,020          1,218        PMC - Sierra*                                204,540          1,955
Avon Products                                 91,070          3,093                                                               ______________
                                                       ______________
                                                                           Total Electronic Components-Semiconductors                   13,952
Total Cosmetics & Toiletries                                  4,311        _____________________________________________________________________
_____________________________________________________________________
                                                                           Electronic Measuring Instruments - 0.5%
Data Processing/Management - 1.2%                                          Itron*                                        30,825          1,977
Fiserv*                                       95,045          4,581                                                               ______________
                                                       ______________
                                                                           Total Electronic Measuring Instruments                        1,977
Total Data Processing/Management                              4,581        _____________________________________________________________________
_____________________________________________________________________
                                                                           Electronics-Military - 0.6%
Decision Support Software - 0.5%                                           L-3 Communications Holdings                   29,625          2,379
MSCI, Cl A*                                   59,730          1,769                                                               ______________
                                                       ______________
                                                                           Total Electronics-Military                                    2,379
Total Decision Support Software                               1,769        _____________________________________________________________________
_____________________________________________________________________
                                                                           Engineering/R&D Services - 1.2%
Dialysis Centers - 1.0%                                                    McDermott International*                      65,090          1,645
DaVita*                                       65,790          3,726        URS*                                          63,385          2,767
                                                       ______________                                                             ______________

Total Dialysis Centers                                        3,726        Total Engineering/R&D Services                                4,412
_____________________________________________________________________      _____________________________________________________________________

Distribution/Wholesale - 2.1%                                              Engines-Internal Combustion - 0.7%
Fastenal                                      39,600          1,533        Cummins                                       56,510          2,532
Genuine Parts                                 69,250          2,636                                                               ______________
LKQ*                                         201,650          3,739
                                                       ______________      Total Engines-Internal Combustion                             2,532
                                                                           _____________________________________________________________________
Total Distribution/Wholesale                                  7,908
_____________________________________________________________________      Enterprise Software/Services - 0.7%
                                                                           Sybase*                                       63,975          2,489
Diversified Manufacturing Operations - 0.8%                                                                                       ______________
Eaton                                         19,100          1,081
Parker Hannifin                               33,880          1,756        Total Enterprise Software/Services                            2,489
                                                       ______________      _____________________________________________________________________

Total Diversified Manufacturing Operations                    2,837        Finance-Credit Card - 0.4%
_____________________________________________________________________      Discover Financial Services                   95,690          1,553
                                                                                                                                  ______________
E-Commerce/Products - 0.3%
MercadoLibre*                                 26,350          1,013        Total Finance-Credit Card                                     1,553
                                                       ______________      _____________________________________________________________________

Total E-Commerce/Products                                     1,013        Finance-Investment Banker/Broker - 2.2%
_____________________________________________________________________      Lazard, Cl A                                  48,450          2,001
                                                                           TD Ameritrade Holding*                       313,225          6,145
E-Commerce/Services - 0.6%                                                                                                        ______________
priceline.com*                                12,700          2,106
                                                       ______________      Total Finance-Investment Banker/Broker                        8,146
                                                                           _____________________________________________________________________
Total E-Commerce/Services                                     2,106
_____________________________________________________________________      Finance-Other Services - 0.5%
                                                                           IntercontinentalExchange*                     18,310          1,780
Electric-Generation - 0.5%                                                                                                        ______________
AES*                                         138,570          2,054
                                                       ______________      Total Finance-Other Services                                  1,780
                                                                           _____________________________________________________________________
Total Electric-Generation                                     2,054
_____________________________________________________________________

                                                                 32

_____________________________________________________________________      _____________________________________________________________________

 Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Food-Baking - 0.6%                                                         Leisure & Recreational Products - 0.7%
Flowers Foods                                 85,375   $      2,245        WMS Industries*                               56,530   $      2,519
                                                       ______________                                                             ______________

Total Food-Baking                                             2,245        Total Leisure & Recreational Products                         2,519
_____________________________________________________________________      _____________________________________________________________________

Food-Confectionery - 0.5%                                                  Life/Health Insurance - 0.7%
JM Smucker                                    36,825          1,952        Lincoln National                              98,700          2,557
                                                       ______________                                                             ______________

Total Food-Confectionery                                      1,952        Total Life/Health Insurance                                   2,557
_____________________________________________________________________      _____________________________________________________________________

Food-Retail - 0.8%                                                         Machine Tools & Related Products - 0.5%
Whole Foods Market                           101,170          3,085        Lincoln Electric Holdings                     37,650          1,787
                                                       ______________                                                             ______________

Total Food-Retail                                             3,085        Total Machine Tools & Related Products                        1,787
_____________________________________________________________________      _____________________________________________________________________

Hazardous Waste Disposal - 0.6%                                            Machinery-Construction & Mining - 0.4%
Stericycle*                                   47,200          2,287        Joy Global                                    29,410          1,439
                                                       ______________                                                             ______________

Total Hazardous Waste Disposal                                2,287        Total Machinery-Construction & Mining                         1,439
_____________________________________________________________________      _____________________________________________________________________

Hotels & Motels - 0.8%                                                     Machinery-Farm - 0.2%
Starwood Hotels & Resorts Worldwide           93,030          3,073        AGCO*                                         23,050            637
                                                       ______________                                                             ______________

Total Hotels & Motels                                         3,073        Total Machinery-Farm                                            637
_____________________________________________________________________      _____________________________________________________________________

Human Resources - 0.5%                                                     Machinery-Pumps - 0.8%
Robert Half International                     82,450          2,063        Flowserve                                     30,275          2,983
                                                       ______________                                                             ______________

Total Human Resources                                         2,063        Total Machinery-Pumps                                         2,983
_____________________________________________________________________      _____________________________________________________________________

Industrial Gases - 1.1%                                                    Medical Instruments - 1.5%
Airgas                                        81,885          3,961        Beckman Coulter                               27,210          1,876
                                                       ______________      Intuitive Surgical*                           13,050          3,422
                                                                           Techne                                         8,300            519
Total Industrial Gases                                        3,961                                                               ______________
_____________________________________________________________________
                                                                           Total Medical Instruments                                     5,817
Instruments-Scientific - 0.3%                                              _____________________________________________________________________
Waters*                                       16,880            943
                                                       ______________      Medical Labs & Testing Services - 0.9%
                                                                           Laboratory Corp of America Holdings*          50,030          3,287
Total Instruments-Scientific                                    943                                                               ______________
_____________________________________________________________________
                                                                           Total Medical Labs & Testing Services                         3,287
Internet Infrastructure Software - 1.2%                                    _____________________________________________________________________
Akamai Technologies*                          46,775            921
F5 Networks*                                  88,960          3,526        Medical Products - 1.3%
                                                       ______________      Haemonetics*                                  38,350          2,152
                                                                           West Pharmaceutical Services                  64,125          2,604
Total Internet Infrastructure Software                        4,447                                                               ______________
_____________________________________________________________________
                                                                           Total Medical Products                                        4,756
Internet Security - 2.3%                                                   _____________________________________________________________________
McAfee*                                      154,915          6,784
VeriSign*                                     77,090          1,826        Medical-Biomedical/Genetic - 2.9%
                                                       ______________      Alexion Pharmaceuticals*                      72,080          3,210
                                                                           Illumina*                                     69,900          2,971
Total Internet Security                                       8,610        Life Technologies*                            32,360          1,506
_____________________________________________________________________      United Therapeutics*                          43,400          2,126
                                                                           Vertex Pharmaceuticals*                       28,600          1,084
Intimate Apparel - 0.3%                                                                                                           ______________
Warnaco Group*                                25,170          1,104
                                                       ______________      Total Medical-Biomedical/Genetic                             10,897
                                                                           _____________________________________________________________________
Total Intimate Apparel                                        1,104
_____________________________________________________________________      Medical-Generic Drugs - 0.4%
                                                                           Watson Pharmaceuticals*                       39,390          1,443
Investment Management/Advisory Services - 2.3%                                                                                    ______________
Affiliated Managers Group*                    59,340          3,858
Eaton Vance                                   66,850          1,871        Total Medical-Generic Drugs                                   1,443
T Rowe Price Group                            63,190          2,888        _____________________________________________________________________
                                                       ______________
                                                                           Medical-HMO - 0.3%
Total Investment Management/Advisory Services                 8,617        CIGNA                                         45,350          1,274
_____________________________________________________________________                                                             ______________

                                                                           Total Medical-HMO                                             1,274
                                                                           _____________________________________________________________________

                                                                 33

OLD MUTUAL GROWTH FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

 Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Medical-Hospitals - 0.5%                                                   Oil-Field Services - 1.2%
Community Health Systems*                     37,430   $      1,195        Core Laboratories                             30,525   $      3,147
Health Management Associates, Cl A*          103,360            774        Oil States International*                     41,250          1,449
                                                       ______________                                                             ______________

Total Medical-Hospitals                                       1,969        Total Oil-Field Services                                      4,596
_____________________________________________________________________      _____________________________________________________________________

Medical-Wholesale Drug Distributors - 0.4%                                 Patient Monitoring Equipment - 0.3%
AmerisourceBergen                             59,420          1,330        Masimo*                                       40,250          1,055
                                                       ______________                                                             ______________

Total Medical-Wholesale Drug Distributors                     1,330        Total Patient Monitoring Equipment                            1,055
_____________________________________________________________________      _____________________________________________________________________

Metal Processors & Fabricators - 0.8%                                      Pharmacy Services - 0.7%
Precision Castparts                           29,490          3,004        Express Scripts*                              14,400          1,117
                                                       ______________      Omnicare                                      66,800          1,504
                                                                                                                                  ______________
Total Metal Processors & Fabricators                          3,004
_____________________________________________________________________      Total Pharmacy Services                                       2,621
                                                                           _____________________________________________________________________
Metal-Aluminum - 0.4%
Alcoa                                        122,160          1,603        Printing-Commercial - 0.3%
                                                       ______________      VistaPrint*                                   20,280          1,029
                                                                                                                                  ______________
Total Metal-Aluminum                                          1,603
_____________________________________________________________________      Total Printing-Commercial                                     1,029
                                                                           _____________________________________________________________________
Multi-line Insurance - 0.8%
Genworth Financial, Cl A                     175,600          2,098        Private Corrections - 0.7%
Hartford Financial Services Group             36,930            979        Corrections Corp of America*                  112,600         2,550
                                                       ______________                                                             ______________

Total Multi-line Insurance                                    3,077        Total Private Corrections                                     2,550
_____________________________________________________________________      _____________________________________________________________________

Multimedia - 0.7%                                                          Property/Casualty Insurance - 0.7%
Factset Research Systems                      39,725          2,631        ProAssurance*                                 52,850          2,758
                                                       ______________                                                             ______________

Total Multimedia                                              2,631        Total Property/Casualty Insurance                             2,758
_____________________________________________________________________      _____________________________________________________________________

Networking Products - 0.9%                                                 Quarrying - 0.5%
Atheros Communications*                       83,610          2,218        Compass Minerals International                30,300          1,867
Juniper Networks*                             48,080          1,299                                                               ______________
                                                       ______________
                                                                           Total Quarrying                                               1,867
Total Networking Products                                     3,517        _____________________________________________________________________
_____________________________________________________________________
                                                                           Racetracks - 0.6%
Non-Ferrous Metals - 0.2%                                                  Penn National Gaming*                         78,790          2,179
Thompson Creek Metals*                        51,330            620                                                               ______________
                                                       ______________
                                                                           Total Racetracks                                              2,179
Total Non-Ferrous Metals                                        620        _____________________________________________________________________
_____________________________________________________________________
                                                                           Real Estate Management/Services - 0.4%
Oil & Gas Drilling - 1.4%                                                  CB Richard Ellis Group, Cl A*                115,090          1,351
Atlas Energy                                 119,112          3,224                                                               ______________
Nabors Industries*                            90,560          1,893
                                                       ______________      Total Real Estate Management/Services                         1,351
                                                                           _____________________________________________________________________
Total Oil & Gas Drilling                                      5,117
_____________________________________________________________________      Reinsurance - 0.8%
                                                                           Axis Capital Holdings                         95,875          2,894
Oil Companies-Exploration & Production - 4.1%                                                                                     ______________
Arena Resources*                              49,125          1,744
Denbury Resources*                           138,825          2,100        Total Reinsurance                                             2,894
EQT                                           71,425          3,043        _____________________________________________________________________
PetroHawk Energy*                             88,740          2,148
Questar                                       32,690          1,228        REITs-Apartments - 0.5%
Range Resources                               54,320          2,681        Essex Property Trust                          22,550          1,795
Southwestern Energy*                          55,800          2,382                                                               ______________
                                                       ______________
                                                                           Total REITs-Apartments                                        1,795
Total Oil Companies-Exploration & Production                 15,326        _____________________________________________________________________
_____________________________________________________________________
                                                                           REITs-Diversified - 1.3%
Oil Field Machinery & Equipment - 0.6%                                     Digital Realty Trust                         109,990          5,028
Cameron International*                        64,000          2,421                                                               ______________
                                                       ______________
                                                                           Total REITs-Diversified                                       5,028
Total Oil Field Machinery & Equipment                         2,421        _____________________________________________________________________
_____________________________________________________________________
                                                                           REITs-Mortgage - 1.1%
                                                                           Annaly Capital Management                    228,775          4,150
                                                                                                                                  ______________

                                                                           Total REITs-Mortgage                                          4,150
                                                                           _____________________________________________________________________

                                                                 34

_____________________________________________________________________      _____________________________________________________________________

 Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

REITs-Office Property - 0.5%                                               Semiconductor Equipment - 1.7%
Corporate Office Properties Trust             48,725   $      1,797        ASML Holding                                  69,490   $      2,055
                                                       ______________      Lam Research*                                 65,230          2,228
                                                                           Varian Semiconductor Equipment
Total REITs-Office Property                                   1,797           Associates*                                68,905          2,263
_____________________________________________________________________                                                             ______________

Rental Auto/Equipment - 0.4%                                               Total Semiconductor Equipment                                 6,546
Aaron's, Cl B                                 56,475          1,491        _____________________________________________________________________
                                                       ______________
                                                                           Soap & Cleaning Preparation - 0.6%
Total Rental Auto/Equipment                                   1,491        Church & Dwight                               41,325          2,345
_____________________________________________________________________                                                             ______________

Respiratory Products - 0.7%                                                Total Soap & Cleaning Preparation                             2,345
ResMed*                                       55,850          2,524        _____________________________________________________________________
                                                       ______________
                                                                           Steel Pipe & Tube - 0.5%
Total Respiratory Products                                    2,524        Valmont Industries                            23,125          1,970
_____________________________________________________________________                                                             ______________

Retail-Apparel/Shoe - 2.5%                                                 Total Steel Pipe & Tube                                       1,970
Guess?                                       114,025          4,223        _____________________________________________________________________
Nordstrom                                     60,890          1,860
Urban Outfitters*                            105,220          3,174        Steel-Producers - 0.6%
                                                       ______________      United States Steel                           53,430          2,371
                                                                                                                                  ______________
Total Retail-Apparel/Shoe                                     9,257
_____________________________________________________________________      Total Steel-Producers                                         2,371
                                                                           _____________________________________________________________________
Retail-Auto Parts - 0.2%
O'Reilly Automotive*                          21,475            776        Superconductor Production & Systems - 0.4%
                                                       ______________      American Superconductor*                      44,025          1,477
                                                                                                                                  ______________
Total Retail-Auto Parts                                         776
_____________________________________________________________________      Total Superconductor Production & Systems                     1,477
                                                                           _____________________________________________________________________
Retail-Bedding - 0.6%
Bed Bath & Beyond*                            62,330          2,340        Super-Regional Banks-US - 0.4%
                                                       ______________      Fifth Third Bancorp                          147,440          1,494
                                                                                                                                  ______________
Total Retail-Bedding                                          2,340
_____________________________________________________________________      Total Super-Regional Banks-US                                 1,494
                                                                           _____________________________________________________________________
Retail-Computer Equipment - 0.4%
GameStop, Cl A*                               51,500          1,363        Telecommunications Equipment - 0.5%
                                                       ______________      Alcatel-Lucent ADR                           421,840          1,894
                                                                                                                                  ______________
Total Retail-Computer Equipment                               1,363
_____________________________________________________________________      Total Telecommunications Equipment                            1,894
                                                                           _____________________________________________________________________
Retail-Restaurants - 0.9%
Chipotle Mexican Grill, Cl A*                 11,050          1,072        Telecommunications Equipment-Fiber Optics - 0.3%
Darden Restaurants                            30,200          1,031        Ciena*                                        79,720          1,298
Yum! Brands                                   34,750          1,173                                                               ______________
                                                       ______________
                                                                           Total Telecommunications Equipment-Fiber Optics               1,298
Total Retail-Restaurants                                      3,276        _____________________________________________________________________
_____________________________________________________________________
                                                                           Therapeutics - 0.7%
Rubber-Tires - 0.5%                                                        BioMarin Pharmaceutical*                     138,950          2,512
Goodyear Tire & Rubber*                      111,700          1,902                                                               ______________
                                                       ______________
                                                                           Total Therapeutics                                            2,512
Total Rubber-Tires                                            1,902        _____________________________________________________________________
_____________________________________________________________________
                                                                           Tools-Hand Held - 0.3%
S&L/Thrifts-Eastern US - 0.2%                                              Black & Decker                                27,150          1,257
People's United Financial                     50,300            783                                                               ______________
                                                       ______________
                                                                           Total Tools-Hand Held                                         1,257
Total S&L/Thrifts-Eastern US                                    783        _____________________________________________________________________
_____________________________________________________________________
                                                                           Transactional Software - 0.8%
Schools - 1.1%                                                             Solera Holdings                              102,550          3,190
DeVry                                         35,475          1,962                                                               ______________
New Oriental Education & Technology
   Group ADR*                                 27,500          2,212        Total Transactional Software                                  3,190
                                                       ______________      _____________________________________________________________________

Total Schools                                                 4,174        Transport-Rail - 0.2%
_____________________________________________________________________      Kansas City Southern*                         34,600            917
                                                                                                                                  ______________
Semiconductor Components-Integrated Circuits - 0.7%
Marvell Technology Group*                    164,150          2,658        Total Transport-Rail                                            917
                                                       ______________      _____________________________________________________________________

Total Semiconductor Components-Integrated Circuits            2,658        Transport-Services - 0.6%
_____________________________________________________________________      CH Robinson Worldwide                         41,470          2,395
                                                                                                                                  ______________

                                                                           Total Transport-Services                                      2,395
                                                                           _____________________________________________________________________

                                                                 35

OLD MUTUAL GROWTH FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

_____________________________________________________________________

Description                               Shares        Value (000)
_____________________________________________________________________

Wireless Equipment - 0.7%
American Tower, Cl A*                         71,000   $      2,584
                                                       ______________

Total Wireless Equipment                                      2,584
_____________________________________________________________________

X-Ray Equipment - 0.2%
Hologic*                                      56,269            919
                                                       ______________

Total X-Ray Equipment                                           919
                                                       ______________

Total Common Stock (Cost $301,578)                          367,337
_____________________________________________________________________

Investment Company - 1.2%
Growth-Mid Cap - 1.2%
Midcap SPDR Trust, Series 1                   37,750          4,729
                                                       ______________

Total Growth-Mid Cap                                          4,729
                                                       ______________

Total Investment Company (Cost $3,034)                        4,729
_____________________________________________________________________

Money Market Fund - 1.1%
Dreyfus Cash Management Fund,
   Institutional Class, 0.182% (A)         4,121,320          4,121
                                                       ______________

Total Money Market Fund (Cost $4,121)                         4,121
_____________________________________________________________________

Total Investments - 99.9% (Cost $308,733)                   376,187
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.1%                        320
_____________________________________________________________________

Total Net Assets - 100.0%                              $    376,507
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 103.

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of September 30, 2009 in valuing the Fund's net assets were as follows (000):

    Description            Level 1     Level 2    Level 3      Total
_____________________________________________________________________

Investments
   Common Stock           $367,337      $-         $-       $367,337
   Investments Company       4,729       -          -          4,729
   Money Market Fund         4,121       -          -          4,121
_____________________________________________________________________

Total Investments         $376,187      $-         $-       $376,187
_____________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 36

OLD MUTUAL HEITMAN REIT FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Heitman Real Estate Securities LLC

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2009, the Old Mutual Heitman REIT Fund (the "Fund") underperformed its benchmark, the Wilshire U.S. Real Estate Securities Index (the "Index"). The Fund's Class Z shares posted a 67.09% return versus a 79.30%
     return for the Index. Performance for all share classes can be found on page 39.

Q.   What investment environment did the Fund face during the past period?

A.   Real estate investment trusts ("REITs") generated strong returns during the six-month period ending September 30, 2009. Credit markets continued to improve during the period, especially in the corporate unsecured debt market. A compression in debt spreads led to significant issuance of corporate unsecured debt. REITs took advantage of improvements in the unsecured debt market and issued $3.9 billion at a weighted average yield of 7.31%. REITs also continued to raise equity capital which was used primarily to reduce debt, however, companies with strong balance sheets raised capital in preparation for potential acquisition opportunities arising out of the commercial real estate credit crisis. Even though real estate fundamentals continued to worsen during the period, REITs were able to cut operating expenses, hold occupancy, buy back debt at a discount, and benefit from lower interest expense, which helped support cash flows. At the end of the period, earnings growth was still negative, but the earnings were slightly on the upside.

Q.   Which market factors influenced the Fund's relative performance?

A.   REITs enjoyed strong returns during the period, but the factors driving those returns were varied during the period. May 2009,
     June 2009, and July 2009 were normal months, as companies with high earnings growth and strong balance sheets outperformed. In
     April 2009 and again in early August 2009, the unsecured bond markets opened up and companies in all industries began issuing new debt at historically attractive rates. This event led equity investors to re-price companies with stressed balance sheets due to their renewed ability to access attractively priced debt capital. As a result, companies with low earnings growth and high amounts of debt outperformed in April 2009 and August 2009.

Q.   How did portfolio composition affect Fund performance?

A.   On an individual basis, the Fund's positions in Simon Property Group, Boston Properties, and Vornado Realty Trust contributed positively, helping to bolster the Fund's return. These three securities benefited from the improvements in the REIT market over the period.

     Stocks that did not contribute to the Fund's performance were Alexandria Real Estate Equities (no longer a Fund holding),
     Brandywine Realty Trust, and Highwoods Properties (no longer a Fund holding). While these three stocks did not have large negative returns, they weren't bolstered as much as the top performers by the improvements in the REIT market.

Performance Highlights

o    For the six-month period ended September 30, 2009, the Old Mutual Heitman REIT Fund (the "Fund") underperformed its benchmark, the Wilshire U.S. Real Estate Securities Index (the "Index"). The Fund's Class Z shares posted a 67.09% return versus a 79.30%
     return for the Index.

o    Real estate investment trusts enjoyed strong returns during the period, but the factors driving those returns were varied during the period.

o    On an individual basis, the Fund's positions in Simon Property Group, Boston Properties, and Vornado Realty Trust contributed positively, helping to bolster the Fund's return.

o    Stocks that did not contribute to the Fund's performance were Alexandria Real Estate Equities (no longer a Fund holding),
     Brandywine Realty Trust, and Highwoods Properties (no longer a Fund holding).

                                                                                                                   Heitman REIT Fund

                                                                 37

OLD MUTUAL HEITMAN REIT FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Heitman Real Estate Securities LLC

Top Ten Holdings
as of September 30, 2009*

Simon Property Group                                                       10.8%
___________________________________________________________________________________

Public Storage                                                              6.0%
___________________________________________________________________________________

Digital Realty Trust                                                        4.7%
___________________________________________________________________________________

Health Care REIT                                                            4.4%
___________________________________________________________________________________

AvalonBay Communities                                                       4.4%
___________________________________________________________________________________

Federal Realty Investment Trust                                             4.1%
___________________________________________________________________________________

Corporate Office Properties Trust                                           3.9%
___________________________________________________________________________________

Vornado Realty Trust                                                        3.8%
___________________________________________________________________________________

HCP                                                                         3.5%
___________________________________________________________________________________

Ventas                                                                      3.2%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           48.8%
___________________________________________________________________________________

* Excludes short-term money market fund.

Q.   What is the investment outlook for the REIT market?

A.   Heitman Real Estate Securities LLC ("Heitman"), the Fund's sub-adviser, believes that with the question of solvency currently abated for the REIT sector, companies may likely focus on operating their portfolios and evaluating potential acquisition
     opportunities.Heitman has positioned the Fund with companies that it believes have strong, liquid balance sheets with average debt balances, sustainable, average earnings growth, strong management teams, and discounted valuations.

     Heitman remains focused on those sectors that it believes should generate earnings growth in a slow-growth economic environment. These sectors include property types with longer lease terms and niche sectors that are more defensive in nature.
     Heitman is watching for opportunities to be more constructive on companies which can take advantage of potential acquisitions brought about by the continuing credit issues. In addition, as the outlook for the economy and job market become more clear,
     Heitman plans to shift the Fund's holdings to sectors and companies with growth tied to the economy.

Heitman REIT Fund

                                                                 38

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2009
____________________________________________________________________________________________________________________________________

                                                                                           Annualized    Annualized    Annualized
                                                    Inception      6 Month      1 Year       5 Year       10 Year       Inception
                                                      Date          Return      Return       Return        Return        to Date
____________________________________________________________________________________________________________________________________

Class Z*                                             03/13/89        67.09%    (31.39)%       (0.22)%       8.14%          7.94%
Class A with load                                    09/30/03        57.44%    (35.64)%       (1.64)%        n/a           2.47%
Class A without load                                 09/30/03        66.93%    (31.73)%       (0.48)%        n/a           3.48%
Class C with load                                    09/30/03        65.33%    (32.88)%       (1.21)%        n/a           2.71%
Class C without load                                 09/30/03        66.33%    (32.22)%       (1.21)%        n/a           2.71%
Institutional Class                                  12/20/06 (1)    67.34%    (31.27)%         n/a          n/a         (17.72)%
Wilshire U.S. Real Estate Securities Index           02/28/89 (2)    79.30%    (29.31)%        1.11%        9.56%          6.61%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-3.

*   Data includes performance of a predecessor fund class whose inception date was March 13, 1989.
(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.
(2) The inception date used for this index is February 28, 1989 since at the time the index was priced monthly.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 29, 2009 prospectuses) are 1.23% and
1.25%; 1.95% and 1.50%; 8.66% and 2.25%; and 1.31% and 0.95%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Heitman REIT Fund, Class Z	Wilshire U.S. Real Estate Securities Index
3/31/99	10,000	10,000
3/31/00	10,559	10,311
3/31/01	12,675	12,975
3/31/02	15,874	15,792
3/31/03	14,965	15,015
3/31/04	22,759	22,845
3/31/05	25,254	25,659
3/31/06	34,716	36,079
3/31/07	41,380	44,004
3/31/08	33,559	35,672
3/31/09	13,867	13,903
9/30/09	23,170	24,927

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 1999 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	5.7%
Apartments	15.2%
Diversified	13.5%
Health Care	13.0%
Hotels	5.7%
Manufactured Homes	2.7%
Office Property	10.9%
Regional Malls	10.8%
Shopping Centers	9.2%
Single Tenant	2.0%
Storage	6.8%
Warehouse/Industrial	4.5%

                                                                 39

OLD MUTUAL HEITMAN REIT FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 97.1%                                                       REITs-Shopping Centers - 9.5%
REITs-Apartments - 15.7%                                                   Federal Realty Investment Trust               32,800   $      2,013
American Campus Communities                   55,743   $      1,497        Kimco Realty                                  74,200            968
AvalonBay Communities                         29,595          2,152        Regency Centers                               17,693            655
Camden Property Trust                         21,646            872        Tanger Factory Outlet Centers                 24,900            930
Equity Residential                            41,800          1,283                                                               ______________
Essex Property Trust                          10,920            869
Home Properties                               19,500            840        Total REITs-Shopping Centers                                  4,566
                                                       ______________      _____________________________________________________________________

Total REITs-Apartments                                        7,513        REITs-Single Tenant - 2.0%
_____________________________________________________________________      National Retail Properties                    44,935            965
                                                                                                                                  ______________
REITs-Diversified - 14.0%
Colonial Properties Trust                      7,400             72        Total REITs-Single Tenant                                       965
Cousins Properties                            17,200            142        _____________________________________________________________________
Digital Realty Trust                          50,674          2,316
PS Business Parks                             20,600          1,057        REITs-Storage - 7.0%
Vornado Realty Trust                          29,310          1,888        Public Storage                                39,069          2,940
Washington Real Estate                                                     Sovran Self Storage                            6,100            186
   Investment Trust                           42,131          1,213        U-Store-It Trust                              33,702            211
                                                       ______________                                                             ______________

Total REITs-Diversified                                       6,688        Total REITs-Storage                                           3,337
_____________________________________________________________________      _____________________________________________________________________

REITs-Health Care - 13.4%                                                  REITs-Warehouse/Industrial - 4.6%
HCP                                           59,414          1,708        EastGroup Properties                          15,200            581
Health Care REIT                              52,482          2,184        First Potomac Realty Trust                    12,600            146
Nationwide Health Properties                  29,391            911        ProLogis                                     125,882          1,500
Ventas                                        41,695          1,605                                                               ______________
                                                       ______________
                                                                           Total REITs-Warehouse/Industrial                              2,227
Total REITs-Health Care                                       6,408                                                               ______________
_____________________________________________________________________
                                                                           Total Common Stock (Cost $34,367)                            46,563
REITs-Hotels - 5.9%                                                        _____________________________________________________________________
DiamondRock Hospitality                       73,600            596
Hospitality Properties Trust                  37,600            766        Money Market Fund - 5.9%
Host Hotels & Resorts                         62,689            738        Dreyfus Cash Management Fund,
LaSalle Hotel Properties                      37,200            731           Institutional Class, 0.182% (A)         2,828,420          2,828
                                                       ______________                                                             ______________

Total REITs-Hotels                                            2,831        Total Money Market Fund (Cost $2,828)                         2,828
_____________________________________________________________________      _____________________________________________________________________

REITs-Manufactured Homes - 2.7%                                            Total Investments - 103.0% (Cost $37,195)                    49,391
Equity Lifestyle Properties                   30,700          1,314        _____________________________________________________________________
                                                       ______________
                                                                           Other Assets and Liabilities, Net - (3.0)%                   (1,457)
Total REITs-Manufactured Homes                                1,314        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Net Assets - 100.0%                              $     47,934
REITs-Office Property - 11.2%                                              _____________________________________________________________________
BioMed Realty Trust                           50,100            691
Boston Properties                             18,635          1,222        For descriptions of abbreviations and footnotes, please refer to
Brandywine Realty Trust                       31,600            349        page 103.
Corporate Office Properties Trust             52,800          1,947
HRPT Properties Trust                        144,300          1,085
Parkway Properties                             4,700             93
                                                       ______________

Total REITs-Office Property                                   5,387
_____________________________________________________________________

REITs-Regional Malls - 11.1%
Simon Property Group                          76,720          5,327
                                                       ______________

Total REITs-Regional Malls                                    5,327
_____________________________________________________________________

                                                                 40

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of September 30, 2009 in valuing the Fund's net assets were as follows (000):

   Description                                                          Level 1          Level 2        Level 3          Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                         $46,563            $-             $-            $46,563
   Money Market Fund                                                      2,828             -              -              2,828
____________________________________________________________________________________________________________________________________

Total Investments                                                       $49,391            $-             $-            $49,391
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 41

OLD MUTUAL LARGE CAP GROWTH FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ashfield Capital Partners, LLC (1)

Performance Highlights

o    For the six-month period ended September 30, 2009, the Old Mutual Large Cap Growth Fund (the "Fund") underperformed its benchmark, the Russell 1000 Growth Index (the "Index"). The Fund's Class Z shares posted a 30.77% return versus a 32.58% return for the Index.

o    From a sector perspective, the Fund's underweight to the consumer staples sector was a positive contributor to Fund performance, as investors continued to position their portfolios toward economic recovery and away from defensive positions.
     The Fund's overweight to the financials sector was also a positive contributor to Fund performance, as it was one of the best performing sectors in the Index. Despite the rise in oil prices during the period, the Fund's overweight to the energy sector detracted from performance. In addition, the Fund's cash holdings during the up-trending market also detracted from the Fund's performance.

o    From a stock selection perspective, the Fund's stock selection contributed to Fund performance. Although the Fund's overweight to the energy sector detracted from Fund performance, the Fund's stock selection helped offset the negative impact on Fund performance. Stock selection in the energy sector focused on oil service industries, including National Oilwell Varco, Cameron
     International, and Halliburton. While the Fund's overweight to the health care sector detracted from Fund performance, the
     Fund's stock selection in the health care sector contributed to Fund performance. The most notable contributor was Cerner, a health care information technology company. Stock selection within the industrials sector proved to be challenging, with the perceived strength of the global economic recovery coming into question, especially toward the end of the third quarter of
     2009. Stocks held within the consumer discretionary sector also reflected uncertainty of economic recovery in companies such as
     Family Dollar Stores and McDonalds.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2009, the Old Mutual Large Cap Growth Fund (the "Fund") underperformed its benchmark, the Russell 1000 Growth Index (the "Index"). The Fund's Class Z shares posted a 30.77% return versus a 32.58% return for the Index. Performance for all share classes can be found on page 44.

Q.   What investment environment did the Fund face during the past period?

A.   The stock market maintained an upward trajectory throughout the six-month period ended September 30, 2009, providing much needed relief for equity investors as stocks rallied across the board and helped to mend some of the losses from prior periods.
     Much of the rally was due in part to an improvement in recent economic and financial news, including massive government intervention that led to a gradual easing of the recession's grip on the U.S. economy. Although unemployment continued to climb closer to 10% across the U.S., declines in the housing market began to slow, and even stabilize, in certain areas. Credit markets began to thaw as several large banks and brokerage firms tapped the capital markets. Investor confidence seemed to be on the rise, and most observers were cautiously optimistic about a gradual improvement in consumption outlays and economic prosperity. During the period, all capitalization segments of stocks recorded positive returns and value stocks outperformed growth stocks.

Q.   Which market factors influenced the Fund's relative performance?

A.   Within the large-capitalization growth area of the market, smaller companies took a leadership position during the market rally. For example, companies within the Index with market capitalizations below $1.6 billion advanced 62% for the period, while companies with market capitalizations above $7.7 billion were up 21%. While the smallest companies represent a relatively small portion of the Index, their returns created a headwind for the Fund, as the Fund did not have exposure to this segment of the market. However, the Fund's overweight position and stock selection in larger companies were almost enough to mitigate those returns.

Q.   How did portfolio composition affect Fund performance?

A.   From a sector perspective, the Fund's underweight to the consumer staples sector was a positive contributor to Fund performance, as investors continued to position their portfolios toward economic recovery and away from defensive positions.
     The Fund's overweight to the financials sector was also a positive contributor to Fund performance, as it was one of the best performing sectors in the Index. Despite the rise in oil prices during the period, the Fund's overweight to the energy sector detracted from performance. In addition, the Fund's cash holdings during the up-trending market also detracted from the Fund's performance.

     From a stock selection perspective, the Fund's stock selection contributed to Fund performance. Although the Fund's overweight to the energy sector detracted from Fund performance, the Fund's stock selection helped offset the negative impact on Fund performance. Stock selection in the energy sector focused on oil service industries, including National Oilwell Varco, Cameron
     International, and Halliburton. While the Fund's overweight to the health care sector detracted from Fund performance, the
     Fund's stock selection in the health care sector contributed to Fund performance. The most notable contributor was Cerner, a health care information technology company. Stock selection within the industrials sector proved to be challenging, with the perceived strength of the global economic recovery coming into question, especially toward the end of the third quarter of
     2009. Stocks held within the consumer discretionary sector also reflected uncertainty of economic recovery in companies such as
     Family Dollar Stores and McDonalds.

Large Cap Growth Fund

                                                                 42

Top Ten Holdings
as of September 30, 2009

Apple                                                                       3.2%
___________________________________________________________________________________

priceline.com                                                               2.8%
___________________________________________________________________________________

Cisco Systems                                                               2.7%
___________________________________________________________________________________

Microsoft                                                                   2.6%
___________________________________________________________________________________

International Business
Machines                                                                    2.6%
___________________________________________________________________________________

Qualcomm                                                                    2.6%
___________________________________________________________________________________

Cerner                                                                      2.5%
___________________________________________________________________________________

Google, Cl A                                                                2.4%
___________________________________________________________________________________

Henry Schein                                                                2.3%
___________________________________________________________________________________

Cia de Bebidas das
Americas ADR                                                                2.3%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           26.0%
___________________________________________________________________________________

Q.   What is the investment outlook for the large-cap growth equity market?

A.   Ashfield Capital Partners, LLC ("Ashfield"), the Fund's sub-adviser, believes that in the current environment, higher quality stocks should outperform in the near and longer term. However, Ashfield points out that in the rally that has been in place for the past six-month period, lower quality stocks have far outpaced their higher quality counterparts and as a result, the valuation difference between higher and lower quality names has diminished significantly. In Ashfield's opinion, this implies that higher quality, more stable companies with lower earnings risk, strong franchises, and healthy balance sheets may be purchased at a relative valuation discount, and Ashfield believes that higher quality names have the potential to outperform over the long run.

(1) Effective August 8, 2009, the Fund's assets managed by Turner Investment Partners, Inc. were transferred to Ashfield Capital
    Partners, LLC ("Ashfield") and Ashfield became the sole sub-adviser for the Fund.

                                                                                                               Large Cap Growth Fund

                                                                 43

OLD MUTUAL LARGE CAP GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

AS OF SEPTEMBER 30, 2009 (UNAUDITED)

Average Annual Total Returns as of September 30, 2009
____________________________________________________________________________________________________________________________________

                                                                                    Annualized        Annualized       Annualized
                                    Inception         6 Month        1 Year           5 Year            10 Year         Inception
                                       Date            Return        Return           Return            Return           to Date
____________________________________________________________________________________________________________________________________

Class Z                              11/29/96          30.77%        (6.46)%           0.19%            (2.28)%           5.61%
Class A with load                    09/30/03          23.12%       (12.05)%          (1.26)%             n/a             0.30%
Class A without load                 09/30/03          30.61%        (6.68)%          (0.08)%             n/a             1.30%
Class C with load                    09/30/03          29.06%        (8.33)%          (0.81)%             n/a             0.56%
Class C without load                 09/30/03          30.06%        (7.40)%          (0.81)%             n/a             0.56%
Institutional Class                  12/20/06 (1)      30.76%        (6.31)%            n/a               n/a            (7.61)%
Russell 1000 Growth Index            11/29/96          32.58%        (1.85)%           1.86%            (2.56)%           2.98%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action and/or regulatory settlements. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current adviser and sub-adviser.
In addition, prior to February 10, 2007, the Fund was co-managed by a sub-adviser other than Ashfield Capital Partners, LLC
("Ashfield"), and effective August 8, 2009, Ashfield became the sole sub-adviser to the Fund. As a result, the Fund's performance prior to these dates, may not be indicative of how the Fund will perform in the future. Prior to April 29, 2008, the Fund was named the Old Mutual Large Cap Growth Concentrated Fund.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the supplement dated July 29, 2009 to the July
29, 2009 prospectuses) are 1.47% and 1.01%; 2.30% and 1.26%; 3.15% and 2.01%; and 8.84% and 0.91%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Large Cap Growth Fund, Class Z	Russell 1000 Growth Index
3/31/99	10,000	10,000
3/31/00	21,788	13,412
3/31/01	10,058	7,683
3/31/02	8,556	7,529
3/31/03	6,410	5,514
3/31/04	8,539	7,289
3/31/05	7,923	7,373
3/31/06	10,041	8,342
3/31/07	10,323	8,931
3/31/08	10,679	8,864
3/31/09	6,314	5,825
9/30/09	8,256	7,723

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 1999 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	0.6%
Consumer Discretionary	11.9%
Consumer Staples	9.1%
Energy	9.2%
Financials	7.6%
Health Care	14.3%
Industrials	11.1%
Information Technology	31.2%
Materials	5.0%

                                                                 44

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 99.6%                                                       Cosmetics & Toiletries - 2.1%
                                                                           Procter & Gamble                              74,990   $      4,343
Agricultural Chemicals - 0.9%                                                                                                     ______________
Monsanto                                      24,278   $      1,879
                                                       ______________      Total Cosmetics & Toiletries                                  4,343
                                                                           _____________________________________________________________________
Total Agricultural Chemicals                                  1,879
_____________________________________________________________________      Cruise Lines - 1.5%
                                                                           Carnival                                      93,315          3,106
Applications Software - 4.1%                                                                                                      ______________
Microsoft                                    210,158          5,441
Red Hat*                                     105,380          2,913        Total Cruise Lines                                            3,106
                                                       ______________      _____________________________________________________________________

Total Applications Software                                   8,354        Disposable Medical Products - 1.7%
_____________________________________________________________________      C.R. Bard                                     45,230          3,556
                                                                                                                                  ______________
Athletic Footwear - 1.3%
Nike, Cl B                                    41,385          2,678        Total Disposable Medical Products                             3,556
                                                       ______________      _____________________________________________________________________

Total Athletic Footwear                                       2,678        Diversified Banking Institution - 1.1%
_____________________________________________________________________      Goldman Sachs Group                           12,275          2,263
                                                                                                                                  ______________
Beverages-Non-Alcoholic - 2.1%
PepsiCo                                       73,020          4,283        Total Diversified Banking Institution                         2,263
                                                       ______________      _____________________________________________________________________

Total Beverages-Non-Alcoholic                                 4,283        Diversified Manufacturing Operations - 1.0%
_____________________________________________________________________      Danaher                                       30,045          2,023
                                                                                                                                  ______________
Brewery - 2.3%
Cia de Bebidas das Americas ADR               58,015          4,772        Total Diversified Manufacturing Operations                    2,023
                                                       ______________      _____________________________________________________________________

Total Brewery                                                 4,772        E-Commerce/Services - 2.8%
_____________________________________________________________________      priceline.com*                                35,185          5,834
                                                                                                                                  ______________
Cable/Satellite TV - 1.7%
DIRECTV Group*                               128,814          3,553        Total E-Commerce/Services                                     5,834
                                                       ______________      _____________________________________________________________________

Total Cable/Satellite TV                                      3,553        Electronic Components-Semiconductors - 4.6%
_____________________________________________________________________      Intel                                        172,935          3,384
                                                                           Texas Instruments                            169,115          4,006
Chemicals-Specialty - 1.9%                                                 Xilinx                                        84,120          1,970
Ecolab                                        82,995          3,837                                                               ______________
                                                       ______________
                                                                           Total Electronic Components-Semiconductors                    9,360
Total Chemicals-Specialty                                     3,837        _____________________________________________________________________
_____________________________________________________________________
                                                                           Engineering/R&D Services - 5.4%
Commercial Services-Finance - 1.0%                                         ABB ADR                                      162,770          3,262
Visa, Cl A                                    29,605          2,046        Aecom Technology*                            116,965          3,175
                                                       ______________      Foster Wheeler*                               65,600          2,093
                                                                           Jacobs Engineering Group*                     54,120          2,487
Total Commercial Services-Finance                             2,046                                                               ______________
_____________________________________________________________________
                                                                           Total Engineering/R&D Services                               11,017
Computer Services - 2.8%                                                   _____________________________________________________________________
Accenture                                     63,375          2,362
Cognizant Technology Solutions, Cl A*         85,925          3,322        Enterprise Software/Services - 1.6%
                                                       ______________      SAP ADR                                       67,084          3,278
                                                                                                                                  ______________
Total Computer Services                                       5,684
_____________________________________________________________________      Total Enterprise Software/Services                            3,278
                                                                           _____________________________________________________________________
Computers - 7.7%
Apple*                                        35,065          6,500        Fiduciary Banks - 3.5%
Hewlett-Packard                               83,075          3,922        Northern Trust                                47,356          2,754
International Business Machines               44,070          5,271        State Street                                  85,390          4,492
                                                       ______________                                                             ______________

Total Computers                                              15,693        Total Fiduciary Banks                                         7,246
_____________________________________________________________________      _____________________________________________________________________

Consulting Services - 0.9%                                                 Finance-Investment Banker/Broker - 0.9%
FTI Consulting*                               40,930          1,744        Charles Schwab                                94,875          1,817
                                                       ______________                                                             ______________

Total Consulting Services                                     1,744        Total Finance-Investment Banker/Broker                        1,817
_____________________________________________________________________      _____________________________________________________________________

Consumer Products-Miscellaneous - 1.3%                                     Industrial Audio & Video Products - 0.9%
Clorox                                        46,500          2,735        Dolby Laboratories, Cl A*                     49,945          1,907
                                                       ______________                                                             ______________

Total Consumer Products-Miscellaneous                         2,735        Total Industrial Audio & Video Products                       1,907
_____________________________________________________________________      _____________________________________________________________________

                                                                 45

OLD MUTUAL LARGE CAP GROWTH FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Industrial Gases - 2.2%                                                    Oil-Field Services - 2.7%
Praxair                                       55,518   $      4,535        Halliburton                                   97,310   $      2,639
                                                       ______________      Schlumberger                                  49,501          2,950
                                                                                                                                  ______________
Total Industrial Gases                                        4,535
_____________________________________________________________________      Total Oil-Field Services                                      5,589
                                                                           _____________________________________________________________________
Instruments-Scientific - 1.0%
Thermo Fisher Scientific*                     46,330          2,023        Pharmacy Services - 1.4%
                                                       ______________      Express Scripts*                              35,995          2,793
                                                                                                                                  ______________
Total Instruments-Scientific                                  2,023
_____________________________________________________________________      Total Pharmacy Services                                       2,793
                                                                           _____________________________________________________________________
Investment Management/Advisory Services - 2.1%
T Rowe Price Group                            91,981          4,204        Retail-Apparel/Shoe - 1.5%
                                                       ______________      Gap                                          138,710          2,968
                                                                                                                                  ______________
Total Investment Management/Advisory Services                 4,204
_____________________________________________________________________      Total Retail-Apparel/Shoe                                     2,968
                                                                           _____________________________________________________________________
Machinery-Farm - 0.6%
AGCO*                                         42,615          1,178        Retail-Discount - 1.3%
                                                       ______________      Wal-Mart Stores                               53,215          2,612
                                                                                                                                  ______________
Total Machinery-Farm                                          1,178
_____________________________________________________________________      Total Retail-Discount                                         2,612
                                                                           _____________________________________________________________________
Machinery-Pumps - 1.4%
Flowserve                                     29,855          2,942        Retail-Restaurants - 3.0%
                                                       ______________      Darden Restaurants                            45,600          1,556
                                                                           McDonald's                                    80,765          4,609
Total Machinery-Pumps                                         2,942                                                               ______________
_____________________________________________________________________
                                                                           Total Retail-Restaurants                                      6,165
Medical Information Systems - 2.5%                                         _____________________________________________________________________
Cerner*                                       67,642          5,060
                                                       ______________      Telecommunications Equipment - 1.0%
                                                                           Harris                                        56,295          2,117
Total Medical Information Systems                             5,060                                                               ______________
_____________________________________________________________________
                                                                           Total Telecommunications Equipment                            2,117
Medical Products - 5.6%                                                    _____________________________________________________________________
Henry Schein*                                 87,240          4,790
Johnson & Johnson                             67,380          4,103        Transport-Rail - 1.8%
Varian Medical Systems*                       60,126          2,533        Union Pacific                                 64,735          3,777
                                                       ______________                                                             ______________

Total Medical Products                                       11,426        Total Transport-Rail                                          3,777
_____________________________________________________________________      _____________________________________________________________________

Medical-Biomedical/Genetic - 2.2%                                          Web Portals/ISP - 2.4%
Amgen*                                        73,294          4,415        Google, Cl A*                                  9,834          4,876
                                                       ______________                                                             ______________

Total Medical-Biomedical/Genetic                              4,415        Total Web Portals/ISP                                         4,876
_____________________________________________________________________      _____________________________________________________________________

Networking Products - 2.7%                                                 Wireless Equipment - 2.6%
Cisco Systems*                               234,381          5,517        Qualcomm                                     116,817          5,254
                                                       ______________                                                             ______________

Total Networking Products                                     5,517        Total Wireless Equipment                                      5,254
_____________________________________________________________________                                                             ______________

Oil Companies-Exploration & Production - 1.6%                              Total Common Stock (Cost $184,198)                          203,785
Southwestern Energy*                          77,458          3,306        _____________________________________________________________________
                                                       ______________
                                                                           Money Market Fund - 0.6%
Total Oil Companies-Exploration & Production                  3,306        Dreyfus Cash Management Fund,
_____________________________________________________________________         Institutional Class, 0.182% (A)         1,232,659          1,233
                                                                                                                                  ______________
Oil Companies-Integrated - 1.0%
Petroleo Brasileiro ADR                       43,865          2,013        Total Money Market Fund (Cost $1,233)                         1,233
                                                       ______________      _____________________________________________________________________

Total Oil Companies-Integrated                                2,013        Total Investments - 100.2% (Cost $185,431)                  205,018
_____________________________________________________________________      _____________________________________________________________________

Oil Field Machinery & Equipment - 3.9%                                     Other Assets and Liabilities, Net - (0.2)%                     (436)
Cameron International*                       103,080          3,899        _____________________________________________________________________
National Oilwell Varco*                       95,245          4,108
                                                       ______________      Total Net Assets - 100.0%                              $    204,582
                                                                           _____________________________________________________________________
Total Oil Field Machinery & Equipment                         8,007
_____________________________________________________________________      For descriptions of abbreviations and footnotes, please refer to page 103.

                                                                 46

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of September 30, 2009 in valuing the Fund's net assets were as follows (000):

                            Description                                    Level 1         Level 2          Level 3          Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                           $203,785           $-               $-           $203,785
   Money Market Fund                                                         1,233            -                -              1,233
____________________________________________________________________________________________________________________________________

Total Investments                                                         $205,018           $-               $-           $205,018
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 47

OLD MUTUAL STRATEGIC SMALL COMPANY FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Ashfield Capital Partners, LLC; Copper Rock Capital Partners, LLC; and Eagle Asset Management, Inc.

Performance Highlights

o    For the six-month period ended September 30, 2009, the Old Mutual Strategic Small Company Fund (the "Fund") underperformed its benchmark, the Russell 2000 Growth Index (the "Index"). The Fund's Class Z shares posted a 34.07% return versus a 43.06% return for the Index and a 43.95% return for the Russell 2000 Index.

o    From a sector perspective, an underweight in the health care sector contributed to the Fund's performance. An overweight in the materials sector and stock selection in the consumer staples sector also contributed to the Fund's performance. On the other side of the equation, stock selection in the consumer discretionary sector detracted from Fund performance, as did stock selection in the financials and information technology sectors.

o    Among the stocks that contributed positively to the Fund's performance were Green Mountain Coffee Roasters, Bally Technologies, and Perfect World.

o    Detractors from Fund performance included American Public Education, Huron Consulting Group (no longer a Fund holding), and
     CardioNet (no longer a Fund holding).

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2009, the Old Mutual Strategic Small Company Fund (the "Fund") underperformed its benchmark, the Russell 2000 Growth Index (the "Index"). The Fund's Class Z shares posted a 34.07% return versus a 43.06% return for the Index and a 43.95% return for the Russell 2000 Index. Performance for all share classes can be found on page 51.

Q.   What investment environment did the Fund face during the past period?

A.   The market rebounded strongly during the six-month period ended September 30, 2009, driven by low market capitalization, low return on equity, low price, and non-earning stocks. Market rebounds led by stocks with these characteristics are typical of the beginning stages of economic recoveries. Many companies began to emerge from the economic depths during the period, with microcap companies demonstrating significant advances during the period.

Q.   Which market factors influenced the Fund's relative performance?

A.   Ashfield Capital Partners, LLC ("Ashfield"), a sub-adviser to the Fund, notes that its portion of the Fund suffered from negative stock selection even in the face of positive sector allocation. The bulk of its underperformance during the period was tied to poor security selection in the consumer discretionary sector, though stock selection in the financials and information technology sectors also contributed to underperformance. Sector allocations that contributed to Fund performance included consumer discretionary, financials, information technology, and telecommunications services.

     Copper Rock Capital Partners, LLC ("Copper Rock"), a sub-adviser to the Fund, notes that its portion of the Fund benefited from stock selection in the industrial sector, with several individual stocks in that sector helping Fund performance. Copper Rock notes that its most challenging sector this period was the health care sector, which detracted from Fund performance due to the uncertainty around policy changes with respect to possible health care policy reform. Copper Rock points out that given the continued uncertainty with respect to health care policy reform, it reduced individual stock weights in the health care sector and its portion of the Fund is underweighted to the health care sector as compared to the Index.

     Eagle Asset Management, Inc. ("Eagle"), a sub-adviser to the Fund, notes that its portion of the Fund suffered negative effects in the more cyclical sectors such as the industrials and consumer discretionary sectors. Eagle's portion of the Fund outperformed the Index in the health care sector due to Eagle's selection of stocks that were not impacted by proposed health care reform bills.

Q.   How did portfolio composition affect Fund performance?

A.   From a sector perspective, an underweight in the health care sector contributed to the Fund's performance. An overweight in the materials sector and stock selection in the consumer staples sector also contributed to the Fund's performance. On the other side of the equation, stock selection in the consumer discretionary sector detracted from Fund performance, as did stock selection in the financials and information technology sectors.

Strategic Small Company Fund

                                                                 48

Top Ten Holdings
as of September 30, 2009*

Green Mountain Coffee
Roasters                                                                    1.4%
___________________________________________________________________________________

Solutia                                                                     1.2%
___________________________________________________________________________________

VistaPrint                                                                  1.1%
___________________________________________________________________________________

Solera Holdings                                                             1.0%
___________________________________________________________________________________

TransDigm Group                                                             1.0%
___________________________________________________________________________________

Comstock Resources                                                          0.9%
___________________________________________________________________________________

DealerTrack Holdings                                                        0.9%
___________________________________________________________________________________

Blackboard                                                                  0.9%
___________________________________________________________________________________

ArcSight                                                                    0.9%
___________________________________________________________________________________

Terex                                                                       0.9%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           10.2%
___________________________________________________________________________________

* Excludes short-term money market fund.

     Among the stocks that contributed positively to the Fund's performance were Green Mountain Coffee Roasters, Bally Technologies, and Perfect World. Specialty coffee roaster, Green Mountain Coffee Roasters, had strong sales in the second quarter of 2009.
     The company also entered an agreement with Walmart which the market expects may increase its long-term earnings potential.
     Bally Technologies, a worldwide gaming company, saw its stock price react well to news of gaming expansion initiatives in
     Illinois, Ohio, and California. Online gaming company, Perfect World, saw its earnings rise this period due to better than expected performance of a newly launched game.

     Detractors from Fund performance included American Public Education, Huron Consulting Group (no longer a Fund holding), and
     CardioNet (no longer a Fund holding). American Public Education, an online provider of postsecondary education, was harmed as investors believed their fundamentals would deteriorate as the stock market rebounded. Huron Consulting Group, a provider of financial and operational consulting services, saw its stock price fall when it announced it would restate its financials for the past three years and take a large write-down from incorrect accounting practices which resulted in the departure of key management and potential future client losses. CardioNet, a provider of outpatient management solutions, saw its revenues and margins deteriorate in this period due to the pressure in commercial pricing trends.

Q.   What is the investment outlook for the small-cap equity market?

A.   Ashfield believes that given the exceptionally strong returns during the period, continued returns at this pace are unlikely.
     Ashfield believes that investor sentiment may begin to favor other areas, and large-capitalization stocks in particular, in the near-term. Ashfield notes that, given the rapid pace of recovery in global markets, most notably China, revenue growth may be bolstered by overseas demand to the detriment of smaller businesses with less global exposure. While Ashfield also anticipates improving domestic demand, it notes that such demand is dependent in part on firmer labor markets. Ashfield also believes that smaller businesses may face headwinds as the economic recovery unfolds, in the form of limited access to borrowing or more restrictive loan covenants. Against this backdrop, Ashfield believes that its portion of the Fund may benefit from its exposure to what Ashfield believes are high quality investments and companies that may experience gains due to an increase in global demand. Ashfield believes that earnings drive stock prices and smaller companies may offer substantial opportunities to grow at above average rates during the next business cycle.

     Copper Rock believes that its portion of the Fund is positioned to take advantage of an economic recovery. The Fund currently has overweight positions in the technology, cyclical, financials, energy, and utilities sectors. In the technology sector,
     Copper Rock has seen a handful of themes emerge from its bottom-up, fundamental research, such as video becoming more prevalent across the networks. In addition, in networking equipment, a shift to a unified switch fabric has allowed smaller companies to take market share. Copper Rock believes that its portion of the Fund's holdings in the technology sector is positioned to take advantage of this theme. In addition, Copper Rock notes that the software industry has shifted away from a licensing service model with a one-time charge for services toward a subscription-based service model with periodic charges for services. Copper
     Rock believes this shift may expand opportunities for software vendors and believes that its portion of the Fund is positioned to take advantage of this theme. Copper Rock notes that its portion of the Fund is currently underweight relative to the Index in the health care, consumer staples, telecommunications services, business services, consumer cyclical, and retail sectors.
     Copper Rock envisions remaining underweight in health care due to the uncertainty of health care policy changes and because the health care sector is generally defensive. Copper Rock believes that earnings estimates have bottomed out and should now begin to follow a normal path higher. Copper Rock notes that the transition from downturns

                                                                                                        Strategic Small Company Fund

                                                                 49

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Ashfield Capital Partners, LLC; Copper Rock Capital Partners, LLC; and Eagle Asset Management, Inc.

     to expansions in the markets can be sharp and difficult to foresee but Copper Rock believes that a recovery is underway and expansion is occurring. In summary, Copper Rock believes earnings will drive the next leg of the market cycle. Copper Rock believes that by applying its investment process, its portion of the Fund may be well positioned to benefit from the next economic cycle.

     Eagle believes that consumers, not businesses, drive economic cycles, in that the consumer is the first to suffer and the first to recover. Eagle is looking for signs that consumers and housing are rebounding so that, in turn, business may begin to experience robust growth. However, Eagle has found little solid evidence of a rebound in consumer and housing strength. While home price indexes increased on a month-to-month basis for the first time in several years in July 2009 and the market reacted strongly to that news, Eagle believes much of the increases may have been the result of non-sustainable factors such as sales mix, the impact of the federal tax credit for first-time home buyers, and a slowdown in foreclosures due to many lenders'
     increased willingness to renegotiate mortgage terms. Eagle believes high unemployment rates may ultimately trigger more foreclosures, which in turn could re-stress financial institutions. Employment data and housing reports indicate to Eagle a weak consumer and, consequently in Eagle's view, a weak recovery. Nonetheless, Eagle points out that it sees opportunities even during a weak recovery, particularly in high quality stocks. Eagle plans to continue investing its portion of the Fund in cash flow producing companies with limited competition and high barriers to entry.

Strategic Small Company Fund

                                                                 50

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2009

____________________________________________________________________________________________________________________________________

                                                                                    Annualized        Annualized       Annualized
                                    Inception         6 Month        1 Year           5 Year            10 Year         Inception
                                       Date            Return        Return           Return            Return           to Date
____________________________________________________________________________________________________________________________________

Class Z                              12/31/96          34.07%        (6.26)%           2.30%             3.59%            5.74%
Class A with load                    07/31/03          26.24%       (11.80)%           0.88%              n/a             1.98%
Class A without load                 07/31/03          33.92%        (6.38)%           2.07%              n/a             2.97%
Class C with load                    07/31/03          32.50%        (7.92)%           1.32%              n/a             2.21%
Class C without load                 07/31/03          33.50%        (6.99)%           1.32%              n/a             2.21%
Institutional Class                  12/20/06 (1)      34.27%        (6.13)%            n/a               n/a            (7.18)%
Russell 2000 Index (2)               12/31/96          43.95%        (9.55)%           2.41%             4.88%            5.45%
Russell 2000 Growth Index (2)        12/31/96          43.06%        (6.32)%           2.91%             1.10%            2.49%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from regulatory settlements. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative indexes can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.
(2) The Fund changed its performance benchmark from the Russell 2000 Index to the Russell 2000 Growth Index as the Russell 2000
    Growth Index better reflects the Fund's investment strategy.

As of January 1, 2006, certain of the Fund's assets began to be managed by sub-advisers different than the Fund's former adviser, and the Fund's former adviser became a sub-adviser to the Fund. In addition, effective following the close of business on February
27, 2009, the Fund's former co-sub-adviser was replaced with Ashfield Capital Partners, LLC. As a result, the Fund's performance prior to these dates may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 29, 2009 prospectuses) are 1.76% and
1.31%; 4.21% and 1.56%; 59.21% and 2.31%; and 18.24% and 1.06%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Strategic Small Company Fund, Class Z	Russell 2000 Growth Index	Russell 2000 Index
3/31/99	10,000	10,000	10,000
3/31/00	19,974	15,905	13,729
3/31/01	14,574	9,573	11,625
3/31/02	16,130	10,047	13,250
3/31/03	10,520	6,869	9,678
3/31/04	16,504	11,208	15,855
3/31/05	17,457	11,306	16,713
3/31/06	21,028	14,453	21,033
3/31/07	22,103	14,680	22,275
3/31/08	19,673	13,367	19,379
3/31/09	12,813	8,506	12,112
9/30/09	17,178	12,169	17,435

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 1999 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	1.3%
Consumer Discretionary	14.6%
Consumer Staples	3.3%
Energy	5.3%
Financials	8.7%
Health Care	15.9%
Industrials	15.8%
Information Technology	27.3%
Investment Company	0.3%
Materials	5.9%
Telecommunication Services	1.0%
Utilities	0.6%

                                                                 51

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 99.1%                                                       Building Products-Cement/Aggregate - 0.4%
                                                                           Texas Industries                              10,775   $        452
Aerospace/Defense - 1.8%                                                                                                          ______________
Cubic                                         12,425   $        490
Teledyne Technologies*                        11,143            401        Total Building Products-Cement/Aggregate                        452
TransDigm Group*                              22,628          1,127        _____________________________________________________________________
                                                       ______________
                                                                           Building-Heavy Construction - 0.5%
Total Aerospace/Defense                                       2,018        KHD Humboldt Wedag International*             19,922            207
_____________________________________________________________________      Orion Marine Group*                           20,360            418
                                                                                                                                  ______________
Agricultural Operations - 0.5%
Andersons                                     14,760            520        Total Building-Heavy Construction                               625
                                                       ______________      _____________________________________________________________________

Total Agricultural Operations                                   520        Casino Hotels - 0.2%
_____________________________________________________________________      Monarch Casino & Resort*                      19,761            213
                                                                                                                                  ______________
Airlines - 0.9%
Copa Holdings, Cl A                           13,907            619        Total Casino Hotels                                             213
Gol Linhas Aereas Inteligentes ADR            40,230            413        _____________________________________________________________________
                                                       ______________
                                                                           Casino Services - 0.6%
Total Airlines                                                1,032        Bally Technologies*                           18,072            693
_____________________________________________________________________                                                             ______________

Alternative Waste Technologies - 0.2%                                      Total Casino Services                                           693
Calgon Carbon*                                18,758            278        _____________________________________________________________________
                                                       ______________
                                                                           Cellular Telecommunications - 0.3%
Total Alternative Waste Technologies                            278        Ceom Israel                                   11,930            363
_____________________________________________________________________                                                             ______________

Apparel Manufacturers - 0.6%                                               Total Cellular Telecommunications                               363
True Religion Apparel*                        28,701            744        _____________________________________________________________________
                                                       ______________
                                                                           Chemicals-Diversified - 1.4%
Total Apparel Manufacturers                                     744        FMC                                            5,260            296
_____________________________________________________________________      Solutia*                                     115,224          1,334
                                                                                                                                  ______________
Applications Software - 0.6%
EPIQ Systems*                                 14,523            211        Total Chemicals-Diversified                                   1,630
Quest Software*                               26,224            442        _____________________________________________________________________
                                                       ______________
                                                                           Chemicals-Specialty - 0.7%
Total Applications Software                                     653        Balchem                                        8,997            237
_____________________________________________________________________      NewMarket                                      6,510            606
                                                                                                                                  ______________
Audio/Video Products - 0.4%
TiVo*                                         42,753            443        Total Chemicals-Specialty                                       843
                                                       ______________      _____________________________________________________________________

Total Audio/Video Products                                      443        Circuit Boards - 0.3%
_____________________________________________________________________      TTM Technologies*                             26,690            306
                                                                                                                                  ______________
Auto/Truck Parts & Equipment-Replacement - 0.2%
Exide Technologies*                           26,085            208        Total Circuit Boards                                            306
                                                       ______________      _____________________________________________________________________

Total Auto/Truck Parts & Equipment-Replacement                  208        Coatings/Paint - 0.3%
_____________________________________________________________________      Valspar                                       14,035            386
                                                                                                                                  ______________
Batteries/Battery Systems - 0.5%
EnerSys*                                      28,120            622        Total Coatings/Paint                                            386
                                                       ______________      _____________________________________________________________________

Total Batteries/Battery Systems                                 622        Coffee - 1.6%
_____________________________________________________________________      Diedrich Coffee*                               9,332            224
                                                                           Green Mountain Coffee Roasters*               22,573          1,667
Building & Construction Products-Miscellaneous - 0.2%                                                                             ______________
Trex*                                         11,378            207
                                                       ______________      Total Coffee                                                  1,891
                                                                           _____________________________________________________________________
Total Building & Construction Products-Miscellaneous            207
_____________________________________________________________________      Commercial Banks-Central US - 0.3%
                                                                           PrivateBancorp                                15,239            373
Building & Construction-Miscellaneous - 0.4%                                                                                      ______________
Insituform Technologies, Cl A*                22,955            439
                                                       ______________      Total Commercial Banks-Central US                               373
                                                                           _____________________________________________________________________
Total Building & Construction-Miscellaneous                     439
_____________________________________________________________________      Commercial Banks-Eastern US - 0.3%
                                                                           Signature Bank*                               12,688            368
Building Products-Air/Heating - 0.1%                                                                                              ______________
AAON                                           5,883            118
                                                       ______________      Total Commercial Banks-Eastern US                               368
                                                                           _____________________________________________________________________
Total Building Products-Air/Heating                             118
_____________________________________________________________________

                                                                 52

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Commercial Banks-Southern US - 0.3%                                        Data Processing/Management - 1.3%
Iberiabank                                     8,150   $        371        Broadridge Financial Solutions                26,809   $        539
                                                       ______________      CommVault Systems*                            16,260            337
                                                                           Fiserv*                                       12,705            612
Total Commercial Banks-Southern US                              371                                                               ______________
_____________________________________________________________________
                                                                           Total Data Processing/Management                              1,488
Commercial Services - 0.8%                                                 _____________________________________________________________________
ExlService Holdings*                          17,996            267
HMS Holdings*                                  9,397            359        Decision Support Software - 0.5%
Ticketmaster Entertainment*                   24,382            285        MSCI, Cl A*                                   20,949            621
                                                       ______________                                                             ______________

Total Commercial Services                                       911        Total Decision Support Software                                 621
_____________________________________________________________________      _____________________________________________________________________

Commercial Services-Finance - 0.5%                                         Diagnostic Kits - 0.7%
Morningstar*                                   4,090            199        Idexx Laboratories*                            6,030            302
Net 1 UEPS Technologies*                      18,185            381        Meridian Bioscience                           18,941            474
                                                       ______________                                                             ______________

Total Commercial Services-Finance                               580        Total Diagnostic Kits                                           776
_____________________________________________________________________      _____________________________________________________________________

Communications Software - 0.3%                                             Disposable Medical Products - 0.7%
SolarWinds*                                   17,190            379        ICU Medical*                                  15,165            559
                                                       ______________      Merit Medical Systems*                        14,158            245
                                                                                                                                  ______________
Total Communications Software                                   379
_____________________________________________________________________      Total Disposable Medical Products                               804
                                                                           _____________________________________________________________________
Computer Aided Design - 0.3%
Ansys*                                         8,536            320        Distribution/Wholesale - 0.8%
                                                       ______________      Brightpoint*                                  53,425            467
                                                                           Owens & Minor                                 10,233            463
Total Computer Aided Design                                     320                                                               ______________
_____________________________________________________________________
                                                                           Total Distribution/Wholesale                                    930
Computer Graphics - 0.3%                                                   _____________________________________________________________________
Monotype Imaging Holdings*                    44,124            371
                                                       ______________      Diversified Manufacturing Operations - 0.9%
                                                                           Acuity Brands                                 17,440            562
Total Computer Graphics                                         371        ESCO Technologies*                            11,189            441
_____________________________________________________________________                                                             ______________

Computer Services - 1.4%                                                   Total Diversified Manufacturing Operations                    1,003
3PAR*                                         34,838            384        _____________________________________________________________________
IHS, Cl A*                                    10,078            515
SYKES Enterprises*                            17,449            363        Diversified Operations/Commercial Services - 0.4%
VanceInfo Technologies ADR*                   16,836            327        Chemed                                        10,454            459
                                                       ______________                                                             ______________

Total Computer Services                                       1,589        Total Diversified Operations/Commercial Services                459
_____________________________________________________________________      _____________________________________________________________________

Computers-Integrated Systems - 0.3%                                        E-Commerce/Products - 0.2%
MTS Systems                                   12,150            355        Shutterfly*                                   14,993            249
                                                       ______________                                                             ______________

Total Computers-Integrated Systems                              355        Total E-Commerce/Products                                       249
_____________________________________________________________________      _____________________________________________________________________

Consulting Services - 0.6%                                                 E-Commerce/Services - 0.5%
FTI Consulting*                                5,940            253        NetFlix*                                      12,577            581
Maximus                                       10,077            470                                                               ______________
                                                       ______________
                                                                           Total E-Commerce/Services                                       581
Total Consulting Services                                       723        _____________________________________________________________________
_____________________________________________________________________
                                                                           Educational Software - 1.2%
Containers-Metal/Glass - 1.7%                                              Blackboard*                                   28,651          1,082
Crown Holdings*                               27,665            752        SkillSoft ADR*                                27,525            264
Greif, Cl A                                    5,098            281                                                               ______________
Silgan Holdings                               16,700            881
                                                       ______________      Total Educational Software                                    1,346
                                                                           _____________________________________________________________________
Total Containers-Metal/Glass                                  1,914
_____________________________________________________________________      Electric Products-Miscellaneous - 0.4%
                                                                           Ametek                                        14,000            489
Containers-Paper/Plastic - 0.5%                                                                                                   ______________
Rock-Tenn, Cl A                               11,266            531
                                                       ______________      Total Electric Products-Miscellaneous                           489
                                                                           _____________________________________________________________________
Total Containers-Paper/Plastic                                  531
_____________________________________________________________________

                                                                 53

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

 Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Electric-Transmission - 0.6%                                               E-Services/Consulting - 1.1%
ITC Holdings                                  15,092   $        686        GSI Commerce*                                 29,262   $        565
                                                       ______________      Sapient*                                      82,793            666
                                                                                                                                  ______________
Total Electric-Transmission                                     686
_____________________________________________________________________      Total E-Services/Consulting                                   1,231
                                                                           _____________________________________________________________________
Electronic Components-Miscellaneous - 0.2%
Plexus*                                        8,495            224        Finance-Consumer Loans - 0.2%
                                                       ______________      Portfolio Recovery Associates*                 6,120            277
                                                                                                                                  ______________
Total Electronic Components-Miscellaneous                       224
_____________________________________________________________________      Total Finance-Consumer Loans                                    277
                                                                           _____________________________________________________________________
Electronic Components-Semiconductors - 0.9%
Applied Micro Circuits*                       29,269            292        Finance-Investment Banker/Broker - 1.2%
Diodes*                                       12,100            219        Broadpoint Gleacher Securities*               31,207            260
Microchip Technology                          19,623            520        Evercore Partners, Cl A                       11,303            330
                                                       ______________      MF Global*                                    80,991            589
                                                                           TradeStation Group*                           25,006            204
Total Electronic Components-Semiconductors                    1,031                                                               ______________
_____________________________________________________________________
                                                                           Total Finance-Investment Banker/Broker                        1,383
Electronic Connectors - 0.4%                                               _____________________________________________________________________
Amphenol, Cl A                                11,460            432
                                                       ______________      Firearms & Ammunition - 0.3%
                                                                           Smith & Wesson Holding*                       67,580            353
Total Electronic Connectors                                     432                                                               ______________
_____________________________________________________________________
                                                                           Total Firearms & Ammunition                                     353
Electronic Design Automation - 0.3%                                        _____________________________________________________________________
Synopsys*                                     16,915            379
                                                       ______________      Food-Baking - 0.6%
                                                                           Flowers Foods                                 24,875            654
Total Electronic Design Automation                              379                                                               ______________
_____________________________________________________________________
                                                                           Total Food-Baking                                               654
Electronic Measuring Instruments - 0.3%                                    _____________________________________________________________________
Flir Systems*                                 12,812            358
                                                       ______________      Food-Miscellaneous/Diversified - 0.3%
                                                                           Smart Balance*                                53,986            331
Total Electronic Measuring Instruments                          358                                                               ______________
_____________________________________________________________________
                                                                           Total Food-Miscellaneous/Diversified                            331
E-Marketing/Information - 0.4%                                             _____________________________________________________________________
comScore*                                     24,141            435
                                                       ______________      Food-Retail - 0.3%
                                                                           Ruddick                                       14,691            391
Total E-Marketing/Information                                   435                                                               ______________
_____________________________________________________________________
                                                                           Total Food-Retail                                               391
Energy-Alternate Sources - 0.4%                                            _____________________________________________________________________
Trina Solar ADR*                              15,640            503
                                                       ______________      Footwear & Related Apparel - 0.9%
                                                                           Steven Madden*                                13,210            486
Total Energy-Alternate Sources                                  503        Wolverine World Wide                          20,114            500
_____________________________________________________________________                                                             ______________

Engines-Internal Combustion - 0.2%                                         Total Footwear & Related Apparel                                986
Briggs & Stratton                              9,670            188        _____________________________________________________________________
                                                       ______________
                                                                           Gambling (Non-Hotel) - 0.2%
Total Engines-Internal Combustion                               188        Pinnacle Entertainment*                       26,168            267
_____________________________________________________________________                                                             ______________

Enterprise Software/Services - 1.7%                                        Total Gambling (Non-Hotel)                                      267
JDA Software Group*                           14,211            312        _____________________________________________________________________
Mantech International, Cl A*                   7,517            355
Open Text*                                    10,130            378        Hazardous Waste Disposal - 0.9%
SYNNEX*                                       15,330            467        Clean Harbors*                                 8,368            471
Tyler Technologies*                           23,715            405        Stericycle*                                   10,700            518
                                                       ______________                                                             ______________

Total Enterprise Software/Services                            1,917        Total Hazardous Waste Disposal                                  989
_____________________________________________________________________      _____________________________________________________________________

Entertainment Software - 0.2%                                              Hotels & Motels - 0.3%
THQ*                                          35,635            244        Home Inns & Hotels Management ADR*            11,272            336
                                                       ______________                                                             ______________

Total Entertainment Software                                    244        Total Hotels & Motels                                           336
_____________________________________________________________________      _____________________________________________________________________

Environmental Consulting & Engineering - 0.5%
Tetra Tech*                                   19,622            521
                                                       ______________

Total Environmental Consulting & Engineering                    521
_____________________________________________________________________

                                                                 54

_____________________________________________________________________      _____________________________________________________________________

 Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Human Resources - 2.7%                                                     Machine Tools & Related Products - 0.7%
Emergency Medical Services, Cl A*             16,251   $        756        Kennametal                                    15,438   $        380
Heidrick & Struggles International            32,412            754        Lincoln Electric Holdings                      9,287            441
Hewitt Associates, Cl A*                       9,139            333                                                               ______________
Kenexa*                                       20,895            282
Monster Worldwide*                            29,805            521        Total Machine Tools & Related Products                          821
SuccessFactors*                               29,027            408        _____________________________________________________________________
                                                       ______________
                                                                           Machinery-Construction & Mining - 1.4%
Total Human Resources                                         3,054        Bucyrus International                         16,254            579
_____________________________________________________________________      Terex*                                        48,792          1,011
                                                                                                                                  ______________
Industrial Audio & Video Products - 0.1%
Dolby Laboratories, Cl A*                      3,869            148        Total Machinery-Construction & Mining                         1,590
                                                       ______________      _____________________________________________________________________

Total Industrial Audio & Video Products                         148        Machinery-General Industry - 0.4%
_____________________________________________________________________      Roper Industries                               9,825            501
                                                                                                                                  ______________
Instruments-Scientific - 0.4%
FEI*                                          17,850            440        Total Machinery-General Industry                                501
                                                       ______________      _____________________________________________________________________

Total Instruments-Scientific                                    440        Machinery-Pumps - 0.3%
_____________________________________________________________________      Graco                                         10,750            300
                                                                                                                                  ______________
Insurance Brokers - 0.5%
Cninsure ADR                                  23,400            537        Total Machinery-Pumps                                           300
                                                       ______________      _____________________________________________________________________

Total Insurance Brokers                                         537        Medical Information Systems - 0.6%
_____________________________________________________________________      Phase Forward*                                52,948            743
                                                                                                                                  ______________
Internet Application Software - 1.7%
Art Technology Group*                        103,515            400        Total Medical Information Systems                               743
Cybersource*                                  26,965            449        _____________________________________________________________________
DealerTrack Holdings*                         57,870          1,094
                                                       ______________      Medical Instruments - 2.0%
                                                                           Bruker*                                       36,450            389
Total Internet Application Software                           1,943        Conceptus*                                    30,343            563
_____________________________________________________________________      CryoLife*                                     53,270            425
                                                                           DexCom*                                       36,039            286
Internet Content-Entertainment - 0.7%                                      Techne                                         5,500            344
Perfect World ADR*                            16,140            776        Volcano*                                      19,931            335
                                                       ______________                                                             ______________

Total Internet Content-Entertainment                            776        Total Medical Instruments                                     2,342
_____________________________________________________________________      _____________________________________________________________________

Internet Infrastructure Software - 0.3%                                    Medical Labs & Testing Services - 0.9%
AsiaInfo Holdings*                            20,005            399        Genoptix*                                     13,985            486
                                                       ______________      Laboratory Corp of America Holdings*           8,290            545
                                                                                                                                  ______________
Total Internet Infrastructure Software                          399
_____________________________________________________________________      Total Medical Labs & Testing Services                         1,031
                                                                           _____________________________________________________________________
Internet Security - 0.7%
Blue Coat Systems*                            35,794            809        Medical Products - 1.4%
                                                       ______________      American Medical Systems Holdings*            25,755            436
                                                                           Cyberonics*                                   22,881            365
Total Internet Security                                         809        Luminex*                                      16,116            274
_____________________________________________________________________      Zoll Medical*                                 22,815            491
                                                                                                                                  ______________
Investment Management/Advisory Services - 0.3%
Affiliated Managers Group*                     4,925            320        Total Medical Products                                        1,566
                                                       ______________      _____________________________________________________________________

Total Investment Management/Advisory Services                   320        Medical-Biomedical/Genetic - 2.6%
_____________________________________________________________________      Alnylam Pharmaceuticals*                      10,813            245
                                                                           Bio-Rad Laboratories, Cl A*                    8,870            815
Lasers-Systems/Components - 0.6%                                           Cubist Pharmaceuticals*                       19,747            399
Cymer*                                        18,121            704        Emergent Biosolutions*                        13,764            243
                                                       ______________      Halozyme Therapeutics*                        58,295            414
                                                                           Martek Biosciences*                           13,553            306
Total Lasers-Systems/Components                                 704        United Therapeutics*                          12,746            624
_____________________________________________________________________                                                             ______________

Leisure & Recreational Products - 0.5%                                     Total Medical-Biomedical/Genetic                              3,046
WMS Industries*                               13,209            589        _____________________________________________________________________
                                                       ______________

Total Leisure & Recreational Products                           589
_____________________________________________________________________

                                                                 55

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - continued
________________________________________________________________________________________________________________________________________________

 SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

 Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Medical-Drugs - 2.0%                                                       Oil Field Machinery & Equipment - 0.6%
Cadence Pharmaceuticals*                      17,784   $        197        Dresser-Rand Group*                           14,405   $        448
Cumberland Pharmaceuticals*                   12,173            197        Lufkin Industries                              5,602            298
Medivation*                                   14,355            390                                                               ______________
PharMerica*                                   29,956            556
Savient Pharmaceuticals*                      15,802            240        Total Oil Field Machinery & Equipment                           746
Vanda Pharmaceuticals*                        16,083            187        _____________________________________________________________________
Viropharma*                                   52,362            504
                                                       ______________      Oil-Field Services - 1.6%
                                                                           CARBO Ceramics                                10,620            547
Total Medical-Drugs                                           2,271        Core Laboratories                              3,412            352
_____________________________________________________________________      Superior Energy Services*                     24,125            543
                                                                           Superior Well Services*                       14,000            136
Medical-Outpatient/Home Medical - 1.5%                                     Tesco*                                        29,125            232
Almost Family*                                18,914            563                                                               ______________
LHC Group*                                    15,068            451
Lincare Holdings*                             24,039            751        Total Oil-Field Services                                      1,810
                                                       ______________      _____________________________________________________________________

Total Medical-Outpatient/Home Medical                         1,765        Paper & Related Products - 0.8%
_____________________________________________________________________      Buckeye Technologies*                         20,235            217
                                                                           KapStone Paper and Packaging*                 30,995            252
Miscellaneous Manufacturing - 0.2%                                         Rayonier                                      11,820            484
China Fire & Security Group*                  13,390            257                                                               ______________
                                                       ______________
                                                                           Total Paper & Related Products                                  953
Total Miscellaneous Manufacturing                               257        _____________________________________________________________________
_____________________________________________________________________
                                                                           Patient Monitoring Equipment - 0.2%
Multi-line Insurance - 0.4%                                                Insulet*                                      24,066            270
Unitrin                                       24,445            476                                                               ______________
                                                       ______________
                                                                           Total Patient Monitoring Equipment                              270
Total Multi-line Insurance                                      476        _____________________________________________________________________
_____________________________________________________________________
                                                                           Pharmacy Services - 1.0%
Networking Products - 2.2%                                                 Catalyst Health Solutions*                    30,333            884
Atheros Communications*                       22,948            609        SXC Health Solutions*                          6,427            301
LogMeIn*                                      17,266            316                                                               ______________
Polycom*                                      36,921            988
Starent Networks*                             24,539            624        Total Pharmacy Services                                       1,185
                                                       ______________      _____________________________________________________________________

Total Networking Products                                     2,537        Physician Practice Management - 0.5%
_____________________________________________________________________      IPC The Hospitalist*                           8,609            271
                                                                           Mednax*                                        5,910            325
Non-Ferrous Metals - 0.3%                                                                                                         ______________
Horsehead Holding*                            24,993            293
                                                       ______________      Total Physician Practice Management                             596
                                                                           _____________________________________________________________________
Total Non-Ferrous Metals                                        293
_____________________________________________________________________      Power Conversion/Supply Equipment - 0.4%
                                                                           Canadian Solar*                               29,295            504
Non-Hazardous Waste Disposal - 0.4%                                                                                               ______________
Waste Connections*                            15,596            450
                                                       ______________      Total Power Conversion/Supply Equipment                         504
                                                                           _____________________________________________________________________
Total Non-Hazardous Waste Disposal                              450
_____________________________________________________________________      Printing-Commercial - 1.1%
                                                                           VistaPrint*                                   25,004          1,269
Oil Companies-Exploration & Production - 3.1%                                                                                     ______________
Arena Resources*                              14,950            531
Brigham Exploration*                          17,628            160        Total Printing-Commercial                                     1,269
Carrizo Oil & Gas*                            21,630            530        _____________________________________________________________________
Comstock Resources*                           27,388          1,098
InterOil*                                      2,485             98        Private Corrections - 0.4%
Rosetta Resources*                            13,651            201        Geo Group*                                    22,980            463
SandRidge Energy*                             29,327            380                                                               ______________
Swift Energy*                                 10,118            240
Whiting Petroleum*                             5,475            315        Total Private Corrections                                       463
                                                       ______________      _____________________________________________________________________

Total Oil Companies-Exploration & Production                  3,553        Property/Casualty Insurance - 3.1%
_____________________________________________________________________      Amerisafe*                                    30,885            533
                                                                           Arch Capital Group*                            7,375            498
                                                                           Enstar Group*                                  7,850            489
                                                                           Hanover Insurance Group                       21,295            880
                                                                           Meadowbrook Insurance Group                   19,412            144
                                                                           Tower Group                                   12,272            299
                                                                           Zenith National Insurance                     23,263            719
                                                                                                                                  ______________

                                                                           Total Property/Casualty Insurance                             3,562
                                                                           _____________________________________________________________________

                                                                 56

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Publishing-Books - 0.7%                                                    Retail-Restaurants - 1.3%
John Wiley & Sons, Cl A                       21,325   $        742        Buffalo Wild Wings*                           11,458   $        477
                                                       ______________      California Pizza Kitchen*                     23,690            370
                                                                           Red Robin Gourmet Burgers*                    13,500            276
Total Publishing-Books                                          742        Texas Roadhouse*                              34,300            364
_____________________________________________________________________                                                             ______________

Reinsurance - 0.9%                                                         Total Retail-Restaurants                                      1,487
Allied World Assurance Holdings               12,632            605        _____________________________________________________________________
Reinsurance Group of America                  10,030            447
                                                       ______________      Retail-Sporting Goods - 0.7%
                                                                           Hibbett Sports*                               26,501            483
Total Reinsurance                                             1,052        Zumiez*                                       17,214            282
_____________________________________________________________________                                                             ______________

Rental Auto/Equipment - 0.3%                                               Total Retail-Sporting Goods                                     765
Dollar Thrifty Automotive Group*              15,012            369        _____________________________________________________________________
                                                       ______________
                                                                           Schools - 2.1%
Total Rental Auto/Equipment                                     369        American Public Education*                     9,244            321
_____________________________________________________________________      Capella Education*                            13,971            941
                                                                           Grand Canyon Education*                       42,810            763
Retail-Apparel/Shoe - 1.5%                                                 Lincoln Educational Services*                 18,820            431
Aeropostale*                                  11,878            516                                                               ______________
Gymboree*                                     18,473            894
Men's Wearhouse                               14,624            361        Total Schools                                                 2,456
                                                       ______________      _____________________________________________________________________

Total Retail-Apparel/Shoe                                     1,771        Semiconductor Components-Integrated Circuits - 0.9%
_____________________________________________________________________      Power Integrations                            14,299            477
                                                                           Techwell*                                     15,899            175
Retail-Auto Parts - 0.2%                                                   TriQuint Semiconductor*                       48,597            375
O'Reilly Automotive*                           7,630            276                                                               ______________
                                                       ______________
                                                                           Total Semiconductor Components-Integrated Circuits            1,027
Total Retail-Auto Parts                                         276        _____________________________________________________________________
_____________________________________________________________________
                                                                           Semiconductor Equipment - 1.2%
Retail-Automobile - 1.0%                                                   Kulicke & Soffa Industries*                   42,250            255
America's Car-Mart*                           21,715            520        MKS Instruments*                              18,512            357
Group 1 Automotive                            14,070            378        Tessera Technologies*                         16,519            461
Sonic Automotive, Cl A                        22,823            240        Veeco Instruments*                            11,419            266
                                                       ______________                                                             ______________

Total Retail-Automobile                                       1,138        Total Semiconductor Equipment                                 1,339
_____________________________________________________________________      _____________________________________________________________________

Retail-Catalog Shopping - 0.3%                                             Software Tools - 0.9%
Coldwater Creek*                              44,670            366        ArcSight*                                     42,432          1,021
                                                       ______________                                                             ______________

Total Retail-Catalog Shopping                                   366        Total Software Tools                                          1,021
_____________________________________________________________________      _____________________________________________________________________

Retail-Discount - 0.4%                                                     Telecommunications Equipment - 0.6%
99 Cents Only Stores*                         32,855            442        Comtech Telecommunications*                   20,751            689
                                                       ______________                                                             ______________

Total Retail-Discount                                           442        Total Telecommunications Equipment                              689
_____________________________________________________________________      _____________________________________________________________________

Retail-Fabric Store - 0.5%                                                 Telecommunications Equipment-Fiber Optics - 0.2%
Jo-Ann Stores*                                20,735            556        Finisar*                                      19,883            192
                                                       ______________                                                             ______________

Total Retail-Fabric Store                                       556        Total Telecommunications Equipment-Fiber Optics                 192
_____________________________________________________________________      _____________________________________________________________________

Retail-Gardening Products - 0.2%                                           Telecommunications Services - 0.7%
Tractor Supply*                                4,415            214        Neutral Tandem*                               36,671            835
                                                       ______________                                                             ______________

Total Retail-Gardening Products                                 214        Total Telecommunications Services                               835
_____________________________________________________________________      _____________________________________________________________________

Retail-Jewelry - 0.2%                                                      Textile-Apparel - 0.3%
Fuqi International*                            7,146            209        Cherokee                                      15,250            366
                                                       ______________                                                             ______________

Total Retail-Jewelry                                            209        Total Textile-Apparel                                           366
_____________________________________________________________________      _____________________________________________________________________

Retail-Pet Food & Supplies - 0.4%
PetMed Express                                23,764            448
                                                       ______________

Total Retail-Pet Food & Supplies                                448
_____________________________________________________________________

                                                                 57

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Tools-Hand Held - 0.4%                                                     Money Market Fund - 1.3%
Snap-On                                       14,298   $        497        Dreyfus Cash Management Fund,
                                                                              Institutional Class, 0.182% (A)         1,461,381   $      1,461
                                                       ______________                                                             ______________

Total Tools-Hand Held                                           497        Total Money Market Fund (Cost $1,461)                         1,461
_____________________________________________________________________      _____________________________________________________________________

Transactional Software - 1.6%                                              Total Investments - 100.7% (Cost $96,685)                   115,942
ACI Worldwide*                                12,911            195        _____________________________________________________________________
Solera Holdings                               37,627          1,171
VeriFone Holdings*                            30,985            492        Other Assets and Liabilities, Net - (0.7)%                     (751)
                                                       ______________      _____________________________________________________________________

Total Transactional Software                                  1,858        Total Net Assets - 100.0%                              $    115,191
_____________________________________________________________________      _____________________________________________________________________

Transport-Air Freight - 0.3%
Atlas Air Worldwide Holdings*                  9,293            297        For descriptions of abbreviations and footnotes, please refer to page 103.
                                                       ______________
                                                                           Other Information:
Total Transport-Air Freight                                     297
_____________________________________________________________________      The Fund utilizes  various inputs in determining the value of its investments as of the reporting  period end.  These inputs are summarized in three broad levels
Transport-Marine - 0.2%                                                    as follows:
Genco Shipping & Trading                      12,715            264
                                                       ______________      Level 1 - quoted prices in active markets for identical securities
                                                                           Level 2 - other  significant  observable  inputs  (including  quoted  prices for
Total Transport-Marine                                          264                  similar securities,  interest rates,  prepayment speeds,  credit risk,
_____________________________________________________________________                etc.)
                                                                           Level 3 - significant  unobservable  inputs (including the Fund's own assumption
Transport-Services - 0.3%                                                            in determining the fair value of investments)
HUB Group, Cl A*                              14,107            322
                                                       ______________      The inputs or methodology  used for valuing  securities  are not  necessarily an indication of the risk associated with investing in those securities.  A summary
Total Transport-Services                                        322        of the inputs  used as of  September  30,  2009 in valuing the Fund's net assets
_____________________________________________________________________      were as follows (000):

Transport-Truck - 0.5%                                                           Description            Level 1        Level 2        Level 3        Total
Celadon Group*                                23,090            261        ________________________________________________________________________________
Con-way                                        8,575            329
                                                       ______________      Investments
                                                                              Common Stock             $114,150          $-             $-         $114,150
Total Transport-Truck                                           590           Investment Company            331           -              -              331
_____________________________________________________________________         Money Market Fund           1,461           -              -            1,461
                                                                           ________________________________________________________________________________
Water - 0.3%
Pico Holdings*                                 8,755            292        Total Investments           $115,942          $-             $-         $115,942
                                                       ______________      ________________________________________________________________________________

Total Water                                                     292        Refer to the "Security Valuation" section of Note 2 for further information.
_____________________________________________________________________

Web Portals/ISP - 0.4%
Sohu.com*                                      6,800            468
                                                       ______________

Total Web Portals/ISP                                           468
_____________________________________________________________________

Wireless Equipment - 0.7%
Aruba Networks*                               28,823            255
InterDigital*                                 15,308            355
Novatel Wireless*                             21,279            242
                                                       ______________

Total Wireless Equipment                                        852
                                                       ______________

Total Common Stock (Cost $94,908)                           114,150
_____________________________________________________________________

Investment Company - 0.3%
Growth-Small Cap - 0.3%
iShares Russell 2000 Growth Index Fund         5,053            331
                                                       ______________

Total Growth-Small Cap                                          331
                                                       ______________

Total Investment Company (Cost $316)                            331
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 58

OLD MUTUAL TS&W MID-CAP VALUE FUND
________________________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Thompson, Siegel & Walmsley, LLC

Performance Highlights

o    For the six-month period ended September 30, 2009, the Old Mutual TS&W Mid-Cap Value Fund (the "Fund") underperformed its benchmark, the Russell Midcap Value Index (the "Index"). The Fund's Institutional Class shares posted a 31.15% return versus a
     49.51% return for the Index.

o    Investments in the materials and energy sectors  performed the best for the Fund.  More  defensive  sectors,  like the consumer staples and utilities sectors,  also contributed to the Fund's total return. The consumer  discretionary and financials sectors detracted  the most from Fund  performance.  Lack of  exposure  to real  estate  investment  trusts  was the  primary  cause of underperformance  in the  financials  sector,  and  stock  selection  in  the  consumer  discretionary  sector  contributed  to underperformance against the Index.

o    Among the stocks that contributed  positively to the Fund's  performance were Lubrizol,  Western Digital,  and Universal Health
     Services.

o    Detractors from Fund  performance  included Chubb (no longer a Fund holding),  Old Dominion  Freight Line, and Apollo Group (no longer a Fund holding).

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2009, the Old Mutual TS&W Mid-Cap Value Fund (the "Fund") underperformed its benchmark, the Russell Midcap Value Index (the "Index"). The Fund's Institutional Class shares posted a 31.15% return versus a
     49.51% return for the Index. Performance for all share classes can be found on page 61.

Q.   What investment environment did the Fund face during the past period?

A.   The market rallied during the six-month  period ended September 30, 2009 in anticipation of a robust recovery  following a deep recession  and financial  crisis.  Many stocks that had suffered the worst during the downturn  rebounded  the most.  Investors recovered  their  appetites  for risk as evidenced by the strong  performance  of stocks priced below $5 with high debt levels, declining revenues, and higher beta.

Q.   Which market factors influenced the Fund's relative performance?

A.   Investments in the materials and energy sectors  performed the best for the Fund.  More  defensive  sectors,  like the consumer staples and utilities sectors,  also contributed to the Fund's total return. The consumer  discretionary and financials sectors detracted  the most from Fund  performance.  Lack of  exposure  to real  estate  investment  trusts  was the  primary  cause of underperformance  in the  financials  sector,  and  stock  selection  in  the  consumer  discretionary  sector  contributed  to underperformance against the Index.

Q.   How did portfolio composition affect Fund performance?

A.   Among the stocks that contributed  positively to the Fund's  performance were Lubrizol,  Western Digital,  and Universal Health
     Services.  Lubrizol, a leading manufacturer of specialty chemicals,  benefited when it posted better than expected earnings for the second  quarter of 2009 and later  raised its fiscal year  guidance,  citing  improving  volume  trends and results of cost reduction  initiatives.  Western  Digital,  a hard drive  manufacturer,  benefited  from  improving  demand  data points in the semiconductor industry. Universal Health Services, an operator of acute care hospitals and other medical facilities,  benefited from cost cutting efforts which resulted in better than expected operating  margins.

     Detractors from Fund  performance  included Chubb (no longer a Fund holding),  Old Dominion  Freight Line, and Apollo Group (no longer a Fund holding).  Chubb, a property and casualty insurance provider,  reported rising directors' and officers' losses in its  professional  liability  segment.  Old Dominion  Freight Line, a truckload  carrier,  saw its stock price fall after major improvement  in its top  competitor's  financial  situation.  Apollo  Group,  a provider of higher  education  through  several subsidiaries,  saw its stock price decline on concerns  regarding bad debt  expenses,  despite  growth in enrollment  rates and student retention.

Q.   What is the investment outlook for the mid-cap value equity market?

A.   Thompson, Siegel & Walmsley, LLC ("TS&W"), the Fund's sub-adviser, notes that investors have a renewed interest in riskier investments, driving stock prices for what were the most distressed companies six months ago to premium valuation levels today.
     TS&W believes this market movement may lead to a robust recovery that would favor companies with the greatest economic sensitivity. TS&W is hopeful that the economy will recover, and it sees many signs of the economy's potential to do so. These signs include the recapitalization of banks, improved credit markets, and the number of leading economic indicators flattening or pointing up. However, TS&W points out that the speed and magnitude of economic revitalization is by no means certain and significant headwinds likely remain. TS&W believes these headwinds include higher unemployment and higher savings rates, which will likely retard any

                                                                                                             TS&W Mid-Cap Value Fund

                                                                 59

OLD MUTUAL TS&W MID-CAP VALUE FUND - continued
________________________________________________________________________________________________________________________________________________

 MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Thompson, Siegel & Walmsley, LLC

Top Ten Holdings
as of September 30, 2009*

Garmin                                                                      2.5%
___________________________________________________________________________________

Netease.com ADR                                                             2.4%
___________________________________________________________________________________

MFA Financial                                                               2.4%
___________________________________________________________________________________

Fidelity National
Information Services                                                        2.3%
___________________________________________________________________________________

NRG Energy                                                                  2.3%
___________________________________________________________________________________

Aeropostale                                                                 2.2%
___________________________________________________________________________________

DreamWorks
Animation SKG, Cl A                                                         2.2%
___________________________________________________________________________________

Crown Holdings                                                              2.2%
___________________________________________________________________________________

Health Care REIT                                                            2.2%
___________________________________________________________________________________

Cablevision Systems, Cl A                                                   2.1%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           22.8%
___________________________________________________________________________________

* Excludes short-term money market fund.

     consumer led recovery. In addition, commercial real estate loans may pose a threat to many financial institutions,  and tighter credit conditions may continue to make access to capital a nagging concern,  especially for smaller companies.  TS&W notes that investors seem to be paying a premium for uncertainty in future earnings,  and are discounting companies with less risk, better financial and market positions, and more bankable earnings growth. TS&W believes that this may create good buying opportunities and is looking at a number of technology companies,  particularly those that provide outsourcing and consulting services.  TS&W is also looking at producer durables stocks and machinery and packaging stocks.

TS&W Mid-Cap Value Fund

                                                                 60

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2009
__________________________________________________________________________________________________________________

                                                                                                    Annualized
                                                    Inception        6 Month        1 Year          Inception
                                                      Date            Return        Return           to Date
__________________________________________________________________________________________________________________

Class Z                                              12/09/08         31.15%          n/a              30.24%
Class A with load                                    06/04/07         23.19%        (11.18)%          (14.51)%
Class A without load                                 06/04/07         30.66%         (5.73)%          (12.30)%
Class C with load                                    06/04/07         29.32%         (7.41)%          (12.89)%
Class C without load                                 06/04/07         30.32%         (6.48)%          (12.89)%
Institutional Class                                  06/04/07         31.15%         (5.16)%          (11.85)%
Russell Midcap Value Index                           06/04/07         49.51%         (7.12)%          (14.92)%
__________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

Class A shares have a current  maximum  up-front  sales charge of 5.75% and Class C shares may be subject to a  contingent  deferred sales  charge of 1.00% if redeemed  within the first  twelve  months of  purchase.  Please read the  prospectus  carefully  for more information on sales charges.  The total annual operating  expenses and net annual operating  expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and  Institutional  Class shares (as reported in the July 29, 2009  prospectuses) are 3.21% and
1.13%; 2.54% and 1.41%; 3.11% and 2.16%; and 1.19% and 1.01%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual TS&W Mid-Cap Value Fund, Institutional Class	Russell Midcap Value Index
6/4/07	10,000	10,000
3/31/08	8,725	7,992
3/31/09	5,688	4,595
9/30/09	7,459	6,870

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Institutional Class shares on the inception date of June 4, 2007 to an investment made in an unmanaged  securities  index on that date.  Performance for the Fund's other share classes will vary due to  differences in charges and expenses.  The Fund's  performance in this chart and the performance table assumes  reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	4.7%
Consumer Discretionary	15.8%
Consumer Staples	2.5%
Energy	3.2%
Financials	14.5%
Health Care	12.4%
Industrials	4.7%
Information Technology	17.0%
Materials	8.6%
Telecommunication Services	1.5%
Utilities	15.1%

                                                                 61

OLD MUTUAL TS&W MID-CAP VALUE FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

 Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 95.0%                                                       Electric-Generation - 1.7%
Aerospace/Defense-Equipment - 1.8%                                         AES*                                         259,000   $      3,838
Alliant Techsystems*                          51,150   $      3,982                                                               ______________
                                                       ______________
                                                                           Total Electric-Generation                                     3,838
Total Aerospace/Defense-Equipment                             3,982        _____________________________________________________________________
_____________________________________________________________________
                                                                           Electric-Integrated - 6.7%
Apparel Manufacturers - 1.3%                                               CMS Energy                                   277,400          3,717
VF                                            39,500          2,861        OGE Energy                                   120,100          3,973
                                                       ______________      PG&E                                          87,300          3,535
                                                                           TECO Energy                                  278,380          3,920
Total Apparel Manufacturers                                   2,861                                                               ______________
_____________________________________________________________________
                                                                           Total Electric-Integrated                                    15,145
Brewery - 1.5%                                                             _____________________________________________________________________
Malson Coors Brewing, Cl B                    70,900          3,451
                                                       ______________      Electronic Components-Miscellaneous - 2.5%
                                                                           Garmin                                       149,400          5,638
Total Brewery                                                 3,451                                                               ______________
_____________________________________________________________________
                                                                           Total Electronic Components-Miscellaneous                     5,638
Cable/Satellite TV - 2.1%                                                  _____________________________________________________________________
Cablevision Systems, Cl A                    200,800          4,769
                                                       ______________      Enterprise Software/Services - 3.2%
                                                                           BMC Software*                                102,150          3,834
Total Cable/Satellite TV                                      4,769        Sybase*                                       90,450          3,519
_____________________________________________________________________                                                             ______________

Chemicals-Diversified - 0.7%                                               Total Enterprise Software/Services                            7,353
Celanese, Ser A                               61,400          1,535        _____________________________________________________________________
                                                       ______________
                                                                           Filtration/Separation Products - 0.7%
Total Chemicals-Diversified                                   1,535        Pall                                          49,150          1,587
_____________________________________________________________________                                                             ______________

Chemicals-Specialty - 1.2%                                                 Total Filtration/Separation Products                          1,587
Lubrizol                                      39,000          2,787        _____________________________________________________________________
                                                       ______________
                                                                           Finance-Investment Banker/Broker - 0.7%
Total Chemicals-Specialty                                     2,787        TD Ameritrade Holding*                        83,600          1,640
_____________________________________________________________________                                                             ______________

Coal - 0.5%                                                                Total Finance-Investment Banker/Broker                        1,640
Consol Energy                                 24,650          1,112        _____________________________________________________________________
                                                       ______________
                                                                           Food-Retail - 1.0%
Total Coal                                                    1,112        Kroger                                       105,000          2,167
_____________________________________________________________________                                                             ______________

Commercial Services-Finance - 0.8%                                         Total Food-Retail                                             2,167
Global Payments                               36,700          1,714        _____________________________________________________________________
                                                       ______________
                                                                           Gas-Distribution - 2.6%
Total Commercial Services-Finance                             1,714        Centerpoint Energy                           161,450          2,007
_____________________________________________________________________      Sempra Energy                                 77,000          3,835
                                                                                                                                  ______________
Computers-Memory Devices - 1.0%
Western Digital*                              61,000          2,228        Total Gas-Distribution                                        5,842
                                                       ______________      _____________________________________________________________________

Total Computers-Memory Devices                                2,228        Gold Mining - 1.5%
_____________________________________________________________________      Randgold Resources ADR                        48,200          3,368
                                                                                                                                  ______________
Consulting Services - 0.9%
SAIC*                                        122,300          2,145        Total Gold Mining                                             3,368
                                                       ______________      _____________________________________________________________________

Total Consulting Services                                     2,145        Human Resources - 1.7%
_____________________________________________________________________      Hewitt Associates, Cl A*                     109,150          3,976
                                                                                                                                  ______________
Containers-Metal/Glass - 4.2%
Crown Holdings*                              180,300          4,904        Total Human Resources                                         3,976
Owens-Illinois*                              128,900          4,756        _____________________________________________________________________
                                                       ______________
                                                                           Independent Power Producer - 2.2%
Total Containers-Metal/Glass                                  9,660        NRG Energy*                                  181,500          5,117
_____________________________________________________________________                                                             ______________

Containers-Paper/Plastic - 0.9%                                            Total Independent Power Producer                              5,117
Packaging Corp of America                    104,900          2,140        _____________________________________________________________________
                                                       ______________
                                                                           Insurance Brokers - 1.7%
Total Containers-Paper/Plastic                                2,140        Willis Group Holdings                        138,590          3,911
_____________________________________________________________________                                                             ______________

Data Processing/Management - 2.3%                                          Total Insurance Brokers                                       3,911
Fidelity National Information Services       202,500          5,166        _____________________________________________________________________
                                                       ______________

Total Data Processing/Management                              5,166
_____________________________________________________________________

                                                                 62

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Internet Security - 1.8%                                                   Property/Casualty Insurance - 2.4%
Symantec*                                    248,200   $      4,088        Arch Capital Group*                           49,350   $      3,333
                                                       ______________      HCC Insurance Holdings                        80,400          2,199
                                                                                                                                  ______________
Total Internet Security                                       4,088
_____________________________________________________________________      Total Property/Casualty Insurance                             5,532
                                                                           _____________________________________________________________________
Medical Information Systems - 1.7%
Cerner*                                       52,800          3,949        Reinsurance - 3.3%
                                                       ______________      PartnerRe                                     49,500          3,809
                                                                           RenaissanceRe Holdings                        68,150          3,732
Total Medical Information Systems                             3,949                                                               ______________
_____________________________________________________________________
                                                                           Total Reinsurance                                             7,541
Medical Labs & Testing Services - 1.7%                                     _____________________________________________________________________
Quest Diagnostics                             73,300          3,826
                                                       ______________      REITs-Health Care - 3.8%
                                                                           Health Care REIT                             117,400          4,886
Total Medical Labs & Testing Services                         3,826        Nationwide Health Properties                 122,300          3,790
_____________________________________________________________________                                                             ______________

Medical Products - 1.7%                                                    Total REITs-Health Care                                       8,676
Hospira*                                      88,800          3,960        _____________________________________________________________________
                                                       ______________
                                                                           REITs-Mortgage - 2.4%
Total Medical Products                                        3,960        MFA Financial                                692,200          5,510
_____________________________________________________________________                                                             ______________

Medical-Biomedical/Genetic - 0.9%                                          Total REITs-Mortgage                                          5,510
Life Technologies*                            44,646          2,078        _____________________________________________________________________
                                                       ______________
                                                                           Retail-Apparel/Shoe - 3.9%
Total Medical-Biomedical/Genetic                              2,078        Aeropostale*                                 117,400          5,103
_____________________________________________________________________      Ross Stores                                   77,400          3,697
                                                                                                                                  ______________
Medical-Drugs - 5.3%
Biovail                                      279,700          4,316        Total Retail-Apparel/Shoe                                     8,800
Forest Laboratories*                         135,700          3,995        _____________________________________________________________________
King Pharmaceuticals*                        358,400          3,860
                                                       ______________      Retail-Consumer Electronics - 1.0%
                                                                           RadioShack                                   138,600          2,297
Total Medical-Drugs                                          12,171                                                               ______________
_____________________________________________________________________
                                                                           Total Retail-Consumer Electronics                             2,297
Medical-Hospitals - 1.0%                                                   _____________________________________________________________________
Universal Health Services, Cl B               35,400          2,192
                                                       ______________      Retail-Discount - 1.4%
                                                                           Dollar Tree*                                  66,600          3,242
Total Medical-Hospitals                                       2,192                                                               ______________
_____________________________________________________________________
                                                                           Total Retail-Discount                                         3,242
Motion Pictures & Services - 2.2%                                          _____________________________________________________________________
DreamWorks Animation SKG, Cl A*              141,400          5,030
                                                       ______________      Retail-Major Department Store - 1.5%
                                                                           TJX                                           90,000          3,344
Total Motion Pictures & Services                              5,030                                                               ______________
_____________________________________________________________________
                                                                           Total Retail-Major Department Store                           3,344
Non-Hazardous Waste Disposal - 1.5%                                        _____________________________________________________________________
Republic Services                            124,915          3,319
                                                       ______________      Satellite Telecommunications - 1.8%
                                                                           EchoStar, Cl A*                              223,525          4,126
Total Non-Hazardous Waste Disposal                            3,319                                                               ______________
_____________________________________________________________________
                                                                           Total Satellite Telecommunications                            4,126
Oil & Gas Drilling - 1.0%                                                  _____________________________________________________________________
Noble                                         58,100          2,205
                                                       ______________      Semiconductor Components-Integrated Circuits - 1.0%
                                                                           Marvell Technology Group*                    136,800          2,215
Total Oil & Gas Drilling                                      2,205                                                               ______________
_____________________________________________________________________
                                                                           Total Semiconductor Components-Integrated Circuits            2,215
Oil Companies-Exploration & Production - 2.7%                              _____________________________________________________________________
PetroHawk Energy*                            167,700          4,060
Questar                                       58,300          2,190        Telephone-Integrated - 1.5%
                                                       ______________      Windstream                                   335,300          3,397
Total Oil Companies-                                                                                                              ______________
   Exploration & Production                                   6,250
_____________________________________________________________________      Total Telephone-Integrated                                    3,397
                                                                           _____________________________________________________________________
Pipelines - 0.9%
Oneok                                         58,500          2,142        Transport-Truck - 0.8%
                                                       ______________      Old Dominion Freight Line*                    59,900          1,823
                                                                                                                                  ______________
Total Pipelines                                               2,142
_____________________________________________________________________      Total Transport-Truck                                         1,823
                                                                           _____________________________________________________________________

                                                                 63

OLD MUTUAL TS&W MID-CAP VALUE FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

_____________________________________________________________________

Description                               Shares        Value (000)
_____________________________________________________________________

Web Portals/ISP - 2.4%
Netease.com ADR*                             120,700   $      5,514
                                                       ______________

Total Web Portals/ISP                                         5,514
                                                       ______________

Total Common Stock (Cost $185,203)                          216,359
_____________________________________________________________________

Money Market Fund - 4.7%
Dreyfus Cash Management Fund,
   Institutional Class, 0.182% (A)        10,614,111         10,614
                                                       ______________

Total Money Market Fund (Cost $10,614)                       10,614
_____________________________________________________________________

Total Investments - 99.7% (Cost $195,817)                   226,973
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.3%                        638
_____________________________________________________________________

Total Net Assets - 100.0%                              $    227,611
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 103.

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of September 30, 2009 in valuing the Fund's net assets were as follows (000):

     Description         Level 1     Level 2     Level 3     Total
_____________________________________________________________________

Investments
   Common Stock         $216,359        $-          $-     $216,359
   Money Market Fund      10,614         -           -       10,614
_____________________________________________________________________

Total Investments       $226,973        $-          $-     $226,973
_____________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 64

OLD MUTUAL TS&W SMALL CAP VALUE FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Thompson, Siegel & Walmsley, LLC

Performance Highlights

o    For the six-month period ended September 30, 2009, the Old Mutual TS&W Small Cap Value Fund (the "Fund") underperformed its benchmark, the Russell 2000 Value Index (the "Index"). The Fund's Class Z shares posted a 35.08% return versus a 44.79% return for the Index.

o    The small-capitalization value market and the Fund were both led by pro-cyclical sectors, especially the energy sector. The financials and utilities sectors also contributed to the Fund's total return. Stock selection in the consumer discretionary and information technology sectors detracted the most from Fund performance.

o    Among the stocks that contributed positively to the Fund's performance were SXC Health Solutions, WMS Industries, and JOS A
     Bank Clothiers.

o    Detractors from Fund performance included Susquehanna Bancshares, CIT Group (no longer a Fund holding), and Force Protection.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2009, the Old Mutual TS&W Small Cap Value Fund (the "Fund") underperformed its benchmark, the Russell 2000 Value Index (the "Index"). The Fund's Class Z shares posted a 35.08% return versus a 44.79% return for the Index. Performance for all share classes can be found on page 67.

Q.   What investment environment did the Fund face during the past period?

A.   The market rallied during the six-month period ended September 30, 2009 in anticipation of a robust recovery following a deep recession and financial crisis. Many stocks that had suffered the worst during the downturn rebounded the most. Investors recovered their appetites for risk as evidenced by the strong performance of stocks priced below $5 with high debt levels, declining revenues, and higher beta.

Q.   Which market factors influenced the Fund's relative performance?

A.   The small-capitalization value market and the Fund were both led by pro-cyclical sectors, especially the energy sector. The financials and utilities sectors also contributed to the Fund's total return. Stock selection in the consumer discretionary and information technology sectors detracted the most from Fund performance.

Q.   How did portfolio composition affect Fund performance?

A.   Among the stocks that contributed positively to the Fund's performance were SXC Health Solutions, WMS Industries, and JOS A
     Bank Clothiers. SXC Health Solutions, a leading provider of health care technology solutions, benefited from new contracts and acquiring another health care technology company. WMS Industries, a casino gaming machine maker, benefited from strong gaming operations and higher selling prices. JOS A Bank Clothiers, a men's clothing retailer, benefited by offering compelling discounts to consumers while still preserving margins.

     Detractors from Fund performance included Susquehanna Bancshares, CIT Group (no longer a Fund holding), and Force Protection.
     Susquehanna Bancshares, a retail and commercial banking firm, saw its stock price decline due to ongoing credit deterioration in the company's commercial real estate portfolio, especially in the mid-Atlantic region. CIT Group, a commercial financing and leasing company, saw its stock price depreciate as the company continued to experience wider than expected credit losses. Force
     Protection, an armored vehicle manufacturer, saw its stock price suffer after it lost a government contract bid for new armored combat vehicles to one of its competitors.

                                                                                                           TS&W Small Cap Value Fund

                                                                 65

OLD MUTUAL TS&W SMALL CAP VALUE FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Thompson, Siegel & Walmsley, LLC

Top Ten Holdings
as of September 30, 2009*

Cleco                                                                       1.7%
___________________________________________________________________________________

SXC Health Solutions                                                        1.7%
___________________________________________________________________________________

Cash America International                                                  1.6%
___________________________________________________________________________________

JOS A Bank Clothiers                                                        1.5%
___________________________________________________________________________________

Euronet Worldwide                                                           1.5%
___________________________________________________________________________________

GeoEye                                                                      1.5%
___________________________________________________________________________________

Comtech Telecommunications                                                  1.5%
___________________________________________________________________________________

Omega Healthcare Investors                                                  1.5%
___________________________________________________________________________________

3Com                                                                        1.4%
___________________________________________________________________________________

Thompson Creek Metals                                                       1.4%
___________________________________________________________________________________

As of % of Total
Fund Investments                                                           15.3%
___________________________________________________________________________________

*Excludes short-term money market fund.

Q.   What is the investment outlook for the small-cap value equity market?

A.   Thompson, Siegel & Walmsley, LLC ("TS&W"), the Fund's sub-adviser, has moved to a more cyclical posture in the Fund and is looking to continue adding holdings that may likely outperform during an economic recovery. TS&W notes that stocks in the materials sector are ranking favorably and may provide opportunities. TS&W believes that the speculative rally over the last several months may be over and TS&W is less inclined to hold those stocks and industries that have rallied the most, given what
     TS&W sees as the unattractive risk/reward profile of those stocks. TS&W expects that valuation and quality will likely get more attention from investors as the reality of a slow growth recovery sets in. TS&W has taken steps to minimize the potential underperformance from a continuation of the current market trajectory, while still attempting to position the Fund for the more orderly and rational market it expects will eventually replace the speculative one that investors have experienced during the last several months.

TS&W Small Cap Value Fund

                                                                 66

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2009
____________________________________________________________________________________________________________________________________

                                                                                                Annualized       Annualized
                                                    Inception       6 Month      1 Year           5 Year          Inception
                                                      Date          Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class Z*                                             07/31/00       35.08%      (10.80)%           3.86%           11.46%
Class A with load                                    07/31/03       27.13%      (16.14)%           2.37%            7.31%
Class A without load                                 07/31/03       34.84%      (11.04)%           3.59%            8.35%
Class C with load                                    07/31/03       33.46%      (12.28)%           2.89%            7.59%
Class C without load                                 07/31/03       34.46%      (11.51)%           2.89%            7.59%
Institutional Class                                  12/09/08       35.16%         n/a              n/a            28.27%
Russell 2000 Value Index                             07/31/00       44.79%      (12.61)%           1.78%            7.58%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

* Data prior to the Fund's inception on July 25, 2003 includes performance of a predecessor fund whose inception date was July 31,
  2000. The predecessor fund was managed by TS&W and had investment goals, strategies and policies that were substantially similar to the Fund. However, the predecessor fund was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), nor was it subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, and the Fund's performance prior to July 25, 2003 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C, and Institutional Class shares (as reported in the July 29, 2009 prospectuses) are 1.38% and
1.26%; 3.26% and 1.51%; 4.55% and 2.26%; and 1.23% and 1.11%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual TS&W Small Cap Value Fund, Class Z	Russell 2000 Value Index
7/31/00	10,000	10,000
3/31/01	11,864	11,339
3/31/02	15,441	14,031
3/31/03	13,257	10,766
3/31/04	21,023	17,708
3/31/05	25,906	19,441
3/31/06	31,784	24,063
3/31/07	34,582	26,559
3/31/08	30,596	22,076
3/31/09	20,020	13,490
9/30/09	27,042	19,532

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of July 31, 2000 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	3.5%
Consumer Discretionary	13.6%
Consumer Staples	3.0%
Energy	6.3%
Financials	21.2%
Health Care	8.1%
Industrials	13.4%
Information Technology	17.5%
Investment Company	0.8%
Materials	8.1%
Telecommunication Services	1.3%
Utilities	3.2%

                                                                 67

OLD MUTUAL TS&W SMALL CAP VALUE FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 95.4%                                                       Circuit Boards - 0.8%
                                                                           Multi-Fineline Electronix*                    31,300   $        899
Advanced Materials/Products - 0.3%                                                                                                ______________
Ceradyne*                                     20,300   $        372
                                                       ______________      Total Circuit Boards                                            899
                                                                           _____________________________________________________________________
Total Advanced Materials/Products                               372
_____________________________________________________________________      Commercial Banks-Central US - 1.9%
                                                                           First Financial Bankshares                     9,100            450
Aerospace/Defense-Equipment - 2.6%                                         Sterling Bancshares                          133,150            973
Curtiss-Wright                                42,300          1,444        Texas Capital Bancshares*                     48,100            810
Kaman                                         20,900            459                                                               ______________
Orbital Sciences*                             81,180          1,215
                                                       ______________      Total Commercial Banks-Central US                             2,233
                                                                           _____________________________________________________________________
Total Aerospace/Defense-Equipment                             3,118
_____________________________________________________________________      Commercial Banks-Eastern US - 0.2%
                                                                           Susquehanna Bancshares                        33,000            194
Agricultural Operations - 1.4%                                                                                                    ______________
Andersons                                     46,200          1,626
                                                       ______________      Total Commercial Banks-Eastern US                               194
                                                                           _____________________________________________________________________
Total Agricultural Operations                                 1,626
_____________________________________________________________________      Commercial Banks-Western US - 1.0%
                                                                           SVB Financial Group*                          28,400          1,229
Airlines - 1.3%                                                                                                                   ______________
Hawaiian Holdings*                           179,900          1,486
                                                       ______________      Total Commercial Banks-Western US                             1,229
                                                                           _____________________________________________________________________
Total Airlines                                                1,486
_____________________________________________________________________      Commercial Services-Finance - 4.8%
                                                                           Euronet Worldwide*                            73,665          1,770
Apparel Manufacturers - 1.1%                                               Global Cash Access Holdings*                 155,300          1,135
Carter's*                                     50,300          1,343        Net 1 UEPS Technologies*                      76,100          1,595
                                                       ______________      Wright Express*                               39,100          1,154
                                                                                                                                  ______________
Total Apparel Manufacturers                                   1,343
_____________________________________________________________________      Total Commercial Services-Finance                             5,654
                                                                           _____________________________________________________________________
Auto Repair Centers - 1.4%
Monro Muffler                                 52,000          1,653        Consumer Products-Miscellaneous - 0.6%
                                                       ______________      Central Garden and Pet*                       62,400            733
                                                                                                                                  ______________
Total Auto Repair Centers                                     1,653
_____________________________________________________________________      Total Consumer Products-Miscellaneous                           733
                                                                           _____________________________________________________________________
Auto-Medium & Heavy Duty Trucks - 0.7%
Force Protection*                            160,550            877        Containers-Paper/Plastic - 1.0%
                                                       ______________      Temple-Inland                                 71,800          1,179
                                                                                                                                  ______________
Total Auto-Medium & Heavy Duty Trucks                           877
_____________________________________________________________________      Total Containers-Paper/Plastic                                1,179
                                                                           _____________________________________________________________________
Building Products-Doors & Windows - 0.5%
Apogee Enterprises                            37,400            562        Data Processing/Management - 1.7%
                                                       ______________      Acxiom                                        52,300            495
                                                                           Fair Isaac                                    68,200          1,466
Total Building Products-Doors & Windows                         562                                                               ______________
_____________________________________________________________________
                                                                           Total Data Processing/Management                              1,961
Casino Hotels - 0.5%                                                       _____________________________________________________________________
Ameristar Casinos                             39,900            630
                                                       ______________      Distribution/Wholesale - 1.1%
                                                                           MWI Veterinary Supply*                        14,200            567
Total Casino Hotels                                             630        Watsco                                        12,900            695
_____________________________________________________________________                                                             ______________

Cellular Telecommunications - 1.3%                                         Total Distribution/Wholesale                                  1,262
Syniverse Holdings*                           88,600          1,551        _____________________________________________________________________
                                                       ______________
                                                                           E-Commerce/Products - 0.4%
Total Cellular Telecommunications                             1,551        NutriSystem                                   34,200            522
_____________________________________________________________________                                                             ______________

Chemicals-Diversified - 2.0%                                               Total E-Commerce/Products                                       522
Olin                                          83,800          1,461        _____________________________________________________________________
Solutia*                                      78,400            908
                                                       ______________      Electric-Integrated - 3.0%
                                                                           Cleco                                         81,200          2,036
Total Chemicals-Diversified                                   2,369        El Paso Electric*                             85,400          1,509
_____________________________________________________________________                                                             ______________

Chemicals-Plastics - 1.2%                                                  Total Electric-Integrated                                     3,545
A Schulman                                    45,500            907        _____________________________________________________________________
Spartech                                      52,900            570
                                                       ______________

Total Chemicals-Plastics                                      1,477
_____________________________________________________________________

                                                                 68

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Electronic Components-Miscellaneous - 1.1%                                 Investment Management/Advisory Services - 0.2%
Methode Electronics                           73,400   $        636        Altisource Portfolio Solutions*               19,466   $        281
Technitrol                                    72,200            665                                                               ______________
                                                       ______________
                                                                           Total Investment Management/Advisory Services                   281
Total Electronic Components-Miscellaneous                     1,301        _____________________________________________________________________
_____________________________________________________________________
                                                                           Leisure & Recreational Products - 1.0%
Electronic Components-Semiconductors - 0.5%                                WMS Industries*                               27,900          1,243
International Rectifier*                      31,800            620                                                               ______________
                                                       ______________
                                                                           Total Leisure & Recreational Products                         1,243
Total Electronic Components-Semiconductors                      620        _____________________________________________________________________
_____________________________________________________________________
                                                                           Machinery-General Industry - 0.6%
Electronic Security Devices - 1.1%                                         Manitowoc                                     81,500            772
American Science & Engineering                18,400          1,252                                                               ______________
                                                       ______________
                                                                           Total Machinery-General Industry                                772
Total Electronic Security Devices                             1,252        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical Information Systems - 1.0%
Enterprise Software/Services - 0.7%                                        Computer Programs & Systems                   28,400          1,176
SYNNEX*                                       26,900            820                                                               ______________
                                                       ______________
                                                                           Total Medical Information Systems                             1,176
Total Enterprise Software/Services                              820        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical Instruments - 0.4%
Finance-Auto Loans - 0.9%                                                  NuVasive*                                     12,000            501
AmeriCredit*                                  66,700          1,053                                                               ______________
                                                       ______________
                                                                           Total Medical Instruments                                       501
Total Finance-Auto Loans                                      1,053        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical-Biomedical/Genetic - 0.6%
Finance-Consumer Loans - 0.6%                                              PDL BioPharma                                 95,700            754
Ocwen Financial*                              61,600            697                                                               ______________
                                                       ______________
                                                                           Total Medical-Biomedical/Genetic                                754
Total Finance-Consumer Loans                                    697        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical-Drugs - 0.2%
Finance-Investment Banker/Broker - 1.8%                                    XenoPort*                                     13,600            289
Investment Technology Group*                  58,300          1,628                                                               ______________
SWS Group                                     31,300            451
                                                       ______________      Total Medical-Drugs                                             289
                                                                           _____________________________________________________________________
Total Finance-Investment Banker/Broker                        2,079
_____________________________________________________________________      Medical-Hospitals - 1.4%
                                                                           Health Management Associates, Cl A*          214,600          1,607
Financial Guarantee Insurance - 0.8%                                                                                              ______________
Assured Guaranty                              49,400            959
                                                       ______________      Total Medical-Hospitals                                       1,607
                                                                           _____________________________________________________________________
Total Financial Guarantee Insurance                             959
_____________________________________________________________________      Medical-Nursing Homes - 0.3%
                                                                           Kindred Healthcare*                           20,600            334
Food-Miscellaneous/Diversified - 0.5%                                                                                             ______________
Hain Celestial Group*                         29,800            571
                                                       ______________      Total Medical-Nursing Homes                                     334
                                                                           _____________________________________________________________________
Total Food-Miscellaneous/Diversified                            571
_____________________________________________________________________      Medical-Outpatient/Home Medical - 1.3%
                                                                           Amedisys*                                     35,516          1,550
Gambling (Non-Hotel) - 0.7%                                                                                                       ______________
Isle of Capri Casinos*                        72,800            858
                                                       ______________      Total Medical-Outpatient/Home Medical                         1,550
                                                                           _____________________________________________________________________
Total Gambling (Non-Hotel)                                      858
_____________________________________________________________________      Metal Processors & Fabricators - 0.8%
                                                                           Dynamic Materials                             24,100            481
Gas-Distribution - 0.3%                                                    LB Foster, Cl A*                              14,310            438
Laclede Group                                  9,300            299                                                               ______________
                                                       ______________
                                                                           Total Metal Processors & Fabricators                            919
Total Gas-Distribution                                          299        _____________________________________________________________________
_____________________________________________________________________
                                                                           Multimedia - 0.7%
Gold Mining - 1.1%                                                         EW Scripps, Cl A                             115,900            869
Royal Gold                                    27,500          1,254                                                               ______________
                                                       ______________
                                                                           Total Multimedia                                                869
Total Gold Mining                                             1,254        _____________________________________________________________________
_____________________________________________________________________
                                                                           Networking Products - 1.4%
Internet Infrastructure Software - 2.3%                                    3Com*                                        321,700          1,682
TeleCommunication Systems, Cl A*             171,500          1,434                                                               ______________
TIBCO Software*                              140,400          1,332
                                                       ______________      Total Networking Products                                     1,682
                                                                           _____________________________________________________________________
Total Internet Infrastructure Software                        2,766
_____________________________________________________________________

                                                                 69

OLD MUTUAL TS&W SMALL CAP VALUE FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Non-Ferrous Metals - 1.4%                                                  REITs-Hotels - 0.8%
Thompson Creek Metals*                       138,500   $      1,672        LaSalle Hotel Properties                      50,200   $        987
                                                       ______________                                                             ______________

Total Non-Ferrous Metals                                      1,672        Total REITs-Hotels                                              987
_____________________________________________________________________      _____________________________________________________________________

Oil & Gas Drilling - 0.5%                                                  REITs-Mortgage - 1.4%
Patterson-UTI Energy                          42,700            645        Capstead Mortgage                            118,000          1,641
                                                       ______________                                                             ______________

Total Oil & Gas Drilling                                        645        Total REITs-Mortgage                                          1,641
_____________________________________________________________________      _____________________________________________________________________

Oil Companies-Exploration & Production - 2.5%                              REITs-Office Property - 1.0%
GMX Resources*                               100,600          1,580        BioMed Realty Trust                           89,065          1,229
McMoRan Exploration*                         180,500          1,363                                                               ______________
                                                       ______________
                                                                           Total REITs-Office Property                                   1,229
Total Oil Companies-Exploration & Production                  2,943        _____________________________________________________________________
_____________________________________________________________________
                                                                           Rental Auto/Equipment - 0.9%
Oil Refining & Marketing - 1.2%                                            Avis Budget Group*                            84,250          1,126
Holly                                         54,200          1,389                                                               ______________
                                                       ______________
                                                                           Total Rental Auto/Equipment                                   1,126
Total Oil Refining & Marketing                                1,389        _____________________________________________________________________
_____________________________________________________________________
                                                                           Retail-Apparel/Shoe - 1.6%
Oil-Field Services - 0.6%                                                  JOS A Bank Clothiers*                         41,200          1,845
Helix Energy Solutions Group*                 51,500            771                                                               ______________
                                                       ______________
                                                                           Total Retail-Apparel/Shoe                                     1,845
Total Oil-Field Services                                        771        _____________________________________________________________________
_____________________________________________________________________
                                                                           Retail-Building Products - 1.2%
Paper & Related Products - 1.3%                                            Lumber Liquidators*                           67,200          1,458
Schweitzer-Mauduit International              29,300          1,593                                                               ______________
                                                       ______________
                                                                           Total Retail-Building Products                                1,458
Total Paper & Related Products                                1,593        _____________________________________________________________________
_____________________________________________________________________
                                                                           Retail-Pawn Shops - 3.3%
Pharmacy Services - 1.7%                                                   Cash America International                    61,600          1,858
SXC Health Solutions*                         43,100          2,017        Ezcorp, Cl A*                                 60,400            825
                                                       ______________      First Cash Financial Services*                70,000          1,199
                                                                                                                                  ______________
Total Pharmacy Services                                       2,017
_____________________________________________________________________      Total Retail-Pawn Shops                                       3,882
                                                                           _____________________________________________________________________
Property/Casualty Insurance - 3.3%
Navigators Group*                             21,800          1,199        Retail-Restaurants - 3.4%
Selective Insurance Group                     77,000          1,211        California Pizza Kitchen*                     93,200          1,456
Tower Group                                   41,000          1,000        Cracker Barrel Old Country Store              36,400          1,252
Zenith National Insurance                     17,460            540        Jack in the Box*                              66,300          1,358
                                                       ______________                                                             ______________

Total Property/Casualty Insurance                             3,950        Total Retail-Restaurants                                      4,066
_____________________________________________________________________      _____________________________________________________________________

Protection-Safety - 1.4%                                                   Satellite Telecommunications - 1.5%
Brink's Home Security Holdings*               52,900          1,629        GeoEye*                                       66,000          1,769
                                                       ______________                                                             ______________

Total Protection-Safety                                       1,629        Total Satellite Telecommunications                            1,769
_____________________________________________________________________      _____________________________________________________________________

Reinsurance - 1.3%                                                         Semiconductor Components-Integrated Circuits - 0.3%
Platinum Underwriters Holdings                42,600          1,527        Sigma Designs*                                27,500            400
                                                       ______________                                                             ______________

Total Reinsurance                                             1,527        Total Semiconductor Components-Integrated Circuits              400
_____________________________________________________________________      _____________________________________________________________________

REITs-Diversified - 1.2%                                                   Telecommunications Equipment - 2.6%
PS Business Parks                             27,100          1,391        Arris Group*                                 104,200          1,356
                                                       ______________      Comtech Telecommunications*                   53,036          1,762
                                                                                                                                  ______________
Total REITs-Diversified                                       1,391
_____________________________________________________________________      Total Telecommunications Equipment                            3,118
                                                                           _____________________________________________________________________
REITs-Health Care - 1.5%
Omega Healthcare Investors                   109,800          1,759        Therapeutics - 0.7%
                                                       ______________      Questcor Pharmaceuticals*                    144,100            795
                                                                                                                                  ______________
Total REITs-Health Care                                       1,759
_____________________________________________________________________      Total Therapeutics                                              795
                                                                           _____________________________________________________________________

                                                                 70

_____________________________________________________________________      Other Information:

Description                               Shares        Value (000)        The Fund utilizes various inputs in determining the value of its investments as
_____________________________________________________________________      of the reporting period end. These inputs are summarized in three broad levels as follows:
Tobacco - 0.5%
Universal                                     15,600   $        652        Level 1 - quoted prices in active markets for identical securities
                                                       ______________      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk,
Total Tobacco                                                   652                  etc.)
_____________________________________________________________________      Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)
Transport-Equipment & Leasing - 1.5%
GATX                                          40,500          1,132        The inputs or methodology used for valuing securities are not necessarily an
TAL International Group                       47,000            668        indication of the risk associated with investing in those securities. A summary
                                                       ______________      of the inputs used as of September 30, 2009 in valuing the Fund's net assets were as follows (000):
Total Transport-Equipment & Leasing                           1,800
_____________________________________________________________________           Description         Level 1     Level 2     Level 3     Total
                                                                           _____________________________________________________________________
Transport-Marine - 0.8%
Excel Maritime Carriers                       53,000            352        Investments
Gulfmark Offshore*                            19,100            625           Common Stock         $113,433        $-          $-     $113,433
                                                       ______________         Investment Company        899         -           -          899
                                                                              Money Market Fund       4,122         -           -        4,122
Total Transport-Marine                                          977        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Investments       $118,454        $-          $-     $118,454
Transport-Services - 0.9%                                                  _____________________________________________________________________
Bristow Group*                                36,900          1,096
                                                       ______________      Refer to the "Security Valuation" section of Note 2 for further information.

Total Transport-Services                                      1,096
_____________________________________________________________________

Transport-Truck - 0.7%
Old Dominion Freight Line*                    26,200            797
                                                       ______________

Total Transport-Truck                                           797
_____________________________________________________________________

Wireless Equipment - 1.3%
Ceragon Networks*                            101,800            861
Novatel Wireless*                             58,696            667
                                                       ______________

Total Wireless Equipment                                      1,528
                                                       ______________

Total Common Stock (Cost $94,448)                           113,433
_____________________________________________________________________

Investment Company - 0.8%
Value-Small Cap - 0.8%
iShares Russell 2000 Value Index Fund         15,900            899
                                                       ______________

Total Value-Small Cap                                           899
                                                       ______________

Total Investment Company (Cost $858)                            899
_____________________________________________________________________

Money Market Fund - 3.5%
Dreyfus Cash Management Fund,
   Institutional Class, 0.182% (A)         4,122,032          4,122
                                                       ______________

Total Money Market Fund (Cost $4,122)                         4,122
_____________________________________________________________________

Total Investments - 99.7% (Cost $99,428)                    118,454
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.3%                        364
_____________________________________________________________________

Total Net Assets - 100.0%                              $    118,818
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 103.

The accompanying notes are an integral part of the financial statements.

                                                                 71

OLD MUTUAL BARROW HANLEY CORE BOND FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, Inc.

Performance Highlights

o    For the six-month period ended September 30, 2009, the Old Mutual Barrow Hanley Core Bond Fund (the "Fund") outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index (the "Index"). The Fund's Institutional Class shares posted a 9.48%
     return versus a 5.59% return for the Index.

o    Performance in the fixed income market during the period was driven by sector exposure with a systemic force moving all securities collectively. As the period progressed into a market chasing yield and inviting higher levels of risk, the environment rewarded sector selection and severely muted the impact of security selection.

o    Barrow, Hanley, Mewhinney & Strauss, Inc.'s, the Fund's sub-adviser, bias toward corporates, commercial mortgage-backed securities and asset-backed securities, while moving away from U.S. Treasuries and agencies, generated strong outperformance against the Index.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2009, the Old Mutual Barrow Hanley Core Bond Fund (the "Fund") outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index (the "Index"). The Fund's Institutional Class shares posted a 9.48%
     return versus a 5.59% return for the Index.

Q.   What investment environment did the Fund face during the past period?

A.   Manufacturing increased during the six-month period ended September 30, 2009, which helped boost gross domestic product forecasts. Consumer confidence improved from the dismal levels earlier in 2009, yet employment worries continued and consumers remained hesitant to spend outside of government subsidized programs for autos and homes. New jobless claims stabilized, but at a relatively high four-week moving average. Rising unemployment rates slowed in July 2009, before rising to 9.8% in September
     2009. Housing experienced a mild rebound, especially in lower priced homes, yet many economists forecasted a gloomy 2010 with growing numbers of foreclosures.

     Fixed income investors maintained an appetite for yield, causing record issuance levels and driving yield spreads back to pre-crisis levels. Lower quality credits outperformed investment grade credits. Within investment grade credits, the spread on financials experienced the greatest compression, yet remained above industrials and utilities. The U.S. Treasury yield curve flattened modestly during the period as long-term rates fell further than short-term rates. Fixed income investors enjoyed strong returns generated by tighter spreads throughout the bond market.

Q.   Which market factors influenced the Fund's relative performance?

A.   Performance in the fixed income market during the period was driven by sector exposure with a systemic force moving all securities collectively. As the period progressed into a market chasing yield and inviting higher levels of risk, the environment rewarded sector selection and severely muted the impact of security selection. Barrow, Hanley, Mewhinney & Strauss,
     Inc. ("Barrow Hanley"), the Fund's sub-adviser, believes that the gains from historically wide spread levels will fade away as lower levels of incremental added value from security selection will likely dominate a slowly recovering economic backdrop.

Q.   How did portfolio composition affect Fund performance?

A.   Barrow Hanley's bias toward corporates, commercial mortgage-backed securities and asset-backed securities, while moving away from U.S. Treasuries and agencies, generated strong outperformance against the Index.

Barrow Hanley Core Bond Fund

                                                                 72

Top Ten Holdings
as of September 30, 2009*

U.S. Treasury Note
3.625%, 08/15/19                                                            3.9%
___________________________________________________________________________________

U.S. Treasury Note
2.375%, 08/31/14                                                            3.9%
___________________________________________________________________________________

U.S. Treasury Note
4.500%, 08/15/39                                                            2.6%
___________________________________________________________________________________

FNMA
5.000%, 03/01/38                                                            2.5%
___________________________________________________________________________________

FNMA
5.000%, 05/01/38                                                            2.3%
___________________________________________________________________________________

U.S. Treasury Note
1.375%, 02/15/12                                                            2.0%
___________________________________________________________________________________

FNMA
6.000%, 08/01/37                                                            1.7%
___________________________________________________________________________________

FNMA
6.500%, 09/01/36                                                            1.6%
___________________________________________________________________________________

FNMA
5.500%, 12/01/36                                                            1.5%
___________________________________________________________________________________

FNMA
5.000%, 05/01/38                                                            1.5%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           23.5%
___________________________________________________________________________________

* Excludes short-term money market fund.

Q.   What is the investment outlook for the immediate-term fixed income market?

A.   Barrow Hanley maintains an overweight in corporate credit, but with a bias to de-risk Fund holdings as it believes valuations have become less attractive. Barrow Hanley increased U.S. Government bond positions marginally, reducing its underweight against the Index. Barrow Hanley reduced agency mortgage-backed securities and non-agency mortgage-backed securities exposure early in the period in favor of further increasing the overweight against the Index in asset-backed securities and commercial mortgage-backed securities. Barrow Hanley points out that non-agency mortgage-backed securities remain a source of cash flow as they have rebounded on the strength of re-remic (resecuritization of real estate investment mortgage conduit) bids and potential Public-Private Investment Program demand while fundamentals deteriorate. Barrow Hanley believes that sector allocation has driven returns, but it believes investors should become more discriminating going forward, focusing on specific issuer opportunities as the potential for significant sector spread tightening now seems diminished. Barrow Hanley believes the Fund is well positioned for the months ahead when the exuberance may stall and investors may begin to differentiate the value of individual securities.

                                                                                                        Barrow Hanley Core Bond Fund

                                                                 73

OLD MUTUAL BARROW HANLEY CORE BOND FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2009
____________________________________________________________________________________________________________________________________

                                                                                                                 Annualized
                                                              Inception          6 Month          1 Year          Inception
                                                                 Date             Return          Return           to Date
____________________________________________________________________________________________________________________________________

Institutional Class                                            11/19/07           9.48%           15.95%            9.12%
Barclays Capital U.S. Aggregate Bond Index                     11/19/07           5.59%           10.56%            6.41%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's
Institutional Class shares (as reported in the July 29, 2009 prospectus) are 0.76% and 0.71%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Barrow Hanley Core Bond Fund, Institutional Class	Barclays Capital U.S. Aggregate Index
11/19/07	10,000	10,000
03/31/08	10,364	10,313
03/31/09	10,750	10,635
09/30/09	11,769	11,230

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund on the inception date of November 19, 2007 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of September 30, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Asset-Backed Securities	0.9%
Cash Equivalents	3.0%
Corporate Bonds	44.7%
Mortgage Related	11.2%
U.S. Government Obligations	27.8%
U.S. Treasury Obligations	12.4%

                                                                 74

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                        Face Amount                                                                Face Amount
Description                                (000)        Value (000)        Description                                (000)        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bond - 44.5%                                                     Corporate Bond - continued
Allegheny Energy Supply 144A,                                              Costco Wholesale
   5.750%, 10/15/19                        $     85     $        85           5.300%, 03/15/12                        $    305     $       331
Alltel                                                                     Countrywide Home Loans
   7.000%, 07/01/12                             155             173           4.000%, 03/22/11                              45              46
Altria Group                                                               Covidien International Finance
   9.700%, 11/10/18                             205             255           5.450%, 10/15/12                             105             114
American Express                                                           CRH America
   8.150%, 03/19/38                             110             134           6.000%, 09/30/16                             215             220
American Express Credit, MTN,                                              Cricket Communications
   5.875%, 05/02/13                             200             212           9.375%, 11/01/14                             140             142
Ameriprise Financial                                                       Dell
   5.350%, 11/15/10                             305             311           3.375%, 06/15/12                             110             114
Anixter                                                                    Deutsche Telekom International Finance
   10.000%, 03/15/14                            145             153           8.500%, 06/15/10                              95             100
Archer-Daniels-Midland                                                     Dominion Resources
   6.450%, 01/15/38                              95             109           8.875%, 01/15/19                              70              89
AT&T                                                                          5.600%, 11/15/16                             160             171
   5.100%, 09/15/14                             385             415        Dr Pepper Snapple Group
Bank of New York Mellon                                                       6.820%, 05/01/18                             135             153
   4.950%, 11/01/12                              95             103        Duke Energy Indiana
Bank One                                                                      6.050%, 06/15/16                             220             242
   5.900%, 11/15/11                             305             326        Eaton
Bear Stearns                                                                  5.600%, 05/15/18                             150             158
   7.250%, 02/01/18                              95             107        EI Du Pont de Nemours
   6.400%, 10/02/17                             310             337           5.875%, 01/15/14                             215             238
Best Buy                                                                   Energy Transfer Partners LP
   6.750%, 07/15/13                             190             204           9.000%, 04/15/19                              95             114
BP Capital Markets                                                            8.500%, 04/15/14                             115             133
   3.125%, 03/10/12                             165             170        Enterprise Products Operating
British Telecommunications                                                    6.125%, 10/15/39                             135             136
   9.125%, 12/15/10                             215             231        EQT
Cameron International                                                         8.125%, 06/01/19                              70              80
   6.375%, 07/15/18                              95             101        ERP Operating LP
Canadian National Railway                                                     5.125%, 03/15/16                             185             181
   5.550%, 03/01/19                              70              77        Exelon Generation
Canadian Natural Resources                                                    6.250%, 10/01/39                             135             138
   6.700%, 07/15/11                             130             140        Express Scripts
Caterpillar Financial Services, MTN,                                          6.250%, 06/15/14                              95             104
   4.850%, 12/07/12                             135             143        Fannie Mae
Citigroup                                                                     5.125%, 01/02/14                             235             249
   6.125%, 11/21/17                             140             139        France Telecom
CME Group                                                                     4.375%, 07/08/14                             125             131
   5.400%, 08/01/13                             210             227        General Electric Capital
Columbus Southern Power                                                       5.875%, 01/14/38                             345             316
   5.500%, 03/01/13                             235             248        General Electric Capital, MTN,
Comcast                                                                       4.375%, 03/03/12                             170             174
   5.875%, 02/15/18                              90              96        Goldman Sachs Group
   5.300%, 01/15/14                             185             198           6.750%, 10/01/37                              95              98
Computer Sciences                                                             5.950%, 01/18/18                              80              83
   6.500%, 03/15/18                             225             248        Goodyear Tire & Rubber
   5.500%, 03/15/13                             115             121           10.500%, 05/15/16                             95             103
ConocoPhillips                                                             Hewlett-Packard
   5.750%, 02/01/19                             125             136           6.125%, 03/01/14                             180             203
   4.600%, 01/15/15                             280             299           4.250%, 02/24/12                             200             211
_____________________________________________________________________      _____________________________________________________________________

                                                                 75

OLD MUTUAL BARROW HANLEY CORE BOND FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

                                        Face Amount                                                                Face Amount
Description                                (000)        Value (000)        Description                                (000)        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bond - continued                                                 Corporate Bond - continued
Home Depot                                                                 Novartis Capital
   5.200%, 03/01/11                        $    180     $       187           4.125%, 02/10/14                        $    240     $       253
Honeywell International                                                    Pfizer
   4.250%, 03/01/13                             215             228           4.450%, 03/15/12                             305             324
Hospira                                                                    PNC Funding
   6.050%, 03/30/17                             190             199           4.250%, 09/21/15                             125             125
International Business Machines                                            Prudential Financial, MTN,
   7.625%, 10/15/18                             200             246           5.100%, 09/20/14                             155             157
   4.750%, 11/29/12                             180             195        PSEG Power
International Lease Finance, MTN,                                             7.750%, 04/15/11                             55               59
   5.750%, 06/15/11                             180             164           6.950%, 06/01/12                             435             478
Ipalco Enterprises 144A,                                                   QVC 144A,
   7.250%, 04/01/16                             145             145           7.500%, 10/01/19                             275             275
ITT                                                                        Qwest
   4.900%, 05/01/14                             315             328           8.875%, 03/15/12                             155             163
John Deere Capital, MTN,                                                   Rogers Communications
   5.400%, 10/17/11                             290             311           6.800%, 08/15/18                             195             219
Kerr-McGee                                                                 Safeway
   6.950%, 07/01/24                             200             214           6.250%, 03/15/14                              80              88
Philips Electronics                                                        Sempra Energy
   5.750%, 03/11/18                             100             108           6.500%, 06/01/16                             115             127
Kraft Foods                                                                Simon Property Group LP
   6.750%, 02/19/14                             140             156           5.750%, 12/01/15                             115             118
   6.500%, 08/11/17                             135             146        Southern Power
Kroger                                                                        6.250%, 07/15/12                             355             389
   7.500%, 01/15/14                             100             115        Spectra Energy Capital
L-3 Communications 144A,                                                      5.668%, 08/15/14                             135             143
   5.200%, 10/15/19                              85              85           5.650%, 03/01/20                             135             138
Lorillard Tobacco                                                          Starwood Hotels & Resorts Worldwide
   8.125%, 06/23/19                             115             131           7.875%, 10/15/14                             380             398
Lowe's                                                                     State Street
   6.650%, 09/15/37                              80              93           4.300%, 05/30/14                             110             116
   5.500%, 10/15/35                              60              62        Teck Resources
Lubrizol                                                                      10.250%, 05/15/16                            205             232
   8.875%, 02/01/19                              95             117        Telecom Italia Capital
Marathon Oil                                                                  4.950%, 09/30/14                             180             186
   6.000%, 10/01/17                             135             142        Telefonica Emisiones SAU
Masco                                                                         4.949%, 01/15/15                             190             202
   6.125%, 10/03/16                             125             118        Tesoro
Merrill Lynch                                                                 9.750%, 06/01/19                             245             255
   5.450%, 02/05/13                              95              99        Time Warner Cable
Merrill Lynch, MTN,                                                           8.250%, 02/14/14                             170             198
   6.875%, 04/25/18                             450             473           5.850%, 05/01/17                             215             227
MetLife                                                                    TransCanada Pipelines
   5.375%, 12/15/12                             140             149           7.625%, 01/15/39                             200             255
MidAmerican Energy Holdings                                                Tyco Electronics Group
   5.875%, 10/01/12                             200             218           6.550%, 10/01/17                             210             220
National Fuel Gas                                                          Tyco International Finance
   8.750%, 05/01/19                             105             125           8.500%, 01/15/19                             145             177
New Cingular Wireless Services                                             Tyson Foods
   8.750%, 03/01/31                             160             212           10.500%, 03/01/14                             70              79
Nisource Finance                                                           Union Electric
   10.750%, 03/15/16                             95             112           6.700%, 02/01/19                             120             135
Nokia OYJ                                                                  United Technologies
   5.375%, 05/15/19                             210             224           6.125%, 02/01/19                              80              92
_____________________________________________________________________      _____________________________________________________________________

                                                                 76

_____________________________________________________________________      _____________________________________________________________________

                                        Face Amount                                                                Face Amount
Description                                (000)        Value (000)        Description                                (000)        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bond - continued                                                 U.S. Government Agency Obligations - continued
UnitedHealth Group
   5.250%, 03/15/11                        $    340     $       353        FHLMC Gold
Valero Energy                                                                 6.000%, 09/01/37                        $    287     $       303
   9.375%, 03/15/19                              60              70           6.000%, 12/01/37                             148             156
   6.625%, 06/15/37                              75              67           5.500%, 01/01/24                             204             217
Verizon Wireless Capital 144A,                                                5.500%, 11/01/36                             245             257
   8.500%, 11/15/18                             225             281           5.500%, 12/01/36                             359             377
Wachovia                                                                      5.000%, 04/01/23                             367             386
   5.700%, 08/01/13                              80              85           5.000%, 09/01/35                             477             494
Washington Mutual Finance                                                                                                          _____________
   6.875%, 05/15/11                             125             130
Waste Management                                                           Total U.S. Government Agency Obligations
   7.375%, 03/11/19                             105             122           (Cost $13,968)                                           14,537
Westar Energy                                                              _____________________________________________________________________
   6.000%, 07/01/14                              70              76
Willis North America                                                       U.S. Treasury Obligations - 12.3%
   6.200%, 03/28/17                              90              88        U.S. Treasury Note
Wisconsin Electric Power                                                      3.625%, 08/15/19                           1,995           2,048
   6.250%, 12/01/15                             245             282           2.375%, 08/31/14                           2,030           2,038
Wyeth                                                                         1.375%, 02/15/12                           1,040           1,045
   5.500%, 02/01/14                             335             366        U.S. Treasury Bond
Wynn Las Vegas                                                                4.500%, 08/15/39                           1,265           1,364
   6.625%, 12/01/14                             100              97                                                                _____________
Xcel Energy
   5.613%, 04/01/17                             377             403        Total U.S. Treasury Obligations
                                                        _____________         (Cost $6,394)                                              6,495
                                                                           _____________________________________________________________________
Total Corporate Bond (Cost $21,664)                          23,420
_____________________________________________________________________      Mortgage Related - 11.1%
                                                                           Banc of America Commercial Mortgage, CMBS,
U.S. Government Agency Obligations - 27.6%                                    Ser 2006-4, Cl A4
                                                                              5.634%, 07/10/46                             505             468
FNMA                                                                       Banc of America Mortgage Securities, CMO,
   6.500%, 09/01/36                             788             845           Ser 2005-D, Cl 2A4 (D)
   6.500%, 08/01/37                              33              36           4.787%, 05/25/35                             247             240
   6.000%, 11/01/36                             168             178        Bear Stearns Commercial Mortgage
   6.000%, 12/01/36                             292             309           Securities, CMBS,
   6.000%, 08/01/37                             857             906           Ser 2004-PWR5, Cl A4
   6.000%, 11/01/37                             662             700           4.831%, 07/11/42                             485             471
   5.500%, 05/01/23                              65              69        Bear Stearns Commercial Mortgage
   5.500%, 12/01/35                             507             532           Securities, CMBS,
   5.500%, 01/01/36                             386             406           Ser 2005-T20, Cl A2 (E)
   5.500%, 02/01/36                             257             270           5.127%, 10/12/42                             510             518
   5.500%, 04/01/36                              84              88        Bear Stearns Commercial Mortgage
   5.500%, 11/01/36                             409             429           Securities, CMBS,
   5.500%, 11/01/36                             404             423           Ser 2006-PW13, Cl A4
   5.500%, 12/01/36                             740             777           5.540%, 09/11/41                             380             363
   5.500%, 08/01/37                             338             355        Bear Stearns Commercial Mortgage
   5.500%, 03/01/38                             458             480           Securities, CMBS,
   5.500%, 06/01/38                             481             504           Ser 2006-PW14, Cl A4
   5.500%, 12/01/38                             680             713           5.201%, 12/11/38                             290             269
   5.000%, 12/01/23                             213             223        Bear Stearns Commercial Mortgage
   5.000%, 03/01/24                             298             313           Securities, CMBS,
   5.000%, 03/01/36                             391             405           Ser 2006-T22, Cl A2 (E)
   5.000%, 03/01/38                           1,253           1,297           5.629%, 04/12/38                             305             307
   5.000%, 04/01/38                              98             102        Chase Mortgage Finance, CMO,
   5.000%, 05/01/38                             750             776           Ser 2006-A1, Cl 4A1 (D)
   5.000%, 05/01/38                           1,170           1,211           6.177%, 09/25/36                             384             325
_____________________________________________________________________      Citicorp Mortgage Securities, CMO,
                                                                              Ser 2006-3, Cl 2A1
                                                                              5.500%, 06/25/21                             252             241
                                                                           _____________________________________________________________________

                                                                 77

OLD MUTUAL BARROW HANLEY CORE BOND FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

                                        Face Amount
Description                                (000)        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Mortgage Related - continued                                               Money Market Fund - 3.0%
Citigroup Commercial Mortgage Trust, CMBS,                                 Dreyfus Cash Management Fund,
   Ser 2004-C2, Cl A3                                                         Institutional Class, 0.182% (A)        1,584,529     $     1,585
   4.380%, 10/15/41                        $    475     $       475                                                                _____________
Citigroup/Deutsche Bank Commercial
   Mortgage Trust, CMBS,                                                   Total Money Market Fund (Cost $1,585)                         1,585
   Ser 2007-CD5, Cl A4 (E)                                                 _____________________________________________________________________
   5.886%, 11/15/44                             690             644
JP Morgan Chase Commercial                                                 Total Investments - 99.5% (Cost $49,769)                     52,370
   Mortgage Securities, CMBS,                                              _____________________________________________________________________
   Ser 2004-CBX, Cl A4
   4.529%, 01/12/37                             150             150        Other Assets and Liabilities, Net - 0.5%                        258
JP Morgan Chase Commercial                                                 _____________________________________________________________________
   Mortgage Securities, CMBS,
   Ser 2005-LDP1, Cl A2                                                    Total Net Assets - 100.0%                               $    52,628
   4.625%, 03/15/46                             559             557        _____________________________________________________________________
JP Morgan Chase Commercial
   Mortgage Securities, CMBS,                                              For descriptions of abbreviations and footnotes, please refer to
   Ser 2006-LDP9, Cl A3                                                    page 103.
   5.336%, 05/15/47                             230             197
Prime Mortgage Trust, CMO,                                                 Other Information:
   Ser 2005-2, Cl 1A3
   5.250%, 07/25/20                             416             420        The Fund utilizes various inputs in determining the value of its
Wells Fargo Mortgage Backed                                                investments as of the reporting period end. These inputs are
   Securities Trust, CMO,                                                  summarized in three broad levels as follows:
   Ser 2006-11, Cl A8
   6.000%, 09/25/36                             223             195        Level 1 - quoted prices in active markets for identical securities
                                                        _____________      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment
Total Mortgage Related (Cost $5,673)                          5,840                  speeds, credit risk, etc.)
_____________________________________________________________________      Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)
Asset-Backed Securities - 1.0%
                                                                           The inputs or methodology used for valuing securities are not
Automobile - 0.4%                                                          necessarily an indication of the risk associated with investing in
Honda Auto Receivables Owner Trust,                                        those securities. A summary of the inputs used as of September 30,
   Ser 2009-3, Cl A4                                                       2009 in valuing the Fund's net assets were as follows (000):
   3.300%, 09/15/15                             205             206
                                                        _____________
                                                                                   Description         Level 1    Level 2    Level 3    Total
Total Automobile                                                206        _____________________________________________________________________
_____________________________________________________________________
                                                                           Investments
Other - 0.6%                                                                  Corporate Bond           $    -     $23,420      $-      $23,420
John Deere Owner Trust,                                                       U.S. Government
   Ser 2009-A, Cl A3                                                             Agency Obligations         -      14,537       -       14,537
   2.590%, 10/15/13                             180             183           U.S. Treasury
John Deere Owner Trust,                                                          Obligations                -       6,495       -        6,495
   Ser 2009-A, Cl A4                                                          Mortgage Related              -       5,840       -        5,840
   3.960%, 05/16/16                             100             104           Asset-Backed Securities       -         493       -          493
                                                        _____________         Money Market Fund         1,585           -       -        1,585
                                                                           _____________________________________________________________________
Total Other                                                     287
                                                        _____________      Total Investments           $1,585     $50,785      $-      $52,370
                                                                           _____________________________________________________________________
Total Asset-Backed Securities (Cost $485)                       493
_____________________________________________________________________      Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 78

OLD MUTUAL CASH RESERVES FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Wellington Management Company, LLP

Performance Highlights

o    For the six-month period ended September 30, 2009, the Old Mutual Cash Reserves Fund (the "Fund") was in line with its benchmark, the Lipper Money Market Funds Average (the "Index"). The Fund's Class Z shares and the Index both posted a 0.05%
     return.

o    During the period ended September 30, 2009, all fixed income sectors outperformed duration equivalent U.S. Treasuries as investors continued to have strong demand for riskier assets.

o    Throughout the period, Wellington Management Company, LLP, the Fund's sub-adviser, extended the average maturity of the Fund and concentrated in higher quality government issues, contributing positively to performance for the period. The average maturity of the Fund was 77 days at September 30, 2009.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2009, the Old Mutual Cash Reserves Fund (the "Fund") was in line with its benchmark, the Lipper Money Market Funds Average (the "Index"). The Fund's Class Z shares and the Index both posted a 0.05%
     return. Performance for all share classes can be found on page 80.

Q.   What investment environment did the Fund face during the past period?

A.   During the six-month period ended September 30, 2009, all fixed income sectors outperformed duration equivalent U.S. Treasuries as investors continued to have strong demand for riskier assets. The positive performance of fixed income sectors was due to tightening spreads as the Term Asset-Backed Securities Loan Facility was expanded to include commercial mortgage-backed securities. The announcement of additional government programs to help banks clear toxic assets off their balance sheets was also supportive for fixed income spreads. The positive performance of fixed income sectors was also helped as a result of spread tightening, as their historically wide spreads remained attractive compared to the low yields from U.S. Treasuries.
     Economic releases during the period were mostly better than expected with the exception of readings on the U.S. labor market, which continued to disappoint. The mostly positive readings on manufacturing and housing gave hope to investors that the positive momentum in economic growth might continue through the remainder of 2009.

Q.   Which market factors influenced the Fund's relative performance?

A.   Short-term bond yields were mixed during the period, as short-term rates fell due to continued weakness in the U.S. economy and unconventional actions taken by the U. S. Federal Reserve Board (the "Fed") to spur economic activity, such as quantitative easing. Long-term rates, however, rose due to inflation concerns. Yields on two-year U. S. Treasury notes increased 0.15% to end the period at 0.95%. Six-month and one-year London Inter-Bank Offer Rates ("LIBOR") both decreased during the period as six-month LIBOR decreased 1.11% to 0.63%, and one-year LIBOR decreased 0.71% to 1.26%.

Q.   How did portfolio composition affect Fund performance?

A.   Throughout the period, Wellington Management Company, LLP ("Wellington Management"), the Fund's sub-adviser, extended the average maturity of the Fund and concentrated in higher quality government issues, contributing positively to performance for the period. The average maturity of the Fund was 77 days at September 30, 2009.

Q.   What is the investment outlook for the short-term fixed income market?

A.   Wellington Management expects volatility to remain lower than the levels reached during the financial crisis and it expects spread recovery to continue, though at a slower pace than what has occurred during the current period. Wellington Management believes the Fed is likely to keep short-term rates low for a considerable period of time.

                                                                                                                  Cash Reserves Fund

                                                                 79

OLD MUTUAL CASH RESERVES FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2009
____________________________________________________________________________________________________________________________________

                                                                                           Annualized     Annualized     Annualized
                                           Inception     7-Day     6 Month     1 Year        5 Year        10 Year       Inception
                                             Date        Yield     Return      Return        Return        Return         to Date
____________________________________________________________________________________________________________________________________

Class Z                                    04/04/95      0.10%      0.05%       0.58%         2.78%         2.64%          3.35%
Class A                                    06/04/07      0.10%      0.05%       0.48%          n/a           n/a           1.88%
Class C with load                          06/04/07      0.10%     (0.95)%     (0.79)%         n/a           n/a           1.37%
Class C without load                       06/04/07      0.10%      0.05%       0.21%          n/a           n/a           1.37%
Institutional Class                        06/04/07      0.10%      0.34%       1.07%          n/a           n/a           2.40%
Lipper Money Market Funds Average          03/31/95       n/a       0.05%       0.50%         2.72%         2.59%          3.35%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Adviser has voluntarily agreed to reimburse expenses to the extent necessary to maintain a minimum yield of 0.10% for each share class. The agreement to reimburse expenses is voluntary and may be modified or discontinued by the Adviser at any time. Information about these performance results and the comparative index can be found on pages 1-3.

Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase.
Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 29, 2009 prospectuses) are 1.10% and 0.73%; 4.23% and 0.98%; 2.98% and 1.73%; and 6,149.85% and 0.73%, respectively.

Return on a $10,000 Investment
____________________________________________________________________________________________________________________________________
[BAR GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Cash Reserves Fund, Class Z	Lipper Money Market Funds Average
1 year return	0.58%	0.50%

Past performance is not a guarantee of future results. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares. An investment in the Fund is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at
$1.00 per share, it is possible to lose money by investing in the Fund.

Asset Class Weightings as of September 30, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Certificates of Deposit	20.9%
Commercial Paper	16.9%
Corporate Bonds	2.3%
Repurchase Agreement	6.7%
U.S. Government Obligations	53.2%

                                                                 80

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

U.S. Government Agency Obligations - 53.1%                                 Commercial Paper (F) - continued
                                                                           NY Life
FHLB (F)                                                                      0.210%, 10/27/2009                  $        300     $       300
   0.380%, 10/30/2009                  $        650     $       650        Park Avenue Receivables
   0.350%, 10/16/2009                           500             500           0.200%, 10/01/2009                           400             400
   0.310%, 12/04/2009                           500             500        Ranger Funding
   0.310%, 01/13/2010                           500             500           0.220%, 10/21/2009                           350             350
   0.300%, 01/08/2010                           700             699        York Town Capital
   0.300%, 01/20/2010                           500             499           0.200%, 10/23/2009                           400             400
   0.295%, 01/22/2010                           600             599                                                                _____________
   0.295%, 02/10/2010                         1,000             999
   0.175%, 11/04/2009                         1,500           1,500        Total Commercial Paper (Cost $5,300)                          5,300
FHLMC                                                                      _____________________________________________________________________
   0.420%, 10/05/2009 (F)                       750             750
   0.340%, 11/02/2009 (F)                       600             600        Certificates of Deposit - 20.9%
   0.339%, 02/04/2010, MTN (D)                  275             275        BNP Paribas
   0.300%, 01/25/2010 (F)                     1,500           1,499           0.950%, 11/02/2009                           400             400
   0.295%, 02/08/2010 (F)                       600             599           0.330%, 10/08/2009                           500             500
   0.255%, 02/22/2010 (F)                       600             599        Bank of America
   0.250%, 11/16/2009 (F)                       500             500           0.750%, 12/03/2009                           400             400
   0.245%, 03/31/2010 (F)                       500             499           0.610%, 01/06/2010                           300             300
   0.240%, 03/01/2010 (F)                       700             699        Bank of Nova Scotia
   0.240%, 03/23/2010 (F)                       500             499           0.330%, 03/04/2010                           400             400
   0.205%, 03/15/2010 (F)                       700             699        Calyon
   0.205%, 03/22/2010 (F)                       400             400           0.830%, 11/10/2009                           300             300
   0.200%, 04/07/2010 (F)                       600             599        Calyon New York
FNMA (F)                                                                      0.970%, 02/26/2010 (D)                       300             300
   0.415%, 10/07/2009                           400             400        Canadian Imperial Bank of Commerce
   0.375%, 10/14/2009                           400             400           0.885%, 05/26/2010 (D)                       300             300
   0.175%, 11/12/2009                           800             800        Citibank
   0.300%, 01/05/2010                           400             400           0.250%, 12/02/2009                           450             450
                                                        _____________      DNB Bank
                                                                              0.670%, 12/09/2009                           300             300
Total U.S. Government Agency Obligations                                      0.270%, 01/15/2010                           300             300
   (Cost $16,663)                                            16,663        Rabobank
_____________________________________________________________________         0.270%, 01/19/2010                           300             300
                                                                           Societe Generale
Commercial Paper (F) - 16.9%                                                  0.680%, 11/16/2009                           300             300
Cafco                                                                         0.250%, 01/14/2010                           300             300
   0.240%, 11/06/2009                           400             400        Svenska Handelsbanken
Chariot Funding                                                               0.871%, 06/10/2010 (D)                       200             200
   0.190%, 10/20/2009                           400             400           0.800%, 11/12/2009                           300             300
Ciesco                                                                        0.350%, 11/09/2009                           300             300
   0.280%, 10/21/2009                           400             400        Toronto Dominion
Clipper                                                                       0.300%, 04/12/2010                           300             300
   0.220%, 10/01/2009                           400             400        UBS/Stamford
CRC Funding                                                                   0.855%, 03/02/2010                           300             300
   0.270%, 10/23/2009                           300             300           0.550%, 10/19/2009                           300             300
Falcon                                                                                                                             _____________
   0.250%, 10/06/2009                           300             300
General Electric Capital                                                   Total Certificates of Deposit (Cost $6,550)                   6,550
   0.180%, 10/22/2009                           750             750        _____________________________________________________________________
HSBC Bank
   0.180%, 10/26/2009                           300             300        Corporate Bond - 2.3%
Jupter Securitization                                                      Procter & Gamble, MTN,
   4.370%, 02/07/2008                           400             400           0.714, 02/08/2010 (D)                        210             210
Kitty Hawk Funding                                                         Procter & Gamble
   0.240%, 11/04/2009                           200             200        International Funding
_____________________________________________________________________         0.478%, 05/07/2010 (D)                       120             120
                                                                           Toyota Motor Credit, MTN,
                                                                              1.746%, 01/29/2010 (D)                       387             387
                                                                                                                                   _____________

                                                                           Total Corporate Bond (Cost $717)                                717
                                                                           _____________________________________________________________________

                                                                 81

OLD MUTUAL CASH RESERVES FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)
_____________________________________________________________________
                                           Face
Description                            Amount (000)     Value (000)
_____________________________________________________________________
Repurchase Agreement - 6.7%
Deutsche Bank Securities 0.08%,
   dated 09/30/09, to be repurchased
   on 10/01/2009, repurchase
   price $2,100,005 (collateralized
   by various U.S. Government
   Obligations ranging from
   $1,043,882 - $1,824,772,
   5.000% - 7.000%, 06/01/2035 -
   05/01/2037, total market value
   $2,131,795) (G)                     $      2,100     $     2,100
                                                        _____________

Repurchase Agreement (Cost $2,100)                            2,100
_____________________________________________________________________

Total Investments - 99.9% (Cost $31,330)                     31,330
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.1%                         18

_____________________________________________________________________

Total Net Assets - 100.0%                                 $  31,348
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 103.

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment
          speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of September 30,
2009 in valuing the Fund's net assets were as follows (000):

   Description                  Level 1   Level 2   Level 3    Total
_____________________________________________________________________

Investments
   U.S. Government
      Agency Obligations          $-      $16,663     $-      $16,663
   Commercial Paper                -        5,300      -        5,300
   Certificates of Deposit         -        6,550      -        6,550
   Corporate Bond                  -          717      -          717
   Repurchase Agreement            -        2,100      -        2,100
_____________________________________________________________________

Total Investments                 $-      $31,330     $-      $31,330
_____________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 82

OLD MUTUAL DWIGHT HIGH YIELD FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Performance Highlights

o    For the six-month period ended September 30, 2009, the Old Mutual Dwight High Yield Fund (the "Fund") outperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index (the "Index"). The Fund's Institutional Class shares posted a 42.50% return versus a 40.57% return for the Index.

o    Overall, the high yield market tightened over U.S. Treasuries. Defaults continued to increase, but because many of the defaults that occurred were well anticipated, they did not negatively impact the overall market.

o    The Fund had extended into more cyclical industries from its previously defensive positioning in energy and consumer noncyclical sectors, which contributed to performance. Furthermore, the Fund reduced its overweight allocation to BB rated securities and increased its overweight allocation to B rated securities, which also had a positive impact on Fund performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2009, the Old Mutual Dwight High Yield Fund (the "Fund") outperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index (the "Index"). The Fund's Institutional Class shares posted a 42.50% return versus a 40.57% return for the Index.

Q.   What investment environment did the Fund face during the past period?

A.   The high yield market posted a strong total return during the six-month period ended September 30, 2009, outperforming duration matched U.S. Treasuries. Outperformance was driven by the lowest credit tiers, as the sector returned to normal valuation levels. Spreads tightened as investors raced to add more risk amid improvement in economic numbers and the reopening of the primary issuance market.

Q.   Which market factors influenced the Fund's relative performance?

A.   Overall, the high yield market tightened over U.S. Treasuries. Defaults continued to increase, but because many of the defaults that occurred were well anticipated, they did not negatively impact the overall market.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund had extended into more cyclical industries from its previously defensive positioning in energy and consumer noncyclical sectors, which contributed to performance. Furthermore, the Fund reduced its overweight allocation to BB rated securities and increased its overweight allocation to B rated securities, which also had a positive impact on Fund performance.

                                                                                                              Dwight High Yield Fund

                                                                 83

OLD MUTUAL DWIGHT HIGH YIELD FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Top Ten Holdings
as of September 30, 2009

Discover Financial Services
10.250%, 07/15/19                                                           2.9%
___________________________________________________________________________________

Xerox Capital Trust I
8.000%, 02/01/27                                                            2.8%
___________________________________________________________________________________

Case 7.250%, 01/15/16                                                       2.8%
___________________________________________________________________________________

Ford Motor Credit
7.500%, 08/01/12                                                            2.8%
___________________________________________________________________________________

Valassis Communications
8.250%, 03/01/15                                                            2.7%
___________________________________________________________________________________

PE Paper Escrow 144A
12.000%, 08/01/14                                                           2.7%
___________________________________________________________________________________

Frontier Communications
9.000%, 08/15/31                                                            2.6%
___________________________________________________________________________________

Teck Resources
10.750%, 05/15/19                                                           2.5%
___________________________________________________________________________________

Syniverse Technologies
7.750%, 08/15/13                                                            2.5%
___________________________________________________________________________________

Cascades 7.250%, 02/15/13                                                   2.5%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           26.8%
___________________________________________________________________________________

Q.   What is the investment outlook for the high yield fixed income market?

A.   Despite increasing defaults and a tepid economic recovery, Dwight Asset Management Company LLC ("Dwight"), the Fund's
     sub-adviser, believes that high yield spreads remain compensatory given identifiable risks. Nevertheless, spreads of lower quality names have rallied much more relative to higher quality tiers and offer less compelling risk adjusted return potential.
     Dwight expects to continue to be active participants in the primary market given attractive pricing and deal structure, but will reassess its overall strategy pending changes in the quality and depth of the primary market.

Dwight High Yield Fund

                                                                 84

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2009
____________________________________________________________________________________________________________________________________

                                                                                                                      Annualized
                                                                           Inception       6 Month       1 Year       Inception
                                                                             Date          Return        Return        to Date
____________________________________________________________________________________________________________________________________

Institutional Class                                                        11/19/07        42.50%        34.55%        13.68%
Barclays Capital U.S.Corporate High-Yield Bond Index                       11/19/07        40.57%        22.34%         5.77%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's
Institutional Class shares (as reported in the July 29, 2009 prospectus) are 1.06% and 0.81%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Dwight High Yield Fund, Institutional Class	Barclays Capital U.S. Corporate High-Yield Index
11/19/07	10,000	10,000
03/31/08	9,673	9,788
03/31/09	8,921	7,898
09/30/09	12,713	11,102

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund on the inception date of November 19, 2007 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of September 30, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Asset-Backed Securities	1.8%
Cash Equivalents	0.3%
Corporate Bonds	94.3%
Mortgage Related	1.5%
Corporate Term Loan	2.1%

                                                                 85

OLD MUTUAL DWIGHT HIGH YIELD FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

                                        Face Amount                                                                Face Amount
Description                                (000)        Value (000)        Description                                (000)        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bond - 93.4%                                                     Corporate Bond - continued
ACCO Brands 144A,                                                          GMAC 144A,
   10.625%, 03/15/15                       $    300     $       313           7.000%, 02/01/12                        $    153     $       142
Alliance One International 144A,                                           Goodyear Tire & Rubber
   10.000%, 07/15/16                            300             310           10.500%, 05/15/16                            300             325
American Capital                                                           Interface
   8.850%, 08/01/12                             100              83           9.500%, 02/01/14                             125             124
Aramark                                                                    Interface 144A,
   3.983%, 02/01/15 (D)                         173             150           11.375%, 11/01/13                            125             136
Arch Coal 144A,                                                            Interpublic Group 144A,
   8.750%, 08/01/16                             200             206           10.000%, 07/15/17                            300             324
Ashtead Holdings 144A,                                                     JBS USA/JBS USA Finance 144A,
   8.625%, 08/01/15                             300             288           11.625%, 05/01/14                            284             305
Axtel SAB de CV 144A,                                                      Kansas City Southern de Mexico SA de CV
   9.000%, 09/22/19                             200             203           9.375%, 05/01/12                              75              76
Belo                                                                       Kansas City Southern Railway
   6.750%, 05/30/13                             200             188           8.000%, 06/01/15                             125             127
Bway 144A,                                                                 Limited Brands 144A,
   10.000%, 04/15/14                            250             264           8.500%, 06/15/19                             150             157
Capital One Capital V                                                      Macy's Retail Holdings
   10.250%, 08/15/39                            150             166           8.875%, 07/15/15                             125             130
Cascades                                                                   Mashantucket Pequot Tribe 144A,
   7.250%, 02/15/13                             350             343           8.500%, 11/15/15                             700             254
Case                                                                       MGM Mirage
   7.250%, 01/15/16                             410             393           6.625%, 07/15/15                              80              62
Casella Waste Systems 144A,                                                   5.875%, 02/27/14                              90              71
   11.000%, 07/15/14                            300             315        PE Paper Escrow 144A,
Cenveo 144A,                                                                  12.000%, 08/01/14                            350             378
   10.500%, 08/15/16                            230             216        Peninsula Gaming 144A,
CEVA Group 144A,                                                              10.750%, 08/15/17                            180             181
   11.625%, 10/01/16                            275             267        PNC Preferred Funding Trust III 144A,
Chesapeake Energy                                                             8.700%, 02/28/49 (E)                         350             330
   6.375%, 06/15/15                             128             119        Provident
Coleman Cable                                                                 7.250%, 03/15/28                             367             275
   9.875%, 10/01/12                             300             277        Royal Caribbean Cruises
Commercial Barge Line 144A,                                                   7.000%, 06/15/13                             350             333
   12.500%, 07/15/17                            300             312        Steel Dynamics
Constellation Brands                                                          6.750%, 04/01/15                             150             144
   8.125%, 01/15/12                             150             150        Sun Media
Con-way                                                                       7.625%, 02/15/13                             320             245
   7.250%, 01/15/18                             125             127        Syniverse Technologies
   6.700%, 05/01/34                             275             210           7.750%, 08/15/13                             375             347
Denbury Resources                                                          Teck Resources
   7.500%, 12/15/15                             200             198           10.750%, 05/15/19                            300             349
Discover Financial Services                                                Terex
   10.250%, 07/15/19                            350             401           10.875%, 06/01/16                            250             272
E*Trade Financial                                                          Toys R US
   7.875%, 12/01/15                             261             230           7.875%, 04/15/13                              80              77
Evraz Group 144A,                                                          True Temper Sports
   9.500%, 04/24/18                             240             230           8.375%, 09/15/11 (K)(L)                      325               2
Ford Motor Credit                                                          United Air Lines
   7.500%, 08/01/12                             400             384           12.750%, 07/15/12                            315             315
Freedom Group 144A,                                                        Valassis Communications
   10.250%, 08/01/15                            150             159           8.250%, 03/01/15                             427             383
Frontier Communications                                                    _____________________________________________________________________
   9.000%, 08/15/31                             367             360
_____________________________________________________________________

                                                                 86

_____________________________________________________________________
                                                                           Other Information:
                                        Face Amount
Description                            (000)/Shares     Value (000)        The Fund utilizes various inputs in determining the value of its
_____________________________________________________________________      investments as of the reporting period end. These inputs are summarized in three broad levels as follows:
Corporate Bond - continued
Xerox Capital Trust I                                                      Level 1 - quoted prices in active markets for identical securities
   8.000%, 02/01/27                        $    405     $       396        Level 2 - other significant observable inputs (including quoted
                                                        _____________                prices for similar securities, interest rates, prepayment
                                                                                     speeds, credit risk, etc.)
Total Corporate Bond (Cost $12,773)                          13,122        Level 3 - significant unobservable inputs (including the Fund's
_____________________________________________________________________                own assumption in determining the fair value of investments)

Corporate Term Loan - 2.1%                                                 The inputs or methodology used for valuing securities are not
Navistar International                                                     necessarily an indication of the risk associated with investing in
   4.282%, 01/19/12 (D)                         220             292        those securities. A summary of the inputs used as of September 30,
                                                        _____________      2009 in valuing the Fund's net assets were as follows (000):

Total Corporate Term Loan (Cost $252)                           292            Description            Level 1     Level 2    Level 3     Total
_____________________________________________________________________      _____________________________________________________________________

Asset-Backed Securities - 1.7%                                             Investments
Home Equity - 0.4%                                                            Corporate Bond             $-       $13,122       $-       $13,122
Residential Funding Mortgage Securities II,                                   Mortgage Related            -           208        -           208
   Ser 2005-HI3, Cl A2                                                        Corporate Term Loan         -           292        -           292
   5.090%, 09/25/35                               8               8           Asset-Backed Securities     -           249        -           249
Residential Funding Mortgage Securities II,                                   Money Market Fund          37             -        -            37
   Ser 2006-HSA2, Cl AI2 (E)                                               _____________________________________________________________________
   5.494%, 03/25/36                              64              55
                                                        _____________      Total Investments            $37       $13,871       $-       $13,908
                                                                           _____________________________________________________________________
Total Home Equity                                                63
_____________________________________________________________________      Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used in determining fair value (000).
Other - 1.3%
Countrywide Asset-Backed Certificates,                                                                                               Investments
   Ser 2003-2, Cl M2 (D)                                                   _____________________________________________________________________
   2.721%, 03/26/33                             245              66
Textainer Marine Containers 144A,                                          Balance as of March 31, 2009                                  $  187
   Ser 2005-1A, Cl A (D)                                                      Realized gain (loss)                                           58
   0.493%, 05/15/20                             170             120           Change in unrealized appreciation (depreciation)                4
                                                        _____________         Accrued discounts/premiums                                      2
                                                                              Net purchases (sales)                                        (251)
Total Other                                                     186           Transfers in and/or out of Level 3                              -
                                                        _____________      _____________________________________________________________________

Total Asset-Backed Securities (Cost $431)                       249        Balance as of September 30, 2009                              $    -
_____________________________________________________________________      _____________________________________________________________________

Mortgage Related - 1.5%                                                    The information used in the above reconciliation represents fiscal
Deutsche ALT-A Securities Alternate                                        year to date activity for any investment in securities identified as
   Loan Trust CMO,                                                         using Level 3 inputs at either the beginning or the end of the current
   Ser 2007-RMP1, Cl A1B (D)                                               reporting period. Transfers in and/or out of Level 3 represents either
   0.366%, 12/25/36                              98              97        the beginning value (for transfers in), or the ending value (for
Granite Master Issuer CMO,                                                 transfers out) of any security where a change in the input level
   Ser 2007-1, Cl 2A1 (D)                                                  occurred from the beginning to the end of the reporting period.
   0.316%, 12/20/54                             131             111
                                                        _____________      Refer to the "Security Valuation" section of Note 2 for further information.
Total Mortgage Related (Cost $213)                              208
_____________________________________________________________________

Money Market Fund - 0.3%
Dreyfus Cash Management Fund,
   Institutional Class, 0.182% (A)           37,202              37
                                                        _____________

Total Money Market Fund (Cost $37)                               37
_____________________________________________________________________

Total Investments - 99.0% (Cost $13,706)                     13,908
_____________________________________________________________________

Other Assets and Liabilities, Net - 1.0%                        142
_____________________________________________________________________

Total Net Assets - 100.0%                               $    14,050
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page
103.

The accompanying notes are an integral part of the financial statements.

                                                                 87

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND
________________________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Performance Highlights

o    For the six-month period ended September 30, 2009, the Old Mutual Dwight Intermediate Fixed Income Fund (the "Fund")
     outperformed its benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index (the "Index"). The Fund's Class Z
     shares posted a 6.45% return versus a 4.94% return for the Index.

o    From April 2009 through June 2009, an overweight to the commercial mortgage-backed securities ("CMBS") sector was a strong contributor to the Fund's outperformance, as CMBS bonds rallied. The Fund benefited from an overweight position to the asset-backed securities ("ABS") sector as well, as the sector exhibited strong performance. In addition, an underweight allocation to residential mortgage-backed securities and an overweight allocation to investment grade corporate bonds contributed positively. The Fund's allocation to high yield bonds also helped as the sector rebounded substantially.

o    From July 2009 through September 2009, the Fund's modest overweight to investment grade corporate bonds and significant allocation to high yield corporate bonds were positive contributors to performance as corporate spreads continued to rally. In addition, significant overweight positions in CMBS and ABS securities were positive contributors. A significant underweight position in U.S. Treasuries also had a positive impact, as risk assets continued to outperform their duration matched U.S.
     Treasury counterparts.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2009, the Old Mutual Dwight Intermediate Fixed Income Fund (the "Fund")
     outperformed its benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index (the "Index"). The Fund's Class Z
     shares posted a 6.45% return versus a 4.94% return for the Index. Performance for all share classes can be found on page 90.

Q.   What investment environment did the Fund face during the past period?

A.   From April 2009 through June 2009, an ongoing recovery in credit markets led the bond markets higher despite a sharp rise in
     U.S. Treasury yields. Improving liquidity conditions and growing indications that the economy was poised to return to positive growth helped corporate bonds post high returns.

     From July 2009 through September 2009, virtually every major sector of the bond markets produced generous returns as long-term interest rates fell and credit spreads continued their impressive move tighter. A return to economic growth and continued
     improvements in the health of the financial system helped propel high returns on corporate bonds.

Q.   Which market factors influenced the Fund's relative performance?

A.   From April 2009 through June 2009, commercial mortgage-backed securities ("CMBS") provided excess returns as the U.S. Federal
     Reserve Board (the "Fed") expanded its Term Asset-Backed Securities Loan Facility ("TALF") program to allow for the inclusion of high quality, legacy CMBS assets. The ongoing success of TALF also led to strong performance by the asset-backed securities
     ("ABS") sector, which outperformed U.S. Treasuries. Mortgage-backed securities ("MBS") posted excess returns. High yield corporate bonds staged a rally, as many of the same themes boosting investment grade corporate bonds had an exaggerated impact on the more volatile high yield sector.

     From July 2009 through September 2009, the CMBS market was boosted by prospects of increased demand, fueled by the expected fourth quarter 2009 launch of the U.S. Treasury's Public-Private Investment Program ("PPIP"). Similarly, the ABS sector continued to benefit from the Fed's TALF program and produced excess returns. Agency mortgages saw a widening of spreads, as investors migrated towards higher yielding sectors. Nonetheless, the yield advantage of the MBS sector helped produce excess returns over U.S. Treasuries. High yield corporate bonds extended their rally and produced high returns.

Q.   How did portfolio composition affect Fund performance?

A.   From April 2009 through June 2009, an overweight to the CMBS sector was a strong contributor to the Fund's outperformance, as
     CMBS bonds rallied. The Fund benefited from an overweight position to the ABS sector as well, as the sector exhibited strong performance. In addition, an underweight allocation to residential MBS securities and an overweight allocation to investment grade corporate bonds contributed positively. The Fund's allocation to high yield bonds also helped as the sector rebounded substantially.

     From July 2009 through September 2009, the Fund's modest overweight to investment grade corporate bonds and significant allocation to high yield corporate bonds were positive contributors to performance as corporate spreads continued to rally. In addition, significant overweight positions in CMBS and ABS securities were positive contributors. A significant underweight position in U.S. Treasuries also had a positive impact, as risk assets continued to outperform their duration matched U.S.
     Treasury counterparts.

Dwight Intermediate Fixed Income Fund

                                                                 88

Top Ten Holdings
as of September 30, 2009*

U.S. Treasury Note
1.125%, 06/30/11                                                            5.7%
___________________________________________________________________________________

FNMA
5.500%, 01/01/36                                                            4.0%
___________________________________________________________________________________

U.S. Treasury Note
2.375%, 08/31/14                                                            3.6%
___________________________________________________________________________________

FNMA
5.500%, 08/01/37                                                            3.3%
___________________________________________________________________________________

FNMA
6.000%, 04/01/39                                                            2.8%
___________________________________________________________________________________

FHLMC Gold
4.500%, 05/01/23                                                            2.4%
___________________________________________________________________________________

FNMA
6.000%, 06/01/36                                                            2.1%
___________________________________________________________________________________

FNMA
6.000%, 02/01/39                                                            1.9%
___________________________________________________________________________________

GNMA
5.000%, 09/20/39                                                            1.8%
___________________________________________________________________________________

FNMA
5.000%, 02/01/36                                                            1.8%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           29.4%
___________________________________________________________________________________

*Excludes short-term money market fund.

Q.   What is the investment outlook for the fixed income market?

A.   Dwight Asset Management Company LLC ("Dwight"), the Fund's sub-adviser, believes that corporate balance sheets generally remain strong and that as market liquidity and spread levels continue to normalize, issuer specific risk should overtake systemic risk as the key driver of investment grade corporate bond returns. Dwight continues to favor the CMBS sector from a relative value standpoint, and will look to take advantage of short-term TALF and PPIP rallies. Dwight believes that, though the outlook for the general health of the consumer is still bleak, solid risk adjusted yields in the consumer sector of the ABS market offer opportunities to selectively reinvest. The Fed has completed the bulk of its purchase program and Dwight is concerned that mortgages will underperform without this large buyer in the market, but it continues to hold a core agency position in bonds with specific characteristics that shield them from large prepayments. In the high yield sector, Dwight believes that spreads remain compensatory given identifiable risks. Dwight notes that spreads of lower quality names have rallied much more relative to higher quality tiers, however, and offer less compelling risk adjusted return potential.

                                                                                               Dwight Intermediate Fixed Income Fund

                                                                 89

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2009
____________________________________________________________________________________________________________________________________

                                                                                                    Annualized      Annualized
                                                          Inception       6 Year       1 Year         5 Year         Inception
                                                            Date          Return       Return         Return          to Date
____________________________________________________________________________________________________________________________________

Class Z                                                   07/31/03         6.45%       11.54%          5.14%           5.61%
Class A with load                                         07/31/03         1.26%        6.09%          3.91%           4.55%
Class A without load                                      07/31/03         6.32%       11.36%          4.93%           5.38%
Class C with load                                         07/31/03         5.03%        9.59%          4.14%           4.59%
Class C without load                                      07/31/03         6.03%       10.59%          4.14%           4.59%
Institutional Class                                       12/20/06 (1)     6.48%       11.67%           n/a            6.51%
Barclays Capital U.S. Intermediate Aggregate Bond Index   07/31/03         4.94%        9.69%          5.02%           5.06%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 4.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 29, 2009 prospectuses) are 1.92% and
0.60%; 1.17% and 0.85%; 2.35% and 1.60%; and 0.77% and 0.52%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Dwight Intermediate Fixed Income Fund, Class Z	Barclays Capital U.S. Intermediate Aggregate Index
7/31/03	10,000	10,000
3/31/04	10,619	10,542
3/31/05	11,013	10,635
3/31/06	11,311	10,881
3/31/07	11,988	11,588
3/31/08	12,652	12,496
3/31/09	13,155	12,919
9/30/09	14,003	13,558

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of July 31, 2003 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of September 30, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Asset-Backed Securities	9.1%
Cash Equivalents	10.1%
Corporate Bonds	22.7%
Mortgage Related	9.4%
U.S. Government Obligations	34.9%
U.S. Treasury Obligations	13.8%

                                                                 90

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

                                        Face Amount                                                                Face Amount
Description                                (000)        Value (000)        Description                                (000)        Value (000)
_____________________________________________________________________      _____________________________________________________________________

U.S. Government Agency Obligations - 35.3%                                 U.S. Government Agency Obligations - continued
FNMA                                                                       GNMA
   6.500%, 11/01/36                        $    870     $       932           5.000%, 09/15/39                        $    100     $       104
   6.014%, 10/01/36 (D)                          47              50           5.000%, 09/20/39                           2,000           2,072
   6.000%, 02/01/23                              61              65                                                                _____________
   6.000%, 11/01/35                             262             278
   6.000%, 06/01/36                           2,269           2,405        Total U.S. Government Agency Obligations
   6.000%, 11/01/36                              77              81           (Cost $38,858)                                            39,682
   6.000%, 09/01/37                             103             109        _____________________________________________________________________
   6.000%, 10/01/37 (I)                         129             136
   6.000%, 02/01/39                           1,997           2,111        Corporate Bond - 23.0%
   6.000%, 04/01/39                           3,040           3,217        Allied Waste North America
   5.500%, 03/01/20                             102             109           7.875%, 04/15/13 (M)                       1,000           1,025
   5.500%, 04/01/21                              61              65        Anheuser-Busch InBev
   5.500%, 11/01/21                              74              78           Worldwide 144A,
   5.500%, 02/01/24                             104             110           7.750%, 01/15/19                             640             757
   5.500%, 06/01/33                             201             211        ArcelorMittal
   5.500%, 10/01/35                             463             486           9.000%, 02/15/15                             700             805
   5.500%, 01/01/36                           4,288           4,503        Arch Coal 144A,
   5.500%, 07/01/36                             144             152           8.750%, 08/01/16                             355             366
   5.500%, 01/01/37                             497             522        Ashtead Holdings 144A,
   5.500%, 08/01/37                              72              75           8.625%, 08/01/15                              44              42
   5.500%, 08/01/37                              17              18        AT&T
   5.500%, 08/01/37                             498             523           5.800%, 02/15/19                             750             803
   5.500%, 08/01/37                           3,563           3,742        Axtel SAB de CV 144A,
   5.000%, 03/01/20                              59              63           9.000%, 09/22/19                             210             213
   5.000%, 06/01/23                           1,274           1,338        Bank of America, MTN,
   5.000%, 09/01/35                             673             697           7.375%, 05/15/14                             214             238
   5.000%, 10/01/35                           1,887           1,956        Barclays Bank
   5.000%, 10/01/35                           1,321           1,369           5.000%, 09/22/16                             464             470
   5.000%, 11/01/35                             746             774        Belo
   5.000%, 02/01/36                           1,998           2,071           6.750%, 05/30/13                             103              97
   5.000%, 08/01/36                             292             302        BP Capital Markets
   4.500%, 02/01/35 (M)                         818             833           3.125%, 03/10/12                             247             255
FNMA TBA                                                                   CareFusion 144A,
   5.500%, 10/01/39                           1,600           1,674           5.125%, 08/01/14                              90              94
   5.000%, 10/15/20                             100             105        Carnival
FHLMC Gold                                                                    0.500%, 04/29/33 (H)                         368             244
   5.500%, 09/01/17                              56              60        Cascades
   5.500%, 02/01/21                             231             245           7.250%, 02/15/13                             161             158
   5.500%, 02/01/21                              32              34        Case New Holland
   5.500%, 05/01/21                              72              77           7.125%, 03/01/14                              25              25
   5.500%, 06/01/22                               2               3        Citigroup
   5.500%, 08/01/37                             121             127           5.850%, 07/02/13                             400             407
   5.500%, 01/01/38                             164             172        CNH America
   5.500%, 04/01/38 (M)                       1,219           1,279           7.250%, 01/15/16                             230             220
   5.500%, 09/01/38                             133             139        Con-way
   5.000%, 11/01/21                              19              20           7.250%, 01/15/18                              48              49
   5.000%, 12/01/35 (M)                         320             332           6.700%, 05/01/34                             182             139
   4.500%, 05/01/23 (M)                       1,083           1,123        Denbury Resources
   4.500%, 05/01/23 (M)                       2,637           2,735           9.750%, 03/01/16                             186             198
_____________________________________________________________________      Diamond Offshore Drilling
                                                                              5.875%, 05/01/19                             168             181
                                                                           DP World Sukuk 144A,
                                                                              6.250%, 07/02/17                             560             546
                                                                           D.R. Horton
                                                                              9.750%, 09/15/10                              60              62
                                                                           Embarq
                                                                              7.082%, 06/01/16                             560             608
                                                                           _____________________________________________________________________

                                                                 91

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

                                        Face Amount                                                                Face Amount
Description                                (000)        Value (000)        Description                                (000)        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bond - continued                                                 Corporate Bond - continued
Enterprise Products Operating                                              Peninsula Gaming 144A,
   9.750%, 01/31/14                        $    154     $       186           10.750%, 08/15/17                       $    120     $       121
   5.250%, 01/31/20                             153             153           8.375%, 08/15/15                              40              40
Evraz Group 144A,                                                          Pfizer
   8.875%, 04/24/13                             132             126           6.200%, 03/15/19                             325             366
Exelon                                                                     Philip Morris International
   4.900%, 06/15/15                             300             311           6.875%, 03/17/14                             805             920
Fiserv                                                                     PNC Bank NA
   6.800%, 11/20/17                             725             801           6.000%, 12/07/17                             565             578
Freeport-McMoRan                                                           Qwest Communications
   Copper & Gold                                                              International 144A,
   8.375%, 04/01/17                             109             116           8.000%, 10/01/15                             172             172
Frontier Communications                                                    Regions Bank
   8.125%, 10/01/18                              57              57           7.500%, 05/15/18                             250             227
General Electric Capital, MTN,                                             Rio Tinto Finance USA
   5.720%, 08/22/11                             305             309           8.950%, 05/01/14                             700             826
Goldman Sachs Group, MTN,                                                  Royal Caribbean Cruises
   6.000%, 05/01/14                             264             287           7.000%, 06/15/13                             185             176
Goodyear Tire & Rubber                                                        6.875%, 12/01/13                             123             115
   10.500%, 05/15/16                            405             439        Sempra Energy
Halliburton                                                                   6.500%, 06/01/16                             145             160
   6.150%, 09/15/19                             171             192        Steel Dynamics
Husky Energy                                                                  6.750%, 04/01/15                             272             260
   5.900%, 06/15/14                             450             485        Suncor Energy
Illinois Tool Works                                                           6.100%, 06/01/18                             181             189
   6.250%, 04/01/19                             180             206        SunTrust Bank
Ingersoll-Rand Global Holding                                                 7.250%, 03/15/18                             548             572
   9.500%, 04/15/14                              95             112        Teck Resources
Interface                                                                     10.750%, 05/15/19                            117             136
   9.500%, 02/01/14                             169             168           10.250%, 05/15/16                             25              28
Interface 144A,                                                               9.750%, 05/15/14                              50              55
   11.375%, 11/01/13                            190             206        Tengizchevroil Finance
JBS USA Finance 144A,                                                         SARL 144A,
   11.625%, 05/01/14                            257             276           6.124%, 11/15/14                             432             426
JC Penney                                                                  Terex
   9.000%, 08/01/12                              25              27           10.875%, 06/01/16                            284             310
John Deere Capital, MTN,                                                   Textron Financial
   5.250%, 10/01/12                             225             243           5.125%, 11/01/10                               9               9
JPMorgan Chase                                                             United Airlines
   6.300%, 04/23/19                             388             424           12.750%, 07/15/12                            515             515
Kansas City Southern                                                       Valassis Communications
   9.375%, 05/01/12                              99             100           8.250%, 03/01/15                              20              18
Limited Brands 144A,                                                       Verizon Wireless Capital 144A,
   8.500%, 06/15/19                             220             230           5.550%, 02/01/14                             375             405
Macy's Retail Holdings                                                        3.750%, 05/20/11                             350             361
   8.875%, 07/15/15                             241             251        Virginia Electric and Power
   5.350%, 03/15/12                              46              45           5.000%, 06/30/19                             475             496
Manufacturers & Traders Trust                                              Waste Management
   6.625%, 12/04/17                             225             231           6.375%, 03/11/15                              90             100
Morgan Stanley                                                             WEA Finance 144A,
   6.000%, 05/13/14                             317             337           7.125%, 04/15/18                             575             599
Nexen                                                                      Wells Fargo
   6.200%, 07/30/19                             340             353           4.375%, 01/31/13                             407             420
Oncor Electric Delivery                                                    Woodside Finance 144A,
   5.950%, 09/01/13                             360             390           8.125%, 03/01/14                             470             528
_____________________________________________________________________      _____________________________________________________________________

                                                                 92

_____________________________________________________________________      _____________________________________________________________________

                                        Face Amount                                                                Face Amount
Description                                (000)        Value (000)        Description                                (000)        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bond - continued                                                 Mortgage Related - continued
WPP Finance UK                                                             Banc of America Commercial
   8.000%, 09/15/14                        $    500     $       548           Mortgage, CMBS,
Xcel Energy                                                                   Ser 2006-5, Cl A1 (M)
   5.613%, 04/01/17                             293             313           5.185%, 09/10/47                        $  1,080     $     1,098
Xerox                                                                      Bear Stearns Commercial
   8.250%, 05/15/14                             620             705           Mortgage Securities, CMBS,
Xstrata Finance Canada 144A,                                                  Ser 2000-WF1, Cl A2 (E)
   5.500%, 11/16/11                              55              57           7.780%, 02/15/32                             413             415
                                                        _____________      CS First Boston Mortgage
                                                                              Securities, CMBS,
Total Corporate Bond (Cost $23,920)                          25,814           Ser 1997-C2, Cl D
_____________________________________________________________________         7.270%, 01/17/35                             235             244
                                                                           DLJ Commercial Mortgage,
U.S. Treasury Obligations - 13.9%                                             CMBS, Ser 2000-CF1,
U.S. Treasury Bond                                                            Cl A4 (E)(M)
   4.250%, 05/15/39                             500             517           8.020%, 06/10/33                              50              50
U.S. Treasury Inflation-                                                   FHLMC Multifamily Structured
   Indexed Bond                                                               Pass Through Certificates,
   2.375%, 01/15/25 (J)                         260             311           CMBS, K001, Cl A3 (E)(M)
U.S. Treasury Inflation-                                                      5.469%, 01/25/12                              21              22
   Indexed Note                                                            GMAC Commercial Mortgage
   2.000%, 01/15/14 (J)                         520             628           Securities, CMBS,
   2.000%, 07/15/14 (J)                         520             617           Ser 2003-C2, Cl A1
U.S. Treasury Note                                                            4.576%, 05/10/40                             876             897
   2.375%, 08/31/14                           4,024           4,039        GS Mortgage Securities Corp II,
   2.000%, 11/30/13                               5               5           CMBS, Ser 2004-GG2, Cl A4
   1.750%, 11/15/11                              50              51           4.964%, 08/10/38                             555             548
   1.375%, 05/15/12                              53              53        JP Morgan Chase Commercial
   1.125%, 06/30/11                           6,490           6,528           Mortgage Securities, CMBS,
   1.375%, 09/15/12                             410             409           Ser 2001-CIB2, Cl D (E)(M)
   1.000%, 08/31/11                           1,655           1,658           6.847%, 04/15/35                             150             151
   0.875%, 04/30/11                             800             802        JP Morgan Chase Commercial
                                                        _____________         Mortgage Securities, CMBS,
                                                                              Ser 2004-C2, Cl A1
Total U.S. Treasury Obligations (Cost $15,461)               15,618           4.278%, 05/15/41                              41              41
_____________________________________________________________________      JP Morgan Chase Commercial
                                                                              Mortgage Securities, CMBS,
Mortgage Related - 9.5%                                                       Ser 2005-CB13, Cl A1 (M)
Adjustable Rate Mortgage Trust,                                               3.635%, 01/12/43                               9               9
   CMO, Ser 2004-4, Cl 3A1 (E)                                             LB-UBS Commercial Mortgage
   4.614%, 03/25/35                              11               9           Trust, CMBS, Ser 2005-C7,
Asset Securitization, CMBS,                                                   Cl AM (E)
   Ser 1997-D5, Cl A1D                                                        5.263%, 11/15/40                           1,000             850
   6.850%, 02/14/43                             420             434        Merrill Lynch/Countrywide
Banc of America Commercial                                                    Commercial Mortgage Trust,
   Mortgage, CMBS,                                                            CMBS, Ser 2006-4, Cl A1 (E)(M)
   Ser 2001-1, Cl A2                                                          3.642%, 12/12/49                              41              41
   6.503%, 04/15/36                             429             444        MLCC Mortgage Investors, CMO,
Banc of America Commercial                                                    Ser 2005-A, Cl A1 (D)(M)
   Mortgage, CMBS,                                                            0.476%, 03/25/30                              14              10
   Ser 2001-PB1, Cl A2 (M)                                                 Morgan Stanley Capital I, CMBS,
   5.787%, 05/11/35                             444             459           Ser 2005-HQ7, Cl A1 (M)
Banc of America Commercial                                                    3.864%, 11/14/42                              13              13
   Mortgage, CMBS,                                                         _____________________________________________________________________
   Ser 2004-5, Cl A4 (E)
   4.936%, 11/10/41                             746             720
Banc of America Commercial
   Mortgage, CMBS,
   Ser 2005-6, Cl A4 (E)(M)
   5.351%, 09/10/47                           1,000             973
_____________________________________________________________________

                                                                 93

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

                                        Face Amount                                                                Face Amount
Description                                (000)        Value (000)        Description                                (000)        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Mortgage Related - continued                                               Credit Card - continued
Morgan Stanley Dean Witter                                                 Chase Issuance Trust,
   Capital I, CMBS,                                                           Ser 2005-A7, Cl A7
   Ser 2001-TOP3, Cl A4                                                       4.550%, 03/15/13                        $    750     $       783
   6.390%, 07/15/33                        $    884     $       921                                                                _____________
Morgan Stanley Dean Witter
   Capital I, CMBS,                                                        Total Credit Card                                             4,610
   Ser 2002-HQ, Cl A3 (M)                                                  _____________________________________________________________________
   6.510%, 04/15/34                              56              59
PNC Mortgage Acceptance,                                                   Home Equity - 0.3%
   CMBS, Ser 2001-C1, Cl A2 (M)                                            CIT Group Home Equity Loan Trust,
   6.360%, 03/12/34                             725             753           Ser 2002-1, Cl AF5 (H)(M)
Protective Finance 144A, CMBS,                                                6.710%, 02/25/33                               4               2
   Ser 2007-PLA, Cl A1                                                     Equivantage Home Equity Loan
   5.325%, 03/14/38                             810             838           Trust, Ser 1996-3, Cl A3
TIAA Seasoned Commercial                                                      7.700%, 09/25/27 (M)                           6               5
   Mortgage Trust, CMBS,                                                   HFC Home Equity Loan Asset
   Ser 2007-C4, Cl A1 (E)                                                     Backed Certificates,
   5.666%, 08/15/39                             642             660           Ser 2006-2, Cl A1 (D)(M)
Wachovia Bank Commercial                                                      0.396%, 03/20/36                              74              62
   Mortgage Trust, CMBS,                                                   Residential Asset Securities,
   Ser 2005-C20, Cl AMFX (E)(M)                                               Ser 2001-KS3, Cl AI6 (E)(M)
   5.179%, 07/15/42                              80              69           5.960%, 09/25/31                              22              18
                                                        _____________      Soundview Home Equity Loan Trust,
                                                                              Ser 2006-OPT3, Cl 2A2 (D)(M)
Total Mortgage Related (Cost $10,809)                        10,728           0.356%, 06/25/36                              20              19
_____________________________________________________________________      Terwin Mortgage Trust,
                                                                              Ser 2005-14HE, Cl AF2 (H)(M)
Asset-Backed Securities - 9.2%                                                4.849%, 08/25/36                             100              76
Automobile - 3.7%                                                          Wells Fargo Home Equity Trust,
Honda Auto Receivables Owner                                                  Ser 2004-2, Cl AI3 (E)
   Trust, Ser 2009-2, Cl A3 (M)                                               3.970%, 05/25/34                             192             188
   2.790%, 01/15/13                           1,000           1,023                                                                _____________
Nissan Auto Receivables Owner
   Trust, Ser 2008-B, Cl A3 (M)                                            Total Home Equity                                               370
   4.460%, 04/16/12                           1,070           1,106        _____________________________________________________________________
USAA Auto Owner Trust,
   Ser 2008-1, Cl A3 (M)                                                   Other - 1.1%
   4.160%, 04/16/12                             969             988        Aircraft Certificate Owner Trust
Volkswagen Auto Loan Enhanced                                                 144A, Ser 2003-1A, Cl D
   Trust, Ser 2008-1, Cl A3 (M)                                               6.455%, 09/20/22                              42              35
   4.500%, 07/20/12                           1,000           1,031        Countrywide Asset-Backed
                                                        _____________         Certificates, Ser 2003-2,
                                                                              Cl M2 (D)(M)
Total Automobile                                              4,148           2.721%, 03/26/33                              13               3
_____________________________________________________________________      Countrywide Asset-Backed
                                                                              Certificates, Ser 2003-5,
Credit Card - 4.1%                                                            Cl MF2 (E)
American Express Credit Account                                               5.959%, 11/25/33                              41              23
   Master Trust, Ser 2007-3,                                               Countrywide Asset-Backed
   Cl A (D)(M)                                                                Certificates, Ser 2005-7, Cl AF6 (E)
   0.243%, 10/15/12                           1,000             998           4.693%, 10/25/35                              36              29
American Express Credit Account                                            Oil and Gas Royalty Trust 144A,
   Master Trust,                                                              Ser 2005-1A, Cl A (L)
   Ser 2007-6, Cl A (D)                                                       5.090%, 07/28/12                             146             151
   0.243%, 01/15/13                             733             731        Peco Energy Transition Trust,
BA Credit Card Trust,                                                         Ser 2001-A, Cl A1
   Ser 2006-A16, Cl A16 (M)                                                   6.520%, 12/31/10                             460             478
   4.720%, 05/15/13                           1,000           1,043        TXU Electric Delivery Transition
Capital One Multi-Asset                                                       Bond, Ser 2004-1, Cl A2
   Execution Trust,                                                           4.810%, 11/17/14                             425             449
   Ser 2009-A2, Cl A2 (M)                                                                                                          _____________
   3.200%, 04/15/14                           1,025           1,055
_____________________________________________________________________      Total Other                                                   1,168
                                                                                                                                   _____________

                                                                           Total Asset-Backed Securities (Cost $10,157)                 10,296
                                                                           _____________________________________________________________________

                                                                 94

_____________________________________________________________________
                                                                           Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used in determining fair value (000).
Description                               Shares        Value (000)
_____________________________________________________________________                                                               Investments
                                                                           _____________________________________________________________________
Money Market Fund - 10.2%
Dreyfus Cash Management Fund,                                              Balance as of March 31, 2009                                $1,667
   Institutional Class, 0.182% (A)       11,465,550     $    11,466           Realized gain (loss)                                          -
                                                        _____________         Change in unrealized appreciation (depreciation)             38
                                                                              Accrued discounts/premiums                                    -
Total Money Market Fund (Cost $11,466)                       11,466           Net purchases (sales)                                      (243)
_____________________________________________________________________         Transfers in and/or out of Level 3                         (438)
                                                                           _____________________________________________________________________
Total Investments - 101.1% (Cost $110,671)                  113,604
_____________________________________________________________________      Balance as of September 30, 2009                            $1,024
                                                                           _____________________________________________________________________
Other Assets and Liabilities, Net - (1.1)%                   (1,200)
_____________________________________________________________________      The information used in the above reconciliation represents fiscal year to date activity for any investment in securities identified as
Total Net Assets - 100.0%                               $   112,404        using Level 3 inputs at either the beginning or the end of the current
_____________________________________________________________________      reporting period. Transfers in and/or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for
For descriptions of abbreviations and footnotes, please refer to page      transfers out) of any security where a change in the input level
103.                                                                       occurred from the beginning to the end of the reporting period.

Other Information:                                                         Refer to the "Security Valuation" section of Note 2 for further information.
The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment
          speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of September 30,
2009 in valuing the Fund's net assets were as follows (000):

    Description            Level 1     Level 2    Level 3     Total
_____________________________________________________________________

Investments
   Mortgage Related        $     -    $  9,890     $  838    $ 10,728
   Corporate Bonds               -      25,814          -      25,814
   U.S. Treasury
      Obligations                -      15,618          -      15,618
   U.S. Government
      Agency Obligations         -      39,682          -      39,682
   Asset-Backed Securities       -      10,110        186      10,296
   Money Market Fund        11,466           -          -      11,466
_____________________________________________________________________

Total Investments          $11,466    $101,114     $1,024    $113,604
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 95

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Performance Highlights

o   For the six-month period ended September 30, 2009, the Old Mutual Dwight Short Term Fixed Income Fund (the "Fund") outperformed its benchmark, the Merrill Lynch 1-3 Year U.S. Treasuries Index (the "Index"). The Fund's Class Z shares posted a 3.91% return versus a 0.67% return for the Index.

o   From April 2009 through June 2009, the Fund's allocation to the commercial mortgage-backed securities ("CMBS") sector was a strong contributor to the Fund's outperformance, as CMBS bonds rallied. The Fund benefited from its exposure to the asset-backed securities ("ABS") sector as well, as the sector exhibited strong performance, continuing to benefit from the government's Term
    Asset-Backed Securities Loan Facility program. In addition, the Fund's underweight allocation to mortgage-backed securities
    ("MBS") and its allocation to investment grade corporate bonds contributed positively.

o   From July 2009 through September 2009, positive momentum continued as credit spreads tightened across all major fixed income sectors, leading to broad outperformance versus duration matched U.S. Treasuries. The Fund's exposure to CMBS, ABS and residential MBS securities was the primary contributor to relative performance. In addition, the Fund's overweight to investment grade corporate bonds was a positive contributor to performance as this sector continued to rally.

Q.  How did the Fund perform relative to its benchmark?

A.  For the six-month period ended September 30, 2009, the Old Mutual Dwight Short Term Fixed Income Fund (the "Fund") outperformed its benchmark, the Merrill Lynch 1-3 Year U.S. Treasuries Index (the "Index"). The Fund's Class Z shares posted a 3.91% return versus a 0.67% return for the Index. Performance for all share classes can be found on page 98.

Q.  What investment environment did the Fund face during the past period?

A.  From April 2009 through June 2009, an ongoing recovery in credit markets led the bond markets higher despite a sharp rise in
    U.S. Treasury yields. Improving liquidity conditions and growing indications that the economy was poised to return to positive growth helped corporate bonds post high returns.

    From July 2009 through September 2009, virtually every major sector of the bond markets produced generous returns as long-term interest rates fell and credit spreads continued their impressive move tighter. A return to economic growth and continued
    improvements in the health of the financial system helped propel high returns on corporate bonds.

Q.  Which market factors influenced the Fund's relative performance?

A.  From April 2009 through June 2009, commercial mortgage-backed securities ("CMBS") provided excess returns as the U.S. Federal
    Reserve Board (the "Fed") expanded its Term Asset-Backed Securities Loan Facility ("TALF") program to allow for the inclusion of high quality, legacy CMBS assets. The ongoing success of TALF also led to strong performance by the asset-backed securities
    ("ABS") sector, which outperformed U.S. Treasuries. Mortgage-backed securities ("MBS") posted excess returns.

    From July 2009 through September 2009, the CMBS market was boosted by prospects of increased demand, fueled by the expected fourth quarter 2009 launch of the U.S. Treasury's Public-Private Investment Program ("PPIP"). Similarly, the ABS sector continued to benefit from the Fed's TALF program and produced excess returns. Agency mortgages saw a widening of spreads, as investors migrated towards higher yielding sectors. Nonetheless, the yield advantage of the MBS sector helped produce excess returns over U.S. Treasuries.

Q.  How did portfolio composition affect Fund performance?

A.  From April 2009 through June 2009, the Fund's allocation to the CMBS sector was a strong contributor to the Fund's outperformance, as CMBS bonds rallied. The Fund benefited from its exposure to the ABS sector as well, as the sector exhibited strong performance, continuing to benefit from the government's TALF program. In addition, the Fund's underweight allocation to
    MBS securities and its allocation to investment grade corporate bonds contributed positively.

    From July 2009 through September 2009, positive momentum continued as credit spreads tightened across all major fixed income sectors, leading to broad outperformance versus duration matched U.S. Treasuries. The Fund's exposure to CMBS, ABS and residential MBS securities was the primary contributor to relative performance. In addition, the Fund's overweight to investment grade corporate bonds was a positive contributor to performance as this sector continued to rally.

Dwight Short Term Fixed Income Fund

                                                                 96

Q.   What is the investment outlook for the fixed income market?

A.   Dwight Asset Management Company LLC ("Dwight"), the Fund's sub-adviser, believes that corporate balance sheets generally remain strong and that as market liquidity and spread levels continue to normalize, issuer specific risk should overtake systemic risk as the key driver of investment grade corporate bond returns. Dwight continues to favor the CMBS sector from a relative value standpoint, and will look to take advantage of short-term TALF and PPIP rallies. Dwight believes that, though the outlook for the general health of the consumer is still bleak, solid risk adjusted yields in the consumer sector of the ABS market offer opportunities to selectively reinvest. The Fed has completed the bulk of its purchase program and Dwight is concerned that mortgages will underperform without this large buyer in the market, but it continues to hold a core agency position in bonds with specific characteristics that shield them from large prepayments.

Top Ten Holdings
as of September 30, 2009*

U.S. Treasury Note
1.000%, 08/31/11                                                            7.3%
___________________________________________________________________________________

U.S. Treasury Note
2.375%, 08/31/14                                                            4.7%
___________________________________________________________________________________

U.S. Treasury Note
1.375%, 09/15/12                                                            3.9%
___________________________________________________________________________________

FNMA TBA
5.000%, 10/15/18                                                            2.5%
___________________________________________________________________________________

FNMA
5.500%, 08/01/22                                                            2.3%
___________________________________________________________________________________

SBC Communications Capital,
MTN, 7.000%, 10/01/12                                                       2.3%
___________________________________________________________________________________

JP Morgan Chase Commercial
Mortgage Securities, CMBS,
Ser 2005-LDP5, Cl A1
5.035%, 12/15/44                                                            2.2%
___________________________________________________________________________________

GNMA
5.000%, 09/15/39                                                            2.0%
___________________________________________________________________________________

U.S. Treasury Note
0.875%, 04/30/11                                                            1.9%
___________________________________________________________________________________

HFC Home Equity Loan Asset
Backed Certificates, Ser
2006-3, Cl A3F 5.630%,
03/20/36                                                                    1.7%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           30.8%
___________________________________________________________________________________

* Excludes short-term money market fund.

                                                                                                 Dwight Short Term Fixed Income Fund

                                                                 97

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2009

____________________________________________________________________________________________________________________________________

                                                                                           Annualized    Annualized    Annualized
                                                    Inception       6 Month     1 Year       5 Year       10 Year       Inception
                                                       Date         Return      Return       Return       Return        to Date
____________________________________________________________________________________________________________________________________

Class Z                                              08/31/99         3.91%      5.02%        3.60%         4.26%         4.28%
Class A with load                                    07/31/03         0.80%      1.71%        2.40%          n/a          2.43%
Class A without load                                 07/31/03         3.90%      4.81%        3.41%          n/a          3.25%
Class C with load                                    07/31/03         2.63%      3.27%        2.86%          n/a          2.70%
Class C without load                                 07/31/03         3.63%      4.27%        2.86%          n/a          2.70%
Institutional Class                                  12/20/06 (1)     4.09%      5.30%         n/a           n/a          4.44%
Merrill Lynch 1-3 Year U.S. Treasuries Index         08/31/99         0.67%      3.46%        4.03%         4.54%         4.57%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

On October 1, 2004, the Fund's Shareholders approved a change in the Fund's investment goal and the Fund's investment strategy was changed accordingly. The performance information prior to October 1, 2004 shown is the performance of the Fund's previous strategy, which was to seek to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable NAV per share. The Fund's performance prior to October 1, 2004 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 3.00% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 29, 2009 prospectuses) are 0.73% and
0.72%; 1.08% and 0.97%; 1.76% and 1.47%; and 39.51% and 0.57%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Dwight Short Term Fixed Fund, Class Z	Merrill Lynch 1-3 Year U.S. Treasuries Index
8/31/99	10,000	10,000
3/31/00	10,386	10,252
3/31/01	11,098	11,237
3/31/02	11,711	11,843
3/31/03	12,224	12,598
3/31/04	12,637	12,889
3/31/05	12,767	12,844
3/31/06	13,117	13,142
3/31/07	13,791	13,802
3/31/08	14,468	15,042
3/31/09	14,678	15,586
9/30/09	15,253	15,690

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of August 31, 1999 to an investment made in an unmanaged securities index on that date. Performance for the
Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of September 30, 2009 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Asset-Backed Securities	8.6%
Corporate Bonds	22.7%
Cash Equivalents	3.3%
Mortgage Related	30.0%
U.S. Government Obligations	13.1%
U.S. Treasury Obligations	22.3%

                                                                 98

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

                                        Face Amount                                                                Face Amount
Description                                (000)        Value (000)        Description                                (000)        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Mortgage Related - 31.1%                                                   Mortgage Related - continued
Banc of America Commercial Mortgage,                                       Freddie Mac REMICS, CMO,
   CMBS, Ser 2001-PB1, Cl A2                                                  Ser 2890, Cl QA
   5.787%, 05/11/35                        $  1,332     $     1,376           5.000%, 01/15/18                        $    928     $       962
Banc of America Commercial Mortgage,                                       Freddie Mac REMICS, CMO,
   CMBS, Ser 2004-4, Cl A3                                                    Ser 2916, Cl YE
   4.128%, 07/10/42                           1,149           1,154           5.000%, 11/15/26                           1,783           1,857
Bear Stearns Commercial Mortgage                                           Freddie Mac REMICS, CMO,
   Securities, CMBS,                                                          Ser 2989, Cl TE
   Ser 2000-WF2, Cl B (E)                                                     5.000%, 12/15/22                           1,737           1,796
   7.460%, 10/15/32                           1,500           1,518        Freddie Mac REMICS, CMO,
Bear Stearns Commercial Mortgage                                              Ser 3176, Cl HL
   Securities, CMBS,                                                          5.000%, 02/15/28                           2,680           2,758
   Ser 2001-TOP4, Cl A1                                                    Freddie Mac REMICS, CMO,
   5.060%, 11/15/16                             412             420           Ser 3405, Cl PA
Bear Stearns Commercial Mortgage                                              5.000%, 10/15/31                           1,932           2,014
   Securities, CMBS,                                                       Government National Mortgage
   Ser 2002-PBW1, Cl A1 (E)                                                   Association, CMO,
   3.970%, 11/11/35                             382             387           Ser 2009-33, Cl MA
Chase Commercial Mortgage Securities,                                         4.500%, 05/20/29                           1,704           1,726
   CMBS, Ser 1999-2, Cl B (E)                                              Greenwich Capital Commercial Funding,
   7.343%, 01/15/32                           1,750           1,748           CMBS, Ser 2005-GG3, Cl A2
Citigroup Commercial Mortgage Trust                                           4.305%, 08/10/42                           1,993           1,981
   144A, CMBS,                                                             GSR Mortgage Loan Trust, CMO,
   Ser 2005-EMG, Cl A2                                                        Ser 2005-AR3, Cl 3A2 (E)(M)
   4.221%, 09/20/51                             467             468           4.041%, 05/25/35                           1,353             210
Citigroup Commercial Mortgage Trust,                                       JP Morgan Chase Commercial
   CMBS, Ser 2005-C3, Cl A1                                                   Mortgage Securities, CMBS,
   4.391%, 05/15/43                           1,268           1,271           Ser 2001-CIB2, Cl A2
Commercial Mortgage Pass Through                                              6.244%, 04/15/35                             121             123
   Certificates, CMBS,                                                     JP Morgan Chase Commercial
   Ser 2005-LP5, Cl A2                                                        Mortgage Securities, CMBS,
   4.630%, 05/10/43                             997           1,003           Ser 2003-CB6, Cl A1
CS First Boston Mortgage Securities,                                          4.393%, 07/12/37                           2,385           2,434
   CMBS, Ser 1997-C2, Cl D                                                 JP Morgan Chase Commercial
   7.270%, 01/17/35                             667             695           Mortgage Securities, CMBS,
Diversified REIT Trust 144A, CMBS,                                            Ser 2005-LDP1, Cl A2
   Ser 2000-1A, Cl C                                                          4.625%, 03/15/46                           1,364           1,359
   6.971%, 03/08/10                           2,440           2,437        JP Morgan Chase Commercial
Fannie Mae REMICS, CMO,                                                       Mortgage Securities, CMBS,
   Ser 2003-92, Cl JW                                                         Ser 2005-LDP5, Cl A1
   5.000%, 07/25/28                           2,850           2,984           5.035%, 12/15/44                           4,809           4,851
Fannie Mae REMICS, CMO,                                                    JP Morgan Chase Commercial
   Ser 2006-63, Cl QB                                                         Mortgage Securities, CMBS,
   5.500%, 09/25/27                             807             836           Ser 2006-CB14, Cl A1
Fannie Mae REMICS, CMO,                                                       3.845%, 12/12/44                             742             744
   Ser 2007-79, Cl MA                                                      LB-UBS Commercial Mortgage Trust,
   5.500%, 12/25/28                           1,891           1,979           CMBS, Ser 2003-C8, Cl A2
Fannie Mae REMICS, CMO,                                                       4.207%, 11/15/27                             478             483
   Ser 2008-16, Cl A                                                       LB-UBS Commercial Mortgage Trust,
   5.500%, 12/25/28 (I)                       1,439           1,464           CMBS, Ser 2005-C7, Cl A2
Freddie Mac REMICS, CMO,                                                      5.103%, 11/15/30                           3,501           3,521
   Ser 2623, Cl AJ                                                         Lehman Brothers Floating Rate
   4.500%, 07/15/16                           2,400           2,485           Commercial Mortgage Trust 144A,
Freddie Mac REMICS, CMO,                                                      CMBS, Ser 2006-LLFA, Cl A1 (D)(M)
   Ser 2868, Cl BE                                                            0.323%, 09/15/21                           2,481           2,208
   4.250%, 08/15/24                           1,611           1,659        _____________________________________________________________________
_____________________________________________________________________

                                                                 99

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                        Face Amount                                                                Face Amount
Description                                (000)        Value (000)        Description                                (000)        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Mortgage Related - continued                                               Corporate Bond - continued
Merrill Lynch/Countrywide Commercial                                       Federal Home Loan Banks
   Mortgage Trust, CMBS, Ser 2006-2,                                          1.750%, 08/22/12                        $  2,500     $     2,508
   Cl A1 (E) 5.773%, 06/12/46              $    685     $       695        FIH Erhvervsbank A/S 144A,
Merrill Lynch/Countrywide Commercial                                          0.645%, 09/29/10                           2,500           2,500
   Mortgage Trust, CMBS, Ser 2007-9,                                       Goldman Sachs Group
   Cl A1 4.277%, 09/12/49                     2,307           2,318           3.250%, 06/15/12                           2,000           2,087
MLCC Mortgage Investors, CMO,                                              Hewlett-Packard
   Ser 2004-1, Cl 1A (E)(M)                                                   2.950%, 08/15/12                           1,800           1,845
   4.330%, 12/25/34                           1,087           1,021        HSBC USA
Morgan Stanley Capital I, CMBS,                                               3.125%, 12/16/11                           1,100           1,142
   Ser 2004-HQ3, Cl A2                                                     International Bank for Reconstruction &
   4.050%, 01/13/41                           2,223           2,242           Development 0.505%, 03/04/11 (D)           2,000           2,008
Morgan Stanley Capital I, CMBS,                                            Kreditanstalt fuer Wiederaufbau
   Ser 2005-T19, Cl A1                                                        3.500%, 03/10/14                           2,450           2,549
   4.478%, 06/12/47                             777             782        Kreditanstalt fuer Wiederaufbau, MTN,
Protective Finance 144A, CMBS,                                                0.623%, 03/02/11 (D)                       2,000           1,999
   Ser 2007-PLA, Cl A1                                                     Morgan Stanley
   5.325%, 03/14/38                             911             942           2.900%, 12/01/10                           2,000           2,051
Prudential Commercial Mortgage Trust,                                      Pfizer
   CMBS, Ser 2003-PWR1, Cl A1                                                 4.450%, 03/15/12                           1,800           1,912
   3.669%, 02/11/36                             664             669        PNC Funding
Sequoia Mortgage Trust, CMO,                                                  2.300%, 06/22/12                           1,500           1,527
   Ser 2004-12, Cl A1 (D)(M)                                               Principal Life Income Funding Trusts
   0.516%, 01/20/35                             999             706           5.150%, 06/17/11                           2,500           2,585
Structured Asset Securities, CMO,                                          Roche Holdings 144A,
   Ser 2002-21A, Cl 4A1 (E)                                                   4.500%, 03/01/12                           1,800           1,905
   4.272%, 11/25/32                           1,749           1,625        SBC Communications Capital, MTN,
Wells Fargo Mortgage Backed Securities                                        7.000%, 10/01/12                           5,000           5,028
   Trust, CMO, Ser 2002-18, Cl 2A4 (M)                                     Westfield Capital Corp Ltd/WT Finance
   6.000%, 12/25/32                             423             424           Aust/WEA Finance 144A,
Wells Fargo Mortgage Backed Securities                                        4.375%, 11/15/10                           2,410           2,445
   Trust, CMO, Ser 2005-AR3, Cl 2A1 (E)(M)                                                                                         _____________
   3.279%, 03/25/35                           2,250           2,121
                                                        _____________      Total Corporate Bond (Cost $49,002)                          50,122
                                                                           _____________________________________________________________________
Total Mortgage Related (Cost $67,588)                        66,456
_____________________________________________________________________      U.S. Treasury Obligations - 23.1%
                                                                           U.S. Treasury Inflation-Indexed Note
Corporate Bond - 23.5%                                                        2.375%, 04/15/11 (J)                       3,300           3,687
Alabama Power                                                              U.S. Treasury Note
   4.850%, 12/15/12                           1,800           1,953           2.375%, 08/31/14                          10,430          10,469
Andrew W Mellon Foundation                                                    1.875%, 02/28/14                           3,116           3,089
   3.950%, 08/01/14                           2,500           2,611           1.500%, 10/31/10                           1,750           1,770
Bank of America                                                               1.375%, 05/15/12                             290             291
   5.375%, 08/15/11                           1,350           1,407           1.375%, 09/15/12                           8,720           8,705
Bank One                                                                      1.125%, 06/30/11                           1,000           1,006
   7.875%, 08/01/10                           3,000           3,157           1.000%, 08/31/11                          16,190          16,218
BP Capital Markets                                                            0.875%, 04/30/11                           4,150           4,161
   3.125%, 03/10/12                             500             517                                                                _____________
Citigroup                                                                  Total U.S. Treasury Obligations
   2.875%, 12/09/11                           1,100           1,135           (Cost $49,217)                                            49,396
Citigroup Funding                                                          _____________________________________________________________________
   1.875%, 11/15/12                           3,000           3,000
European Investment Bank
   3.000%, 04/08/14                           2,200           2,251
_____________________________________________________________________

                                                                100

_____________________________________________________________________      _____________________________________________________________________

                                        Face Amount                                                                Face Amount
Description                                (000)        Value (000)        Description                            (000)/Shares     Value (000)
_____________________________________________________________________      _____________________________________________________________________

U.S. Government Agency Obligations - 13.5%                                 Other - 2.2%
FNMA                                                                       Entergy Gulf States Reconstruction
   6.000%, 11/01/17                        $  1,732     $     1,857           Funding, Ser 2007-A, Cl A1
   5.500%, 03/15/11 (M)                       2,400           2,567           5.510%, 10/01/13                      $    3,003     $     3,190
   5.500%, 08/01/17                           1,542           1,644        Fannie Mae Whole Loan,
   5.500%, 08/01/22                           4,796           5,079           Ser 2001-W4, Cl AF5 (H)(M)
   2.750%, 03/13/14                           2,000           2,031           6.114%, 02/25/32                             142             141
   1.520%, 01/27/12                           1,415           1,420        Oil and Gas Royalty Trust 144A,
FNMA TBA                                                                      Ser 2005-1A, Cl A (L)
   6.000%, 10/15/34                             600             633           5.090%, 07/28/12                           1,411           1,458
                                                         ________
   5.000%, 10/15/20                           5,200           5,452        Total Other                                                   4,789
FHLMC                                                                                                                              _____________
   2.125%, 03/23/12 (M)                       2,000           2,037
   1.750%, 06/15/12                           1,800           1,809        Total Asset-Backed Securities (Cost $19,097)                 19,139
GNMA                                                                       _____________________________________________________________________
   5.000%, 09/15/39                           4,230           4,387        Money Market Fund - 3.4%
                                                        _____________      Dreyfus Cash Management Fund,
                                                                              Institutional Class, 0.182% (A)        7,225,109           7,225
Total U.S. Government Agency                                                                                                       _____________
   Obligations (Cost $28,439)                                28,916
_____________________________________________________________________      Total Money Market Fund (Cost $7,225)                         7,225
                                                                           _____________________________________________________________________
Asset-Backed Securities - 9.0%
Automobile - 3.9%                                                          Total Investments - 103.6% (Cost $220,568)                  221,254
Huntington Auto Trust 144A,                                                _____________________________________________________________________
   Ser 2008-1A, Cl A3A
   4.810%, 04/16/12                           1,600           1,648        Other Assets and Liabilities, Net - (3.6)%                   (7,787)
Nissan Auto Receivables Owner Trust,                                       _____________________________________________________________________
   Ser 2008-B, Cl A3
   4.460%, 04/16/12                           3,000           3,101        Total Net Assets - 100.0%                               $   213,467
USAA Auto Owner Trust,                                                     _____________________________________________________________________
   Ser 2009-1, Cl A2
   2.640%, 08/15/11                           3,425           3,461
                                                        _____________      For descriptions of abbreviations and footnotes, please refer to page 103.
Total Automobile                                              8,210
_____________________________________________________________________

Credit Card - 0.9%
Capital One Multi-Asset Execution Trust,
   Ser 2009-A2, Cl A2
   3.200%, 04/15/14                           1,875           1,930
                                                        _____________

Total Credit Card                                             1,930
_____________________________________________________________________

Home Equity - 2.0%
HFC Home Equity Loan Asset Backed
   Certificates, Ser 2006-3, Cl A3F (H)
   5.630%, 03/20/36                           4,305           3,829
Wells Fargo Home Equity Trust,
   Ser 2004-2, Cl AI3 (E)
   3.970%, 05/25/34                             390             381
                                                        _____________

Total Home Equity                                             4,210
_____________________________________________________________________

                                                                101

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

Other Information:

The fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used as of September 30, 2009 in valuing the Fund's net assets were as follows (000):

                         Description                                    Level 1          Level 2        Level 3         Total
____________________________________________________________________________________________________________________________________

Investments
   Mortgage Related                                                     $     -         $ 65,304        $ 1,152        $ 66,456
   Corporate Bonds                                                            -           47,622          2,500          50,122
   U.S. Treasury Obligations                                                  -           49,396              -          49,396
   U.S. Government Agency Obligations                                         -           28,916              -          28,916
   Asset-Backed Securities                                                    -           17,681          1,458          19,139
   Money Market Fund                                                      7,225                -              -           7,225
____________________________________________________________________________________________________________________________________

Total Investments                                                       $ 7,225         $208,919        $ 5,110        $221,254
____________________________________________________________________________________________________________________________________

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used in determining fair value (000).

                                                                    Investments
________________________________________________________________________________

Balance as of March 31, 2009                                            $4,165
   Realized gain (loss)                                                      5
   Change in unrealized appreciation (depreciation)                       (800)
   Accrued discounts/premiums                                                -
   Net purchases (sales)                                                  (760)
   Transfers in and/or out of Level 3                                    2,500
________________________________________________________________________________

Balance as of September 30, 2009                                        $5,110
________________________________________________________________________________

The information used in the above reconciliation represents fiscal year to date activity for any investment in securities identified as using Level 3 inputs at either the beginning or the end of the current reporting period. Transfers in and/or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security where a change in the input level occurred from the beginning to the end of the reporting period.

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                102

NOTES TO SCHEDULE OF INVESTMENTS
____________________________________________________________________________________________________________________________________

* Non-income producing security.

144A - Security exempt from registration under Rule 144A of the securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. On September 30, 2009, the value of these securities amounted to $871 (000), representing 1.7% of the net assets of the Old Mutual Barrow Hanley Core Bond Fund, $5,410
       (000), representing 38.5% of the net assets of the Old Mutual Dwight High Yield Fund, $6,589 (000), representing 5.9% of the net assets of the Dwight Intermediate Fixed Income Fund and $16,011 (000), representing 7.6% of the net assets of the Dwight
       Short Term Fixed Income Fund.
(A)  - The rate reported represents the 7-day effective yield as of September 30, 2009.
(B)  - All or a portion of this security is held as required margin for open futures contracts. The rate reported represents the effective yield at the time of purchase.
(C)  - All or a portion of this security is held as cover for securities sold short.
(D)  - Floating Rate Security - The rate reported represents the security's rate as of September 30, 2009.
(E)  - Variable Rate Security - The rate reported represents the effective yield at the time of purchase.
(F)  - Discount Note - the rate reported on the Schedule of Investments represents the effective yield at the time of purchase.
(G)  - Tri-party repurchase agreement.
(H)  - The rate shown reflects the coupon rate after the step date.
(I)  - Interest Only.
(J)  - Inflation-Indexed Bond or Note - The principal amount of this security is adjusted for inflation.
(K)  - Security is in default. Issuer has failed to make a timely payment of either principal or interest or has failed to comply with some provision of the bond indenture.
(L)  - Security deemed to be illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. On
       September 30, 2009, the value of these securities amounted to $2 (000), representing 0.0% of the net assets of the Old Mutual
       Dwight High Yield Fund, $151 (000), representing 0.1% of the net assets of the Old Mutual Dwight Intermediate Fixed Income
       Fund, $1,458 (000), representing 0.7% of the net assets of the Old Mutual Dwight Short Term Fixed Income Fund.
(M)  - All or a portion of this security is held as cover for TBAs.
ADR  - American Depositary Receipt
Cl   - Class
CMBS - Commercial Mortgage-Backed Security
CMO  - Collateralized Mortgage Obligation
GNMA - Government National Mortgage Association
FHLMC- Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
HMO  - Health Maintenance Organization
ISP  - Internet Service Provider
LP   - Limited Partnership
MTN  - Medium Term Note
R&D  - Research and Development
REITs- Real Estate Investment Trusts
S&L  - Savings and Loan
Ser  - Series
TBA  - Security traded under delayed delivery commitments settling after September 30, 2009. Income on this security will not be earned until the settlement date.

Amounts designated as "-" are either $0 or have been rounded to $0.
Cost figures are shown with "000's" omitted.

                                                                103

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

____________________________________________________________________________________________________________________________________
                                                                                                                     Old Mutual
                                                                                                                   Analytic U.S.
                                                                                                                  Long/Short Fund
____________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                                                   $   173,775
____________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                                                  $   209,164
   Cash Deposit Held at Prime Broker                                                                                        362
   Receivable for Capital Shares Sold                                                                                        57
   Receivable for Investment Securities Sold                                                                                  -
   Receivable for Dividends and Interest                                                                                    219
   Receivable from Investment Adviser                                                                                         -
   Variation Margin Receivable on Futures Contracts                                                                           2
   Other Assets                                                                                                              16
____________________________________________________________________________________________________________________________________

      Total Assets                                                                                                      209,820
____________________________________________________________________________________________________________________________________

Liabilities:
   Securities Sold Short, at Value (Proceeds received of $28,364, $-, $-, $-, $-)                                        34,019
   Payable to Investment Adviser                                                                                              4
   Payable for Management Fees                                                                                              117
   Payable for Capital Shares Redeemed                                                                                      270
   Payable for Investment Securities Purchased                                                                                -
   Payable for Trustees' Fees                                                                                                 7
   Accrued Dividend Expense on Securities Sold Short                                                                         15
   Payable for Distribution and Service Fees                                                                                  1
   Variation Margin Payable on Futures Contracts                                                                             23
   Accrued Expenses                                                                                                         120
____________________________________________________________________________________________________________________________________

      Total Liabilities                                                                                                  34,576
____________________________________________________________________________________________________________________________________

Net Assets                                                                                                          $   175,244
____________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital†                                                                                                 $   250,371
   Undistributed Net Investment Income                                                                                    1,035
   Accumulated Net Realized Loss on Investments, Futures Contracts
      and Securities Sold Short                                                                                        (105,917)
   Net Unrealized Appreciation or (Depreciation) on Investments,
      Securities Sold Short and Futures Contracts                                                                        29,755
____________________________________________________________________________________________________________________________________

Net Assets                                                                                                          $   175,244
____________________________________________________________________________________________________________________________________

Net Assets - Class Z                                                                                                $   142,398
Net Assets - Class A                                                                                                      4,885
Net Assets - Class C                                                                                                      1,890
Net Assets - Institutional Class                                                                                         26,071
____________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class Z                                                                  14,225,369
Outstanding Shares of Beneficial Interest - Class A                                                                     493,257
Outstanding Shares of Beneficial Interest - Class C                                                                     196,361
Outstanding Shares of Beneficial Interest - Institutional Class                                                       2,599,269
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z*                                                 $     10.01
____________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A*                                                           $      9.90
____________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A**                                                                          $     10.50
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class C††*                                               $      9.63
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*                                     $     10.03
____________________________________________________________________________________________________________________________________

†  Par Value of $0.001, unlimited authorization
†† Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
*  Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.
** Maximum Offering Price Per Share is equal to Net Asset Value/94.25%
N/A - Not Applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                104

____________________________________________________________________________________________________________________________________
              Old Mutual                        Old Mutual
            Barrow Hanley                Columbus Circle Technology                  Old Mutual                 Old Mutual
             Value Fund                   and Communications Fund                   Focused Fund               Growth Fund
____________________________________________________________________________________________________________________________________

            $   148,565                       $   101,289                            $   85,766                 $   308,733
____________________________________________________________________________________________________________________________________

            $   144,036                       $   132,839                            $  103,232                 $   376,187
                      -                                 -                                     -                           -
                     35                                24                                   549                          43
                    303                             5,087                                   351                         990
                    420                                18                                    68                         357
                     12                                67                                    45                         142
                      -                                 -                                     -                           -
                     10                                 9                                     7                          18
____________________________________________________________________________________________________________________________________

                144,816                           138,044                               104,252                     377,737
____________________________________________________________________________________________________________________________________
                      -                                 -                                     -                           -
                      -                                 -                                     -                           -
                     90                               102                                    61                         248
                    314                                78                                    82                         198
                      -                             5,086                                 1,660                         312
                      5                                 4                                     3                          12
                      -                                 -                                     -                           -
                      -                                 -                                     1                           -
                      -                                 -                                     -                           -
                     65                               203                                    97                         460
____________________________________________________________________________________________________________________________________

                    474                             5,473                                 1,904                       1,230
____________________________________________________________________________________________________________________________________

            $   144,342                       $   132,571                            $  102,348                 $   376,507
____________________________________________________________________________________________________________________________________

            $   168,418                       $ 2,483,138                            $  187,218                 $ 1,519,296
                    878                             1,041                                   597                      24,040
                (20,425)                       (2,383,158)                             (102,933)                 (1,234,283)
                 (4,529)                           31,550                                17,466                      67,454
____________________________________________________________________________________________________________________________________

            $   144,342                       $   132,571                            $  102,348                 $   376,507
____________________________________________________________________________________________________________________________________

            $    84,563                       $   122,965                            $   67,290                 $   359,677
                  2,758                             1,563                                15,621                         911
                  1,323                               715                                 1,562                       1,181
                 55,698                             7,328                                17,875                      14,738
____________________________________________________________________________________________________________________________________

             15,516,777                         8,580,217                             3,366,803                  16,081,304
                507,837                           110,899                               790,106                      41,330
                250,551                            52,964                                82,243                      56,083
             10,236,813                           508,882                               890,839                     661,138
____________________________________________________________________________________________________________________________________

            $      5.45                       $     14.33                            $    19.99                 $     22.37
____________________________________________________________________________________________________________________________________

            $      5.43                       $     14.10                            $    19.77                 $     22.03
____________________________________________________________________________________________________________________________________

            $      5.76                       $     14.96                            $    20.98                 $     23.37
____________________________________________________________________________________________________________________________________

            $      5.28                       $     13.49                            $    18.99                 $     21.05
____________________________________________________________________________________________________________________________________

            $      5.44                       $     14.40                            $    20.07                 $     22.29
____________________________________________________________________________________________________________________________________

                                                                105

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares) - continued
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

____________________________________________________________________________________________________________________________________
                                                                                                                     Old Mutual
                                                                                                                  Heitman REIT Fund
____________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                                                    $   37,195
____________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                                                   $   49,391
   Receivable for Capital Shares Sold                                                                                        62
   Receivable for Investment Securities Sold                                                                                970
   Receivable for Dividends and Interest                                                                                    133
   Other Assets                                                                                                              10
____________________________________________________________________________________________________________________________________

      Total Assets                                                                                                       50,566
____________________________________________________________________________________________________________________________________

Liabilities:
   Payable for Management Fees                                                                                               35
   Payable to Investment Adviser                                                                                             18
   Payable for Capital Shares Redeemed                                                                                       33
   Payable for Investment Securities Purchased                                                                            2,489
   Payable for Trustees' Fees                                                                                                 2
   Payable for Distribution and Service Fees                                                                                  -
   Accrued Expenses                                                                                                          55
____________________________________________________________________________________________________________________________________

      Total Liabilities                                                                                                   2,632
____________________________________________________________________________________________________________________________________

Net Assets                                                                                                           $   47,934
____________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital†                                                                                                  $   62,574
   Undistributed (Distributions in Excess of) Net Investment Income/
      (Accumulated Net Investment Loss)                                                                                  (2,406)
   Accumulated Net Realized Loss on Investments                                                                         (24,430)
   Net Unrealized Appreciation on Investments                                                                            12,196
____________________________________________________________________________________________________________________________________

Net Assets                                                                                                           $   47,934
____________________________________________________________________________________________________________________________________

Net Assets - Class Z                                                                                                 $   36,190
Net Assets - Class A                                                                                                      7,901
Net Assets - Class C                                                                                                        432
Net Assets - Institutional Class                                                                                          3,411
____________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class Z                                                                   6,000,256
Outstanding Shares of Beneficial Interest - Class A                                                                   1,316,442
Outstanding Shares of Beneficial Interest - Class C                                                                      71,934
Outstanding Shares of Beneficial Interest - Institutional Class                                                         568,577
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z*                                                  $     6.03
____________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A*                                                            $     6.00
____________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A**                                                                           $     6.37
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class C††*                                                $     6.00
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*                                      $     6.00
____________________________________________________________________________________________________________________________________

 † Par Value of $0.001, unlimited authorization
†† Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
*  Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.
** Maximum Offering Price Per Share is equal to Net Asset Value/94.25%

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                106

____________________________________________________________________________________________________________________________________
              Old Mutual                   Old Mutual                                 Old Mutual                 Old Mutual
              Large Cap                  Strategic Small                             TS&W Mid-Cap              TS&W Small Cap
             Growth Fund                  Company Fund                                Value Fund                 Value Fund
____________________________________________________________________________________________________________________________________

            $   185,431                       $    96,685                           $   195,817                  $   99,428
____________________________________________________________________________________________________________________________________

            $   205,018                       $   115,942                           $   226,973                  $  118,454
                      6                                 4                                 1,091                         327
                      -                             1,727                                 3,977                         349
                    172                                26                                   239                         156
                     13                                10                                    14                          11
____________________________________________________________________________________________________________________________________

                205,209                           117,709                               232,294                     119,297
____________________________________________________________________________________________________________________________________

                    117                                88                                   170                          96
                     56                                18                                    12                          14
                    155                                44                                   184                         156
                      -                             2,217                                 4,198                         132
                      6                                 4                                     6                           3
                      -                                 -                                     -                           1
                    293                               147                                   113                          77
____________________________________________________________________________________________________________________________________

                    627                             2,518                                 4,683                         479
____________________________________________________________________________________________________________________________________

            $   204,582                       $   115,191                           $   227,611                  $  118,818
____________________________________________________________________________________________________________________________________

            $   536,732                       $   384,357                           $   268,974                  $  119,875
                    398                              (396)                                  490                         106
               (352,135)                         (288,027)                              (73,009)                    (20,189)
                 19,587                            19,257                                31,156                      19,026
____________________________________________________________________________________________________________________________________

            $   204,582                       $   115,191                           $   227,611                  $  118,818
____________________________________________________________________________________________________________________________________

            $   170,870                       $   101,873                           $    74,992                  $   77,064
                  1,696                               830                                 6,143                       4,256
                  1,171                                94                                   909                       1,527
                 30,845                            12,394                               145,567                      35,971
____________________________________________________________________________________________________________________________________

             11,687,927                        11,922,669                            10,126,729                   5,054,954
                117,907                            99,175                               837,649                     285,727
                 85,081                            11,970                               125,844                     109,288
              2,096,540                         1,445,134                            19,656,854                   2,351,075
____________________________________________________________________________________________________________________________________

            $     14.62                       $      8.54                           $      7.41                  $    15.25
____________________________________________________________________________________________________________________________________

            $     14.38                       $      8.37                           $      7.33                  $    14.90
____________________________________________________________________________________________________________________________________

            $     15.26                       $      8.88                           $      7.78                  $    15.81
____________________________________________________________________________________________________________________________________

            $     13.76                       $      7.85                           $      7.22                  $    13.97
____________________________________________________________________________________________________________________________________

            $     14.71                       $      8.58                           $      7.41                  $    15.30
____________________________________________________________________________________________________________________________________

                                                                107

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares) - concluded
AS OF SEPTEMBER 30, 2009 (UNAUDITED)
___________________________________________________________________________________________________________________________________________
                                                                                                                           Old Mutual
                                                                                                                          Barrow Hanley
                                                                                                                         Core Bond Fund
___________________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                                                         $   49,769
___________________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                                                        $   52,370
   Repurchase Agreement, at value                                                                                                  -
   Cash                                                                                                                            -
   Receivable for Capital Shares Sold                                                                                              -
   Receivable for Investment Securities Sold                                                                                     324
   Receivable for Dividends and Interest                                                                                         458
   Receivable from Investment Adviser                                                                                              6
   Other Assets                                                                                                                    5
___________________________________________________________________________________________________________________________________________

      Total Assets                                                                                                            53,163
___________________________________________________________________________________________________________________________________________

Liabilities:
   Payable for Management Fees                                                                                                    26
   Payable to Investment Adviser                                                                                                   -
   Payable for Capital Shares Redeemed                                                                                             -
   Payable for Investment Securities Purchased                                                                                   490
   Payable to Custodian                                                                                                            -
   Payable for Trustees' Fees                                                                                                      2
   Payable for Distribution and Service Fees                                                                                       -
   Accrued Expenses                                                                                                               17
___________________________________________________________________________________________________________________________________________

      Total Liabilities                                                                                                          535
___________________________________________________________________________________________________________________________________________

Net Assets                                                                                                                $   52,628
___________________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital†                                                                                                       $   49,442
   Undistributed (Distributions in Excess of) Net Investment Income/
      (Accumulated Net Investment Loss)                                                                                            -
   Accumulated Net Realized Gain (Loss) on Investments and Futures Contracts                                                     585
   Net Unrealized Appreciation on Investments                                                                                  2,601
___________________________________________________________________________________________________________________________________________

Net Assets                                                                                                                $   52,628
___________________________________________________________________________________________________________________________________________

Net Assets - Class Z                                                                                                             N/A
Net Assets - Class A                                                                                                             N/A
Net Assets - Class C                                                                                                             N/A
Net Assets - Institutional Class                                                                                          $   52,628
___________________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class Z                                                                              N/A
Outstanding Shares of Beneficial Interest - Class A                                                                              N/A
Outstanding Shares of Beneficial Interest - Class C                                                                              N/A
Outstanding Shares of Beneficial Interest - Institutional Class                                                            4,941,339
___________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z*                                                              N/A
___________________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A*                                                                        N/A
___________________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A                                                                                         N/A
___________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class C††*                                                            N/A
___________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*                                           $    10.65
___________________________________________________________________________________________________________________________________________

†    Par Value of $0.001, unlimited authorization
††   Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
*    Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.
**   Maximum Offering Price Per Share is equal to Net Asset Value/95.25%
***  Maximum Offering Price Per Share is equal to Net Asset Value/97.00%
N/A - Not Applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 108

____________________________________________________________________________________________________________________________________
       Old Mutual                         Old Mutual                           Old Mutual                             Old Mutual
     Cash Reserves                       Dwight High                      Dwight Intermediate                      Dwight Short Term
         Fund                             Yield Fund                        Fixed Income Fund                      Fixed Income Fund
____________________________________________________________________________________________________________________________________

      $    31,330                         $   13,706                           $  110,671                             $   220,568
____________________________________________________________________________________________________________________________________

      $    29,230                         $   13,908                           $  113,604                             $   221,254
            2,100                                  -                                    -                                       -
               45                                  -                                    -                                       -
               43                                  -                                  391                                     826
                -                                514                                3,812                                   5,136
               11                                303                                  745                                   1,008
               24                                  4                                   14                                       -
                4                                  3                                    9                                      14
____________________________________________________________________________________________________________________________________

           31,457                             14,732                              118,575                                 228,238
____________________________________________________________________________________________________________________________________

               10                                  8                                   41                                      81
                -                                  -                                    -                                      32
               51                                  -                                  411                                   1,117
                -                                667                                5,529                                  13,403
                -                                  -                                  163                                      73
                1                                  -                                    3                                       7
                -                                  -                                    8                                       5
               47                                  7                                   16                                      53
____________________________________________________________________________________________________________________________________

              109                                682                                6,171                                  14,771
____________________________________________________________________________________________________________________________________

      $    31,348                         $   14,050                           $  112,404                             $   213,467
____________________________________________________________________________________________________________________________________

      $    31,351                         $   13,891                           $  108,804                             $   215,300
                -                                 46                                  (21)                                     21
               (3)                               (89)                                 688                                  (2,540)
                -                                202                                2,933                                     686
____________________________________________________________________________________________________________________________________

      $    31,348                         $   14,050                           $  112,404                             $   213,467
____________________________________________________________________________________________________________________________________

      $    28,218                                N/A                           $    9,794                             $   135,950
            1,883                                N/A                               64,970                                  53,063
            1,246                                N/A                               24,768                                  17,491
                1                         $   14,050                               12,872                                   6,963
____________________________________________________________________________________________________________________________________

       28,226,029                                N/A                              957,928                              13,601,876
        1,883,114                                N/A                            6,350,833                               5,307,709
        1,245,791                                N/A                            2,422,285                               1,750,948
              534                          1,359,438                            1,257,840                                 697,106
____________________________________________________________________________________________________________________________________

      $      1.00                                N/A                           $    10.22                             $      9.99
____________________________________________________________________________________________________________________________________

      $      1.00                                N/A                           $    10.23                             $     10.00
____________________________________________________________________________________________________________________________________

              N/A                                N/A                           $    10.74**                           $     10.31***
____________________________________________________________________________________________________________________________________

      $      1.00                                N/A                           $    10.23                             $      9.99
____________________________________________________________________________________________________________________________________

      $      1.00                         $    10.31                           $    10.23                             $      9.99
____________________________________________________________________________________________________________________________________

                                                                 109

STATEMENTS OF OPERATIONS (000)
FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009 (UNAUDITED)
___________________________________________________________________________________________________________________________________________
                                                                                                                         Old Mutual
                                                                                                                        Analytic U.S.
                                                                                                                         Long/Short
                                                                                                                            Fund
___________________________________________________________________________________________________________________________________________

Investment Income:
   Dividends                                                                                                              $   1,903
   Interest                                                                                                                       2
   Less: Foreign Taxes Withheld                                                                                                   -
___________________________________________________________________________________________________________________________________________

      Total Investment Income                                                                                                 1,905
___________________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                                                                              755
   Distribution and Service Fees:
      Class A                                                                                                                     6
      Class C                                                                                                                    15
   Professional Fees                                                                                                             49
   Registration and SEC Fees                                                                                                     31
   Custodian Fees                                                                                                                20
   Printing Fees                                                                                                                 18
   Trustees' Fees                                                                                                                14
   Transfer Agent Fees                                                                                                          106
   Dividend Expense on Securities Sold Short                                                                                     98
   Interest Expense on Securities Sold Short                                                                                     86
   Other Expenses                                                                                                                19
___________________________________________________________________________________________________________________________________________

      Total Expenses                                                                                                          1,217
___________________________________________________________________________________________________________________________________________

Less:
   Net (Waiver) Recoupment of Management Fees                                                                                    (2)
   Expense Reduction(1)                                                                                                           -
___________________________________________________________________________________________________________________________________________

      Net Expenses                                                                                                            1,215
___________________________________________________________________________________________________________________________________________

   Net Investment Income (Loss)                                                                                                 690
___________________________________________________________________________________________________________________________________________

   Net Realized Gain (Loss) from Security Transactions (including Securities Sold Short)                                      3,142
   Net Realized Gain on Futures Contracts                                                                                     1,509
   Net Change in Unrealized Appreciation on
      Investments (including Securities Sold Short)                                                                          41,533
   Net Change in Unrealized Depreciation on Futures Contracts                                                                  (155)
___________________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Gain on Investments                                                                           46,029
___________________________________________________________________________________________________________________________________________

   Increase in Net Assets Resulting from Operations                                                                       $  46,719
___________________________________________________________________________________________________________________________________________

(1) All expense reductions are for transfer agent expenses. See Note 2.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 110

___________________________________________________________________________________________________________________________________
                                          Old Mutual
                                        Columbus Circle
       Old Mutual                       Technology and                         Old Mutual                             Old Mutual
     Barrow Hanley                      Communications                          Focused                                 Growth
       Value Fund                            Fund                                 Fund                                   Fund
____________________________________________________________________________________________________________________________________

      $    2,284                          $      250                           $     755                              $   1,834
               -                                   -                                   -                                      -
             (12)                                 (3)                                (11)                                    (9)
____________________________________________________________________________________________________________________________________

           2,272                                 247                                 744                                  1,825
____________________________________________________________________________________________________________________________________

             558                                 545                                 303                                  1,366
               4                                   2                                  10                                      1

               7                                   4                                   7                                      7
              32                                  28                                  20                                     82
              28                                  20                                  17                                     31
               3                                   7                                   3                                     12
               8                                 124                                  47                                    172
              10                                   9                                   6                                     23
              76                                 392                                  95                                    709
               -                                   -                                   -                                      -
               -                                   -                                   -                                      -
              14                                  12                                  11                                     42
____________________________________________________________________________________________________________________________________

             740                               1,143                                 519                                  2,445
____________________________________________________________________________________________________________________________________

             (57)                               (313)                               (114)                                  (615)
               -                                   -                                   -                                      -
____________________________________________________________________________________________________________________________________

             683                                 830                                 405                                  1,830
____________________________________________________________________________________________________________________________________

           1,589                                (583)                                339                                     (5)
____________________________________________________________________________________________________________________________________

         (15,848)                             19,794                               5,100                                 (2,261)
               -                                   -                                   -                                      -

          56,693                              21,734                              18,701                                113,459
               -                                   -                                   -                                      -
____________________________________________________________________________________________________________________________________

          40,845                              41,528                              23,801                                111,198
____________________________________________________________________________________________________________________________________

      $   42,434                          $   40,945                           $  24,140                              $ 111,193
____________________________________________________________________________________________________________________________________

                                                                111

STATEMENTS OF OPERATIONS (000)- continued
FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009 (UNAUDITED)
___________________________________________________________________________________________________________________________________________
                                                                                                                         Old Mutual
                                                                                                                        Heitman REIT
                                                                                                                            Fund
___________________________________________________________________________________________________________________________________________

Investment Income:
   Dividends                                                                                                              $     878
   Less: Foreign Taxes Withheld                                                                                                   -
___________________________________________________________________________________________________________________________________________

      Total Investment Income                                                                                                   878
___________________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                                                                              181
   Distribution and Service Fees:
      Class A                                                                                                                     8
      Class C                                                                                                                     3
   Professional Fees                                                                                                              8
   Registration and SEC Fees                                                                                                     21
   Custodian Fees                                                                                                                 2
   Printing Fees                                                                                                                  8
   Trustees' Fees                                                                                                                 3
   Transfer Agent Fees                                                                                                           55
   Offering Costs                                                                                                                 -
   Other Expenses                                                                                                                 6
___________________________________________________________________________________________________________________________________________

      Total Expenses                                                                                                            295
___________________________________________________________________________________________________________________________________________

Less:
   Net (Waiver) Recoupment of Management Fees                                                                                   (38)
   Expense Reduction(1)                                                                                                           -
___________________________________________________________________________________________________________________________________________

      Net Expenses                                                                                                              257
___________________________________________________________________________________________________________________________________________

   Net Investment Income                                                                                                        621
___________________________________________________________________________________________________________________________________________

   Net Realized Gain (Loss) from Security Transactions                                                                       (1,821)
   Net Change in Unrealized Appreciation on Investments                                                                      21,158
___________________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Gain on Investments                                                                           19,337
___________________________________________________________________________________________________________________________________________

   Increase in Net Assets Resulting from Operations                                                                       $  19,958
___________________________________________________________________________________________________________________________________________

(1) All expense reduction are for transfer agent expenses. See note 2.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                112

____________________________________________________________________________________________________________________________________
                                          Old Mutual
       Old Mutual                         Strategic                            Old Mutual                             Old Mutual
       Large Cap                            Small                                 TS&W                                   TS&W
        Growth                             Company                              Mid-Cap                                Small Cap
          Fund                              Fund                               Value Fund                             Value Fund
____________________________________________________________________________________________________________________________________

       $   1,242                          $     292                            $   1,339                              $     633
              (4)                                (6)                                  (4)                                     -
____________________________________________________________________________________________________________________________________

           1,238                                286                                1,335                                    633
____________________________________________________________________________________________________________________________________

             685                                501                                  843                                    427

               2                                  1                                    7                                      5
              11                                  -                                    8                                      9
              40                                 22                                   37                                     17
             (10)                                (4)                                   3                                     (3)
               5                                 27                                    5                                      6
              59                                 61                                   25                                     13
              13                                  9                                   14                                      6
             465                                266                                  140                                     67
               -                                  -                                    7                                      7
              19                                 15                                   19                                     11
____________________________________________________________________________________________________________________________________

           1,289                                898                                1,108                                    565
____________________________________________________________________________________________________________________________________

            (285)                              (227)                                (157)                                   (28)
               -                                  -                                    -                                      -
____________________________________________________________________________________________________________________________________

           1,004                                671                                  951                                    537
____________________________________________________________________________________________________________________________________

             234                               (385)                                 384                                     96
____________________________________________________________________________________________________________________________________

           4,011                              6,490                                4,314                                    382
          40,125                             23,557                               42,839                                 24,111
____________________________________________________________________________________________________________________________________

          44,136                             30,047                               47,153                                 24,493
____________________________________________________________________________________________________________________________________

       $  44,370                          $  29,662                            $  47,537                              $  24,589
____________________________________________________________________________________________________________________________________

                                                                113

STATEMENTS OF OPERATIONS (000)- concluded
FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009 (UNAUDITED)
___________________________________________________________________________________________________________________________________________
                                                                                                                         Old Mutual
                                                                                                                           Barrow
                                                                                                                           Hanley
                                                                                                                         Core Bond
                                                                                                                            Fund
___________________________________________________________________________________________________________________________________________

Investment Income:
   Dividends                                                                                                              $       3
   Interest                                                                                                                   1,313
   Less: Foreign Taxes Withheld                                                                                                   -
___________________________________________________________________________________________________________________________________________

      Total Investment Income                                                                                                 1,316
___________________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                                                                              145
   Distribution and Service Fees:
      Class A                                                                                                                     -
      Class C                                                                                                                     -
   Professional Fees                                                                                                             11
   Registration and SEC Fees                                                                                                     14
   Custodian Fees                                                                                                                 4
   Printing Fees                                                                                                                  -
   Trustees' Fees                                                                                                                 3
   Transfer Agent Fees                                                                                                            1
   Pricing Fees                                                                                                                  11
   Other Expenses                                                                                                                 4
___________________________________________________________________________________________________________________________________________

      Total Expenses                                                                                                            193
___________________________________________________________________________________________________________________________________________

Less:
   Net (Waiver) Recoupment of Management Fees                                                                                   (23)
   Reimbursement of Other Expenses by Adviser                                                                                     -
   Expense Reduction(2)                                                                                                           -
___________________________________________________________________________________________________________________________________________

      Net Expenses                                                                                                              170
___________________________________________________________________________________________________________________________________________

   Net Investment Income                                                                                                      1,146
___________________________________________________________________________________________________________________________________________

   Net Realized Gain (Loss) from Security Transactions                                                                         (641)
   Net Realized Gain on Futures Contracts                                                                                         -
   Net Change in Unrealized Appreciation on Investments                                                                       3,964
   Net Change in Unrealized Depreciation on Futures Contracts                                                                     -
___________________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Gain on Investments                                                                            3,323
___________________________________________________________________________________________________________________________________________

   Increase in Net Assets Resulting from Operations                                                                       $   4,469
___________________________________________________________________________________________________________________________________________

(1) See Note 3.
(2) All expense reductions are for transfer agent expenses. See Note 2.
(3) The Amount represents realized gain on derivative instruments subject to equity price risk exposure.
(4) The Amount represents the change in unrealized depreciation on derivative instruments subject to equity price risk exposure.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                114

____________________________________________________________________________________________________________________________________
                                                                                                                      Old Mutual
                                                                                Old Mutual                              Dwight
        Old Mutual                         Old Mutual                             Dwight                              Short Term
          Cash                            Dwight High                          Intermediate                             Fixed
        Reserves                             Yield                             Fixed Income                             Income
          Fund                               Fund                                  Fund                                  Fund
____________________________________________________________________________________________________________________________________

        $      -                          $       2                            $      29                               $     32
              81                              1,027                                2,236                                  3,671
               -                                  -                                    -                                      -
____________________________________________________________________________________________________________________________________

              81                              1,029                                2,265                                  3,703
____________________________________________________________________________________________________________________________________

              68                                 48                                  229                                    448

               1                                  -                                   65                                     55
              13                                  -                                  117                                     58
               7                                  2                                   27                                     41
              28                                 13                                   20                                     28
               6                                  1                                    6                                      5
              11                                  -                                    7                                      9
               2                                  -                                    7                                     14
              53                                  1                                   23                                     58
               3                                  4                                   17                                      7
               5                                  2                                   12                                     19
____________________________________________________________________________________________________________________________________

             197                                 71                                  530                                    742
____________________________________________________________________________________________________________________________________

             (68)(1)                            (16)                                 (59)                                    65
             (65)(1)                              -                                    -                                      -
               -                                  -                                    -                                      -
____________________________________________________________________________________________________________________________________

              64                                 55                                  471                                    807
____________________________________________________________________________________________________________________________________

              17                                974                                1,794                                  2,896
____________________________________________________________________________________________________________________________________

               -                                429                                  429                                    179
               -                                  -                                   28(3)                                   -
               -                              2,993                                3,977                                  4,656
               -                                  -                                  (22)(4)                                  -
____________________________________________________________________________________________________________________________________

               -                              3,422                                4,412                                  4,835
____________________________________________________________________________________________________________________________________

        $     17                          $   4,396                             $  6,206                               $  7,731
____________________________________________________________________________________________________________________________________

                                                                115

STATEMENTS OF CHANGES IN NET ASSETS (000)

______________________________________________________________________________________________________________________________________________
                                                                                                                       Old Mutual
                                                                                                                Analytic U.S. Long/Short Fund
______________________________________________________________________________________________________________________________________________

                                                                                                               4/1/09 to           4/1/08 to
                                                                                                                9/30/09             3/31/09
                                                                                                              (Unaudited)
______________________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income (Loss)                                                                                $     690           $     905
   Net Realized Gain (Loss) from Investments (including Securities Sold Short) and Futures Contracts               4,651             (89,014)
   Net Change in Unrealized Appreciation (Depreciation) on Investments (including Securities Sold Short)
      and Futures Contracts                                                                                       41,378             (13,735)
______________________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets Resulting from Operations                                                46,719            (101,844)
______________________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class Z                                                                                                          -                (614)
      Class A                                                                                                          -                 (26)
      Class C                                                                                                          -                 (11)
      Institutional Class                                                                                              -                 (90)
   Net Realized Gains from Investment Transactions:
      Class Z                                                                                                          -                   -
      Class A                                                                                                          -                   -
      Class C                                                                                                          -                   -
      Institutional Class                                                                                              -                   -
______________________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                                                   -                (741)
______________________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital Shares Transactions(1)                                 (54,373)            172,116
______________________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                                                        (7,654)             69,531
______________________________________________________________________________________________________________________________________________

   Net Assets:
      Beginning of Period                                                                                        182,898             113,367
______________________________________________________________________________________________________________________________________________

      End of Period                                                                                            $ 175,244           $ 182,898
______________________________________________________________________________________________________________________________________________

   Undistributed Net Investment Income                                                                         $   1,035           $     345
______________________________________________________________________________________________________________________________________________

(1) See Note 5.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                116

__________________________________________________________________________________________________________________________________________________________________________________
                                                       Old Mutual
                Old Mutual                     Columbus Circle Technology                                Old Mutual                                    Old Mutual
         Barrow Hanley Value Fund               and Communications Fund                                 Focused Fund                                  Growth Fund
__________________________________________________________________________________________________________________________________________________________________________________

      4/1/09 to           4/1/08 to           4/1/09 to                4/1/08 to              4/1/09 to              4/1/08 to              4/1/09 to              4/1/08 to
       9/30/09             3/31/09             9/30/09                  3/31/09                9/30/09                3/31/09                9/30/09                3/31/09
     (Unaudited)                             (Unaudited)                                     (Unaudited)                                   (Unaudited)
__________________________________________________________________________________________________________________________________________________________________________________

      $   1,589           $   4,057           $    (583)               $   1,624              $     339              $  1,088               $      (5)              $ 24,045
        (15,848)             (4,111)             19,794                  (34,493)                 5,100               (33,358)                 (2,261)               (76,312)

         56,693             (60,420)             21,734                  (10,658)                18,701                   446                 113,459               (111,647)
__________________________________________________________________________________________________________________________________________________________________________________

         42,434             (60,474)             40,945                  (43,527)                24,140               (31,824)                111,193               (163,914)
__________________________________________________________________________________________________________________________________________________________________________________

           (916)             (1,781)                  -                        -                      -                  (723)                      -                      -
            (25)                (63)                  -                        -                      -                   (33)                      -                      -
             (8)                (39)                  -                        -                      -                   (11)                      -                      -
           (738)             (1,198)                  -                        -                      -                  (271)                      -                      -

              -                   -                   -                        -                      -                  (199)                      -                      -
              -                   -                   -                        -                      -                    (9)                      -                      -
              -                   -                   -                        -                      -                    (3)                      -                      -
              -                   -                   -                        -                      -                   (73)                      -                      -
__________________________________________________________________________________________________________________________________________________________________________________

         (1,687)             (3,081)                  -                        -                      -                (1,322)                      -                      -
__________________________________________________________________________________________________________________________________________________________________________________

        (11,490)             35,203              (2,710)                 (18,493)                17,204                51,125                  (9,881)               (38,164)
__________________________________________________________________________________________________________________________________________________________________________________

         29,257             (28,352)             38,235                  (62,020)                41,344                17,979                 101,312               (202,078)
__________________________________________________________________________________________________________________________________________________________________________________

        115,085             143,437              94,336                  156,356                 61,004                43,025                 275,195                477,273
__________________________________________________________________________________________________________________________________________________________________________________

      $ 144,342           $ 115,085           $ 132,571                $  94,336              $ 102,348              $ 61,004               $ 376,507               $275,195
__________________________________________________________________________________________________________________________________________________________________________________

      $     878           $     976           $   1,041                $   1,624              $     597              $    258               $  24,040               $ 24,045
__________________________________________________________________________________________________________________________________________________________________________________

                                                                117

STATEMENTS OF CHANGES IN NET ASSETS (000)- continued
______________________________________________________________________________________________________________________________________________

                                                                                                                         Old Mutual
                                                                                                                     Heitman REIT Fund
______________________________________________________________________________________________________________________________________________

                                                                                                               4/1/09 to           4/1/08 to
                                                                                                                9/30/09             3/31/09
                                                                                                              (Unaudited)
______________________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income (Loss)                                                                                $     621           $   1,952
   Net Increase from Payment by Affiliates(1)                                                                          -                   -
   Net Realized Gain (Loss) from Investments                                                                      (1,821)            (21,864)
   Net Change in Unrealized Appreciation (Depreciation) on Investments                                            21,158             (25,800)
______________________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets Resulting from Operations                                                19,958             (45,712)
______________________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class Z                                                                                                       (519)             (1,060)
      Class A                                                                                                       (102)               (161)
      Class C                                                                                                         (5)                 (8)
      Institutional Class                                                                                            (53)               (202)
   Net Realized Gains from Investment Transactions:
      Class Z                                                                                                          -                   -
      Class A                                                                                                          -                   -
      Class C                                                                                                          -                   -
      Institutional Class                                                                                              -                   -
______________________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                                                (679)             (1,431)
______________________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital Shares Transactions(2)                                  (1,521)            (26,574)
______________________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                                                        17,758             (73,717)
______________________________________________________________________________________________________________________________________________

   Net Assets:
      Beginning of Period                                                                                         30,176             103,893
______________________________________________________________________________________________________________________________________________

      End of Period                                                                                            $  47,934           $  30,176
______________________________________________________________________________________________________________________________________________

   Undistributed Net Investment Income/(Accumulated Net Investment Loss)                                       $  (2,406)          $  (2,348)
______________________________________________________________________________________________________________________________________________

(1) See Note 2.
(2) See Note 5.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 118

____________________________________________________________________________________________________________________________________

                                           Old Mutual                        Old Mutual                        Old Mutual
         Old Mutual                      Strategic Small                    TS&W Mid-Cap                     TS&W Small Cap
    Large Cap Growth Fund                 Company Fund                       Value Fund                        Value Fund
____________________________________________________________________________________________________________________________________

  4/1/09 to        4/1/08 to        4/1/09 to        4/1/08 to        4/1/09 to        4/1/08 to        4/1/09 to        4/1/08 to
   9/30/09          3/31/09          9/30/09          3/31/09          9/30/09          3/31/09          9/30/09          3/31/09
 (Unaudited)                       (Unaudited)                       (Unaudited)                       (Unaudited)
____________________________________________________________________________________________________________________________________

  $    234         $    154         $   (385)        $     (7)        $    384         $    323          $    96         $     59
         -                -                -               15                -                -                -                2
     4,011          (40,013)           6,490          (10,866)           4,314          (35,871)             382          (11,121)
    40,125          (31,416)          23,557            1,727           42,839            9,148           24,111           (7,989)
____________________________________________________________________________________________________________________________________

    44,370          (71,275)          29,662           (9,131)          47,537          (26,400)          24,589          (19,049)
____________________________________________________________________________________________________________________________________

         -                -                -                -                -                -                -              (43)
         -                -                -                -                -              (21)               -               (2)
         -                -                -                -                -               (8)               -               (1)
         -                -                -                -                -             (268)               -                -

         -                -                -                -                -                -                -           (3,991)
         -                -                -                -                -                -                -             (218)
         -                -                -                -                -                -                -             (116)
         -                -                -                -                -                -                -                -
____________________________________________________________________________________________________________________________________

         -                -                -                -                -             (297)               -           (4,371)
____________________________________________________________________________________________________________________________________

    18,060          114,226           (6,705)          75,915           55,043           91,027           34,536           35,306
____________________________________________________________________________________________________________________________________

    62,430           42,951           22,957           66,784          102,580           64,330           59,125           11,886
____________________________________________________________________________________________________________________________________

   142,152           99,201           92,234           25,450          125,031           60,701           59,693           47,807
____________________________________________________________________________________________________________________________________

  $204,582         $142,152         $115,191         $ 92,234         $227,611         $125,031         $118,818         $ 59,693
____________________________________________________________________________________________________________________________________

  $    398         $    164         $   (396)        $    (11)        $    490         $    106         $    106         $     10
____________________________________________________________________________________________________________________________________

                                                                 119

STATEMENTS OF CHANGES IN NET ASSETS (000) - concluded

____________________________________________________________________________________________________________________________________

                                                                                                                 Old Mutual
                                                                                                               Barrow Hanley
                                                                                                               Core Bond Fund
____________________________________________________________________________________________________________________________________

                                                                                                          4/1/09 to       4/1/08 to
                                                                                                           9/30/09         3/31/09
                                                                                                         (Unaudited)
____________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income                                                                                   $ 1,146         $ 2,500
   Net Increase from Payment by Affiliates (1)                                                                   -               -
   Net Realized Gain (Loss) from Investments and Futures Contracts                                            (641)          1,508
   Net Change in Unrealized Appreciation (Depreciation) on Investments and Futures Contracts                 3,964          (2,208)
____________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets Resulting from Operations                                           4,469           1,800
____________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class Z                                                                                                    -               -
      Class A                                                                                                    -               -
      Class C                                                                                                    -               -
      Institutional Class                                                                                   (1,146)         (2,486)
   Net Realized Gains from Investment Transactions:
      Class Z                                                                                                    -               -
      Class A                                                                                                    -               -
      Class C                                                                                                    -               -
      Institutional Class                                                                                        -            (759)
____________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                                        (1,146)         (3,245)
____________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (2)                            6,214          (2,524)
____________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                                                   9,537          (3,969)
____________________________________________________________________________________________________________________________________

   Net Assets:
      Beginning of Period                                                                                   43,091          47,060
____________________________________________________________________________________________________________________________________

      End of Period                                                                                        $52,628         $43,091
____________________________________________________________________________________________________________________________________

   Undistributed Net Investment Income/(Accumulated Net Investment Loss)                                   $     -         $     -
____________________________________________________________________________________________________________________________________

(1) See Note 2.
(2) See Note 5.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                120

                                                                              Old Mutual                        Old Mutual
          Old Mutual                        Old Mutual                    Dwight Intermediate                Dwight Short Term
     Cash Reserves Fund               Dwight High Yield Fund               Fixed Income Fund                 Fixed Income Fund
____________________________________________________________________________________________________________________________________

  4/1/09 to        4/1/08 to        4/1/09 to        4/1/08 to        4/1/09 to        4/1/08 to        4/1/09 to        4/1/08 to
   9/30/09          3/31/09          9/30/09          3/31/09          9/30/09          3/31/09          9/30/09          3/31/09
 (Unaudited)                       (Unaudited)                       (Unaudited)                       (Unaudited)
____________________________________________________________________________________________________________________________________

   $    17          $   550          $   974          $ 1,114         $  1,794          $ 2,939         $  2,896          $  6,142
         -                -                -                -                -                3                -                 -
         -                2              429             (402)             457              616              179                (3)
         -                -            2,993           (1,890)           3,955           (1,606)           4,656            (4,090)
____________________________________________________________________________________________________________________________________

        17              552            4,396           (1,178)           6,206            1,952            7,731             2,049
____________________________________________________________________________________________________________________________________

       (16)            (530)               -                -             (177)            (177)          (2,051)           (5,322)
        (1)              (9)               -                -             (962)            (693)            (603)             (320)
        (1)             (10)               -                -             (346)            (125)            (174)             (147)
         -                -             (914)          (1,134)            (330)          (1,892)             (50)               (2)

         -                -                -                -                -             (114)               -                 -
         -                -                -                -                -             (545)               -                 -
         -                -                -                -                -             (118)               -                 -
         -                -                -                -                -             (838)               -                 -
____________________________________________________________________________________________________________________________________

       (18)            (549)            (914)          (1,134)          (1,815)          (4,502)          (2,878)           (5,791)
____________________________________________________________________________________________________________________________________

    (5,658)          (3,135)           1,242            3,036           31,340            4,939           37,498            12,616
____________________________________________________________________________________________________________________________________

    (5,659)          (3,132)           4,724              724           35,731            2,389           42,351             8,874
____________________________________________________________________________________________________________________________________

    37,007           40,139            9,326            8,602           76,673           74,284          171,116           162,242
____________________________________________________________________________________________________________________________________

   $31,348          $37,007          $14,050          $ 9,326         $112,404          $76,673         $213,467          $171,116
____________________________________________________________________________________________________________________________________

   $     -          $     1          $    46          $   (14)        $    (21)         $     -         $     21          $      3
____________________________________________________________________________________________________________________________________

                                                                121

STATEMENT OF CASH FLOWS (000)

FOR THE SIX MONTH PERIOD ENDED SEPTEMBER 30, 2009 (UNAUDITED)

____________________________________________________________________________________________________________________________________

                                                                                                                       Old Mutual
                                                                                                                      Analytic U.S.
                                                                                                                       Long/Short
                                                                                                                          Fund
____________________________________________________________________________________________________________________________________

   Cash Flows Provided From (Used in) Operating Activities:
      Interest and Dividends Received (Excludes Net of Amortization/Accretion of $2)                                   $   1,996
      Purchases of Long-term Investment Securities                                                                      (243,424)
      Proceeds from Sales of Long-term Investment Securities                                                             326,259
      Net Cash Provided From Futures Contracts                                                                             1,414
      Net Cash Used in Short Sale Transactions                                                                           (27,351)
      Net Increase in Short-term Investments                                                                              (2,865)
      Interest Expense Paid                                                                                                  (86)
      Operating Expenses Paid                                                                                             (1,426)
____________________________________________________________________________________________________________________________________

   Net Cash Provided From Operating Activities                                                                            54,517
____________________________________________________________________________________________________________________________________

   Cash Flows Used in Financing Activities:
      Decrease in Shares of Beneficial Interest Sold                                                                     (54,515)
      Increase in Deposits with Brokers                                                                                      (22)
____________________________________________________________________________________________________________________________________

   Net Cash Used in Financing Activities                                                                                 (54,537)
____________________________________________________________________________________________________________________________________

   Net Change in Cash                                                                                                        (20)
   Cash at Beginning of Year                                                                                                  20
____________________________________________________________________________________________________________________________________

   Cash at End of Year                                                                                                 $       -
____________________________________________________________________________________________________________________________________

Reconciliation of Net Increase in Net Assets from Operations to
   Net Cash Provided from Operating Activities:
   Net Increase in Net Assets Resulting from Operations                                                                $  46,719
____________________________________________________________________________________________________________________________________

   Decrease in Investments                                                                                                 6,888
   Accretion of Discount on Investments                                                                                       (2)
   Decrease in Dividends and Interest Receivable                                                                              93
   Increase in Variation Margin Payable                                                                                       60
   Increase in Other Assets                                                                                                  (16)
   Decrease in Accrued Expenses                                                                                             (281)
   Decrease in Receivable for Securities Sold                                                                              1,056
____________________________________________________________________________________________________________________________________

   Total Adjustments                                                                                                       7,798
____________________________________________________________________________________________________________________________________

   Net Cash Provided From Operating Activities                                                                         $  54,517
____________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                122

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009 (UNAUDITED)

                                                                                                                                                                                        Ratio of Net
                          Net                 Realized and                                                                        Net                 Net        Ratio        Ratio      Investment
                         Asset       Net       Unrealized                Dividends   Distributions     Total                     Asset               Assets     of Net      of Gross       Income
                         Value    Investment    Gains or        Total     from Net       from         Dividends                  Value                End      Expenses    Expenses to     (Loss)     Portfolio
                       Beginning    Income      (Losses)        from     Investment     Capital         and        Redemption     End      Total   of Period  to Average   Average Net   to Average   Turnover
                       of Period  (Loss) (1)  on Securities  Operations    Income        Gains      Distributions     Fees     of Period  Return†    (000)    Net Assets*   Assets*'^    Net Assets*    Rate†
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND

   Class Z
   2009>                $ 7.85     $ 0.03       $ 2.13         $ 2.16      $    -        $ -           $    -        $   -       $10.01    27.52%   $142,398     1.30%@       1.26%         0.73%    110.85%
   2009                  13.11       0.06        (5.29)         (5.23)      (0.03)         -            (0.03)           -         7.85   (39.91)%   149,755     1.83%@       1.69%         0.57%    184.31%
   2008                  14.20       0.03        (1.09)         (1.06)      (0.03)         -            (0.03)           -        13.11    (7.47)%    46,374     1.45%@       1.83%         0.18%    235.64%
   2007                  11.70       0.08         2.46           2.54       (0.04)         -            (0.04)           -        14.20    21.74%    150,654     1.24%@       1.56%         0.59%    171.44% (8)
   2006                  10.60       0.05         1.13           1.18       (0.08)         -            (0.08)           -        11.70    11.16%     27,771     1.27%@       1.30%         0.47%    208.15%
   2005                   9.84       0.06         0.77           0.83       (0.07)         -            (0.07)           -        10.60     8.49%     55,219     1.28%        1.28%         0.57%    173.71%

   Class A
   2009>                $ 7.77     $ 0.02       $ 2.11         $ 2.13      $    -        $ -           $    -        $   -       $ 9.90    27.41%   $  4,885     1.54%@       2.10%         0.46%    110.85%
   2009                  13.02       0.01        (5.23)         (5.22)      (0.03)         -            (0.03)           -         7.77   (40.12)%     5,222     2.03%@       2.59%         0.07%    184.31%
   2008                  14.15      (0.03)       (1.05)         (1.08)      (0.05)         -            (0.05)           -        13.02    (7.66)%    14,468     1.87%@       2.75%        (0.19)%   235.64%
   2007                  11.68       0.05         2.44           2.49       (0.02)         -            (0.02)           -        14.15    21.33%      2,546     1.48%@       2.47%         0.39%    171.44% (8)
   2006                  10.58       0.03         1.13           1.16       (0.06)         -            (0.06)           -        11.68    10.97%        387     1.49%@       1.54%         0.29%    208.15%
   2005                   9.83       0.04         0.77           0.81       (0.06)         -            (0.06)           -        10.58     8.21%        177     1.53%        1.53%         0.38%    173.71%

   Class C
   2009>                $ 7.59     $(0.01)      $ 2.05         $ 2.04      $    -        $ -           $    -        $   -       $ 9.63    26.88%   $  1,890     2.29%@       2.79%        (0.26)%   110.85%
   2009                  12.79      (0.08)       (5.10)         (5.18)      (0.02)         -            (0.02)           -         7.59   (40.49)%     2,965     2.78%@       3.23%        (0.73)%   184.31%
   2008                  13.98      (0.13)       (1.04)         (1.17)      (0.02)         -            (0.02)           -        12.79    (8.41)%     8,203     2.66%@       3.10%        (0.97)%   235.64%
   2007                  11.60      (0.06)        2.42           2.36           -          -                -         0.02        13.98    20.52%        816     2.24%@       3.95%        (0.45)%   171.44% (8)
   2006                  10.53      (0.05)        1.12           1.07           -          -                -            -        11.60    10.16%        157     2.25%@       2.29%        (0.50)%   208.15%
   2005                   9.81      (0.04)        0.76           0.72           -          -                -            -        10.53     7.34%         89     2.28%        2.28%        (0.42)%   173.71%

   Institutional Class
   2009>                $ 7.86     $ 0.04       $ 2.13         $ 2.17      $    -        $ -           $    -        $   -       $10.03    27.61%   $ 26,071     1.10%@       1.16%         0.92%    110.85%
   2009                  13.09       0.05        (5.25)         (5.20)      (0.03)         -            (0.03)           -         7.86   (39.73)%    24,956     1.60%@       1.71%         0.50%    184.31%
   2008                  14.20       0.02        (1.05)         (1.03)      (0.08)         -            (0.08)           -        13.09    (7.32)%    44,322     1.47%@       1.63%         0.18%    235.64%
   2007 (2)              13.51       0.03         0.66           0.69           -          -                -            -        14.20     5.11%          -     1.01%@   2,495.13%         0.73%    171.44% (8)
________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                123

FINANCIAL HIGHLIGHTS - continued

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009 (UNAUDITED)

                                                                                                                                                                                        Ratio of Net
                          Net                 Realized and                                                                        Net                 Net        Ratio        Ratio      Investment
                         Asset       Net       Unrealized                Dividends   Distributions     Total                     Asset               Assets     of Net      of Gross       Income
                         Value    Investment    Gains or        Total     from Net       from         Dividends                  Value                End      Expenses    Expenses to     (Loss)     Portfolio
                       Beginning    Income      (Losses)        from     Investment     Capital         and        Redemption     End      Total   of Period  to Average   Average Net   to Average   Turnover
                       of Period  (Loss) (1)  on Securities  Operations    Income        Gains      Distributions     Fees     of Period  Return†    (000)    Net Assets*   Assets*'^    Net Assets*    Rate†
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL BARROW HANLEY VALUE FUND

   Class Z
   2009>                $ 4.01     $ 0.05       $ 1.45         $ 1.50      $(0.06)      $    -         $(0.06)        $ -        $ 5.45   37.55%   $   84,563    1.04%          1.12%       2.27%       12.06%
   2009                   6.65       0.16        (2.68)         (2.52)      (0.12)           -          (0.12)          -          4.01  (38.29)%      67,325    1.10%          1.22%       3.03%       17.05%
   2008                   8.82       0.14        (0.97)         (0.83)      (0.20)       (1.14)         (1.34)          -          6.65  (11.49)%      86,801    1.10%          1.37%       1.59%        9.69%
   2007                  16.61       0.19         1.37           1.56       (0.21)       (9.14)         (9.35)          -          8.82   14.03%      124,884    1.10%          1.43%       1.52%       62.56%
   2006                  16.65       0.09         0.68           0.77       (0.14)       (0.67)         (0.81)          -         16.61    4.69%      311,142    1.37%          1.45%       0.51%       26.88%
   2005                  15.88       0.06         0.99           1.05       (0.05)       (0.23)         (0.28)          -         16.65    6.64%    1,374,194    1.44%          1.46%       0.34%       20.03%

   Class A
   2009>                $ 4.00     $ 0.05       $ 1.43         $ 1.48      $(0.05)      $    -         $(0.05)        $ -        $ 5.43   37.12%   $    2,758    1.30%          1.68%       2.11%       12.06%
   2009                   6.64       0.14        (2.66)         (2.52)      (0.12)           -          (0.12)          -          4.00  (38.39)%       2,530    1.35%          2.23%       2.76%       17.05%
   2008                   8.80       0.12        (0.97)         (0.85)      (0.17)       (1.14)         (1.31)          -          6.64  (11.68)%       2,379    1.35%          2.38%       1.36%        9.69%
   2007                  16.58       0.15         1.38           1.53       (0.17)       (9.14)         (9.31)          -          8.80   13.86%        2,806    1.35%          1.79%       1.27%       62.56%
   2006                  16.62       0.06         0.65           0.71       (0.08)       (0.67)         (0.75)          -         16.58    4.34%        3,791    1.59%          1.66%       0.38%       26.88%
   2005                  15.86       0.02         1.00           1.02       (0.03)       (0.23)         (0.26)          -         16.62    6.41%        5,827    1.69%          1.71%       0.12%       20.03%

   Class C
   2009>                $ 3.89     $ 0.03       $ 1.39         $ 1.42      $(0.03)      $    -         $(0.03)        $ -        $ 5.28   36.64%   $    1,323    2.05%          3.12%       1.27%       12.06%
   2009                   6.49       0.11        (2.60)         (2.49)      (0.11)           -          (0.11)          -          3.89  (38.80)%       1,219    2.10%          3.43%       2.11%       17.05%
   2008                   8.62       0.05        (0.95)         (0.90)      (0.09)       (1.14)         (1.23)          -          6.49  (12.38)%       2,567    2.10%          2.87%       0.61%        9.69%
   2007                  16.37       0.06         1.33           1.39           -        (9.14)         (9.14)          -          8.62   12.78%        3,283    2.10%          2.56%       0.52%       62.56%
   2006                  16.46      (0.06)        0.64           0.58           -        (0.67)         (0.67)          -         16.37    3.58%        5,988    2.35%          2.42%      (0.37)%      26.88%
   2005                  15.80      (0.11)        1.00           0.89           -        (0.23)         (0.23)          -         16.46    5.62%       10,143    2.44%          2.46%      (0.65)%      20.03%

   Institutional Class
   2009>                $ 4.01     $ 0.06       $ 1.43         $ 1.49      $(0.06)      $    -         $(0.06)        $ -        $ 5.44   37.43%   $   55,698    0.88%          0.93%       2.43%       12.06%
   2009                   6.63       0.17        (2.66)         (2.49)      (0.13)           -          (0.13)          -          4.01  (38.06)%      44,011    0.90%          1.02%       3.24%       17.05%
   2008                   8.83       0.41        (1.25)         (0.84)      (0.22)       (1.14)         (1.36)          -          6.63  (11.57)%      51,690    0.90%          1.02%       2.00%        9.69%
   2007 (2)               8.69       0.05         0.09           0.14           -            -              -           -          8.83    1.61%            -    0.93%      2,546.53%       2.10%       62.56%
________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 124

                                                                                                                                                                                        Ratio of Net
                          Net                 Realized and                                                                        Net                 Net        Ratio        Ratio      Investment
                         Asset       Net       Unrealized                Dividends   Distributions     Total                     Asset               Assets     of Net      of Gross       Income
                         Value    Investment    Gains or        Total     from Net       from         Dividends                  Value                End      Expenses    Expenses to     (Loss)     Portfolio
                       Beginning    Income      (Losses)        from     Investment     Capital         and        Redemption     End      Total   of Period  to Average   Average Net   to Average   Turnover
                       of Period  (Loss) (1)  on Securities  Operations    Income        Gains      Distributions     Fees     of Period  Return†    (000)    Net Assets*   Assets*'^    Net Assets*    Rate†
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND

   Class Z
   2009>                $ 9.98     $(0.06)      $ 4.41         $ 4.35       $ -          $ -            $ -           $ -        $14.33   43.59%    $122,965     1.45%          2.03%      (1.02)%     159.28%
   2009                  14.19       0.16        (4.37)         (4.21)        -            -              -             -          9.98  (29.67)%     87,360     1.45%          1.88%       1.29%      313.69%
   2008                  13.14      (0.14)        1.19 (6)       1.05         -            -              -             -         14.19    7.99% (6) 152,823     1.45%          1.83%      (0.91)%     243.11%
   2007                  13.04      (0.13)        0.23           0.10         -            -              -             -         13.14    0.77%     160,833     1.45%          1.84%      (1.06)%     126.47%
   2006                  10.40      (0.14)        2.78           2.64         -            -              -             -         13.04   25.38%     222,617     1.59%          1.62%      (1.24)%     104.99%
   2005                  10.77      (0.13)       (0.24)         (0.37)        -            -              -             -         10.40   (3.44)%    229,768     1.64%          1.64%      (1.22)%      63.05%

   Class A
   2009>                $ 9.83     $(0.08)      $ 4.35         $ 4.27       $ -          $ -            $ -           $ -        $14.10   43.44%    $  1,563     1.70%          2.10%      (1.27)%     159.28%
   2009                  14.02       0.09        (4.28)         (4.19)        -            -              -             -          9.83  (29.89)%      1,026     1.70%          2.86%       0.79%      313.69%
   2008                  13.02      (0.13)        1.13 (6)       1.00         -            -              -             -         14.02    7.68% (6)   1,670     1.70%          3.86%      (0.97)%     243.11%
   2007                  12.96      (0.16)        0.22           0.06         -            -              -             -         13.02    0.46%          73     1.70%          8.11%      (1.31)%     126.47%
   2006                  10.36      (0.17)        2.77           2.60         -            -              -             -         12.96   25.10%          67     1.83%          1.87%      (1.48)%     104.99%
   2005                  10.75      (0.15)       (0.24)         (0.39)        -            -              -             -         10.36   (3.63)%         53     1.90%          1.90%      (1.47)%      63.05%

   Class C
   2009>                $ 9.44     $(0.12)      $ 4.17         $ 4.05       $ -          $ -            $ -           $ -        $13.49   42.90%    $    715     2.45%          3.11%      (2.01)%     159.28%
   2009                  13.57      (0.02)       (4.11)         (4.13)        -            -              -             -          9.44  (30.43)%        763     2.45%          3.58%      (0.21)%     313.69%
   2008                  12.68      (0.23)        1.12 (6)       0.89         -            -              -             -         13.57    7.02% (6)   1,863     2.45%          4.60%      (1.71)%     243.11%
   2007                  12.72      (0.25)        0.21          (0.04)        -            -              -             -         12.68   (0.31)%        123     2.45%          6.06%      (2.06)%     126.47%
   2006                  10.24      (0.25)        2.73           2.48         -            -              -             -         12.72   24.22%         124     2.57%          2.61%      (2.19)%     104.99%
   2005                  10.71      (0.23)       (0.24)         (0.47)        -            -              -             -         10.24   (4.39)%         53     2.65%          2.65%      (2.22)%      63.05%

   Institutional Class
   2009>                $10.01     $(0.05)      $ 4.44         $ 4.39       $ -          $ -            $ -           $ -        $14.40   43.86%    $  7,328     1.20%          1.24%      (0.77)%     159.28%
   2009                  14.22       0.32        (4.53)         (4.21)        -            -              -             -         10.01  (29.61)%      5,187     1.20%          1.51%       3.01%      313.69%
   2008                  13.14      (0.13)        1.21 (6)       1.08         -            -              -             -         14.22    8.22% (6)       -     1.20%      1,490.14%      (0.36)%     243.11%
   2007 (2)              13.02      (0.03)        0.15           0.12         -            -              -             -         13.14    0.92%           -     1.22%      2,547.92%      (0.80)%     126.47%
________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                125

FINANCIAL HIGHLIGHTS - continued

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009 (UNAUDITED)

                                                                                                                                                                                        Ratio of Net
                          Net                 Realized and                                                                        Net                 Net        Ratio        Ratio      Investment
                         Asset       Net       Unrealized                Dividends   Distributions     Total                     Asset               Assets     of Net      of Gross       Income
                         Value    Investment    Gains or        Total     from Net       from         Dividends                  Value                End      Expenses    Expenses to     (Loss)     Portfolio
                       Beginning    Income      (Losses)        from     Investment     Capital         and        Redemption     End      Total   of Period  to Average   Average Net   to Average   Turnover
                       of Period  (Loss) (1)  on Securities  Operations    Income        Gains      Distributions     Fees     of Period  Return†    (000)    Net Assets*   Assets*'^    Net Assets*    Rate†
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL FOCUSED FUND

   Class Z
   2009>                $14.58     $ 0.07       $ 5.34         $ 5.41      $    -       $    -         $    -         $ -        $19.99   37.11%    $67,290      1.01%          1.38%       0.84%       45.40%
   2009                  21.84       0.25        (7.20)         (6.95)      (0.24)       (0.07)         (0.31)          -         14.58  (31.88)%    42,976      1.12%          1.45%       1.33%      309.24%
   2008                  23.53       0.19        (0.86)         (0.67)      (0.06)       (0.96)         (1.02)          -         21.84   (3.21)%    17,780      1.15%          1.36%       0.78%       97.93%
   2007                  20.36       0.13         3.10           3.23       (0.06)           -          (0.06)          -         23.53   15.85%     25,555      1.15%          1.44%       0.57%       95.63%
   2006                  18.61       0.02         1.82           1.84       (0.09)           -          (0.09)          -         20.36    9.88%     17,566      1.39%          1.47%       0.08%      110.47%
   2005                  17.19       0.07         1.35           1.42           -            -              -           -         18.61    8.26%     19,724      1.49%          1.62%       0.42%      192.04%

   Class A
   2009>                $14.44     $ 0.04       $ 5.29         $ 5.33      $    -       $    -         $    -         $ -        $19.77   36.91%    $15,621      1.24%          1.21%       0.41%       45.40%
   2009                  21.68       0.18        (7.11)         (6.93)      (0.24)       (0.07)         (0.31)          -         14.44  (32.04)%     1,950      1.35%          2.76%       1.01%      309.24%
   2008                  23.39       0.11        (0.83)         (0.72)      (0.03)       (0.96)         (0.99)          -         21.68   (3.46)%     1,690      1.40%          2.20%       0.44%       97.93%
   2007                  20.29       0.12         3.03           3.15       (0.05)           -          (0.05)          -         23.39   15.52%      3,265      1.40%          1.73%       0.50%       95.63%
   2006                  18.55      (0.03)        1.81           1.78       (0.04)           -          (0.04)          -         20.29    9.59%         69      1.64%          1.72%      (0.15)%     110.47%
   2005                  17.17       0.03         1.35           1.38           -            -              -           -         18.55    8.04%         63      1.74%          1.87%       0.20%      192.04%

   Class C
   2009>                $13.92     $(0.01)      $ 5.08         $ 5.07      $    -       $    -         $    -         $ -        $18.99   36.42%    $ 1,562      2.00%          2.20%      (0.13)%      45.40%
   2009                  21.05       0.04        (6.87)         (6.83)      (0.23)       (0.07)         (0.30)          -         13.92  (32.52)%       627      2.11%          7.42%       0.21%      309.24%
   2008                  22.88      (0.02)       (0.84)         (0.86)      (0.01)       (0.96)         (0.97)          -         21.05   (4.15)%       458      2.15%          7.37%      (0.08)%      97.93%
   2007                  19.95      (0.07)        3.00           2.93           -            -              -           -         22.88   14.69%        238      2.15%          5.22%      (0.33)%      95.63%
   2006                  18.34      (0.17)        1.78           1.61           -            -              -           -         19.95    8.78%         67      2.39%          2.47%      (0.90)%     110.47%
   2005                  17.10      (0.10)        1.34           1.24           -            -              -           -         18.34    7.25%         62      2.49%          2.62%      (0.55)%     192.04%

   Institutional Class
   2009>                $14.62     $ 0.10       $ 5.35         $ 5.45      $    -       $    -         $    -         $ -        $20.07   37.28%    $17,875      0.80%          0.95%       1.09%       45.40%
   2009                  21.81       0.30        (7.17)         (6.87)      (0.25)       (0.07)         (0.32)          -         14.62  (31.58)%    15,451      0.71%          0.98%       1.60%      309.24%
   2008                  23.54       0.29        (0.93)         (0.64)      (0.13)       (0.96)         (1.09)          -         21.81   (3.12)%    23,097      0.80%          1.02%       1.46%       97.93%
   2007 (2)              24.26       0.06        (0.78)         (0.72)          -            -              -           -         23.54   (2.97)%         -      0.83%      2,604.40%       0.91%       95.63%
________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                126

                                                                                                                                                                                        Ratio of Net
                          Net                 Realized and                                                                        Net                 Net        Ratio        Ratio      Investment
                         Asset       Net       Unrealized                Dividends   Distributions     Total                     Asset               Assets     of Net      of Gross       Income
                         Value    Investment    Gains or        Total     from Net       from         Dividends                  Value                End      Expenses    Expenses to     (Loss)     Portfolio
                       Beginning    Income      (Losses)        from     Investment     Capital         and        Redemption     End      Total   of Period  to Average   Average Net   to Average   Turnover
                       of Period  (Loss) (1)  on Securities  Operations    Income        Gains      Distributions     Fees     of Period  Return†    (000)    Net Assets*   Assets*'^    Net Assets*    Rate†
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL GROWTH FUND

   Class Z
   2009>                $15.92     $    -       $  6.45        $ 6.45      $    -        $ -           $    -         $ -        $22.37   40.52%    $359,677     1.10%          1.47%       0.00%       38.20%
   2009                  24.90       1.31        (10.29)        (8.98)          -          -                -           -         15.92  (36.06)%    263,873     1.10%          1.40%       6.43%      110.70%
   2008                  23.90      (0.12)         1.14          1.02       (0.02)         -            (0.02)          -         24.90    4.26%     474,654     1.10%          1.34%      (0.44)%      95.38%
   2007                  23.21      (0.08)         0.77          0.69           -          -                -           -         23.90    2.97%     531,797     1.10%          1.33%      (0.36)%      93.58%
   2006                  18.36      (0.12)         4.97          4.85           -          -                -           -         23.21   26.42%     655,520     1.35%          1.37%      (0.61)%     102.94%
   2005                  18.34      (0.19)         0.21          0.02           -          -                -           -         18.36    0.11%     714,903     1.40%          1.40%      (1.16)%      36.93%

   Class A
   2009>                $15.70     $(0.01)      $  6.34        $ 6.33      $    -        $ -           $    -         $ -        $22.03   40.32%    $    911     1.35%          2.67%      (0.15)%      38.20%
   2009                  24.62       1.11        (10.03)        (8.92)          -          -                -           -         15.70  (36.23)%        232     1.35%          7.67%       5.57%      110.70%
   2008                  23.70      (0.13)         1.08          0.95       (0.03)         -            (0.03)          -         24.62    4.01%         240     1.35%         16.50%      (0.53)%      95.38%
   2007                  23.07      (0.13)         0.76          0.63           -          -                -           -         23.70    2.73%          96     1.35%          5.41%      (0.56)%      93.58%
   2006                  18.29      (0.14)         4.92          4.78           -          -                -           -         23.07   26.13%         224     1.55%          1.57%      (0.67)%     102.94%
   2005                  18.32      (0.25)         0.22         (0.03)          -          -                -           -         18.29   (0.16)%         55     1.65%          1.65%      (1.41)%      36.93%

   Class C
   2009>                $15.06     $(0.09)      $  6.08        $ 5.99      $    -        $ -           $    -         $ -        $21.05   39.77%    $  1,181     2.10%          2.68%      (1.04)%      38.20%
   2009                  23.79       1.01         (9.74)        (8.73)          -          -                -           -         15.06  (36.70)%      1,221     2.10%          3.15%       5.18%      110.70%
   2008                  23.08      (0.30)         1.06          0.76       (0.05)         -            (0.05)          -         23.79    3.25%       2,379     2.10%          4.04%      (1.30)%      95.38%
   2007                  22.64      (0.30)         0.74          0.44           -          -                -           -         23.08    1.94%         145     2.10%          5.91%      (1.36)%      93.58%
   2006                  18.09      (0.30)         4.85          4.55           -          -                -           -         22.64   25.15%          68     2.34%          2.36%      (1.53)%     102.94%
   2005                  18.25      (0.38)         0.22         (0.16)          -          -                -           -         18.09   (0.88)%         54     2.40%          2.40%      (2.16)%      36.93%

   Institutional Class
   2009>                $15.85     $ 0.01       $  6.43        $ 6.44      $    -        $ -           $    -         $ -        $22.29   40.63%    $ 14,738     0.95%          1.16%       0.15%       38.20%
   2009                  24.79       1.69        (10.63)        (8.94)          -          -                -           -         15.85  (36.06)%      9,869     0.95%          1.48%       8.97%      110.70%
   2008                  23.91      (0.19)         1.13          0.94       (0.06)         -            (0.06)          -         24.79    3.91%           -     0.95%      3,578.21%      (0.75)%      95.38%
   2007 (2)              23.05      (0.02)         0.88          0.86           -          -                -           -         23.91    3.73%           -     0.97%      2,515.87%      (0.30)%      93.58%
________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                127

FINANCIAL HIGHLIGHTS - continued

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009 (UNAUDITED)

                                                                                                                                                                                                 Ratio of Net
                          Net                 Realized and                                                                                 Net                 Net        Ratio        Ratio      Investment
                         Asset       Net       Unrealized                Dividends   Distributions              Total                     Asset               Assets     of Net      of Gross       Income
                         Value    Investment    Gains or        Total     from Net       from       Return     Dividends                  Value                End      Expenses    Expenses to     (Loss)     Portfolio
                       Beginning    Income      (Losses)        from     Investment     Capital       of         and        Redemption     End      Total   of Period  to Average   Average Net   to Average   Turnover
                       of Period  (Loss) (1)  on Securities  Operations    Income        Gains      Capital  Distributions     Fees     of Period  Return†    (000)    Net Assets*   Assets*'^    Net Assets*    Rate†
_________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL HEITMAN REIT FUND

   Class Z
   2009>                $ 3.67     $ 0.08       $ 2.37         $ 2.45      $(0.09)      $    -     $    -       $(0.09)        $ -        $ 6.03    67.09%   $ 36,190     1.25%          1.40%       3.12%      77.65%
   2009                   9.12       0.21        (5.50)         (5.29)      (0.16)           -          -        (0.16)          -          3.67   (58.68)%    23,233     1.07%          1.23%       2.97%      86.69%
   2008                  15.34       0.09        (2.85)         (2.76)      (0.27)       (3.19)         -        (3.46)          -          9.12   (18.90)%    68,843     1.25%          1.36%       0.71%      66.23%
   2007                  14.28       0.12         2.57           2.69       (0.30)       (1.33)         -        (1.63)          -         15.34    19.20%    181,763     1.25%          1.30%       0.79%      67.95%
   2006                  11.77       0.10         4.07           4.17       (0.19)       (1.36)     (0.11) (3)   (1.66)          -         14.28    37.47%    182,951     1.31%          1.31%       0.73%      69.95%
   2005                  11.66       0.30         1.01^^         1.31       (0.29)       (0.91)         -        (1.20)          -         11.77    10.96%    145,088     1.31%          1.31%       2.52%      82.58%

   Class A
   2009>                $ 3.65     $ 0.07       $ 2.36         $ 2.43      $(0.08)      $    -     $    -       $(0.08)        $ -        $ 6.00    66.93%   $  7,901     1.50%          1.66%       2.86%      77.65%
   2009                   9.08       0.20        (5.49)         (5.29)      (0.14)           -          -        (0.14)          -          3.65   (58.85)%     4,333     1.40%          1.95%       2.78%      86.69%
   2008                  15.34       0.29        (3.07)         (2.78)      (0.29)       (3.19)         -        (3.48)          -          9.08   (19.05)%    10,438     1.50%          1.64%       3.14%      66.23%
   2007                  14.28       0.08         2.57           2.65       (0.26)       (1.33)         -        (1.59)          -         15.34    18.89%        389     1.50%          2.71%       0.56%      67.95%
   2006                  11.77       0.07         4.07           4.14       (0.16)       (1.36)     (0.11) (3)   (1.63)          -         14.28    37.16%        267     1.56%          1.56%       0.54%      69.95%
   2005                  11.66       0.27         1.01^^         1.28       (0.26)       (0.91)         -        (1.17)          -         11.77    10.70%         68     1.56%          1.56%       2.27%      82.58%

   Class C
   2009>                $ 3.65     $ 0.05       $ 2.36         $ 2.41      $(0.06)      $    -     $    -       $(0.06)        $ -        $ 6.00    66.33%   $    432     2.25%          2.08%       2.10%      77.65%
   2009                   9.11       0.19        (5.54)         (5.35)      (0.11)           -          -        (0.11)          -          3.65   (59.18)%       306     2.11%          8.66%       2.86%      86.69%
   2008                  15.32      (0.01)       (2.87)         (2.88)      (0.14)       (3.19)         -        (3.33)          -          9.11   (19.69)%       294     2.25%         10.88%      (0.10)%     66.23%
   2007                  14.25          -         2.54           2.54       (0.14)       (1.33)         -        (1.47)          -         15.32    18.07%        388     2.25%          3.35%      (0.03)%     67.95%
   2006                  11.75      (0.04)        4.08           4.04       (0.07)       (1.36)     (0.11) (3)   (1.54)          -         14.25    36.17%        533     2.31%          2.31%      (0.28)%     69.95%
   2005                  11.65       0.18         1.01^^         1.19       (0.18)       (0.91)         -        (1.09)          -         11.75     9.88%        236     2.31%          2.31%       1.54%      82.58%

   Institutional Class
   2009>                $ 3.65     $ 0.08       $ 2.36         $ 2.44      $(0.09)      $    -     $    -       $(0.09)        $ -        $ 6.00    67.34%   $  3,411     0.95%          1.59%       3.41%      77.65%
   2009                   9.06       0.17        (5.41)         (5.24)      (0.17)           -          -        (0.17)          -          3.65   (58.56)%     2,304     0.91%          1.31%       2.06%      86.69%
   2008                  15.34       0.32        (3.07)         (2.75)      (0.34)       (3.19)         -        (3.53)          -          9.06   (18.85)%    24,318     0.95%          1.26%       3.98%      66.23%
   2007 (2)              15.00       0.10         0.40           0.50       (0.16)           -          -        (0.16)          -         15.34     3.37%          -     0.96%      2,435.56%       2.22%      67.95%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                128

                                                                                                                                                                 Ratio                    Ratio of Net
                          Net                 Realized and                                                                        Net                 Net       of Net       Ratio of      Investment
                         Asset       Net       Unrealized                Dividends   Distributions     Total                     Asset               Assets    Expenses        Gross        Income
                         Value    Investment    Gains or        Total     from Net       from         Dividends                  Value                End     to Average    Expenses to     (Loss)     Portfolio
                       Beginning    Income      (Losses)        from     Investment     Capital         and        Redemption     End      Total   of Period      Net       Average Net    to Average   Turnover
                       of Period  (Loss) (1)  on Securities  Operations    Income        Gains      Distributions     Fees     of Period  Return†    (000)      Assets*      Assets*'^     Net Assets*    Rate†
________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL LARGE CAP GROWTH FUND

   Class Z
   2009>                $11.18     $ 0.02       $ 3.42         $ 3.44       $ -          $ -            $ -           $ -        $14.62    30.77%   $170,870     1.17%          1.56%       0.27%      118.48%
   2009                  18.91       0.02        (7.75)         (7.73)        -            -              -             -         11.18   (40.88)%   136,809     1.25%          1.61%       0.14%      160.62%
   2008                  18.28      (0.06)        0.69           0.63         -            -              -             -         18.91     3.45%     94,245     1.25%          1.68%      (0.31)%     112.65%
   2007                  17.78      (0.08)        0.58           0.50         -            -              -             -         18.28     2.81%    111,341     1.25%          1.51%      (0.44)%     157.06%
   2006                  14.03      (0.14)        3.89           3.75         -            -              -             -         17.78    26.73%    140,148     1.41%          1.44%      (0.90)%     128.58%
   2005                  15.12      (0.09)       (1.00)         (1.09)        -            -              -             -         14.03    (7.21)%   153,215     1.46%          1.46%      (0.64)%      41.95%

   Class A
   2009>                $11.01     $ 0.00       $ 3.37         $ 3.37       $ -          $ -            $ -           $ -        $14.38    30.61%   $  1,696     1.43%          0.42%       0.02%      118.48%
   2009                  18.69      (0.01)       (7.67)         (7.68)        -            -              -             -         11.01   (41.09)%     1,700     1.50%          2.44%      (0.06)%     160.62%
   2008                  18.11      (0.10)        0.68           0.58         -            -              -             -         18.69     3.20%      2,002     1.50%          3.31%      (0.51)%     112.65%
   2007                  17.66      (0.12)        0.57           0.45         -            -              -             -         18.11     2.55%        660     1.50%          2.78%      (0.67)%     157.06%
   2006                  13.97      (0.17)        3.86           3.69         -            -              -             -         17.66    26.41%         84     1.64%          1.68%      (1.05)%     128.58%
   2005                  15.10      (0.13)       (1.00)         (1.13)        -            -              -             -         13.97    (7.48)%        52     1.71%          1.71%      (0.88)%      41.95%

   Class C
   2009>                $10.58     $(0.05)      $ 3.23         $ 3.18       $ -          $ -            $ -           $ -        $13.76    30.06%   $  1,171     2.19%          1.86%      (0.75)%     118.48%
   2009                  18.07      (0.12)       (7.37)         (7.49)        -            -              -             -         10.58   (41.45)%     2,033     2.25%          3.29%      (0.85)%     160.62%
   2008                  17.65      (0.23)        0.65           0.42         -            -              -             -         18.07     2.38%      2,954     2.25%          3.41%      (1.25)%     112.65%
   2007                  17.34      (0.25)        0.56           0.31         -            -              -             -         17.65     1.79%        226     2.25%          5.00%      (1.45)%     157.06%
   2006                  13.82      (0.29)        3.81           3.52         -            -              -             -         17.34    25.47%        110     2.41%          2.44%      (1.84)%     128.58%
   2005                  15.05      (0.24)       (0.99)         (1.23)        -            -              -             -         13.82    (8.17)%        62     2.46%          2.46%      (1.60)%      41.95%

   Institutional Class
   2009>                $11.25     $ 0.04       $ 3.42         $ 3.46       $ -          $ -            $ -           $ -        $14.71    30.76%   $ 30,845     0.91%          0.85%       0.55%      118.48%
   2009                  18.96       0.19        (7.90)         (7.71)        -            -              -             -         11.25   (40.66)%     1,610     0.95%          8.98%       1.74%      160.62%
   2008                  18.29      (0.01)        0.68           0.67         -            -              -             -         18.96     3.66%          -     0.95%      3,758.64%      (0.05)%     112.65%
   2007 (2)              18.33      (0.01)       (0.03)         (0.04)        -            -              -             -         18.29    (0.22)%         -     0.97%      2,564.04%      (0.16)%     157.06%
________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                129

FINANCIAL HIGHLIGHTS - continued

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009 (UNAUDITED)

                                                                                                                                                                  Ratio                   Ratio of Net
                   Net                 Realized and                                                                         Net                       Net         of Net       Ratio of    Investment
                  Asset       Net       Unrealized                 Dividends   Distributions     Total                     Asset                    Assets       Expenses       Gross        Income
                  Value    Investment    Gains or       Total       from Net       from         Dividends                  Value                      End       to Average    Expenses to    (Loss)      Portfolio
                Beginning    Income      (Losses)       from       Investment     Capital         and        Redemption     End        Total       of Period        Net      Average Net   to Average     Turnover
                of Period  (Loss) (1)  on Securities  Operations     Income        Gains      Distributions     Fees     of Period    Return†        (000)        Assets*      Assets*'^   Net Assets*      Rate†
____________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL STRATEGIC SMALL COMPANY FUND

   Class Z
   2009>         $ 6.37     $(0.03)      $ 2.20        $ 2.17         $ -        $    -         $    -          $ -      $ 8.54     34.07%         $101,873        1.30%         1.79%       (0.76)%       95.30%
   2009            9.78          -        (3.41) (6)    (3.41)          -             -              -            -        6.37    (34.87)% (6)      79,518        1.10%         1.75%       (0.01)%      289.91%
   2008           13.47      (0.03)       (0.96)        (0.99)          -         (2.70)         (2.70)           -        9.78    (11.00)%          24,156        1.35%         1.74%       (0.19)%      142.78%
   2007           17.43      (0.12)        0.33          0.21           -         (4.17)         (4.17)           -       13.47      5.12%           35,712        1.35%         1.63%       (0.84)%      160.24%
   2006           14.47      (0.13)        3.09          2.96           -             -              -            -       17.43     20.46%           48,107        1.46%         1.54%       (0.82)%      148.73%
   2005           13.68      (0.16)        0.95          0.79           -             -              -            -       14.47      5.77%           51,156        1.50%         1.61%       (1.17)%       80.38%

   Class A
   2009>         $ 6.25     $(0.04)      $ 2.16        $ 2.12         $ -        $    -         $    -          $ -      $ 8.37     33.92%         $    830        1.55%         0.33%       (1.00)%       95.30%
   2009            9.61      (0.03)       (3.33) (6)    (3.36)          -             -              -            -        6.25    (34.96)% (6)         720        1.36%         4.20%       (0.32)%      289.91%
   2008           13.31      (0.06)       (0.94)        (1.00)          -         (2.70)         (2.70)           -        9.61    (11.22)%           1,261        1.60%         3.03%       (0.49)%      142.78%
   2007           17.31      (0.14)        0.31          0.17           -         (4.17)         (4.17)           -       13.31      4.88%            1,296        1.60%         2.13%       (1.08)%      160.24%
   2006           14.41      (0.16)        3.06          2.90           -             -              -            -       17.31     20.12%              233        1.70%         1.78%       (1.00)%      148.73%
   2005           13.66      (0.19)        0.94          0.75           -             -              -            -       14.41      5.49%               62        1.75%         1.86%       (1.42)%       80.38%

   Class C
   2009>         $ 5.88     $(0.06)      $ 2.03        $ 1.97         $ -        $    -         $    -          $ -      $ 7.85     33.50%         $     94        2.30%        (2.97)%      (1.76)%       95.30%
   2009            9.11      (0.07)       (3.16) (6)    (3.23)          -             -              -            -        5.88    (35.46)% (6)          73        2.00%        59.20%       (0.88)%      289.91%
   2008           12.84      (0.11)       (0.92)        (1.03)          -         (2.70)         (2.70)           -        9.11    (11.89)%              33        2.35%        41.41%       (0.89)%      142.78%
   2007           16.97      (0.24)        0.28          0.04           -         (4.17)         (4.17)           -       12.84      4.07%               96        2.35%         7.29%       (1.83)%      160.24%
   2006           14.23      (0.28)        3.02          2.74           -             -              -            -       16.97     19.26%               81        2.46%         2.54%       (1.81)%      148.73%
   2005           13.59      (0.29)        0.93          0.64           -             -              -            -       14.23      4.71%               68        2.50%         2.61%       (2.16)%       80.38%

   Institutional Class
   2009>         $ 6.39     $(0.02)      $ 2.21        $ 2.19         $ -        $    -         $    -          $ -      $ 8.58     34.27%         $ 12,394        1.05%         1.18%       (0.51)%       95.30%
   2009            9.80      (0.02)       (3.39) (6)    (3.41)          -             -              -            -        6.39    (34.80)% (6)      11,923        1.06%        18.23%       (0.32)%      289.91%
   2008           13.48          -        (0.98)        (0.98)          -         (2.70)         (2.70)           -        9.80    (10.92)%               -        1.10%     3,635.24%       (0.02)%      142.78%
   2007 (2)       12.93      (0.03)        0.58          0.55           -             -              -            -       13.48      4.25%                -        1.12%     2,509.06%       (0.69)%      160.24%
____________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 130

                                                                                                                                                                  Ratio                   Ratio of Net
                   Net                 Realized and                                                                         Net                       Net         of Net       Ratio of    Investment
                  Asset       Net       Unrealized                 Dividends   Distributions     Total                     Asset                    Assets       Expenses       Gross       Income
                  Value    Investment    Gains or       Total       from Net       from         Dividends                  Value                      End       to Average    Expenses to    (Loss)      Portfolio
                Beginning    Income      (Losses)       from       Investment     Capital         and        Redemption     End        Total       of Period       Net       Average Net   to Average    Turnover
                of Period  (Loss) (1)  on Securities  Operations     Income        Gains      Distributions     Fees     of Period    Return†        (000)        Assets*      Assets*'^   Net Assets*     Rate†
____________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL TS&W MID-CAP VALUE FUND

   Class Z
   2009>         $ 5.65     $ 0.01        $ 1.75       $ 1.76       $    -        $    -         $    -         $ -       $ 7.41      31.15%       $ 74,992       1.12%            1.46%     0.37%         78.94%
   2009††          6.02       0.07         (0.41)       (0.34)       (0.03)            -          (0.03)          -         5.65      (5.60)%        60,618       1.12%            3.20%     1.29%        163.38%

   Class A
   2009>         $ 5.61     $    -        $ 1.72       $ 1.72       $    -        $    -         $    -         $ -       $ 7.33      30.66%       $  6,143       1.40%            1.83%     0.10%         78.94%
   2009            8.69       0.02         (3.07)       (3.05)       (0.03)            -          (0.03)          -         5.61     (35.07)%         5,304       1.40%            2.53%     0.29%        163.38%
   2008(5)        10.00       0.01         (1.32)       (1.31)           -             -              -           -         8.69     (13.10)%         2,340       1.40%            3.69%     0.17%         66.60%

   Class C
   2009>         $ 5.54     $(0.02)       $ 1.70       $ 1.68       $    -        $    -         $    -         $ -       $ 7.22      30.32%       $    909       2.15%            2.48%    (0.67)%        78.94%
   2009            8.64      (0.05)        (3.02)       (3.07)       (0.03)            -          (0.03)          -         5.54     (35.55)%         1,679       2.15%            3.10%    (0.61)%       163.38%
   2008 (5)       10.00      (0.04)        (1.32)       (1.36)           -             -              -           -         8.64     (13.60)%         1,935       2.15%            3.86%    (0.54)%        66.60%

   Institutional Class
   2009>         $ 5.65     $ 0.02        $ 1.74       $ 1.76       $    -        $    -         $    -         $ -       $ 7.41      31.15%       $145,567       1.00%            1.05%     0.52%         78.94%
   2009            8.72       0.05         (3.08)       (3.03)       (0.04)            -          (0.04)          -         5.65     (34.81)%        57,430       1.00%            1.18%     0.58%        163.38%
   2008 (5)       10.00       0.04         (1.31)       (1.27)       (0.01)            -          (0.01)          -         8.72     (12.75)%        56,426       1.00%            1.10%     0.57%         66.60%
____________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL TS&W SMALL CAP VALUE FUND

   Class Z
   2009>         $11.29     $ 0.02        $ 3.94       $ 3.96       $    -        $    -         $    -         $ -       $15.25      35.08%       $ 77,064       1.25%            1.32%     0.22%         43.73%
   2009           19.76       0.02         (6.77) (6)   (6.75)       (0.02)        (1.70)         (1.72)          -        11.29     (34.57)% (6)    55,976       1.23%            1.37%     0.15%        139.92%
   2008           26.30      (0.13)        (2.52)       (2.65)           -         (3.89)         (3.89)          -        19.76     (11.53)%        45,862       1.30%            1.49%    (0.51)%        40.37%
   2007           28.15      (0.14)         2.48         2.34            -         (4.19)         (4.19)          -        26.30       8.80%         67,029       1.30%            1.45%    (0.53)%        35.43%
   2006           25.20      (0.15)         5.57         5.42            -         (2.47)         (2.47)          -        28.15      22.69%         68,271       1.46%            1.47%    (0.56)%        41.45%
   2005           20.80      (0.16)         4.97         4.81            -         (0.41)         (0.41)          -        25.20      23.23%         91,746       1.50%            1.54%    (0.68)%        27.69%

   Class A
   2009>         $11.05     $    -        $ 3.85       $ 3.85       $    -        $    -         $    -         $ -       $14.90      34.84%       $  4,256       1.50%            1.42%    (0.03)%        43.73%
   2009           19.43          -         (6.66) (6)   (6.66)       (0.02)        (1.70)         (1.72)          -        11.05     (34.71)% (6)     2,160       1.53%            3.25%    (0.01)%       139.92%
   2008           25.99      (0.16)        (2.51)       (2.67)           -         (3.89)         (3.89)          -        19.43     (11.75)%         1,137       1.55%            4.57%    (0.71)%        40.37%
   2007           27.93      (0.21)         2.46         2.25            -         (4.19)         (4.19)          -        25.99       8.54%            856       1.55%            2.17%    (0.78)%        35.43%
   2006           25.08      (0.21)         5.53         5.32            -         (2.47)         (2.47)          -        27.93      22.39%            975       1.70%            1.71%    (0.81)%        41.45%
   2005           20.76      (0.22)         4.95         4.73            -         (0.41)         (0.41)          -        25.08      22.88%            833       1.76%            1.78%    (0.93)%        27.69%

   Class C
   2009>         $10.39     $(0.04)       $ 3.62       $ 3.58       $    -        $    -         $    -         $ -       $13.97      34.46%       $  1,527       2.13%            1.96%    (0.67)%        43.73%
   2009           18.50      (0.07)        (6.33) (6)   (6.40)       (0.01)        (1.70)         (1.71)          -        10.39     (35.04)% (6)     1,557       2.02%            4.54%    (0.49)%       139.92%
   2008           25.11      (0.35)        (2.37)       (2.72)           -         (3.89)         (3.89)          -        18.50     (12.39)%           808       2.30%            4.74%    (1.51)%        40.37%
   2007           27.32      (0.40)         2.38         1.98            -         (4.19)         (4.19)          -        25.11       7.71%            982       2.30%            2.79%    (1.54)%        35.43%
   2006           24.76      (0.40)         5.43         5.03            -         (2.47)         (2.47)          -        27.32      21.48%          1,139       2.45%            2.47%    (1.56)%        41.45%
   2005           20.65      (0.40)         4.92         4.52            -         (0.41)         (0.41)          -        24.76      21.99%          1,016       2.51%            2.52%    (1.69)%        27.69%

   Institutional Class
   2009>         $11.32     $ 0.03        $ 3.95       $ 3.98       $    -        $    -         $    -         $ -       $15.30      35.16%       $ 35,971       1.10%            1.18%     0.44%         43.73%
   2009††         14.28       0.02         (1.26) (6)   (1.24)       (0.02)        (1.70)         (1.72)          -        11.32     (9.52)% (6)          -       1.09%       24,873.11%     0.15%        139.92%
____________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL BARROW HANLEY CORE BOND FUND

   Institutional Class
   2009>         $ 9.96     $ 0.24        $ 0.69       $ 0.93       $(0.24)       $    -         $(0.24)        $ -       $10.65       9.48%       $ 52,628       0.70%            0.79%     4.73%         44.94%
   2009           10.19       0.45         (0.09)        0.36        (0.45)        (0.14)         (0.59)          -         9.96       3.72%         43,091       0.70%            0.75%     4.57%        201.34%
   2008 (4)       10.00       0.17          0.19         0.36        (0.17)            -          (0.17)          -        10.19       3.58%         47,060       0.70%            0.95%     4.68%         70.77%
____________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                 131

FINANCIAL HIGHLIGHTS - continued

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009 (UNAUDITED)

                                                                                                                                                                  Ratio                   Ratio of Net
                   Net                 Realized and                                                                         Net                       Net         of Net       Ratio of    Investment
                  Asset       Net       Unrealized                 Dividends   Distributions     Total                     Asset                    Assets       Expenses       Gross       Income
                  Value    Investment    Gains or       Total       from Net       from         Dividends                  Value                      End       to Average    Expenses to    (Loss)      Portfolio
                Beginning    Income      (Losses)       from       Investment     Capital         and        Redemption     End        Total       of Period       Net       Average Net   to Average    Turnover
                of Period  (Loss) (1)  on Securities  Operations     Income        Gains      Distributions     Fees     of Period    Return†        (000)        Assets*      Assets*'^   Net Assets*     Rate†
____________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL CASH RESERVES FUND

   Class Z
   2009>         $ 1.00      $   -        $    -       $    -       $    -          $ -         $    -          $ -       $ 1.00       0.05%        $28,218        0.37%          0.98%       0.10%           n/a
   2009            1.00       0.01             -         0.01        (0.01)           -          (0.01)           -         1.00       1.49%         32,732        0.72%          1.10%       1.51%           n/a
   2008            1.00       0.04             -         0.04        (0.04)           -          (0.04)           -         1.00       4.18%         37,542        0.73%          0.99%       4.11%           n/a
   2007            1.00       0.04             -         0.04        (0.04)           -          (0.04)           -         1.00       4.56%         32,909        0.73%          0.94%       4.47%           n/a
   2006            1.00       0.03             -         0.03        (0.03)           -          (0.03)           -         1.00       2.96%         34,503        0.84%          0.85%       2.88%           n/a
   2005            1.00       0.01             -         0.01        (0.01)           -          (0.01)           -         1.00       0.91%         41,720        0.82%          0.83%       0.87%           n/a

   Class A
   2009>         $ 1.00      $   -        $    -       $    -       $    -          $ -         $    -          $ -       $ 1.00       0.05%        $ 1,883        0.37%          2.30%       0.09%           n/a
   2009            1.00       0.01             -         0.01        (0.01)           -          (0.01)           -         1.00       1.26%          1,045        0.93%          4.23%       1.10%           n/a
   2008 (7)        1.00       0.02          0.01         0.03        (0.03)           -          (0.03)           -         1.00       3.05%            907        0.98%          7.21%       2.99%           n/a

   Class C
   2009>         $ 1.00      $   -        $    -       $    -       $    -          $ -         $    -          $ -       $ 1.00       0.05%        $ 1,246        0.37%          2.20%       0.11%           n/a
   2009            1.00       0.01             -         0.01        (0.01)           -          (0.01)           -         1.00       0.62%          3,229        1.53%          2.98%       0.51%           n/a
   2008 (7)        1.00       0.02             -         0.02        (0.02)           -          (0.02)           -         1.00       2.51%          1,689        1.73%          3.59%       2.79%           n/a

   Institutional Class
   2009>         $ 1.00      $   -        $    -       $    -       $    -          $ -         $    -          $ -       $ 1.00       0.34%        $     1        0.37%      2,922.43%      (0.36)%          n/a
   2009            1.00       0.02         (0.00)        0.02        (0.02)           -          (0.02)           -         1.00       1.78%              1        0.43%      6,149.85%       1.77%           n/a
   2008 (7)        1.00       0.03          0.01         0.04        (0.04)           -          (0.04)           -         1.00       3.54%              1        0.73%      1,509.12%       3.96%           n/a
____________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL DWIGHT HIGH YIELD FUND

   Institutional Class
   2009>         $ 7.72      $0.66        $ 2.55       $ 3.21       $(0.62)         $ -         $(0.62)         $ -       $10.31      42.50%        $14,050        0.80%          1.03%      14.15%        208.23%
   2009            9.29       0.85         (1.55)       (0.70)       (0.87)           -          (0.87)           -         7.72      (7.78)%         9,326        0.80%          1.05%      10.04%         74.19%
   2008 (4)       10.00       0.36         (0.69)       (0.33)       (0.38)           -          (0.38)           -         9.29      (3.39)%         8,602        0.80%          1.86%      10.90%         10.78%
____________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 132

                                                                                                                                                                  Ratio                   Ratio of Net
                   Net                 Realized and                                                                         Net                       Net         of Net       Ratio of    Investment
                  Asset       Net       Unrealized                 Dividends   Distributions     Total                     Asset                    Assets       Expenses       Gross       Income
                  Value    Investment    Gains or       Total       from Net       from         Dividends                  Value                      End       to Average    Expenses to    (Loss)      Portfolio
                Beginning    Income      (Losses)       from       Investment     Capital         and        Redemption     End        Total       of Period       Net       Average Net   to Average    Turnover
                of Period  (Loss) (1)  on Securities  Operations     Income        Gains      Distributions     Fees     of Period    Return†        (000)        Assets*      Assets*'^   Net Assets*     Rate†
____________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND

   Class Z
   2009>          $ 9.79     $0.19      $ 0.44          $0.63       $(0.20)       $    -         $(0.20)        $ -       $10.22      6.45%         $ 9,794       0.58%            0.74%     3.88%        210.71%
   2009            10.17      0.47       (0.09) (6)      0.38        (0.47)        (0.29)         (0.76)          -         9.79      3.97% (6)       6,489       0.53%            1.90%     4.78%        214.25%
   2008            10.09      0.50        0.04           0.54        (0.46)            -          (0.46)          -        10.17      5.50%           2,721       0.82%            1.79%     4.64%        277.91%
   2007             9.97      0.46        0.12           0.58        (0.46)            -          (0.46)          -        10.09      5.99%           7,574       0.85%            1.60%     4.62%        462.98%
   2006            10.12      0.39       (0.12)          0.27        (0.40)        (0.02)         (0.42)          -         9.97      2.70%           7,620       0.85%            1.74%     3.88%        435.30%
   2005            10.30      0.35        0.03           0.38        (0.36)        (0.20)         (0.56)          -        10.12      3.72%           7,302       0.85%            2.05%     3.38%        350.28%

   Class A
   2009>          $ 9.80     $0.18      $ 0.43          $0.61       $(0.18)       $    -         $(0.18)        $ -       $10.23      6.32%         $64,970       0.83%            0.91%     3.64%        210.71%
   2009            10.18      0.44       (0.09) (6)      0.35        (0.44)        (0.29)         (0.73)          -         9.80      3.75% (6)      34,967       0.83%            1.15%     4.51%        214.25%
   2008            10.09      0.43        0.10           0.53        (0.44)            -          (0.44)          -        10.18      5.37%             808       1.04%            4.71%     4.40%        277.91%
   2007             9.97      0.44        0.12           0.56        (0.44)            -          (0.44)          -        10.09      5.78%             590       1.10%            3.68%     4.41%        462.98%
   2006            10.12      0.37       (0.13)          0.24        (0.37)        (0.02)         (0.39)          -         9.97      2.45%              56       1.10%            2.00%     3.63%        435.30%
   2005            10.30      0.32        0.03           0.35        (0.33)        (0.20)         (0.53)          -        10.12      3.46%              55       1.10%            2.30%     3.13%        350.28%

   Class C
   2009>          $ 9.79     $0.14      $ 0.45          $0.59       $(0.15)       $    -         $(0.15)        $ -       $10.23      6.03%         $24,768       1.58%            1.69%     2.89%        210.71%
   2009            10.17      0.36       (0.08) (6)      0.28        (0.37)        (0.29)         (0.66)          -         9.79      2.97% (6)      14,759       1.58%            2.33%     3.72%        214.25%
   2008            10.09      0.32        0.12           0.44        (0.36)            -          (0.36)          -        10.17      4.51%           1,102       1.70%            7.92%     3.74%        277.91%
   2007             9.98      0.36        0.11           0.47        (0.36)            -          (0.36)          -        10.09      4.84%              93       1.85%            7.98%     3.63%        462.98%
   2006            10.12      0.29       (0.11)          0.18        (0.30)        (0.02)         (0.32)          -         9.98      1.78%              55       1.85%            2.73%     2.90%        435.30%
   2005            10.29      0.24        0.05           0.29        (0.26)        (0.20)         (0.46)          -        10.12      2.79%              68       1.85%            3.05%     2.38%        350.28%

   Institutional Class
   2009>          $ 9.80     $0.19      $ 0.44          $0.63       $(0.20)       $    -         $(0.20)        $ -       $10.23      6.48%         $12,872       0.50%            0.70%     3.84%        210.71%
   2009            10.17      0.47       (0.08) (6)      0.39        (0.47)        (0.29)         (0.76)          -         9.80      4.07% (6)      20,458       0.50%            0.75%     4.69%        214.25%
   2008            10.09      0.43        0.16           0.59        (0.51)            -          (0.51)          -        10.17      6.04%          69,653       0.54%            0.58%     4.75%        277.91%
   2007 (2)        10.10      0.14           -           0.14        (0.15)            -          (0.15)          -        10.09      1.36%               -       0.58%        2,560.19%     5.21%        462.98%
____________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                 133

FINANCIAL HIGHLIGHTS - concluded

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED) AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009 (UNAUDITED)

                                                                                                                                                                   Ratio                 Ratio of Net
                   Net                 Realized and                                                                                 Net                Net        of Net     Ratio of    Investment
                  Asset       Net       Unrealized                Dividends   Distributions               Total                    Asset              Assets    Expenses       Gross        Income
                  Value    Investment    Gains or        Total     from Net       from        Return    Dividends                  Value               End      to Average  Expenses to     (Loss)     Portfolio
                Beginning    Income      (Losses)        from     Investment     Capital        of         and       Redemption     End      Total  of Period      Net      Average Net  to Average    Turnover
                of Period  (Loss) (1)  on Securities  Operations    Income        Gains      Capital  Distributions     Fees     of Period  Return†   (000)       Assets*   Assets*'^  Net Assets*       Rate†
__________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND

Class Z
   2009>         $ 9.76      $0.15        $ 0.23         $0.38     $(0.15)       $    -        $ -      $(0.15)         $ -       $ 9.99     3.91%   $135,950     0.70%          0.61%      3.03%       93.67%
   2009            9.98       0.38         (0.24)         0.14      (0.36)            -          -       (0.36)           -         9.76     1.45%    131,759     0.70%          0.71%      3.90%      262.55%
   2008            9.90       0.42          0.06          0.48      (0.40)            -                  (0.40)           -         9.98     4.90%    158,524     0.70%          0.87%      4.15%      188.14%
   2007            9.77       0.37          0.12          0.49      (0.36)            -          -       (0.36)           -         9.90     5.14%    187,897     0.70%          0.91%      3.74%      163.81%
   2006            9.81       0.30         (0.03)         0.27      (0.31)            -          -       (0.31)           -         9.77     2.74%    254,300     0.74%          0.93%      3.01%      196.42%
   2005           10.00       0.21         (0.11)#        0.10      (0.25)        (0.04)         -       (0.29)           -         9.81     1.02%<   392,118     0.83%          1.17%      2.08%      400.26%

Class A
   2009>         $ 9.76      $0.14        $ 0.24         $0.38     $(0.14)       $    -        $ -      $(0.14)         $ -       $10.00     3.90%   $ 53,063     0.95%          0.88%      2.75%       93.67%
   2009            9.99       0.35         (0.23)         0.12      (0.35)            -          -       (0.35)           -         9.76     1.23%     27,262     0.95%          1.06%      3.56%      262.55%
   2008            9.90       0.39          0.08          0.47      (0.38)            -                  (0.38)           -         9.99     4.80%      1,104     0.95%          2.75%      3.86%      188.14%
   2007            9.77       0.34          0.13          0.47      (0.34)            -          -       (0.34)           -         9.90     4.88%         58     0.95%          8.65%      3.50%      163.81%
   2006            9.82       0.27         (0.04)         0.23      (0.28)            -          -       (0.28)           -         9.77     2.38%         53     0.99%          1.17%      2.79%      196.42%
   2005           10.00       0.21         (0.13)#        0.08      (0.22)        (0.04)         -       (0.26)           -         9.82     0.87%<        52     1.05%          1.39%      2.12%      400.26%

Class C
   2009>         $ 9.75      $0.11        $ 0.24         $0.35     $(0.11)       $    -        $ -      $(0.11)         $ -       $ 9.99     3.63%   $ 17,491     1.45%          1.44%      2.27%       93.67%
   2009            9.98       0.30         (0.24)         0.06      (0.29)            -          -       (0.29)           -         9.75     0.63%     11,939     1.45%          1.74%      3.07%      262.55%
   2008            9.90       0.30          0.11          0.41      (0.33)            -                  (0.33)           -         9.98     4.21%      2,589     1.45%          2.73%      3.43%      188.14%
   2007            9.77       0.29          0.13          0.42      (0.29)            -          -       (0.29)           -         9.90     4.36%         55     1.45%          9.27%      3.00%      163.81%
   2006            9.82       0.23         (0.05)         0.18      (0.23)            -          -       (0.23)           -         9.77     1.87%         52     1.49%          1.67%      2.29%      196.42%
   2005           10.00       0.16         (0.13)#        0.03      (0.17)        (0.04)         -       (0.21)           -         9.82     0.36%<        51     1.55%          1.89%      1.62%      400.26%

Institutional Class
   2009>         $ 9.75      $0.15        $ 0.25         $0.40     $(0.16)        $   -        $ -      $(0.16)         $ -       $ 9.99     4.09%   $  6,963     0.55%          1.14%      3.10%       93.67%
   2009            9.97       0.39         (0.23)         0.16      (0.38)            -          -       (0.38)           -         9.75     1.64%        156     0.55%         39.49%      3.99%      262.55%
   2008            9.90       0.42          0.07          0.49      (0.42)            -                  (0.42)           -         9.97     5.07%         25     0.55%        566.32%      4.60%      188.14%
   2007 (2)        9.87       0.12          0.03          0.15      (0.12)            -          -       (0.12)           -         9.90     1.48%          -     0.56%      2,553.82%      4.30%      163.81%
__________________________________________________________________________________________________________________________________________________________________________________________________________________

n/a  Not Applicable
*    Ratios for periods of less than one year have been annualized.
†    Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charge.
††   Class commenced operations on December 9, 2008.
^    See Note 10.
^^   In addition to the net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of sales and redemptions of shares in relation to fluctuating market values for the Fund's investments.
#    The impact of the payment from affiliate (See Note 2) increased the Realized and Unrealized Gains on Securities by $0.07 per
     share.
<    A percentage of the total return consists of a payment from the Adviser. Excluding the payment by affiliate the total return would have been 0.30%, 0.15%, and (0.35)% for Class Z, Class A, and Class C, respectively.
>    For the six-month period ended September 30, 2009.
1    Per share amounts for the year or period are calculated based on average outstanding shares.
2    Class commenced operations on December 20, 2006.
3    Historically, the Old Mutual Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.
4    Old Mutual Barrow Hanley Core Bond Fund and Old Mutual Dwight High Yield Fund commenced operations on November 19, 2007.
5    The Old Mutual TS&W Mid-Cap Value Fund commenced operations on June 4, 2007.
6    Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.
7    Class A, Class C and Institutional Class shares commenced operations on June 4, 2007.
8    Ratio has been revised to present a corrected calculation. A higher turnover rate increases transaction costs (e.g. brokerage commissions) and increases realized gains and losses. There were no changes in the net realized gains and losses as reported in the March 31, 2007 annual report as a result of the corrected calculation.
@    For Analytic U.S. Long/Short Fund, the ratio of expenses to average net assets includes dividend expense on securities sold short. Following is the impact of these expenses as a ratio to average net assets:

                                                        Institutional
                        Class Z   Class A   Class C         Class
_____________________________________________________________________

2009>                    0.10%     0.10%     0.10%          0.10%
2009                     0.58%     0.54%     0.54%          0.55%
2008                     0.26%     0.27%     0.27%          0.26%
2007                     0.16%     0.16%     0.16%          0.13%
2006                     0.25%     0.25%     0.25%           n/a
2005                      n/a       n/a       n/a            n/a
_____________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 134

NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

1. ORGANIZATION
____________________________________________________________________________________________________________________________________

Old Mutual Funds II (the "Trust"), a Delaware statutory trust incorporated effective July 16, 2001, is registered under the
Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust currently offers the following Funds: the Old Mutual Analytic U.S. Long/Short Fund (the "Analytic U.S. Long/Short Fund"), the Old Mutual Barrow
Hanley Value Fund (the "Barrow Hanley Value Fund"), the Old Mutual Columbus Circle Technology and Communications Fund (the "Columbus
Circle Technology and Communications Fund"), the Old Mutual Focused Fund (the "Focused Fund"), the Old Mutual Growth Fund (the
"Growth Fund"), the Old Mutual Heitman REIT Fund (the "Heitman REIT Fund"), the Old Mutual Large Cap Growth Fund (the "Large Cap
Growth Fund"), the Old Mutual Strategic Small Company Fund (the "Strategic Small Company Fund"), the Old Mutual TS&W Mid-Cap Value
Fund (the "TS&W Mid-Cap Value Fund"), the Old Mutual TS&W Small Cap Value Fund (the "TS&W Small Cap Value Fund"), the Old Mutual
Barrow Hanley Core Bond Fund (the "Barrow Hanley Core Bond Fund"), the Old Mutual Cash Reserves Fund (the "Cash Reserves Fund"), the
Old Mutual Dwight High Yield Fund (the "Dwight High Yield Fund"), the Old Mutual Dwight Intermediate Fixed Income Fund (the "Dwight
Intermediate Fixed Income Fund") and the Old Mutual Dwight Short Term Fixed Income Fund (the "Dwight Short Term Fixed Income Fund"),
each a "Fund" and, collectively, the "Funds".

Effective April 28, 2008, the Focused Fund acquired all of the assets and liabilities of the Old Mutual Large Cap Fund (the "Large
Cap Fund") pursuant to a Plan of Reorganization approved by shareholders of the Large Cap Fund at a meeting of shareholders held on
April 22, 2008. The reclassification of Large Cap Fund shares was accounted for as a tax-free reorganization of investment companies. The Focused Fund issued 2,810 (000) shares (valued at $62,894 (000)) for the 4,093 (000) shares outstanding in the Large
Cap Fund as of the close of business on April 25, 2008. The net assets of the Focused Fund and Large Cap Fund immediately before the acquisition were $44,361 (000) and $62,894 (000), respectively. The Large Cap Fund's net unrealized depreciation of $56 (000) was combined with that of the Focused Fund. Immediately after the acquisition, the combined net assets were $107,255 (000).

Effective April 28, 2008, the Old Mutual Large Cap Growth Concentrated Fund acquired all of the assets and liabilities of the Old
Mutual Large Cap Growth Fund pursuant to a Plan of Reorganization approved by shareholders of the Old Mutual Large Cap Growth Fund at a meeting of shareholders held on April 22, 2008. The reclassification of Old Mutual Large Cap Growth Fund shares was accounted for as a tax-free reorganization of investment companies. The Old Mutual Large Cap Growth Concentrated Fund issued 3,843 (000)
shares (valued at $76,631 (000)) for 3,039 (000) shares outstanding in the Old Mutual Large Cap Growth Fund as of the close of business on April 25, 2008. The net assets of the Old Mutual Large Cap Growth Concentrated Fund and Old Mutual Large Cap Growth Fund
immediately before the acquisition were $103,801 (000) and $76,631 (000), respectively. The Old Mutual Large Cap Growth Fund's net unrealized appreciation of $10,905 (000) was combined with that of the Old Mutual Large Cap Growth Concentrated Fund. Immediately
after the acquisition, the combined net assets were $180,432 (000). Effective April 29, 2008, the name of the Old Mutual Large Cap
Growth Concentrated Fund was changed to the "Old Mutual Large Cap Growth Fund."

Effective March 30, 2009, the Large Cap Growth Fund acquired all of the assets and liabilities of the Old Mutual Select Growth Fund
(the "Select Growth Fund") pursuant to a Plan of Reorganization approved by shareholders of the Select Growth Fund at a meeting of shareholders held on March 10, 2009. The reclassification of Select Growth Fund shares was accounted for as a tax-free reorganization of investment companies. The Large Cap Growth Fund issued 4,617 (000) shares (valued at $52,510 (000)) for the 3,561
(000) shares outstanding in the Select Growth Fund as of the close of business on March 27, 2009. The net assets of the Large Cap
Growth Fund and Select Growth Fund immediately before the acquisition were $92,284 (000) and $52,510 (000), respectively. The Select
Growth Fund's net unrealized depreciation of $8,266 (000) was combined with that of the Large Cap Growth Fund. Immediately after the acquisition, the combined net assets were $144,794 (000).

Effective March 30, 2009, the Strategic Small Company Fund acquired all of the assets and liabilities of the Old Mutual Developing
Growth Fund (the "Developing Growth Fund") pursuant to a Plan of Reorganization approved by shareholders of the Developing Growth
Fund at a meeting of shareholders held on February 27, 2009. The reclassification of Developing Growth Fund shares was accounted for as a tax-free reorganization of investment companies. The Strategic Small Company Fund issued 10,939 (000) shares (valued at $70,268
(000)) for the 7,937 (000) shares outstanding in the Developing Growth Fund as of the close of business on March 27, 2009. The net assets of the Strategic Small Company Fund and Developing Growth Fund immediately before the acquisition were $22,829 (000) and
$70,268 (000), respectively. The Developing Growth Fund's net unrealized depreciation of $6,735 (000) was combined with that of the
Strategic Small Company Fund. Immediately after the acquisition, the combined net assets were $93,097 (000).

Effective March 30, 2009, the TS&W Mid-Cap Value Fund acquired all of the assets and liabilities of the Old Mutual Mid-Cap Fund (the
"Mid-Cap Fund") pursuant to a Plan of Reorganization approved by shareholders of the Mid-Cap Fund at a meeting of shareholders held on February 27, 2009. The reclassification of Mid-Cap Fund shares was accounted for as a tax-free reorganization of investment companies. The TS&W Mid-Cap Value Fund issued 11,641 (000) shares (valued at $66,826 (000)) for the 9,464 (000) shares outstanding in the Mid-Cap Fund as of the close of business on March 27, 2009. The net assets of the TS&W Mid-Cap Value Fund and Mid-Cap Fund immediately before the acquisition were $60,079 (000) and $66,826 (000), respectively. The Mid-Cap Fund's net unrealized depreciation of $24,323 (000) was combined with that of the TS&W Mid-Cap Value Fund. Immediately after the acquisition, the combined net assets were $126,905 (000).

                                                                 136

Effective March 30, 2009, the TS&W Small Cap Value Fund acquired all of the assets and liabilities of the Old Mutual Small Cap Fund
(the "Small Cap Fund") pursuant to a Plan of Reorganization approved by shareholders of the Small Cap Fund at a meeting of shareholders held on February 27, 2009. The reclassification of Small Cap Fund shares was accounted for as a tax-free reorganization of investment companies. The TS&W Small Cap Value Fund issued 2,049 (000) shares (valued at $23,460 (000)) for the 1,294 (000)
shares outstanding in the Small Cap Fund as of the close of business on March 27, 2009. The net assets of the TS&W Small Cap Value
Fund and Small Cap Fund immediately before the acquisition were $37,104 (000) and $23,460 (000), respectively. The Small Cap Fund's net unrealized depreciation of $2,734 (000) was combined with that of the TS&W Small Cap Value Fund. Immediately after the acquisition, the combined net assets were $60,564 (000).

On July 28, 2009 the Board approved two separate plans of reorganization (the "Plans") pursuant to which the Columbus Circle
Technology and Communications Fund and Growth Fund will be reclassified into the Focused Fund, subject to shareholder approval at a meeting to be held on November 30, 2009. If approved by shareholders, the reorganization is expected to be completed effective following the close of business on or around December 4, 2009.

Shareholders may purchase shares of the Funds (except the Barrow Hanley Core Bond Fund and Dwight High Yield Fund) through four separate classes, Class Z, Class A, Class C and Institutional Class shares. On July 28, 2009, the Board approved a plan to liquidate and terminate Class C shares of the Funds, except for the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income
Fund (the "Closing Funds"). On August 10, 2009, the Closing Funds stopped accepting new accounts in Class C shares or purchases of
Class C shares from accounts of record with a $0 balance. On October 26, 2009, the Closing Funds' Class C assets were distributed ratably among the Class C shareholders. Shareholders may purchase Institutional Class shares of the Barrow Hanley Core Bond Fund and
Dwight High Yield Fund. All classes have equal voting rights as to earnings, assets and voting privileges, except that each class may have different distribution costs, dividends, registration costs, transfer agency costs and each class has exclusive voting rights with respect to its distribution plan and service plan, as applicable. Except for these differences, each class share of each
Fund represents an equal proportionate interest in that Fund. Each Fund is classified as a diversified management investment company, with the exception of the Barrow Hanley Value Fund, Columbus Circle Technology and Communications Fund, Focused Fund, Large
Cap Growth Fund and Cash Reserves Fund, which are classified as non-diversified management investment companies. The Funds'
prospectuses provide a description of each Fund's investment objective, policies and investment strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
____________________________________________________________________________________________________________________________________

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of the Funds, including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) each day that the NYSE is open (the "Valuation Time") or, if there is no such reported sale at the Valuation Time, at the most recent quoted bid price reported by the exchange or the OTC market for long positions and the most recent quoted ask price for short positions.
For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day will be used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with the Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Board. The Trust's Fair Value Procedures are implemented through a
Valuation Committee (the "Committee"). Some of the more common reasons that may necessitate that a security be valued using Fair
Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or
the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the
Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to fair valued securities for purposes of calculating a Fund's net asset value
("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over the counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on the foreign exchanges in the Western Hemisphere are valued at the last quoted sales price from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Board.

                                                                 137

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Fund's investment adviser, Old Mutual Capital, Inc. ("Old Mutual Capital" or the "Adviser")
determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

The Funds are subject to the provisions of Financial Accounting Standards Board ("FASB") Accounting Standards Codification 820, Fair
Value Measurements and Disclosures, ("ASC 820"). ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the reporting period. The aggregate value by input level, as of September 30, 2009, for each Fund's investments, as well as a reconciliation of assets for which Level 3 inputs were assigned, is included in the Schedule of Investments.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and dividend expense on securities sold short is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared and paid annually, if available, with the exception of the Barrow Hanley Value Fund, Heitman REIT Fund, Barrow Hanley Core Bond Fund, Cash Reserves Fund, Dwight High
Yield Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund. Dividends from net investment income for the Barrow Hanley Value Fund are declared and paid on a semi-annual basis. Dividends from net investment income for the Heitman REIT
Fund are declared and paid on a quarterly basis. Dividends from net investment income for the Barrow Hanley Core Bond Fund, Cash
Reserves Fund, Dwight High Yield Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund are declared daily and paid monthly. Distributions to shareholders are recognized on the ex-dividend date. Distributions from net realized capital gains for each Fund are generally made to shareholders annually, if available.

Foreign Withholding Taxes - The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Investments in Real Estate Investment Trusts ("REIT") - Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Tri-Party Repurchase Agreements - Securities pledged as collateral for repurchase agreements are held by a third-party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Fund may be delayed or limited.

TBA Purchase Commitments - The Funds (except the Cash Reserves Fund) may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date.
This risk is in addition to the risk of decline in the value of each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation"
above.

Mortgage Dollar Rolls - The Funds (except the Cash Reserves Fund) may enter into mortgage dollar rolls (principally using TBAs) in which a Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

                                                                 138

The counterparty receives all principal and interest payments, including prepayments, made on behalf of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

   (i)  market value of investment securities, other assets and liabilities at the current rate of exchange; and

   (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Funds report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - The Funds are subject to equity price risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing their objectives. The Funds may utilize futures contracts to enhance investment returns, as an efficient way to gain broad market exposure with reduced transaction costs and to hedge against changes in the value of equity securities, overall equity market volatility, interest rates or foreign currencies. Upon entering into a futures contract, the Funds will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date.
Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options - The Funds may write or purchase financial options contracts primarily to hedge against changes in the value of equity securities (or securities that the Funds intend to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the
Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Funds’
option strategy primarily focuses on the use of writing call options on equity indexes. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Funds, as purchasers of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since the options utilized by the Funds are exchange-traded instruments and the exchange's clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default.

Short Sales - The Funds (except the Dwight Intermediate Fixed Income Fund) may engage in short sales that are "uncovered". Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense on the Statement of Operations. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.

Until a Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as margin will equal the current value of the security sold short or (b) otherwise cover the Fund's short positions. The segregated assets are marked to market daily.

                                                                 139

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

Offering Costs - All offering costs incurred with the start up of the Funds (or share classes) are being amortized on a straight line basis over a period of twelve months from commencement of operations. As of September 30, 2009, the TS&W Mid-Cap Value Fund and
the TS&W Small Cap Value Fund have $2 (000) and $4 (000), respectively, that remains to be amortized.

Collateralized Mortgage Obligations (CMOs) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities.
Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation, or Federal National
Mortgage Association and their income streams.

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date.
Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and
REMIC certificates involves risks similar to those associated with investing in equity securities. CMOs are often highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise pre-pay their loans. Investors in these securities may not only be subject to this prepayment risk, but also may be exposed to significant market and liquidity risks. Investors in privately backed CMOs may be exposed to significant credit risk resulting from delinquencies or defaults in the loans backing the mortgage pool.

Stripped Mortgage-Backed Securities - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities.
Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class).
The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Inflation-Indexed Bond - The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income in the Statement of Operations, even though investors do not receive the principal amount until maturity.

Corporate Term Loans - The Barrow Hanley Core Bond Fund, Dwight High Yield Fund, Dwight Intermediate Fixed Income Fund and Dwight
Short Term Fixed Income Fund may invest in corporate term loans in the form of participations in loans and assignments of all or a portion of loans from third parties. Loan assignments and participations are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment on trade date and begins to accrue interest when the borrower withdraws money. These loans generally pay interest at rates which are periodically reset by reference to a base lending rate plus a spread.

The loans in which the Funds invest are generally readily marketable, but may be subject to some restrictions on resale. For example, a Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Wrapper Agreements - Prior to August 9, 2004, the PBHG IRA Capital Preservation Fund ("IRA Capital Preservation Fund") (which changed its investment objective and name effective October 19, 2004 to the Dwight Short Term Fixed Income Fund) entered into wrapper agreements with insurance companies, banks or other financial institutions.

On August 6, 2004, the Board determined to seek shareholder approval to change the investment objective of the IRA Capital
Preservation Fund into a fund with a variable net asset value per share which seeks to provide high income while managing its portfolio in a manner consistent with maintaining a relatively high degree of stability of shareholders' capital. This investment objective is sought by investing mainly in high quality bonds with short average remaining maturities. Shareholder approval of the change in investment objective was received on October 1, 2004.

On August 9, 2004, the wrapper agreements were terminated by the IRA Capital Preservation Fund. The IRA Capital Preservation Fund
received a simultaneous contribution of cash in the amount of $7,419,588 from Liberty Ridge Capital, Inc. ("Liberty Ridge") the
Fund's previous adviser. The cash was contributed to offset the IRA Capital Preservation Fund's obligations under the wrapper agreements to the issuers of the wrapper agreements, and to assist the IRA Capital Preservation Fund in maintaining its net asset value per share for each class of shares at $10.00. During the period August 10, 2004 through October 18, 2004 ("Interim Period"), the IRA Capital Preservation Fund sought to continue to provide a stable net asset value of $10.00 per share by investing in short-term fixed income instruments with less than

                                                                 140

60 days to maturity. As a result, the dividend yield during the Interim Period was less than dividend yields during the first seven months of 2004. During the Interim Period, Liberty Ridge undertook to waive the entire amount of its investment advisory fee. After the end of this Interim Period, the Dwight Short Term Fixed Income Fund began investing in fixed income instruments with greater than 60 days to maturity.

Payments by Affiliates - For the year ended March 31, 2009, the Strategic Small Company Fund was reimbursed $15 (000) by its sub-advisers as a result of a trading errors; Old Mutual Capital reimbursed $3 (000) to the Dwight Intermediate Fixed Income Fund as
a result of a shareholder trading error and the TS&W Small Cap Value Fund was reimbursed $2 (000) by its sub-adviser as a result of a trading error. There were no significant payments by affiliates made during the six-month period ended September 30, 2009.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other non-class specific expenses and realized and unrealized gains and losses of a Fund are allocated to the respective share class on the basis of the relative net assets each day.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent fees shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately.

Each Fund (except the Cash Reserves Fund) will impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption/exchange fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the redemption/exchange fee for the benefit of the remaining shareholders by crediting Paid-in Capital.
For a discussion of the limited exemptions to the redemption/exchange fee, please see the Funds' prospectuses. For the six-month period ended September 30, 2009, redemption fees of $3 (000) were collected by the Dwight Intermediate Fixed Income Fund (Class A).
There were no other material redemption fee amounts collected by the Funds.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser - Old Mutual Capital serves as the investment adviser and administrator to each Fund. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"). OMUSH is a direct wholly owned subsidiary of OM Group
(UK) Limited, which, in turn, is a direct wholly owned subsidiary of Old Mutual plc, a London-Exchange listed international financial services firm. The Funds and the Adviser are parties to management agreements (the "Management Agreements"), under which the Adviser is obligated to provide advisory and administrative services to the Trust. Old Mutual Capital is entitled to receive a management fee ("Management Fee"), calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund. The Adviser has agreed to fee breakpoints for each Fund as set forth in the tables below:

                                                                               Management Fee Breakpoint Asset Thresholds
_______________________________________________________________________________________________________________________________________________________________

                                                $0 to           $300 million    $500 million    $750 million    $1.0 billion    $1.5 billion
                                              less than         to less than    to less than    to less than    to less than    to less than    $2.0 billion
Fund                                         $300 million       $500 million    $750 million    $1.0 billion    $1.5 billion    $2.0 billion     or greater
_______________________________________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                   0.80%               0.75%           0.70%           0.65%           0.60%           0.55%          0.50%
Barrow Hanley Value Fund(1)                     0.75%               0.73%           0.72%           0.70%           0.68%           0.67%          0.66%
Columbus Circle Technology and
   Communications Fund                          0.95%               0.90%           0.85%           0.80%           0.75%           0.70%          0.65%
Focused Fund                                    0.75%               0.70%           0.65%           0.60%           0.55%           0.50%          0.45%
Growth Fund                                    0.825%              0.775%          0.725%          0.675%          0.625%          0.575%         0.525%
Heitman REIT Fund                               0.90%               0.85%           0.80%           0.75%           0.70%           0.65%          0.60%
Large Cap Growth Fund(2)                        0.70%              0.685%          0.675%          0.675%          0.625%          0.575%         0.525%
Strategic Small Company Fund                    0.95%               0.90%           0.85%           0.80%           0.75%           0.70%          0.65%
TS&W Small Cap Value Fund                       1.00%               0.95%           0.90%           0.85%           0.80%           0.75%          0.70%
Cash Reserves Fund                              0.40%              0.375%           0.35%          0.325%           0.30%          0.275%          0.25%
Dwight Intermediate Fixed Income Fund           0.45%              0.425%           0.40%          0.375%           0.35%          0.325%          0.30%
Dwight Short Term Fixed Income Fund             0.45%              0.425%           0.40%          0.375%           0.35%          0.325%          0.30%
_______________________________________________________________________________________________________________________________________________________________

                                                                 141

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

                                                                            Management Fee Breakpoint Asset Thresholds
____________________________________________________________________________________________________________________________________

                                                                 $0 to less               $500 million to            $1.0 billion
                                                             than $500 million        less than $1.0 billion          or greater
____________________________________________________________________________________________________________________________________

Barrow Hanley Core Bond Fund                                       0.60%                      0.575%                     0.55%
Dwight High Yield Fund                                             0.70%                      0.675%                     0.65%
TS&W Mid-Cap Value Fund                                            0.95%                       0.90%                     0.85%
____________________________________________________________________________________________________________________________________

(1)  Effective following the close of business on July 28, 2009, the Old Mutual Barrow Hanley Value Fund's base management fee was reduced from 0.85% to 0.75%.

(2)  Effective August 8, 2009, the Large Cap Growth Fund's base management fee was reduced from 0.85% to 0.70%

Expense Limitation Agreements - In the interests of limiting expenses of the Funds, the Adviser entered into expense limitation agreements ("Expense Limitation Agreements") with respect to the Funds pursuant to which the Adviser contractually agreed to separately waive class level expenses and fund level expenses for the Focused Fund through July 31, 2012 and for all other Funds through December 31, 2010 to the extent necessary to limit the total annual operating expenses to a specified percentage of the
Funds' average daily net assets. The expense limitations are as follows:

                                         Class      Fund       Total                                                Class      Fund       Total
                                        Expense    Expense    Expense                                              Expense    Expense    Expense
                                         Limit      Limit      Limit                                                Limit      Limit      Limit
_____________________________________________________________________      _____________________________________________________________________

Analytic U.S. Long/Short Fund                                              Strategic Small Company Fund
   Class Z                               0.20%      0.90%      1.10%          Class Z                               0.28%      1.02%      1.30%
   Class A                               0.45%      0.90%      1.35%          Class A                               0.53%      1.02%      1.55%
   Class C                               1.20%      0.90%      2.10%          Class C                               1.28%      1.02%      2.30%
   Institutional Class                   0.00%      0.90%      0.90%          Institutional Class                   0.03%      1.02%      1.05%
_____________________________________________________________________      _____________________________________________________________________

Barrow Hanley Value Fund (1)                                               TS&W Mid-Cap Value Fund
   Class Z                               0.10%      0.85%      0.95%          Class Z                               0.12%      1.00%      1.12%
   Class A                               0.35%      0.85%      1.20%          Class A                               0.40%      1.00%      1.40%
   Class C                               1.10%      0.85%      1.95%          Class C                               1.15%      1.00%      2.15%
   Institutional Class                   0.00%      0.85%      0.85%          Institutional Class                   0.00%      1.00%      1.00%
_____________________________________________________________________      _____________________________________________________________________

Columbus Circle Technology and Communications Fund                         TS&W Small Cap Value Fund
   Class Z                               0.40%      1.05%      1.45%          Class Z                               0.15%      1.10%      1.25%
   Class A                               0.65%      1.05%      1.70%          Class A                               0.40%      1.10%      1.50%
   Class C                               1.40%      1.05%      2.45%          Class C                               1.15%      1.10%      2.25%
   Institutional Class                   0.15%      1.05%      1.20%          Institutional Class                   0.00%      1.10%      1.10%
_____________________________________________________________________      _____________________________________________________________________

Focused Fund (1)                                                           Cash Reserves Fund
   Class Z                               0.15%      0.80%      0.95%          Class Z                               0.28%      0.45%      0.73%
   Class A                               0.40%      0.80%      1.20%          Class A                               0.53%      0.45%      0.98%
   Class C                               1.15%      0.80%      1.95%          Class C                               1.28%      0.45%      1.73%
   Institutional Class                   0.00%      0.80%      0.80%          Institutional Class                   0.28%      0.45%      0.73%
_____________________________________________________________________      _____________________________________________________________________

Growth Fund                                                                Dwight Intermediate Fixed Income Fund
   Class Z                              0.225%     0.875%      1.10%          Class Z                               0.08%      0.50%      0.58%
   Class A                              0.475%     0.875%      1.35%          Class A                               0.33%      0.50%      0.83%
   Class C                              1.225%     0.875%      2.10%          Class C                               1.08%      0.50%      1.58%
   Institutional Class                  0.075%     0.875%      0.95%          Institutional Class                   0.00%      0.50%      0.50%
_____________________________________________________________________      _____________________________________________________________________

Heitman REIT Fund                                                          Dwight Short Term Fixed Income Fund
   Class Z                               0.30%      0.95%      1.25%          Class Z                               0.17%      0.53%      0.70%
   Class A                               0.55%      0.95%      1.50%          Class A                               0.42%      0.53%      0.95%
   Class C                               1.30%      0.95%      2.25%          Class C                               0.92%      0.53%      1.45%
   Institutional Class                   0.00%      0.95%      0.95%          Institutional Class                   0.02%      0.53%      0.55%
_____________________________________________________________________      _____________________________________________________________________

Large Cap Growth Fund (2)
   Class Z                               0.10%      0.90%      1.00%
   Class A                               0.35%      0.90%      1.25%
   Class C                               1.10%      0.90%      2.00%
   Institutional Class                   0.00%      0.90%      0.90%
_____________________________________________________________________

                                                                 142

                                                                                        Total Institutional Class Expense Limit
____________________________________________________________________________________________________________________________________

Barrow Hanley Core Bond Fund                                                                             0.70%
Dwight High Yield Fund                                                                                   0.80%
____________________________________________________________________________________________________________________________________

(1) Prior to July 29, 2009, these Funds had the following expense limitations in place:

                                         Class        Fund         Total
                                        Expense      Expense      Expense
                                         Limit        Limit        Limit
________________________________________________________________________________

Focused Fund
   Class Z                               0.25%        0.80%        1.05%
   Class A                               0.50%        0.80%        1.30%
   Class C                               1.25%        0.80%        2.05%
   Institutional Class                   0.00%        0.80%        0.80%
________________________________________________________________________________

Barrow Hanley Value Fund
   Class Z                               0.20%        0.90%        1.10%
   Class A                               0.45%        0.90%        1.35%
   Class C                               1.20%        0.90%        2.10%
   Institutional Class                   0.00%        0.90%        0.90%
________________________________________________________________________________

(2) Prior to August 8, 2009, the Fund had the following expense limitations in place:

                                         Class        Fund         Total
                                        Expense      Expense      Expense
                                         Limit        Limit        Limit
________________________________________________________________________________

Large Cap Growth Fund
   Class Z                               0.30%        0.95%        1.25%
   Class A                               0.55%        0.95%        1.50%
   Class C                               1.30%        0.95%        2.25%
   Institutional Class                   0.00%        0.95%        0.95%
________________________________________________________________________________

The Adviser may seek reimbursement for Management Fees waived and other expenses paid by the Adviser pursuant to the Expense
Limitation Agreements during the previous three fiscal years in which the Management Fees were waived or other expenses paid.
Reimbursement by a Fund of the Management Fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation
Agreements may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense percentage described above. With respect to all
Funds (except the Barrow Hanley Core Bond Fund, Dwight High Yield Fund and TS&W Mid-Cap Value Fund), no reimbursement by a Fund will be made for Management Fees waived or other expenses paid prior to December 31, 2008, unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total operating annual expense ratio is less than the specified percentage of the Fund's average daily net assets, and (iii) the payment of such reimbursement was approved by the Board. As of September 30, 2009, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows (000):

                                                     Expires          Expires           Expires         Expires
Fund                                              March 31, 2010   March 31, 2011   March 31, 2012   March 31, 2013     Total
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                         $  -            $  299           $  361             $ 43         $  703
Barrow Hanley Value Fund                               604               379              274               60          1,317
Columbus Circle Technology and
   Communications Fund                                 532               707              756              320          2,315
Focused Fund                                            42               135              352              118            647
Growth Fund                                            879             1,351            1,644              615          4,489
Heitman REIT Fund                                       49               234              215               39            537
Large Cap Growth Fund                                  217               534              600              337          1,688
Strategic Small Company Fund                           123               198              213              235            769
TS&W Mid-Cap Value Fund                                  -                44              203              157            404
TS&W Small Cap Value Fund                              100               150              120               34            404
Barrow Hanley Core Bond Fund                             -                32               37               23             92
Cash Reserves Fund                                      67               129              215               58            469
Dwight High Yield Fund                                   -                21               32               16             69
Dwight Intermediate Fixed Income Fund                   72               130              229               61            492
Dwight Short Term Fixed Income Fund                    263               363              248               26            900
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                143

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

For the six-month period ended September 30, 2009, the Adviser was reimbursed the following amounts for previously waived fees:

Fund                                                                Total (000)
________________________________________________________________________________

Analytic U.S. Long/Short Fund                                          $41
Barrow Hanley Value Fund                                                 3
Columbus Circle Technology and Communications Fund                       7
Focused Fund                                                             4
Heitman REIT Fund                                                        1
Large Cap Growth Fund                                                   52
Strategic Small Company Fund                                             8
TS&W Small Cap Value Fund                                               10
Dwight Intermediate Fixed Income Fund                                    2
Dwight Short Term Fixed Income Fund                                     91
________________________________________________________________________________

The Adviser has voluntarily agreed to reimburse expenses to the extent necessary to assist the Cash Reserves Fund in maintaining a minimum yield of 0.10% for each share class. The agreement to reimburse expenses is voluntary and may be modified or discontinued
by the Adviser at any time. The voluntary waiver paid to the Cash Reserves Fund during the six-month period ended September 30,
2009 was $75 (000) and is included within Waiver of Management Fees and Reimbursement of Other Expenses by Adviser on the Statement
of Operations.

Sub-Advisory Agreements - The following sub-advisers (the "Sub-Advisers") provide sub-advisory services or co-sub-advisory services to the Funds pursuant to sub-advisory agreements (the "Sub-Advisory Agreements") between the Trust, the Adviser and each
Sub-Adviser:

Analytic Investors, LLC - The Trust, on behalf of the Analytic U.S. Long/Short Fund , and the Adviser entered into sub-advisory agreements with Analytic Investors, LLC ("Analytic"). Analytic is a majority owned subsidiary of OMUSH and an affiliate of Old
Mutual Capital.

Ashfield Capital Partners, LLC - The Trust, on behalf of the Large Cap Growth Fund and Strategic Small Company Fund, and the
Adviser entered into sub-advisory agreements with Ashfield Capital Partners, LLC ("Ashfield"). Ashfield is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Barrow, Hanley, Mewhinney & Strauss, Inc. - The Trust, on behalf of the Barrow Hanley Core Bond Fund and Barrow Hanley Value Fund,
and the Adviser entered into sub-advisory agreements with Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley"). Barrow
Hanley is an indirect wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Columbus Circle Investors - The Trust, on behalf of the Columbus Circle Technology and Communications Fund, and the Adviser entered into a sub-advisory agreement with Columbus Circle Investors ("Columbus Circle").

Copper Rock Capital Partners, LLC - The Trust, on behalf of the Strategic Small Company Fund, and the Adviser entered into a sub-advisory agreement with Copper Rock Capital Partners, LLC ("Copper Rock"). Copper Rock is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Dwight Asset Management Company LLC - The Trust, on behalf of the Dwight High Yield Fund, Dwight Intermediate Fixed Income Fund and
Dwight Short Term Fixed Income Fund, and the Adviser entered into sub-advisory agreements with Dwight Asset Management Company LLC
("Dwight"). Dwight is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Eagle Asset Management, Inc. - The Trust, on behalf of the Strategic Small Company Fund, and the Adviser entered into a sub-advisory agreement with Eagle Asset Management, Inc. ("Eagle").

Heitman Real Estate Securities LLC - The Trust, on behalf of the Heitman REIT Fund, and the Adviser entered into a sub-advisory agreement with Heitman Real Estate Securities LLC ("Heitman"). Heitman is owned 50% by Heitman senior executives and 50% by Old
Mutual (HFL) Inc., a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Munder Capital Management - The Trust, on behalf of the Growth Fund, and the Adviser entered into a sub-advisory agreement with
Munder Capital Management ("Munder").

Thompson, Siegel & Walmsley, LLC - The Trust, on behalf of the TS&W Small Cap Value Fund and TS&W Mid-Cap Value Fund, and the
Adviser entered into sub-advisory agreements with Thompson, Siegel & Walmsley, LLC ("TS&W"). TS&W is a majority owned subsidiary of
OMUSH and an affiliate of Old Mutual Capital.

Turner Investment Partners, Inc. - The Trust, on behalf of the Growth Fund and Large Cap Growth Fund, and the Adviser entered into a sub-advisory agreement with Turner Investment Partners, Inc. ("Turner"). Effective following the close of business on August 7,
2009, Turner no longer provided sub-advisory services to the Large Cap Growth Fund.

Wellington Management Company, LLP - The Trust, on behalf of the Cash Reserves Fund, and the Adviser entered into a sub-advisory agreement with Wellington Management Company, LLP ("Wellington").

                                                                144

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, the Sub-Advisers are entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of each portion of the Funds managed, less 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser (with the exception of the Growth Fund, Cash Reserves Fund and Dwight Intermediate Fixed Income Fund). The fees are calculated as follows:

                                                 Sub-Advisory Fee Breakpoint Asset Thresholds
___________________________________________________________________________________________________________________________________________

                                         $0 to      $300 million  $500 million   $750 million   $1.0 billion   $1.5 billion
                                       less than    to less than  to less than   to less than   to less than   to less than    $2.0 billion
Fund                                  $300 million  $500 million  $750 million   $1.0 billion   $1.5 billion   $2.0 billion     or greater
___________________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund            0.45%          0.40%         0.35%           0.30%          0.25%          0.20%          0.15%
Barrow Hanley Value Fund*                0.40%          0.38%         0.37%           0.35%          0.33%          0.32%          0.31%
Columbus Circle Technology and
   Communications Fund                   0.60%          0.55%         0.50%           0.45%          0.40%          0.35%          0.30%
Heitman REIT Fund                        0.55%          0.50%         0.45%           0.40%          0.35%          0.30%          0.25%
Large Cap Growth Fund**                  0.35%         0.335%        0.325%          0.325%         0.275%         0.225%         0.175%
Strategic Small Company Fund             0.60%          0.55%         0.50%           0.45%          0.40%          0.35%          0.30%
TS&W Small Cap Value Fund                0.70%          0.65%         0.60%           0.55%          0.50%          0.45%          0.40%
Dwight Short Term Fixed Income Fund      0.20%         0.175%         0.15%          0.125%          0.10%         0.075%          0.05%
___________________________________________________________________________________________________________________________________________

                                                                    Sub-Advisory Fee Breakpoint Asset Thresholds
___________________________________________________________________________________________________________________________________________

                                                    $0 to less                   $500 million to                  $1.0 billion
                                                 than $500 million           less than $1.0 billion                or greater
___________________________________________________________________________________________________________________________________________

TS&W Mid-Cap Value Fund                                0.50%                          0.47%                           0.45%
Barrow Hanley Core Bond Fund                           0.25%                          0.24%                          0.229%
Dwight High Yield Fund                                 0.35%                         0.338%                          0.325%
___________________________________________________________________________________________________________________________________________

                                                                                                   Sub-Advisory Fees without Breakpoints
___________________________________________________________________________________________________________________________________________

Growth Fund                                                                                                       0.475%
Cash Reserves Fund                                                                                                 0.10%***
Dwight Intermediate Fixed Income Fund                                                                              0.15%
___________________________________________________________________________________________________________________________________________

*   Effective following the close of business on July 28, 2009, the base sub-advisory fee for the Barrow Hanley Value Fund was reduced from 0.50% to 0.40%.

**  Effective August 8, 2009 the base sub-advisory fee for the Large Cap Growth Fund was reduced from 0.475% to 0.35%.

*** There is a minimum annual fee of $50,000 on the Cash Reserves Fund.

From time to time, the Adviser may recommend the appointment of additional or replacement sub-advisers to the Board. The Trust and the Adviser have received exemptive relief from the Securities and Exchange Commission ("SEC") that permits the Trust to employ a
"manager of managers" structure. Under this structure, the Adviser, with the approval of the Board may hire, terminate or replace unaffiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment.
Under the manager of managers structure, the Adviser has the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement. The following funds intend to rely on the exemptive order and operate in the manner described above: Cash Reserves Fund, Columbus Circle Technology and Communications Fund, Growth Fund, Large Cap Growth Fund and
Strategic Small Company Fund. Shareholders will be notified of any changes in unaffiliated sub-advisers. Shareholders of a Fund have the right to terminate a sub-advisory agreement with an unaffiliated sub-adviser for a Fund at any time by a vote of the majority of the outstanding voting securities of such Fund. The SEC exemptive order also permits the Funds to disclose to shareholders the aggregate fees paid to Old Mutual Capital and unaffiliated sub-adviser(s) by each Fund.

Sub-Administrator - Old Mutual Capital and The Bank of New York Mellon (the "Sub-Administrator") entered into a sub-administration and accounting agreement (the "Sub-Administration Agreement") pursuant to which the Sub-Administrator assists Old Mutual Capital in connection with the administration and business affairs of the Trust. Under the Sub-Administration Agreement, Old Mutual Capital
pays the Sub-Administrator as follows: annual rates, based on the combined average daily gross assets of the funds within the
Trust, Old Mutual Funds I and Old Mutual Funds III (the "Old Mutual Complex"), of (1) 0.0475% of the first $6 billion, plus (2)
0.04% of the average daily gross assets in excess of $6 billion. For funds within the Old Mutual Complex that are managed as a
"fund of funds," these fees apply only at the underlying fund level. In addition, the Adviser and Old Mutual Fund Services
(administrator to Old Mutual Funds I and Old Mutual

                                                                145

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

Funds III) pay the Sub-Administrator the following annual fees: (1) $35,000 for each fund managed as a "fund of funds"; and (2)
$3,000 per class in excess of three classes for each fund in the Old Mutual Complex. Certain minimum fees apply. The
Sub-Administration Agreement provides that the Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by the Sub-Administrator except those arising out of the Sub-Administrator's or its delegee's or agent's (if such delegee or agent is a subsidiary of the Sub-Administrator) negligence or willful misconduct or the Sub-Administrator's failure to act in good faith. In no event shall the Sub-Administrator be liable to the Adviser or any third party for special, indirect or consequential damages.

Distributor - The Trust entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners
(the "Distributor"), a wholly owned subsidiary of the Adviser. The Distributor receives no compensation under the Distribution
Agreement for serving in such capacity. The Trust has adopted, on behalf of Class A shares of each Fund, separate distribution plans pursuant to Rule 12b-1 under the 1940 Act, which provide for payment of a distribution fee of up to 0.25% of the daily net assets of Class A shares. Currently, the Trust is not paying a distribution fee on Class A shares. The Trust has also adopted, on behalf of Class C shares of each Fund, a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, which provides for payment of a distribution fee of up to 0.75% of the average daily net assets of Class C shares. Currently, the Dwight Short Term Fixed Income
Fund charges a distribution fee of 0.50% of the average daily net assets of the Class C Shares. The Trust has also adopted a
Service Plan on behalf of Class A shares and Class C shares of each Fund which provide for payment of a service fee of up to 0.25%
of the average daily net assets of each Class. The Class A and Class C service plan on behalf of the TS&W Mid-Cap Value Fund and
Cash Reserves Fund were adopted pursuant to Rule 12b-1. Distribution fees are paid to the Distributor for the sale and distribution of shares and service fees are paid to the Distributor, brokers, dealers and/or other financial intermediaries for providing or arranging for others to provide personal services to shareholders and/or the maintenance of shareholder accounts.

Of the service and distribution fees the Distributor received for the six-month period ended September 30, 2009, it retained the following (000):

                                                                                             Service Fees       Distribution Fees
____________________________________________________________________________________________________________________________________

                                                                                         Class A       Class C      Class C
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                                                              $ 1           $ 1          $ 2
Barrow Hanley Value Fund                                                                     1             1            2
Columbus Circle Technology and Communications Fund                                           -             -            1
Focused Fund                                                                                 -             1            3
Growth Fund                                                                                  -             -            -
Heitman REIT Fund                                                                            3             -            1
Large Cap Growth Fund                                                                        -             1            2
Strategic Small Company Fund                                                                 -             -            -
TS&W Mid-Cap Value Fund                                                                      -             1            3
TS&W Small Cap Value Fund                                                                    1             2            5
Cash Reserves Fund                                                                           -             1            4
Dwight Intermediate Fixed Income Fund                                                        4            25           76
Dwight Short Term Fixed Income Fund                                                          2            13           28
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

Other Service Providers - The Bank of New York Mellon serves as the custodian for each of the Funds.

DST Systems, Inc. ("DST") serves as the transfer agent and dividend disbursing agent of the Trust. Pursuant to an agency agreement between the Trust and DST, DST also provides call center, correspondence and other shareholder account-related services to the
Funds. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust.

Officers of the Trust who are or were officers of the Adviser, Old Mutual Fund Services or the Distributor, as well as the Senior
Officer, received no compensation from the Trust.

                                                                146

4. INVESTMENT TRANSACTIONS
____________________________________________________________________________________________________________________________________

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments and securities sold short, for the Funds (excluding the Cash Reserves Fund) for the six-month period ended September 30, 2009, were as follows:

                                                                            Purchases (000)                    Sales (000)
____________________________________________________________________________________________________________________________________

                                                                       Other      U.S. Government       Other     U.S. Government
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                                        $243,424        $      -          $325,203       $      -
Barrow Hanley Value Fund                                               15,944               -            30,553              -
Columbus Circle Technology and Communications Fund                    176,893               -           178,377              -
Focused Fund                                                           52,696               -            35,139              -
Growth Fund                                                           124,401               -           135,554              -
Heitman REIT Fund                                                      30,380               -            32,714              -
Large Cap Growth Fund                                                 219,435               -           198,704              -
Strategic Small Company Fund                                           98,729               -           104,408              -
TS&W Mid-Cap Value Fund                                               183,941               -           132,377              -
TS&W Small Cap Value Fund                                              67,787               -            36,344              -
Barrow Hanley Core Bond Fund                                           11,118          15,283             8,735         12,248
Dwight High Yield Fund                                                 27,360               -            26,256              -
Dwight Intermediate Fixed Income Fund                                  97,364         137,543            64,063        137,664
Dwight Short Term Fixed Income Fund                                   114,239         102,391           109,861         72,255
____________________________________________________________________________________________________________________________________

                                                                147

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

5. CAPITAL SHARE TRANSACTIONS
_____________________________________________________________________________________________________________________________________________________________

                                                                                Old Mutual
                                                                               Analytic U.S.                                   Old Mutual
                                                                              Long/Short Fund                            Barrow Hanley Value Fund
_____________________________________________________________________________________________________________________________________________________________

                                                                    4/1/09 to               4/1/08 to                4/1/09 to              4/1/08 to
                                                                     9/30/09                 3/31/09                 9/30/09                 3/31/09
                                                                   (Unaudited)                                      (Unaudited)
_____________________________________________________________________________________________________________________________________________________________

                                                                 Shares     Dollars      Shares     Dollars      Shares     Dollars     Shares     Dollars
_____________________________________________________________________________________________________________________________________________________________

Capital Share Transactions (000):
   Class Z
   Shares Issued                                                  1,747     $14,420      23,936    $258,598       1,257     $ 5,976      7,877    $ 40,568
   Capital Contribution(3)                                            -           -           -           -           -           -          -           -
   Shares Issued from Merger(2)                                       -           -           -           -           -           -          -           -
   Shares Issued upon Reinvestment of Distributions                   -           -          21         174         185         861        322       1,675
   Redemption Fees                                                  n/a           -         n/a           -         n/a           -        n/a           -
   Shares Redeemed                                               (6,599)    (59,985)     (8,416)    (76,868)     (2,706)    (12,945)    (4,466)    (24,277)
_____________________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                      (4,852)    (45,565)     15,541     181,904      (1,264)     (6,108)     3,733      17,966
_____________________________________________________________________________________________________________________________________________________________

   Class A
   Shares Issued                                                     76         709         862      10,218         458       2,129        473       2,583
   Capital Contribution(3)                                            -           -           -           -           -           -          -           -
   Shares Issued from Merger(2)                                       -           -           -           -           -           -          -           -
   Shares Issued upon Reinvestment of Distributions                   -           -           2          16           5          23         12          58
   Redemption Fees                                                  n/a           -         n/a           -         n/a           -        n/a           -
   Shares Redeemed                                                 (254)     (2,303)     (1,303)    (13,834)       (588)     (2,734)      (210)     (1,041)
_____________________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                        (178)     (1,594)       (439)     (3,600)       (125)       (582)       275       1,600
_____________________________________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                                      4          38         141       1,614          14          61        106         559
   Capital Contribution(3)                                            -           -           -           -           -           -          -           -
   Shares Issued from Merger(2)                                       -           -           -           -           -           -          -           -
   Shares Issued upon Reinvestment of Distributions                   -           -           1           5           2           8          7          36
   Redemption Fees                                                  n/a           -         n/a           -         n/a           -        n/a           -
   Shares Redeemed                                                 (199)     (1,816)       (392)     (3,997)        (79)       (373)      (194)     (1,120)
_____________________________________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                        (195)     (1,778)       (250)     (2,378)        (63)       (304)       (81)       (525)
_____________________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                     51         473         953       9,697(1)    1,763       8,164      4,509      22,749(1)
   Capital Contribution(3)                                            -           -           -           -           -           -          -           -
   Shares Issued upon Reinvestment of Distributions                   -           -          11          89         159         738        229       1,198
   Redemption Fees                                                  n/a           -         n/a           -         n/a           -        n/a           -
   Shares Redeemed                                                 (628)     (5,909)     (1,172)    (13,596)     (2,672)    (13,398)    (1,543)     (7,785)
_____________________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions            (577)     (5,436)       (208)     (3,810)       (750)     (4,496)     3,195      16,162
_____________________________________________________________________________________________________________________________________________________________

(1)  During the year ended March 31, 2009, the Analytic U.S.  Long/Short  Fund,  Barrow Hanley Value Fund, and Focused Fund received from new  shareholders  portfolio  securities  and cash  valued  at $732,  $904,  and  $477,  respectively,  on the date of the subscription.

(2)  See Note 1.

(3)  During the six-month period ended September 30, 2009, the Growth Fund received a one-time distribution of settlement funds from the Millenium Partners LP Fair Fund.

n/a - not applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                148

               Old Mutual
       Columbus Circle Technology and                                  Old Mutual                                         Old Mutual
            Communications Fund                                       Focused Fund                                        Growth Fund
__________________________________________________________________________________________________________________________________________________________

     4/1/09 to                 4/1/08 to               4/1/09 to                 4/1/08 to                4/1/09 to                  4/1/08 to
      9/30/09                   3/31/09                 9/30/09                   3/31/09                  9/30/09                    3/31/09
    (Unaudited)                                        (Unaudited)                                       (Unaudited)
__________________________________________________________________________________________________________________________________________________________

Shares     Dollars        Shares      Dollars       Shares     Dollars       Shares      Dollars      Shares       Dollars         Shares     Dollars
__________________________________________________________________________________________________________________________________________________________

   335     $ 4,067           568     $  6,821          677     $12,438          284     $  4,868         464      $  8,818            496   $  9,282
     -           -             -            -            -           -            -            -           -           113              -          -
     -           -             -            -            -           -        2,774       62,087           -             -              -          -
     -           -             -            -            -           -           59          902           -             -              -          -
   n/a           -           n/a           14          n/a           -          n/a            -         n/a             -            n/a          -
  (511)     (6,353)       (2,580)     (32,934)        (257)     (4,520)        (984)     (18,993)       (962)      (19,254)        (2,981)   (64,455)
__________________________________________________________________________________________________________________________________________________________

  (176)     (2,286)       (2,012)     (26,099)         420       7,918        2,133       48,864        (498)      (10,323)        (2,485)   (55,173)
__________________________________________________________________________________________________________________________________________________________

    53         680            98        1,385          720      12,839           71        1,372          32           615             13        264
     -           -             -            -            -           -            -            -           -             -              -          -
     -           -             -            -            -           -           32          725           -             -              -          -
     -           -             -            -            -           -            2           28           -             -              -          -
   n/a           -           n/a            -          n/a           -          n/a            -           -             -              -          -
   (47)       (616)         (113)      (1,271)         (65)     (1,144)         (48)        (819)         (6)         (104)            (8)      (129)
__________________________________________________________________________________________________________________________________________________________

     6          64           (15)         114          655      11,695           57        1,306          26           511              5        135
__________________________________________________________________________________________________________________________________________________________

    20         215            64          827           70       1,159           43          728          12           201              2         32
     -           -             -            -            -           -            -            -           -             1              -          -
     -           -             -            -            -           -            4           82           -             -              -          -
     -           -             -            -            -           -            -            6           -             -              -          -
   n/a           -           n/a            -          n/a           -            -            -         n/a             -            n/a          -
   (48)       (588)         (120)      (1,223)         (32)       (594)         (24)        (397)        (37)         (688)           (21)      (383)
__________________________________________________________________________________________________________________________________________________________

   (28)       (373)          (56)        (396)          38         565           23          419         (25)         (486)           (19)      (351)
__________________________________________________________________________________________________________________________________________________________

   117       1,366           680        9,636            3          50          181        3,779(1)      175         3,109            721     19,029
     -           -             -            -            -           -            -            -           -             5              -          -
     -           -             -            -            -           -           23          344           -             -              -          -
   n/a           -           n/a            -          n/a           -          n/a            -         n/a             -            n/a          -
  (126)     (1,481)         (162)      (1,748)        (169)     (3,024)        (206)      (3,587)       (136)       (2,697)           (99)    (1,804)
__________________________________________________________________________________________________________________________________________________________

    (9)       (115)          518        7,888         (166)     (2,974)          (2)         536          39           417            622     17,225
__________________________________________________________________________________________________________________________________________________________

                                                                149

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

                                                                             Old Mutual                                           Old Mutual
                                                                          Heitman REIT Fund                                  Large Cap Growth Fund
_______________________________________________________________________________________________________________________________________________________________

                                                                 4/1/09 to                 4/1/08 to                4/1/09 to                 4/1/08 to
                                                                  9/30/09                   3/31/09                  9/30/09                   3/31/09
                                                                (Unaudited)                                        (Unaudited)
_______________________________________________________________________________________________________________________________________________________________

                                                            Shares      Dollars       Shares      Dollars       Shares      Dollars      Shares      Dollars
_______________________________________________________________________________________________________________________________________________________________

Capital Share Transactions (000):
   Class Z
   Shares Issued                                               271      $ 1,389          380       $2,670          127       $1,654         148       $2,085
   Capital Contribution(3)                                       -            -            -            -            -            -           -            -
   Shares Issued from Merger(2)                                  -            -            -            -            -            -       8,383      128,062
   Shares Issued upon Reinvestment of Distributions             52          269           98          602            -            -           -            -
   Redemption Fees                                             n/a            -          n/a            1          n/a            -         n/a            -
   Shares Redeemed                                            (656)      (3,063)      (1,693)     (12,615)        (674)      (8,856)     (1,281)     (18,762)
_______________________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                   (333)      (1,405)      (1,215)      (9,342)        (547)      (7,202)      7,250      111,385
_______________________________________________________________________________________________________________________________________________________________

   Class A
   Shares Issued                                               453        2,263          373        2,643           11          156          75        1,082
   Capital Contribution(3)                                       -            -            -            -            -            -           -            -
   Shares Issued from Merger(2)                                  -            -            -            -            -            -          44          673
   Shares Issued upon Reinvestment of Distributions             15           78           23          136            -            -           -            -
   Redemption Fees                                             n/a            -          n/a            -          n/a            -         n/a            -
   Shares Redeemed                                            (339)      (2,043)        (358)      (2,608)         (48)        (634)        (71)        (938)
_______________________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                    129          298           38          171          (37)        (478)         48          817
_______________________________________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                                16           78           75          588            8           91          67          985
   Capital Contribution(3)                                       -            -            -            -            -            -           -            -
   Shares Issued from Merger(2)                                  -            -            -            -            -            -          30          372
   Shares Issued upon Reinvestment of Distributions              -            1            -            2            -            -           -            -
   Redemption Fees                                             n/a            -          n/a            -          n/a            -         n/a            -
   Shares Redeemed                                             (28)        (150)         (24)        (156)        (115)      (1,481)        (69)        (917)
_______________________________________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                    (12)         (71)          51          434         (107)      (1,390)         28          440
_______________________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                22           99          173        1,047(1)     2,214       30,860         144        1,594
   Capital Contribution(3)                                       -            -            -            -            -            -           -            -
   Shares Issued from Merger(2)                                  -            -            -            -            -            -           3           34
   Shares Issued upon Reinvestment of Distributions             10           53           28          201            -            -           -            -
   Redemption Fees                                             n/a            -          n/a            -          n/a            -         n/a            -
   Shares Redeemed                                             (95)        (495)      (2,253)     (19,085)        (260)      (3,730)         (4)         (44)
_______________________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions        (63)        (343)      (2,052)     (17,837)       1,954       27,130         143        1,584
_______________________________________________________________________________________________________________________________________________________________

(1)  During the year ended  March 31,  2009,  the Heitman  REIT Fund and TS&W  Mid-Cap  Value Fund  received  from new  shareholders portfolio securities and cash valued at $342 and $1,704, respectively, on the date of the subscription.

(2)  See Note 1.

(3)  During the six-month  period ended  September 30, 2009, the Strategic  Small Company Fund received a one-time  distribution  of settlement funds from the Millenium Partners LP Fair Fund.

n/a - not applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                150

                 Old Mutual                                     Old Mutual                                          Old Mutual
               Strategic Small                                 TS&W Mid-Cap                                        TS&W Small Cap
                Company Fund                                    Value Fund                                          Value Fund
___________________________________________________________________________________________________________________________________________________

    4/1/09 to                4/1/08 to               4/1/09 to                4/1/08 to                4/1/09 to                4/1/08 to
     9/30/09                  3/31/09                 9/30/09                  3/31/09                  9/30/09                  3/31/09
   (Unaudited)                                      (Unaudited)                                       (Unaudited)
___________________________________________________________________________________________________________________________________________________

Shares     Dollars      Shares     Dollars      Shares      Dollars      Shares      Dollars      Shares       Dollars      Shares     Dollars
___________________________________________________________________________________________________________________________________________________

   206      $1,542       1,302      $8,694         466       $2,928         156     $    907         685        $8,860         912     $14,166
     -         619           -           -           -            -           -            -           -             -           -           -
     -           -       9,095      58,404           -            -      10,696       61,406           -             -       1,995      22,875
     -           -           -           -           -            -           -            -           -             -         338       4,010
   n/a           -           -           -         n/a            -           -            -         n/a             -           -           -
  (761)     (5,757)       (391)     (3,139)     (1,060)      (6,933)       (130)        (728)       (587)       (7,784)       (610)     (9,080)
___________________________________________________________________________________________________________________________________________________

  (555)     (3,596)     10,006      63,959        (594)      (4,005)     10,722       61,585          98         1,076       2,635      31,971
___________________________________________________________________________________________________________________________________________________

     7          53          18         149         261        1,672         909        6,479         164         2,077         146       2,339
     -           5           -           -           -            -           -            -           -             -           -           -
     -           -           6          37           -            -          61          349           -             -          37         409
     -           -           -           -           -            -           3           16           -             -          13         151
   n/a           -         n/a           -         n/a            -           -            -         n/a             -         n/a           -
   (23)       (172)        (40)       (311)       (369)      (2,387)       (296)      (1,921)        (74)       (1,011)        (59)       (847)
___________________________________________________________________________________________________________________________________________________

   (16)       (114)        (16)       (125)       (108)        (715)        677        4,923          90         1,066         137       2,052
___________________________________________________________________________________________________________________________________________________

     -           2           3          25          33          208         202        1,555          20           237          99       1,306
     -           1           -           -           -            -           -            -           -             -           -           -
     -           -           7          40           -            -          21          118           -             -          17         176
     -           -           -           -           -            -           -            2           -             -           7          82
   n/a           -         n/a           -         n/a            -         n/a            -         n/a             -         n/a           -
    (1)         (5)         (1)         (7)       (211)      (1,403)       (144)        (911)        (60)         (788)        (18)       (281)
___________________________________________________________________________________________________________________________________________________

    (1)         (2)          9          58        (178)      (1,195)         79          764         (40)         (551)        105       1,283
___________________________________________________________________________________________________________________________________________________

    19         154          62         404      12,232       78,582       5,058       34,356(1)    2,381        33,389           -           -
     -          80           -           -           -            -           -            -           -             -           -           -
     -           -       1,831      11,787           -            -         863        4,953           -             -           -           -
     -           -           -           -           -            -          45          262           -             -           -           -
   n/a           -           -           -         n/a            -           -            -         n/a             -           -           -
  (440)     (3,227)        (26)       (168)     (2,738)     (17,624)     (2,274)     (15,816)        (30)         (444)          -           -
___________________________________________________________________________________________________________________________________________________

  (421)     (2,993)      1,867      12,023       9,494       60,958       3,692       23,755       2,351        32,945           -           -
___________________________________________________________________________________________________________________________________________________

                                                                151

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

                                                                             Old Mutual
                                                                            Barrow Hanley                                     Old Mutual
                                                                           Core Bond Fund                                 Cash Reserves Fund
_______________________________________________________________________________________________________________________________________________________________

                                                                 4/1/09 to               4/1/08 to                 4/1/09 to                4/1/08 to
                                                                  9/30/09                 3/31/09                   9/30/09                  3/31/09
                                                                (Unaudited)                                       (Unaudited)
_______________________________________________________________________________________________________________________________________________________________

                                                            Shares      Dollars      Shares      Dollars      Shares      Dollars      Shares      Dollars
_______________________________________________________________________________________________________________________________________________________________

Capital Share Transactions (000):
   Class Z
   Shares Issued                                                 -       $    -           -       $    -       3,611       $3,611      13,208     $13,205
   Shares Issued upon Reinvestment of Distributions              -            -           -            -          15           15         520         520
   Redemption Fees                                             n/a            -         n/a            -         n/a            -         n/a           -
   Shares Redeemed                                               -            -           -            -      (8,140)      (8,140)    (18,535)    (18,536)
_______________________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                      -            -           -            -      (4,514)      (4,514)     (4,807)     (4,811)
_______________________________________________________________________________________________________________________________________________________________

   Class A
   Shares Issued                                                 -            -           -            -       1,291        1,291       2,316       2,316
   Shares Issued upon Reinvestment of Distributions              -            -           -            -           -            -           8           8
   Redemption Fees                                             n/a            -         n/a            -         n/a            -         n/a           -
   Shares Redeemed                                               -            -           -            -        (453)        (453)     (2,187)     (2,187)
_______________________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                      -            -           -            -         838          838         137         137
_______________________________________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                                 -            -           -            -         795          795       4,477       4,477
   Shares Issued upon Reinvestment of Distributions              -            -           -            -           1            1           9           9
   Redemption Fees                                             n/a            -         n/a            -         n/a            -         n/a           -
   Shares Redeemed                                               -            -           -            -      (2,778)      (2,778)     (2,947)     (2,947)
_______________________________________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                      -            -           -            -      (1,982)      (1,982)      1,539       1,539
_______________________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                               615        6,228       1,702       17,030(1)        -            -           -           -
   Shares Issued upon Reinvestment of Distributions            110        1,146         329        3,245           -            -           -           -
   Shares Redeemed                                            (112)      (1,160)     (2,322)     (22,799)          -            -           -           -
_______________________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions        613        6,214        (291)      (2,524)          -            -           -           -
_______________________________________________________________________________________________________________________________________________________________

(1)  During the year ended March 31, 2009, the Barrow Hanley Core Bond Fund,  Dwight High Yield Fund and Dwight  Intermediate  Fixed
     Income Fund received from new shareholders  portfolio securities and cash valued at $2,095, $589 and $3,652,  respectively,  on the date of the subscription.

n/a - not applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                152

                                                           Old Mutual                                     Old Mutual
               Old Mutual                              Dwight Intermediate                             Dwight Short Term
          Dwight High Yield Fund                        Fixed Income Fund                              Fixed Income Fund
_______________________________________________________________________________________________________________________________________

     4/1/09 to             4/1/08 to              4/1/09 to              4/1/08 to              4/1/09 to             4/1/08 to
      9/30/09               3/31/09                9/30/09                3/31/09                9/30/09               3/31/09
    (Unaudited)                                  (Unaudited)                                   (Unaudited)
_______________________________________________________________________________________________________________________________________

Shares     Dollars     Shares     Dollars     Shares     Dollars     Shares     Dollars     Shares     Dollars     Shares     Dollars
_______________________________________________________________________________________________________________________________________

     -     $     -          -     $     -        443      $4,378        672      $6,646      1,175     $11,551        621      $6,085
     -           -          -           -         18         176         29         285        207       2,045        542       5,310
     -           -        n/a           -        n/a           -        n/a           -        n/a           -        n/a           -
     -           -          -           -       (165)     (1,643)      (306)     (3,023)    (1,282)    (12,671)    (3,541)    (34,528)
_______________________________________________________________________________________________________________________________________

     -           -          -           -        296       2,911        395       3,908        100         925     (2,378)    (23,133)
_______________________________________________________________________________________________________________________________________

     -           -          -           -      4,735      47,277      3,910      38,680      4,746      46,861      3,151      30,792
     -           -          -           -         36         362         26         251         33         323         11         108
   n/a           -        n/a           -        n/a           3        n/a           -        n/a           -        n/a           1
     -           -          -           -     (1,988)    (19,985)      (447)     (4,401)    (2,264)    (22,487)      (480)     (4,682)
_______________________________________________________________________________________________________________________________________

     -           -          -           -      2,783      27,657      3,489      34,530      2,515      24,697      2,682      26,219
_______________________________________________________________________________________________________________________________________

     -           -          -           -      1,526      15,109      1,465      14,319        769       7,566      1,141      11,115
     -           -          -           -          9          89          6          58          5          51          7          64
   n/a           -        n/a           -        n/a           -        n/a           -        n/a           -        n/a           -
     -           -          -           -       (619)     (6,261)       (73)       (717)      (247)     (2,445)      (183)     (1,781)
_______________________________________________________________________________________________________________________________________

     -           -          -           -        916       8,937      1,398       13,660       527       5,172        965       9,398
_______________________________________________________________________________________________________________________________________

   783       7,305        480       4,566(1)     320       3,146        379       3,852(1)     759       7,476         19         188
    96         914        136       1,134         33         329        278       2,730          5          50          -           2
  (727)     (6,977)      (335)     (2,664)    (1,183)    (11,640)    (5,416)    (53,741)       (83)       (822)        (6)        (58)
_______________________________________________________________________________________________________________________________________

   152       1,242        281       3,036       (830)     (8,165)    (4,759)    (47,159)       681       6,704         13         132
_______________________________________________________________________________________________________________________________________

                                                                153

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

6. FEDERAL TAX INFORMATION
____________________________________________________________________________________________________________________________________

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains.
Accordingly, no provision has been made for federal income taxes.

The Funds are subject to the provisions of FASB Accounting Standards Codification 740 ("ASC 740"), Income Taxes. ASC 740 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not"
recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

ASC 740 requires management of the Funds to analyze all open tax years, fiscal years 2006-2009 as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended September 30, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S.
Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of
March 31, 2009, primarily attributable to certain losses which, for tax purposes, are not available to offset future income, different treatment for gains and losses on paydowns of mortgage- and asset-backed securities, returns of capital, utilization of net operating losses, fund reorganizations, capital loss carryforwards that expire in the current year due to Internal Revenue Code
Section 382 limitations, REIT reclasses between net investment income and long-term capital, dividends on short sales and to equalization, which classifies earnings and profits distributed to shareholders on the redemption of shares as a deemed dividend.
These permanent differences were reclassified to/from the following accounts:

                                                                   Increase/        Increase/(Decrease)       Increase/(Decrease)
                                                                  (Decrease)          Undistributed               Accumulated
                                                                   Paid- in           Net Investment             Net Realized
                                                                   Capital               Income                      Gain
                                                                    (000)                 (000)                      (000)
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                                      $      -              $ 158                   $    (158)
Focused Fund                                                         74,028                  8                     (74,036)
Growth Fund                                                               -                  1                          (1)
Heitman REIT Fund*                                                      (47)              (736)                        783
Large Cap Growth Fund                                                27,485                 10                     (27,495)
Strategic Small Company Fund                                        281,004                 (8)                   (280,996)
TS&W Mid-Cap Value Fund                                              39,034                  -                     (39,034)
TS&W Small Cap Value Fund                                             9,388                  1                      (9,389)
Barrow Hanley Core Bond Fund                                              -                (14)                         14
Dwight High Yield Fund                                                  (24)                 6                          18
Dwight Intermediate Fixed Income Fund                                     3                (48)                         45
Dwight Short Term Fixed Income Fund                                       -               (348)                        348
____________________________________________________________________________________________________________________________________

These reclassifications had no effect on net assets or net asset value per share.

* Information reflects fund activity for tax purposes based on the Fund's December 31, 2008 tax reporting year.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                154

The tax character of dividends and distributions declared during the years ended March 31, 2009 and 2008 were as follows:

                                                                                Ordinary       Long-Term      Return of
                                                                                 Income      Capital Gain      Capital     Total
Fund                                                                              (000)          (000)          (000)      (000)
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund
   2009                                                                          $  741         $     -          $ -      $   741
   2008                                                                             460               -            -          460
Barrow Hanley Value Fund
   2009                                                                           3,081               -            -        3,081
   2008                                                                           6,958          16,026            -       22,984
Focused Fund
   2009                                                                           1,038             284            -        1,322
   2008                                                                           1,239             836            -        2,075
Growth Fund
   2008                                                                             436               -            -          436
Heitman REIT Fund*
   2009                                                                           1,586               -           47        1,633
   2008                                                                           8,635          25,107            -       33,742
Strategic Small Company Fund
   2008                                                                           4,237           1,789            -        6,026
TS&W Mid-Cap Value Fund(2)
   2009                                                                             297               -            -          297
   2008                                                                              37               -            -           37
TS&W Small Cap Value Fund
   2009                                                                              46           4,325            -        4,371
   2008                                                                             411           7,840            -        8,251
Barrow Hanley Core Bond Fund(1)
   2009                                                                           3,042             203            -        3,245
   2008                                                                             747               -            -          747
Cash Reserves Fund
   2009                                                                             549               -            -          549
   2008                                                                           1,470               -            -        1,470
Dwight High Yield Fund(1)
   2009                                                                           1,121               -           13        1,134
   2008                                                                             253               -            -          253
Dwight Intermediate Fixed Income Fund
   2009                                                                           3,994             508            -        4,502
   2008                                                                           1,541               -            -        1,541
Dwight Short Term Fixed Income Fund
   2009                                                                           5,791               -            -        5,791
   2008                                                                           7,017               -            -        7,017
____________________________________________________________________________________________________________________________________

(1)  The Fund commenced operations on November 19, 2007.

(2)  The Fund commenced operations on June 4, 2007.

*    Information reflects fund activity for tax purposes based on the Fund’s December 31 tax reporting year.

The following Funds did not declare dividends or distributions during the year ended March 31, 2009 and 2008: Columbus Circle
Technology and Communications Fund and Large Cap Growth Fund. The Growth Fund and Strategic Small Company Fund did not declare dividends or distributions during the year ended March 31, 2009.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 155

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

As of March 31, 2009, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                              Undistributed   Undistributed                     Post-      Unrealized        Other
                                Ordinary        Long-Term     Capital Loss     October    Appreciation     Temporary
                                 Income       Capital Gains   Carryforwards    Losses    (Depreciation)   Differences    Total
                                  (000)           (000)           (000)         (000)         (000)          (000)       (000)
____________________________________________________________________________________________________________________________________

Analytic U.S.
   Long/Short Fund               $   344          $  -         $   (34,450)   $(50,845)     $(36,895)          $-     $  (121,846)
Barrow Hanley Value Fund             977             -              (2,586)     (1,825)      (61,389)           -         (64,823)
Columbus Circle Technology
   and Communications Fund         1,623             -          (2,375,196)    (24,800)        6,861            -      (2,391,512)
Focused Fund                         256             -             (90,921)     (8,882)       (9,463)           -        (109,010)
Growth Fund                       24,046             -          (1,170,778)    (53,871)      (53,379)           -      (1,253,982)
Heitman REIT Fund*                     1             -              (6,872)    (11,159)       (1,781)           -         (19,811)
Large Cap Growth Fund                164             -            (330,430)    (24,007)      (22,247)           -        (376,520)
Strategic Small Company Fund           1             -            (280,482)     (6,760)      (11,587)           -        (298,828)
TS&W Mid-Cap Value Fund              106             -             (41,559)    (32,282)      (15,165)           -         (88,900)
TS&W Small Cap Value Fund             12             -             (13,340)     (6,936)       (5,382)           -         (25,646)
Barrow Hanley Core Bond Fund       1,026           229                   -           -        (1,392)           -            (137)
Cash Reserves Fund                     -             -                  (2)          -             -            -              (2)
Dwight High Yield Fund                 -             -                (502)        (14)       (2,807)           -          (3,323)
Dwight Intermediate
   Fixed Income Fund                 417             -                   -        (133)       (1,075)           -            (791)
Dwight Short Term
   Fixed Income Fund                   5             -              (1,222)     (1,492)       (3,977)           -          (6,686)
____________________________________________________________________________________________________________________________________

*    Information reflects fund activity for tax purposes based on the Fund’s December 31, 2008 tax reporting year.

Amounts designated as "-" are either $0 or have been rounded to $0.

Post-October losses represent losses realized on investment transactions from November 1, 2008 through March 31, 2009 that, in accordance with federal income tax regulations the Funds may elect to defer and treat as having arisen in the following fiscal year.
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a period of up to eight years to the extent allowed by the Internal Revenue Code.

As of March 31, 2009, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (000):

Fund                                2010        2011       2012       2013       2014      2015      2016       2017       Total
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund    $        -   $ 10,565   $      -   $      -   $      -   $    -   $  4,227   $19,658   $   34,450
Barrow Hanley Value Fund                  -          -          -          -          -        -          -     2,586        2,586
Columbus Circle Technology and
   Communications Fund            1,941,003    425,950          -          -          -        -          -     8,243    2,375,196
Focused Fund                         73,272          -          -          -          -        -          -    17,649       90,921
Growth Fund                               -          -          -    841,900    312,740        -          -    16,138    1,170,778
Heitman REIT*                             -          -          -          -          -        -      6,872         -        6,872
Large Cap Growth Fund                 6,735    180,999    105,397          -          -        -     20,211    17,088      330,430
Strategic Small Company Fund              -          -          -          -          -        -    275,941     4,541      280,482
TS&W Mid-Cap Value Fund                   -          -          -          -          -        -     37,561     3,998       41,559
TS&W Small Cap Value Fund             1,302          -          -          -          -        -      7,298     4,740       13,340
Cash Reserves Fund                        2          -          -          -          -        -          -         -            2
Dwight High Yield Fund                    -          -          -          -          -        -          -       502          502
Dwight Short Term
   Fixed Income Fund                      -          -          -          -          -    1,222          -         -        1,222
____________________________________________________________________________________________________________________________________

*    Information reflects fund activity for tax purposes based on the Fund’s December 31, 2008 tax reporting year.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                 156

During the year ended March 31, 2009, the following Funds utilized capital loss carryforwards to offset realized capital gains
(000):

Fund
_________________________________________________________________________________

Cash Reserves Fund                                                        $    2
Dwight Short Term Fixed Income Fund                                        1,845
_________________________________________________________________________________

Of the capital loss carryforwards attributable to the Focused Fund, Large Cap Growth Fund, Strategic Small Company Fund, TS&W
Mid-Cap Value Fund and TS&W Small Cap Value Fund, the following amounts may be limited as a result of the reorganizations described in Note 1 and to the extent unrealized gains and losses that existed at the time of the reorganization are realized, the capital loss carryforwards may be further limited for up to five years from the date of the reorganization (000):

                                                                                                  Amounts              Amounts
                                                                                             limited annually     limited annually
                                                                      Total Capital Loss          due to               due to
                                                                         Carryforwards           03/27/09             04/25/08
                                                                          at 03/31/09         reorganization       reorganization
____________________________________________________________________________________________________________________________________

Focused Fund                                                               $ 90,921              $     -               $    -
Large Cap Growth Fund                                                       330,430               20,211                6,735
Strategic Small Company Fund                                                280,482                4,541                    -
TS&W Mid-Cap Value Fund                                                      41,559                4,078                    -
TS&W Small Cap Value Fund                                                    13,340                8,599                    -
____________________________________________________________________________________________________________________________________

The federal tax cost, aggregate gross unrealized appreciation and depreciation of investments, excluding securities sold short, futures contracts and written options contracts, held by each Fund excluding the Cash Reserves Fund, at September 30, 2009, were as follows:

                                                                                                                          Net
                                                                                                                      Unrealized
                                                                   FederalTax      Unrealized       Unrealized       Appreciation/
                                                                      Cost        Appreciation     Depreciation     (Depreciation)
Fund                                                                 (000)            (000)            (000)             (000)
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                                       $173,775         $36,353         $   (964)         $35,389
Barrow Hanley Value Fund                                             148,565          14,216          (18,745)          (4,529)
Columbus Circle Technology and Communications Fund                   101,289          31,986             (436)          31,550
Focused Fund                                                          85,766          17,900             (434)          17,466
Growth Fund                                                          308,733          75,818           (8,364)          67,454
Heitman REIT Fund                                                     37,195          12,331             (135)          12,196
Large Cap Growth Fund                                                185,431          24,965           (5,378)          19,587
Strategic Small Company Fund                                          96,685          20,330           (1,073)          19,257
TS&W Mid-Cap Value Fund                                              195,817          32,423           (1,267)          31,156
TS&W Small Cap Value Fund                                             99,428          20,694           (1,668)          19,026
Barrow Hanley Core Bond Fund                                          49,769           2,717             (116)           2,601
Dwight High Yield Fund                                                13,706           1,187             (985)             202
Dwight Intermediate Fixed Income Fund                                110,671           3,249             (316)           2,933
Dwight Short Term Fixed Income Fund                                  220,568           3,281           (2,595)             686
____________________________________________________________________________________________________________________________________

                                                                 157

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

7. CONCENTRATIONS/RISKS
____________________________________________________________________________________________________________________________________

The Cash Reserves Fund invests in a portfolio of money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed by Wellington to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain Funds invest a high percentage of their assets in specific sectors of the market, including technology and real estate. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In addition, the Heitman REIT Fund and Columbus Circle Technology and Communications Fund are concentrated, which means they may invest 25% or more of their net assets in specific industries.

There are risks associated with selling short, including the risk that a Fund engaged in short sales may have to cover its short positions at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases.

The Dwight High Yield Fund invests in high yield securities which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These high yield securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments and may be subject to significant price fluctuations.

Certain funds may invest in mortgage related or other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, decreases in real estate values and early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although certain mortgages and mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each
Fund. However, based on experience, the Funds expect the risk of loss to be remote.

8. INTERFUND LENDING
____________________________________________________________________________________________________________________________________

Pursuant to resolutions adopted by the Board of Trustees of each of the Trust and Old Mutual Funds I (together, the "Trusts"), on behalf of certain series portfolios of the Trusts (for the purposes of this Note 8, the "OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the SEC on August 12, 2003 to the Trusts. The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the OM Funds may borrow more than 10% of their assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended
September 30, 2009.

                                                                 158

9. LITIGATION
____________________________________________________________________________________________________________________________________

The PBHG Funds (now known as Old Mutual Funds II) and PBHG Fund Distributors (now known as Old Mutual Investment Partners) have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the
"Civil Litigation"). The Civil Litigation consolidates and coordinates a number of individual class action suits and derivative suits based on similar claims, which were previously filed against PBHG Funds and PBHG Fund Distributors in other jurisdictions, and were transferred to the U.S. District Court for the District of Maryland. Consolidated complaints in the Class Action and Derivative
Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i)
violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of PBHG Fund Distributors as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of PBHG Funds' 12b-1 Plan.

Any potential resolution of the Civil Litigation may include, but not be limited to, judgments or settlements for damages against any named defendant. Old Mutual Capital does not believe that the outcome of the Civil Litigation will materially affect the Funds or its ability to carry out its duty as investment adviser to the Funds.

10. EXPENSES BORNE BY ADVISER
____________________________________________________________________________________________________________________________________

Legal, printing and/or compliance audit expenses relating to the Civil Litigation described in Note 9 and certain regulatory examinations in connection with the market timing allegations were incurred, and the Adviser and/or the former adviser paid these expenses on behalf of the Trust. Had the Adviser and/or the former adviser not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2009, 2008, 2007, 2006 and 2005.

11. SUBSEQUENT EVENTS
____________________________________________________________________________________________________________________________________

In accordance with the provisions set forth in FASB Accounting Standards Codification 855 Subsequent Events, the Adviser has
evaluated the possibility of subsequent events existing in the Funds' financial statements through November 20, 2009. The Adviser has determined that there are no material events that would require disclosure in the Funds' financial statement through this date.

                                                                 159

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available
(i) without charge, upon request, by calling 888-772-2888 toll-free; (ii) on the Trust's website at oldmutualfunds.com; and (iii) on the SEC's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2009 is available (i) without charge, upon request, by calling 888-772-2888 toll free; (ii) on the Trust's website at oldmutualfunds.com;
and (iii) on the SEC's website at http://www.sec.gov.

Old Mutual Funds II Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's
Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330 toll-free.

                                                                 160

FUND EXPENSES EXAMPLE (Unaudited)

Six Month Hypothetical Expense Example - September 30, 2009

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. The Funds may charge transaction fees, including sales charges (loads) on purchase payments; redemption fees; and exchange fees. The Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2009.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, administration, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the
$10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5%
per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                              Annualized      Expenses                                                                      Annualized      Expenses
                                    Beginning     Ending        Expense         Paid                                              Beginning     Ending        Expense         Paid
                                     Account      Account        Ratio         During                                              Account      Account        Ratio         During
                                      Value        Value      for the Six     Six Month                                             Value        Value      for the Six     Six Month
                                    4/1/2009     9/30/2009    Month Period     Period*                                            4/1/2009     9/30/2009    Month Period     Period*
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Analytic U.S Long/Short Fund - Class A                                             Old Mutual Barrow Hanley Value Fund - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return               $1,000.00    $1,274.10        1.54%        $ 8.78            Actual Fund Return               $1,000.00    $1,375.50        1.04%        $ 6.19
   Hypothetical 5% Return            1,000.00     1,024.92        1.54           7.82            Hypothetical 5% Return            1,000.00     1,019.80        1.04           5.27
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Analytic U.S Long/Short Fund - Class C                                             Old Mutual Barrow Hanley Value Fund - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,268.80        2.29          13.02            Actual Fund Return                1,000.00     1,374.30        0.88           5.24
   Hypothetical 5% Return            1,000.00     1,024.89        2.29          11.62            Hypothetical 5% Return            1,000.00     1,024.96        0.88           4.47
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Analytic U.S Long/Short Fund - Class Z                                             Old Mutual Columbus Circle Technology and Communications Fund - Class A
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,275.20        1.30           7.41            Actual Fund Return                1,000.00     1,004.34        1.70           8.54
   Hypothetical 5% Return            1,000.00     1,018.50        1.30           6.58            Hypothetical 5% Return            1,000.00     1,024.92        1.70           8.63
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Analytic U.S Long/Short Fund - Institutional Class                                 Old Mutual Columbus Circle Technology and Communications Fund - Class C
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,276.10        1.10           6.28            Actual Fund Return                1,000.00     1,004.29        2.45          12.31
   Hypothetical 5% Return            1,000.00     1,024.95        1.10           5.58            Hypothetical 5% Return            1,000.00     1,024.88        2.45          12.44
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Barrow Hanley Value Fund - Class A                                                 Old Mutual Columbus Circle Technology and Communications Fund - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,371.20        1.30           7.73            Actual Fund Return                1,000.00     1,435.90        1.45           8.85
   Hypothetical 5% Return            1,000.00     1,024.94        1.30           6.60            Hypothetical 5% Return            1,000.00     1,017.75        1.45           7.33
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Barrow Hanley Value Fund - Class C                                                 Old Mutual Columbus Circle Technology and Communications Fund - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,366.40        2.05          12.16            Actual Fund Return                1,000.00     1,004.39        1.20           6.03
   Hypothetical 5% Return            1,000.00     1,024.90        2.05          10.41            Hypothetical 5% Return            1,000.00     1,024.94        1.20           6.09
_________________________________________________________________________________________     _________________________________________________________________________________________

                                                                 161

FUND EXPENSES EXAMPLE (Unaudited) - concluded

                                                              Annualized      Expenses                                                                      Annualized      Expenses
                                    Beginning     Ending        Expense         Paid                                              Beginning     Ending        Expense         Paid
                                     Account      Account        Ratio         During                                              Account      Account        Ratio         During
                                      Value        Value      for the Six     Six Month                                             Value        Value      for the Six     Six Month
                                    4/1/2009     9/30/2009    Month Period     Period*                                            4/1/2009     9/30/2009    Month Period     Period*
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Focused Fund - Class A                                                             Old Mutual Large Cap Growth Fund - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return               $1,000.00    $1,369.10        1.24%        $ 7.36            Actual Fund Return               $1,000.00    $1,307.70        1.17%        $ 6.77
   Hypothetical 5% Return            1,000.00     1,024.94        1.24           6.29            Hypothetical 5% Return            1,000.00     1,019.15        1.17           5.92
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Focused Fund - Class C                                                             Old Mutual Large Cap Growth Fund - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,364.20        2.00          11.85            Actual Fund Return                1,000.00     1,307.60        0.91           5.26
   Hypothetical 5% Return            1,000.00     1,024.90        2.00          10.15            Hypothetical 5% Return            1,000.00     1,024.95        0.91           4.62
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Focused Fund - Class Z                                                             Old Mutual Strategic Small Company Fund - Class A
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,371.10        1.01           6.00            Actual Fund Return                1,000.00     1,339.20        1.55           9.09
   Hypothetical 5% Return            1,000.00     1,019.95        1.01           5.11            Hypothetical 5% Return            1,000.00     1,024.92        1.55           7.87
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Focused Fund - Institutional Class                                                 Old Mutual Strategic Small Company Fund - Class C
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,372.80        0.80           4.76            Actual Fund Return                1,000.00     1,335.00        2.30          13.46
   Hypothetical 5% Return            1,000.00     1,024.96        0.80           4.06            Hypothetical 5% Return            1,000.00     1,024.89        2.30          11.68
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Growth Fund - Class A                                                              Old Mutual Strategic Small Company Fund - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,403.20        1.35           8.13            Actual Fund Return                1,000.00     1,340.70        1.30           7.63
   Hypothetical 5% Return            1,000.00     1,024.93        1.35           6.85            Hypothetical 5% Return            1,000.00     1,018.50        1.30           6.58
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Growth Fund - Class C                                                              Old Mutual Strategic Small Company Fund - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,397.70        2.10          12.62            Actual Fund Return                1,000.00     1,342.70        1.05           6.17
   Hypothetical 5% Return            1,000.00     1,024.90        2.10          10.66            Hypothetical 5% Return            1,000.00     1,024.95        1.05           5.33
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Growth Fund - Class Z                                                              Old Mutual TS&W Mid-Cap Value Fund - Class A
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,405.20        1.10           6.63            Actual Fund Return                1,000.00     1,306.60        1.40           8.10
   Hypothetical 5% Return            1,000.00     1,019.50        1.10           5.57            Hypothetical 5% Return            1,000.00     1,024.93        1.40           7.11
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Growth Fund - Institutional Class                                                  Old Mutual TS&W Mid-Cap Value Fund - Class C
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,406.30        0.95           5.73            Actual Fund Return                1,000.00     1,303.20        2.15          12.41
   Hypothetical 5% Return            1,000.00     1,024.95        0.95           4.82            Hypothetical 5% Return            1,000.00     1,024.89        2.15          10.91
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Heitman REIT Fund - Class A                                                        Old Mutual TS&W Mid-Cap Value Fund - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,669.30        1.50          10.04            Actual Fund Return                1,000.00     1,311.50        1.12           6.49
   Hypothetical 5% Return            1,000.00     1,024.93        1.50           7.61            Hypothetical 5% Return            1,000.00     1,019.40        1.12           5.67
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Heitman REIT Fund - Class C                                                        Old Mutual TS&W Mid-Cap Value Fund - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,663.30        2.25          15.02            Actual Fund Return                1,000.00     1,311.50        1.00           5.79
   Hypothetical 5% Return            1,000.00     1,024.89        2.25          11.42            Hypothetical 5% Return            1,000.00     1,024.95        1.00           5.08
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Heitman REIT Fund - Class Z                                                        Old Mutual TS&W Small Cap Value Fund - Class A
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,670.90        1.25           8.37            Actual Fund Return                1,000.00     1,348.40        1.50           8.83
   Hypothetical 5% Return            1,000.00     1,018.75        1.25           6.33            Hypothetical 5% Return            1,000.00     1,024.93        1.50           7.61
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Heitman REIT Fund - Institutional Class                                            Old Mutual TS&W Small Cap Value Fund - Class C
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,673.40        0.95           6.37            Actual Fund Return                1,000.00     1,344.60        2.13          12.52
   Hypothetical 5% Return            1,000.00     1,024.95        0.95           4.82            Hypothetical 5% Return            1,000.00     1,024.89        2.13          10.81
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Large Cap Growth Fund - Class A                                                    Old Mutual TS&W Small Cap Value Fund - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,306.10        1.43           8.27            Actual Fund Return                1,000.00     1,350.80        1.25           7.37
   Hypothetical 5% Return            1,000.00     1,024.93        1.43           7.26            Hypothetical 5% Return            1,000.00     1,018.75        1.25           6.33
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Large Cap Growth Fund - Class C                                                    Old Mutual TS&W Small Cap Value Fund - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,300.60        2.19          12.63            Actual Fund Return                1,000.00     1,351.60        1.10           6.48
   Hypothetical 5% Return            1,000.00     1,024.89        2.19          11.12            Hypothetical 5% Return            1,000.00     1,024.95        1.10           5.58
_________________________________________________________________________________________     _________________________________________________________________________________________

                                                                 162

                                                              Annualized      Expenses
                                    Beginning     Ending        Expense         Paid
                                     Account      Account        Ratio         During
                                      Value        Value      for the Six     Six Month
                                    4/1/2009     9/30/2009    Month Period     Period*
_________________________________________________________________________________________

Old Mutual Barrow Hanley Core Bond Fund - Institutional Class
_________________________________________________________________________________________

   Actual Fund Return               $1,000.00    $1,094.80        0.70%         $3.68
   Hypothetical 5% Return            1,000.00     1,024.97        0.70           3.55
_________________________________________________________________________________________

Old Mutual Cash Reserves Fund - Class A
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,000.01        0.37           1.86
   Hypothetical 5% Return            1,000.00     1,024.98        0.37           1.88
_________________________________________________________________________________________

Old Mutual Cash Reserves Fund - Class C
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,000.01        0.37           1.86
   Hypothetical 5% Return            1,000.00     1,024.98        0.37           1.88
_________________________________________________________________________________________

Old Mutual Cash Reserves Fund - Class Z
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,000.50        0.37           1.86
   Hypothetical 5% Return            1,000.00     1,023.15        0.37           1.88
_________________________________________________________________________________________

Old Mutual Cash Reserves Fund - Institutional Class
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,000.03        0.37           1.86
   Hypothetical 5% Return            1,000.00     1,024.98        0.37           1.88
_________________________________________________________________________________________

Old Mutual Dwight High Yield Fund - Institutional Class
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,425.00        0.80           4.86
   Hypothetical 5% Return            1,000.00     1,024.96        0.80           4.06
_________________________________________________________________________________________

Old Mutual Dwight Intermediate Fixed Income Fund - Class A
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,063.20        0.83           4.29
   Hypothetical 5% Return            1,000.00     1,024.96        0.83           4.21
_________________________________________________________________________________________

Old Mutual Dwight Intermediate Fixed Income Fund - Class C
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,060.30        1.58           8.16
   Hypothetical 5% Return            1,000.00     1,024.92        1.58           8.02
_________________________________________________________________________________________

Old Mutual Dwight Intermediate Fixed Income Fund - Class Z
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,064.50        0.58           3.00
   Hypothetical 5% Return            1,000.00     1,022.10        0.58           2.94
_________________________________________________________________________________________

Old Mutual Dwight Intermediate Fixed Income Fund - Institutional Class
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,064.80        0.50           2.59
   Hypothetical 5% Return            1,000.00     1,024.98        0.50           2.54
_________________________________________________________________________________________

Old Mutual Dwight Short Term Fixed Income Fund - Class A
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,039.00        0.95           4.86
   Hypothetical 5% Return            1,000.00     1,024.95        0.95           4.82
_________________________________________________________________________________________

Old Mutual Dwight Short Term Fixed Income Fund - Class C
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,036.30        1.45           7.40
   Hypothetical 5% Return            1,000.00     1,024.93        1.45           7.36
_________________________________________________________________________________________

Old Mutual Dwight Short Term Fixed Income Fund - Class Z
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,039.10        0.70           3.58
   Hypothetical 5% Return            1,000.00     1,021.50        0.70           3.55
_________________________________________________________________________________________

Old Mutual Dwight Short Term Fixed Income Fund - Institutional Class
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,040.90        0.55           2.81
   Hypothetical 5% Return            1,000.00     1,024.97        0.55           2.79
_________________________________________________________________________________________

*    Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 days (to reflect the one-half year period).

                                                                 163

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS (Unaudited)

Background

On May 20, 2009, the Board of Trustees (the "Board") of Old Mutual Funds II (the "Trust"), including those Trustees who are not
"interested persons" of the Trust, approved the renewal, on behalf of the Old Mutual TS&W Mid-Cap Value Fund (the "TS&W Mid-Cap
Value Fund"), of the management agreement (the "Management Agreement"), between the Trust and Old Mutual Capital, Inc. ("Old Mutual
Capital") to continue through December 31, 2009, as well as the renewal of the investment sub-advisory agreement (the "Sub-Advisory
Agreement") among the Trust, Old Mutual Capital and Thompson, Siegel & Walmsley, LLC ("TS&W") to continue in effect through December
31, 2009.

Board Considerations

This section describes the factors considered by the Board in approving the renewal of the Management Agreement and Sub-Advisory
Agreement (collectively, the "Agreements").

In determining whether it was appropriate to approve the Agreements, the Board requested information, provided by the Old Mutual
Capital and TS&W, which it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information and was advised by independent legal counsel with respect to its deliberations. The Board received reports prepared by prepared by Old Mutual Capital on comparative mutual fund performance, advisory fees, and expense levels for the TS&W Mid-Cap Value
Fund (the "Peer Report"). The comparative fund peer groups utilized for the reports were compiled by Lipper, Inc. ("Lipper"), an independent mutual fund statistical service.

In considering the fairness and reasonableness of the Agreements, the Board reviewed numerous factors, including the following:

     o the nature of the services to be provided under the Agreements;

     o the requirements of the TS&W Mid-Cap Value Fund for the services provided by Old Mutual Capital and TS&W;

     o the quality of the services provided, including information contained in Old Mutual Capital's and TS&W's 15(c) responses and the Peer Report comparing the performance results of the TS&W Mid-Cap Value Fund;

     o the fees payable for the services;

     o management fee levels compared to other similar investment accounts managed by Old Mutual Capital and TS&W;

     o the total expenses of the TS&W Mid-Cap Value Fund compared to those of its peer group;

     o the commitment of the Old Mutual Capital to cap certain expenses through the contractual deferral of management fees and/or reimbursement of expenses, and the fact that the Old Mutual Capital may seek payment of such deferred fees or reimbursement of such absorbed expenses within a specified period of time after the fiscal year in which fees were deferred or expenses were absorbed, subject to the original contractual expense limitation in effect at the time;

     o the profitability of Old Mutual Capital and TS&W with respect to their relationship with the TS&W Mid-Cap Value Fund;

     o soft dollar and other benefits received by Old Mutual Capital and TS&W, including sources of revenue to affiliates of Old
       Mutual Capital;

     o fall-out benefits received by the Old Mutual Capital and TS&W, including sources of revenue to Old Mutual Capital's affiliates through administration fees and retention of a portion of the sales charge on Class A shares;

     o portfolio management statistics such as portfolio turnover and brokerage commission expenses;

     o Old Mutual Capital's role as investment manager to the Trust, which may add to its prestige and visibility in the investment community and make it more attractive to potential clients;

     o the economies of scale available to the Old Mutual Capital and TS&W and the resulting economies of scale passed on to shareholders;

     o the capabilities of Old Mutual Capital and TS&W, including personnel resources;

     o the financial condition of Old Mutual Capital and TS&W, including financial statements and profitability analyses provided by each;

     o fees charged by Old Mutual Capital and TS&W to similar funds, other than those of the Trust, which are managed by Old Mutual
       Capital or TS&W;

     o the contemplated outsourcing of certain administrative functions and related restructuring of Old Mutual Capital, which would include, among other things, a reduction in the number of mutual funds and personnel;

     o current economic and industry trends; and

     o the overall balance of shareholder benefits versus Old Mutual Capital and TS&W benefits.

                                                                 164

Current management fees and effective management fees after expense limitations were reviewed in the context of Old Mutual Capital's cost of providing services and its profitability. In addition, the Board reviewed the Peer Report comparing the TS&W Mid-Cap Value
Fund's expense ratio, management fee, and performance with comparable mutual funds. The Board reviewed TS&W's costs of providing the services and the profitability to TS&W with respect to the TS&W Mid-Cap Value Fund, noting that TS&W shared in the fee waivers and expense reimbursements and that Old Mutual Capital had yet to realize a profit on the TS&W Mid-Cap Value Fund. The Board discussed the contemplated restructuring of Old Mutual Capital, pursuant to which Old Mutual Capital would propose to reduce the number of mutual funds, reduce personnel, and outsource certain administrative functions. The Board was assured that any such restructuring would not result in any material diminution of the quality of the services that Old Mutual Capital provided to the TS&W Mid-Cap
Value Fund.

In connection with the approval of the renewal of the Agreements, the Board considered that as of March 31, 2009, the contractual management fee of 0.95% (with fee breakpoints that could potentially lower the contractual management fee by a total of 0.10%) was at the high end of the fees Old Mutual Capital charged equity funds of which it is the adviser. The Board also considered that the contractual management fee was above the median of the TS&W Mid-Cap Value Fund's Lipper expense group, but that after Old Mutual
Capital applied contractual fee waivers for the TS&W Mid-Cap Value Fund's Class A shares the entire management fee was waived. The
Board noted that the actual total expenses of the TS&W Mid-Cap Value Fund less distribution fees ranked in the 67th percentile of its Lipper expense group. The Board considered Old Mutual Capital's ongoing efforts to reduce fund expenses and Old Mutual Capital's contractual agreement to limit the TS&W Mid-Cap Value Fund's expenses through at least December 31, 2010. With respect to performance, the Board considered that for the one year and twenty-one month periods ending March 31, 2009, the TS&W Mid-Cap Value
Fund's performance ranked in the 8th percentile of its Lipper performance group.

Board Approvals

The Board reviewed additional information provided by the Old Mutual Capital and TS&W. Following extended discussions concerning this information, the Board determined that the Agreements were reasonable in light of the nature and the quality of the services provided, and that approval of the Agreements was consistent with the best interests of the TS&W Mid-Cap Value Fund and its shareholders. The Board, including all of the Trustees who are not "interested persons" of the Trust, voting separately at meetings held in-person, unanimously approved the Agreements on the basis of the foregoing review and discussions. The Board concluded, among other things:

     o that the level of contractual advisory fees to be charged to the TS&W Mid-Cap Value Fund was higher than the fees charged by other investment advisers and investment sub-advisers to other funds with a similar investment strategy, but that Old Mutual
       Capital was waiving a portion of its fee (all of its fee for Class A shares) as a result of Old Mutual Capital's contractual expense limitation agreement with the TS&W Mid-Cap Value Fund;

     o that TS&W Mid-Cap Value Fund's performance compared very favorably with that of its performance peer group;

     o that TS&W is under common control with Old Mutual Capital, which allows for greater coordination and monitoring of the nature and quality of sub-advisory services;

     o that Old Mutual Capital's willingness to voluntarily defer its fees and reimburse expenses to reduce fund expenses indicates a high level of commitment on the part of Old Mutual Capital;

     o that the profitability of the TS&W Mid-Cap Value Fund to Old Mutual Capital and TS&W was reasonable in light of all the circumstances;

     o that the Management Agreement contains breakpoints, which will allow shareholders to realize economies of scale as the TS&W
       Mid-Cap Value Fund's assets increase;

     o that Old Mutual Capital and TS&W are experienced and possess significant experience in managing particular asset classes;

     o that Old Mutual Capital and TS&W have demonstrated their commitment to provide sufficient staffing resources and capabilities to manage the TS&W Mid-Cap Value Fund, including the retention of personnel with relevant investment management experience;

     o that Old Mutual Capital and TS&W appear to have overall high quality in terms of their personnel, operations, financial condition, investment management capabilities, methodologies and performance; and

     o that the receipt of research and brokerage services through soft dollar Trust trades would strengthen the investment management resources of TS&W, which might ultimately benefit the TS&W Mid-Cap Value Fund, as well as other funds within the
       Trust and in the Old Mutual complex that are sub-advised by TS&W.

                                                                 165

FOR MORE INFORMATION

For investors who want more information about Old Mutual Funds II, please contact us at:

     | By Telephone:
     |
     | 888.772.2888
     |
     | By Mail:
     |
     | Old Mutual Funds II
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     |
     | oldmutualfunds.com

This semi-annual report is intended for the information of Old Mutual
Funds II shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of Old Mutual
Funds II, by visiting oldmutualfunds.com or by calling 888.772.2888.
Please read the prospectus carefully before investing.

                                                                                                                   [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-09-603 11/2009

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	SCHEDULE I – INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which shareholders may recommend nominees to the board, where those changes were implemented after Old Mutual Funds II (the “registrant”) last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11.	Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant’s PEO and PFO, or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant’s management, including the registrant’s PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)
During the quarter ended September 30, 2009, there has been no change in the registrant’s internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1)	Not applicable to semiannual reports.

(a)(2)	Attached hereto as Exhibit EX-99.CERT.

(a)(3)	Not applicable.

(b)	Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OLD MUTUAL FUNDS II

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, President

Date:	November 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, Principal Executive Officer

Date:	November 20, 2009

By:	/s/ Robert T. Kelly
Robert T. Kelly, Principal Financial Officer

Date:	November 20, 2009